File No. 2-67464

811-3015

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

[X]	Registration Under the Securities Act of 1933

[ ]	Pre-Effective Amendment Number ____

[X]	Post-Effective Amendment Number 102

And/or

[X]	Registration Statement Under the Investment Company Act of 1940

[X]	Amendment No. 103

Ohio National Fund, Inc.

(Exact Name of Registrant)

One Financial Way

Montgomery, Ohio 45242

(Address of Principal Executive Offices)

(513) 794-6100

(Registrant’s Telephone Number)

Kimberly A. Plante, Secretary

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

(Name and Address of Agent for Service)

Copy to:

Chip C. Lunde
Willkie Farr & Gallagher LLP
1875 K Street, N.W.

Washington, DC 20006-1238

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate space):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	on April 29, 2022 pursuant to paragraph (b) of Rule 485

[ ]	60 days after filing pursuant to paragraph (a) of Rule 485

[ ]	on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Ohio National Fund, Inc.

One Financial Way ● Montgomery, Ohio 45242 ● Telephone 800.366.6654

Ohio National Fund, Inc. (“Fund”) is a mutual fund with 25 separate investment portfolios. This Prospectus describes 15 portfolios of the Fund. The Fund’s investment adviser is Ohio National Investments, Inc. (the “Adviser”). Fund shares are offered only to separate accounts of The Ohio National Life Insurance Company ("ONLIC"), Ohio National Life Assurance Corporation (together with ONLIC referred to as “Ohio National Life”) and National Security Life and Annuity Company (“National Security”) and portfolios of the Fund in connection with Ohio National Life and National Security’s variable annuity contracts and variable life insurance policies. The separate accounts use Fund shares as the underlying investments for variable annuities and variable life insurance contracts issued by Ohio National Life and National Security. Some variable contracts do not permit allocations to all the portfolios. Your variable contract prospectus identifies the portfolios available under your contract.

An investment in the portfolios through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund’s portfolios covered by this prospectus are:

See
Page

See
Page

ON BlackRock Advantage Large Cap Value Portfolio	31
ON Nasdaq-100® Index Portfolio	34
ON BlackRock Advantage Large Cap Core Portfolio	37
ON BlackRock Advantage Small Cap Growth Portfolio	39
ON S&P MidCap 400® Index Portfolio	42
ON BlackRock Advantage Large Cap Growth Portfolio	45
ON Risk Managed Balanced Portfolio	48

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an Ohio National Life or National Security variable contract. Keep this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

April 29, 2022

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2

ON Bond Portfolio

Investment Objective

Seeks high level of income and opportunity for capital appreciation consistent with preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.53%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Total Annual Fund Operating Expenses	0.59%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in intermediate-term and long-term fixed-income securities. These generally have a remaining maturity of 5 years or more when purchased. Under normal circumstances, at least 80% of the Portfolio’s net assets (plus borrowings for investment purposes, if any) will be invested in:

• publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned one of the four highest bond ratings by Moody’s or Standard and Poor’s (“S&P”); and

• corporate debt securities used for short-term investment and limited to the top grade of these two rating services.

This Portfolio normally includes debt securities with varying maturities selected from various industries, depending upon the Adviser’s evaluation of current and anticipated market conditions. This Portfolio may also invest in U.S. government securities as well as the debt securities of foreign issuers.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

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Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

LIBOR Risk — Instruments in which the Portfolio invests may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out on December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate (“SOFR”) as the replacement rate. The nature of the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally is unknown.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Sovereign Debt Risk — Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debts that a government does not pay.

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Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 10.52%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -5.97%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON Bond Portfolio	-1.52%	4.97%	4.14%
ICE BofA U.S. Corporate Index	-0.95%	5.28%	4.76%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Gary Rodmaker, CFA, FLMI, Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager for the Portfolio since January 2015.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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ON BlackRock Balanced Allocation Portfolio

Investment Objective

Seeks high level of long-term total return consistent with preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Total Annual Fund Operating Expenses	0.54%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$55	$173	$302	$677

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in stocks, bonds and money market instruments. The Adviser adjusts the mix of investments from time to time among the various asset classes (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Under normal circumstances, the Portfolio invests up to 75% of its total assets in equity securities and will maintain a minimum of 25% of its total assets in fixed-income securities. Typically, the Portfolio invests up to 5% of its assets in money market instruments. Sometimes the Portfolio may not be invested in all three of the asset classes.

The Portfolio’s principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the asset classes.

The equity component of the Portfolio (stock asset class) is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the equity component of the Portfolio in February 2019. Within the equity component, BlackRock seeks long-term growth of capital. Current income is a secondary goal for the equity component.

BlackRock seeks to pursue these goals by investing in securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the equity component of the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity. The equity component may be invested in equity securities, including common stock, or securities or other instruments whose price is linked to the value of

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common stock. The issuers of the equity securities are primarily U.S. based. BlackRock expects to invest in securities within the market capitalization range of the Russell 1000 Index, but maintains flexibility to invest outside of that range. As of March 31, 2022, the capitalization range of the Russell 1000 Index was between $364.74 million and $2.85 trillion.

Within the fixed-income component of the Portfolio (bond asset class), the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation, is a secondary goal of the fixed-income component. The Adviser invests in bonds without limitation as to quality, maturity and duration. Within the money market component of the Portfolio (the money market asset class), the Adviser may invest in various money market instruments, including treasury bills, commercial paper, certificates of deposit and short or medium-term notes. The Adviser seeks maximum current income consistent with the preservation of principal and liquidity.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. Investment in this Portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three asset classes. There is also the risk that at any given time this Portfolio will invest too much or too little in each asset class. On the other hand, since the risk factors affecting each asset class are different, the risks of each asset class often offset one another. As a result, this Portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment.

LIBOR Risk — Instruments in which the Portfolio invests may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out on December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate (“SOFR”) as the replacement rate. The nature of the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally is unknown.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The

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Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Asset Allocation Risk — The Portfolio’s ability to achieve its investment goal depends upon the managers’ skill in determining the Portfolio’s asset allocation mix (its allocation among the three asset classes). There is the possibility that the managers’ evaluations and assumptions regarding asset classes will not successfully achieve high long-term total return in view of actual market trends.

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BlackRock began sub-advising the equity component of the Portfolio under its current strategy on February 1, 2019. From May 2002 through January 31, 2019, the equity component of the Portfolio was sub-advised by Suffolk Capital Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or sub-adviser.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 17.42%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -17.51%. That was the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON BlackRock Balanced Allocation Portfolio	19.06%	12.98%	13.02%
S&P 500® Index*	28.71%	18.47%	16.55%
70% S&P 500® Index/30% ICE BofA U.S. Corporate Index**	19.18%	14.58%	13.06%

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*	Primary benchmark

**	Secondary benchmark. The 70% S&P 500® Index/30% ICE BofA U.S. Corporate Index is a customized index included for the purpose of showing how the Portfolio’s performance compares with an index that is 70% in stocks and 30% in bonds.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Gary Rodmaker, CFA, FLMI, Vice President, Fixed Income Securities for Ohio National Life, has been a portfolio manager of the fixed income component of the Portfolio since 2016.

BlackRock serves as the investment sub-adviser for the equity component of the Portfolio. BlackRock has been a sub-adviser for the equity component of the Portfolio since February 1, 2019. Raffaele Savi, a Managing Director of BlackRock, and Travis Cooke, CFA, also a Managing Director of BlackRock, have been portfolio managers of the equity component of the Portfolio since February 2019.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON BlackRock Advantage International Equity Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.71%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.18%
Total Annual Fund Operating Expenses	0.89%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 196% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE Index (Net-USD). The MSCI EAFE Index (Net-USD) is a capitalization-weighted index from a broad range of industries located in developed markets outside of the U.S. and Canada, chosen for market size, liquidity and industry group representation, generally consisting of large- and mid-capitalization companies. Equity securities include common stock, preferred stock and convertible securities. The Portfolio primarily seeks to buy common stock and may also invest in preferred stock and convertible securities.

From time to time, the Portfolio may invest in shares of companies through “new issues” or initial public offerings (“IPOs”). The Portfolio will invest in securities of non-U.S. issuers that can be U.S. dollar based or non-U.S. dollar based on a hedged or unhedged basis. The Portfolio may enter into currency transactions on a hedged or unhedged basis in order to seek total return.

The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in December 2019. BlackRock seeks to pursue the Portfolio’s investment objective by investing in non-U.S. securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

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Initial Public Offering Risk — There is no assurance that a portfolio’s investments in initial public offerings (“IPOs”) will have a positive effect on performance. The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio’s asset base.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Investment Style Risk — The Portfolio may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Portfolio’s style of investing, the Portfolio’s share price may lag that of other funds using a different investment style.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BlackRock began sub-advising the Portfolio under its current strategy on December 6, 2019. From May 1, 2017 through December 5, 2019, the Portfolio was sub-advised by Lazard Asset Management LLC ("Lazard") using a different strategy. From January 1, 1999 through April 28, 2017, the Portfolio was sub-advised by Federated Global Investment Management Corp. ("Federated Global") using a different strategy. Performance returns shown below for periods prior to December 6, 2019 are those of Lazard and Federated Global and are not indicative of returns of the current strategy or sub-adviser.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 16.82%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -24.55%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON BlackRock Advantage International Equity Portfolio	13.49%	9.96%	6.36%
MSCI EAFE Index (Net-USD)	11.26%	9.55%	8.03%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since December 6, 2019. Raffaele Savi, Kevin Franklin and Richard Mathieson, all Managing Directors of BlackRock, have been portfolio managers of the Portfolio since December 2019.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON Janus Henderson Forty Portfolio

Investment Objective

Seeks long-term capital growth.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.71%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.07%
Total Annual Fund Operating Expenses	0.78%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is managed by Janus Henderson Investors US LLC (“Janus”), formerly Janus Capital Management LLC, under a subadvisory agreement with the Adviser. The Portfolio invests primarily in domestic and foreign equity securities (including common stock and preferred stock) selected for growth potential. The Portfolio seeks to invest in growth companies of any size with sustainable competitive advantages, but will invest primarily in larger, well-established companies. Securities are generally selected on a stock-by-stock basis without regard to capitalization. The Portfolio normally concentrates its investments in a core group of 20-45 common stocks.

Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest; therefore, the Portfolio may at times have significant foreign exposure.

The Portfolio may invest without limit in foreign equity securities. The Portfolio has the ability to invest in instruments to hedge currency risk in the Portfolio, but does not currently intend to do so.

The portfolio managers apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

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Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies.

Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 26.82%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -16.12%. That was the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON Janus Henderson Forty Portfolio	19.70%	24.49%	19.68%
Russell 1000® Growth Index	27.60%	25.32%	19.79%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Janus serves as the investment sub-adviser of the Portfolio. Doug Rao, a Portfolio Manager at Janus, has been Co-Portfolio manager of the Portfolio since June 2013. Brian Recht, a Portfolio Manager at Janus, has been a Co-Portfolio manager of the Portfolio since March 2022. Nick Schommer, CFA, a Portfolio Manager at Janus, has been Co-Portfolio manager of the Portfolio since January 2016.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON AB Small Cap Portfolio

Investment Objective

Seeks long-term growth of capital.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.73%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.10%
Total Annual Fund Operating Expenses*	0.83%
*	The information in this table has been restated to reflect the reduction in management fees effective May 1, 2021, as if it had been in effect throughout the previous fiscal year.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 136% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is managed by AllianceBernstein L.P. (“AllianceBernstein”) under a subadvisory agreement with the Adviser. The Portfolio invests primarily in a diversified portfolio of equity securities of issuers with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller capitalization companies. For these purposes, “smaller capitalization companies” are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of March 31, 2022, there were approximately 3,341 smaller companies, and those smaller capitalization companies had market capitalizations ranging up to approximately $21.4 billion. Because the Portfolio’s definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Portfolio may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies.

In managing the Portfolio, AllianceBernstein diversifies between portions, or “sleeves”, of the Portfolio that utilize active and passive strategies. The Portfolio targets a strategic allocation of 50% of the Portfolio’s net assets to an actively managed sleeve, with the remaining 50% managed in a passive strategy that seeks to track the performance of an unmanaged securities index. The active and passive sleeves are rebalanced back to target weights should they exceed pre-defined thresholds.

Active Sleeve: The Portfolio’s active sleeve utilizes a US Small Cap Growth strategy. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

When selecting securities, AllianceBernstein typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, AllianceBernstein combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a

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development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Portfolio invests primarily in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio, at times, invests in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights or warrants, which are instruments that entitle the holder to purchase an equity security at a specific price for a specific period of time.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards, and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

AllianceBernstein will generally sell a security when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

Passive Sleeve: The Portfolio’s passive component seeks to track the S&P SmallCap 600® Index (the “Index”) using a representative sampling of Index constituents, and rebalances on a quarterly basis on or about the same dates that the Index rebalances. The Index seeks to measure the small-cap segment of the US equity market and track companies that meet specific index inclusion criteria to ensure they are liquid and financially viable. The Index employs a free-float adjusted market capitalization-weighted approach.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Management Risk — The Portfolio is subject to management risk because it is an actively-managed investment fund. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions, but there is no

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guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. A component of the Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.

Tracking Risk — The passive component of the Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Warrant and Rights Risk — If the underlying stock price does not rise above the exercise price before the warrant expires, a warrant generally expires without value and the Portfolio loses any amount paid for the warrant. Warrants may trade in the same markets as their underlying stock; however, the price of a warrant may not move with the price of the underlying stock. Failing to exercise subscription rights to purchase common stock would dilute the Portfolio's interest in the issuing company. The market for such rights is not well developed, and the Portfolio may not always realize full value on the sale of rights.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Options Risk — Risks specific to investments in call options include limited gains and lack of liquidity. By selling a call option, the Portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities or index. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price. By selling a put option, the Portfolio bears the risk of a decline in the value of the underlying equities or index. Losses on the sale of a put option are unlimited.

There may not be a liquid market for options. Lack of liquidity may prevent the Portfolio from closing out an option position, written or purchased, at an opportune time or price. Because the Portfolio will generally hold the equities

18

underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.

Swap Risk — Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Portfolio's losses.

Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

AllianceBernstein began sub-advising the Portfolio under its current strategy on May 1, 2021. Prior to May 1, 2021, the Portfolio was sub-advised by Janus, using different strategies. Performance returns shown below for periods prior to May 1, 2021 are not indicative of returns of the current strategy or sub-adviser.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 30.57%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -26.35%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON AB Small Cap Portfolio	8.17%	16.70%	15.86%
Russell 2000® Index	14.82%	12.02%	13.23%

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Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. AllianceBernstein serves as the investment sub-adviser of the Portfolio. Joshua Lisser, Head of Index Strategies at AllianceBernstein, Nelson Yu, CFA, Head of Quantitative Research and Blend Strategies at AllianceBernstein, Bruce K. Aronow, CFA, Chief Investment Officer for Small and SMID Cap Growth Equities at AllianceBernstein, and Samantha S. Lau, CFA Co-Chief Investment Officer for Small and SMID Cap Growth Equities at AllianceBernstein, have been Portfolio Managers of the Portfolio since May 2021.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON AB Mid Cap Core Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.71%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.13%
Total Annual Fund Operating Expenses*	0.84%
*	The information in this table has been restated to reflect the reduction in management fees effective May 1, 2021, as if it had been in effect throughout the previous fiscal year.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$268	$466	$1,037

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 125% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio is managed by AllianceBernstein L.P. (“AllianceBernstein”) under a subadvisory agreement with the Adviser. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of mid-capitalization companies with public stock market capitalization (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap® Index at the time of investment. As of March 31, 2022, the capitalization range of the Russell Midcap® Index was between $364.74 million and $61.31 billion. Because the Portfolio’s definition of mid-capitalization companies is dynamic, the limits on market capitalization will change with the markets. In the future, the Portfolio may define mid-capitalization companies using a different classification system.

In managing the Portfolio, AllianceBernstein diversifies between portions, or “sleeves”, of the Portfolio that utilize active and passive strategies. The Portfolio targets a strategic allocation of 50% of the Portfolio’s net assets to an actively managed sleeve, with the remaining 50% managed in a passive strategy that seeks to track the performance of the Russell Midcap® Index, an unmanaged securities index, although the allocation may range between 35% - 65%, with the objective of achieving a style balanced portfolio with attractive risk adjusted returns relative to its benchmark, the Russell Midcap® Index, over full market cycles. The active and passive sleeves are rebalanced back to target weights should they exceed pre-defined thresholds.

Active Sleeve: The Portfolio’s active sleeve is comprised of two components, a US Mid-Cap Growth strategy and a US Mid-Cap Value strategy that are periodically rebalanced back to target weights should they exceed pre-defined thresholds.

US Mid-Cap Growth: The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Portfolio may invest in foreign securities.

When selecting securities, AllianceBernstein typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, AllianceBernstein combines fundamental and quantitative analysis in its stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

US Mid-Cap Value: The Portfolio invests in companies that are determined by AllianceBernstein to be undervalued, using AllianceBernstein’s fundamental value approach. In selecting securities for the Portfolio’s portfolio, AllianceBernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

In selecting securities for the Portfolio, AllianceBernstein looks for companies with attractive valuation (for example, with attractive price to free cash flow ratios) and compelling success factors (for example capital discipline and return on equity). AllianceBernstein uses this information to calculate an expected return and ranking. The rankings are used to determine prospective candidates for possible addition to the portfolio. Typically, AllianceBernstein focuses its research on the most attractive 40% of the universe.

AllianceBernstein typically projects a company’s financial performance over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. AllianceBernstein focuses on the valuation implied by the current price, relative to the earnings the company will be generating five years from now, or “normalized” earnings, assuming average mid-economic cycle growth for the fifth year.

Generally, a security is sold when it no longer meets appropriate valuation criteria, although sales may be delayed when positive return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

AllianceBernstein seeks to manage overall portfolio volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies. The Portfolio may invest significantly in companies involved in certain sectors that constitute a material portion of the universe of small- and mid-capitalization companies.

Passive Sleeve: The Portfolio’s passive component seeks to track the Russell Midcap® Index (the “Index”) using a representative sampling of Index constituents, and rebalances annually on the same schedule as the Index, as well as quarterly to add eligible IPOs, also on the same schedule as the Index. The Index seeks to measure the mid-cap segment of the US equity market and employs a free-float adjusted market capitalization-weighted approach.

Derivatives

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The Portfolio invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Portfolio, at times, invests in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Portfolio seeks to invest than direct investments. The Portfolio may also invest up to 20% of its total assets in rights and warrants, which are instruments that entitle the holder to purchase an equity security at a specific price for a specific period of time.

The Portfolio may enter into derivatives transactions, such as options, futures contracts, forwards and swaps to manage risk and to seek to generate additional returns. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio’s portfolio from a decline in value, sometimes within certain ranges.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Management Risk — The Portfolio is subject to management risk because it is an actively-managed investment fund. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. A component of the Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.

Tracking Risk — The passive component of the Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Warrant and Rights Risk — If the underlying stock price does not rise above the exercise price before the warrant expires, a warrant generally expires without value and the Portfolio loses any amount paid for the warrant. Warrants may trade in the same markets as their underlying stock; however, the price of a warrant may not move with the price of the underlying stock. Failing to exercise subscription rights to purchase common stock would dilute the Portfolio's interest in the issuing company. The market for such rights is not well developed, and the Portfolio may not always realize full value on the sale of rights.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Options Risk — Risks specific to investments in call options include limited gains and lack of liquidity. By selling a call option, the Portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities or index. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price. By selling a put option, the Portfolio bears the risk of a decline in the value of the underlying equities or index. Losses on the sale of a put option are unlimited.

There may not be a liquid market for options. Lack of liquidity may prevent the Portfolio from closing out an option position, written or purchased, at an opportune time or price. Because the Portfolio will generally hold the equities underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.

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Swap Risk — Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Portfolio's losses.

Preferred Stock Risk — The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move upwards more slowly than common stock prices.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

AllianceBernstein began sub-advising the Portfolio under its current strategy effective May 1, 2021. Prior to December 2009, this Portfolio was sub-advised by RS Investment Management Co. LLC. From December 2009 through April 30, 2018, the Portfolio was sub-advised by GSAM. From May 1, 2018 through April 30, 2021, the Portfolio was sub-advised by Janus. Performance returns shown below for periods prior to May 1, 2021 are not indicative of returns of the current strategy or sub-adviser.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 24.09%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -26.09%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON AB Mid Cap Core Portfolio	16.79%	18.51%	14.83%
Russell Midcap® Index	22.58%	15.10%	14.91%

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Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. AllianceBernstein serves as the investment sub-adviser of the Portfolio. Joshua Lisser, Head of Index Strategies at AllianceBernstein, Nelson Yu, CFA, Head of Quantitative Research and Blend Strategies at AllianceBernstein, Bruce K. Aronow, CFA, Chief Investment Officer for Small and SMID Cap Growth Equities at AllianceBernstein, Samantha S. Lau. CFA, Co-Chief Investment Officer for Small and SMID Cap Growth Equities at AllianceBernstein, James MacGregor, CFA, Chief Investment Officer for US Small and Mid Cap Value Equities and Head of US Value Equities at AllianceBernstein, and Erik Turenchalk, CFA, Portfolio Manager, US Small and Mid Cap Value Equities at AllianceBernstein, have been Portfolio Managers of the Portfolio since May 2021.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON S&P 500® Index Portfolio

Investment Objective

Seeks total return approximating that of the Standard & Poor’s 500® Index (the “Index”) at a risk level consistent with that of the Index.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.34%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.03%
Total Annual Fund Operating Expenses	0.37%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$38	$119	$208	$468

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Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests more than 80% of its net assets (plus borrowings for investment purposes, if any) in the common stocks and other securities of companies that are included in the Index. In seeking to track the Index, the Adviser and sub-adviser attempt to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index. The Portfolio is rebalanced periodically to reflect changes in the Index. The Portfolio may buy and sell Index futures contracts in furtherance of its strategy.

The Portfolio currently attempts to replicate the performance of the Index. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the Index. There can be no assurance that the Portfolio’s investments will have the desired effect. The Portfolio may not always hold the same securities as the Index and therefore statistical sampling techniques may be used to attempt to track the returns of the Index. The Index’s stock weighting is by market capitalization (i.e. size). Rebalancing is set by the Index vendor, which tends to be quarterly. The Portfolio will attempt to hold approximately the same number of stocks as are in the Index.

The market capitalization of the Index as of March 31, 2022 ranged from $5.21 billion to $2.85 trillion.

The portfolio managers will sell a security in order to adjust the Portfolio to changes in the composition of the Index.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Tracking Risk — The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. The Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index,

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the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 20.46%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -19.68%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON S&P 500® Index Portfolio	28.25%	18.03%	16.05%
S&P 500® Index	28.71%	18.47%	16.55%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC (“Geode”) serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Louis Bottari has been a Senior Portfolio Manager since March 2018 and was a Portfolio Manager from May 2016 to March 2018. Peter Matthew has been a Senior Portfolio Manager since March 2022 and was a Portfolio Manager from October 2016 to March 2022 and an Assistant Portfolio Manager from May 2016 to October 2016. Robert Regan has been a Portfolio Manager since December 2016. Dan Glenn has been a Portfolio Manager since January 2019. Payal Gupta has been a Portfolio Manager since June 2019. Thomas O’Brien, CFA, Navid Sohrabi, CFA, and Chris Toth, CFA, have been Portfolio Managers since August 2019. Josh Posner, CFA, has been a Portfolio Manager since December 2020. Tom Siwik, CFA, has been a Portfolio Manager since April 2022.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection

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with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON Federated High Income Bond Portfolio

Investment Objective

Seeks high current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.71%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.11%
Total Annual Fund Operating Expenses	0.82%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$84	$262	$455	$1,014

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in lower-rated (BB or lower) corporate debt obligations commonly referred to as “junk bonds.” Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of seeking high current income. Lower-rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. The Portfolio is managed by Federated Investment Management Company (“Federated Investment”) under a subadvisory agreement with the Adviser.

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Lower-rated debt securities typically have higher yields because of their greater risk of default. Federated Investment seeks to reduce this financial risk through careful security selection and diversification by both company and industry. Federated Investment looks for bonds believed to offer superior potential returns for the financial risk assumed. Federated Investment’s analysis focuses on the issuer’s financial condition, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment typically does not consider interest rate risks because the prices of high yield bonds typically are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.

Fixed income securities in which the Portfolio invests may include bonds, debentures, notes and zero-coupon securities. The Portfolio’s investments are generally rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s, or are not rated but are determined by Federated Investment to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest. These lower-rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing higher rated bonds.

The Portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they generally fall below debt obligations and just above common stock in order of preference on the issuer’s balance sheet. The Portfolio may invest its assets, without limitation, in foreign securities, including those not publicly traded in the United States and emerging market debt securities, as defined by Bloomberg’s classification standards.

The Portfolio may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.

The portfolio manager considers a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to

29

accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies.

Loan Interest Risk — Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property, or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. The loan instruments in which the Portfolio may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets). The Portfolio treats loan instruments as a type of fixed-income security. (For purposes of the descriptions in this prospectus of these various risks, references to “issuer,” include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in an attempt to manage risks. There is no guarantee that these risk management techniques will work as intended. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument. Loans generally are subject to legal or contractual restrictions on resale.

LIBOR Risk — Instruments in which the Portfolio invests may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out on December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate (“SOFR”) as the replacement rate. The nature of the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally is unknown.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Liquidity Risk — The fixed-income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Portfolio could incur losses. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

30

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 10.24%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -12.71%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON Federated High Income Bond Portfolio	4.97%	5.88%	6.39%
ICE BofA U.S. High Yield Constrained Index	5.35%	6.08%	6.71%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Federated Investment serves as the investment sub-adviser for the Portfolio. Mark Durbiano, CFA, a Senior Vice President, Senior Portfolio Manager, and Head of the Domestic High Yield Group of Federated Investment, has been a portfolio manager of the Portfolio since 2004. Kathryn Glass, CFA, a Vice President, Portfolio Manager, and Senior Investment Analyst of Federated Investment, has been a portfolio manager of the Portfolio since 2021.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON BlackRock Advantage Large Cap Value Portfolio

Investment Objective

Seeks growth of capital.

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Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.67%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Total Annual Fund Operating Expenses	0.73%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$233	$406	$906

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 153% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of publicly traded U.S. large capitalization value companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in stocks of large capitalization companies (that is, those with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Value Index for the previous 12 months). As of March 31, 2022, the capitalization range of the Russell 1000® Value Index was between $364.74 million and $1.84 trillion.

The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in December 2019. BlackRock seeks to pursue the Portfolio’s investment objective by investing in large capitalization securities in a disciplined manner, by using return forecast models that incorporate quantitative analysis. These proprietary forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek by over- and under-weighting particular equities.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor value-oriented stocks. Instead, it might favor growth stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as

32

the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Value Strategy Risk — Value stocks may be appropriately priced by the market, and any perceived undervaluation may not be corrected by subsequent market movements.  Share prices may even decrease in value.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BlackRock began sub-advising the Portfolio under its current strategy on December 6, 2019. From January 2004 through December 5, 2019, the Portfolio was sub-advised by Federated Equity Management Company of Pennsylvania ("Federated Equity") using a different strategy. Performance returns shown below for periods prior to December 5, 2019 are those of Federated Equity and are not indicative of returns of the current strategy or sub-adviser.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 15.38%. That was the quarter ended on December 31, 2020. The lowest return for a quarter was -25.81%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON BlackRock Advantage Large Cap Value Portfolio	25.39%	10.21%	10.61%
Russell 1000® Value Index	25.16%	11.16%	12.97%

33

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since December 6, 2019. Raffaele Savi, a Managing Director of BlackRock, and Travis Cooke, CFA, also a Managing Director of BlackRock, have been portfolio managers of the Portfolio since December 2019.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON Nasdaq-100® Index Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.36%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.05%
Total Annual Fund Operating Expenses	0.41%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7% of the average value of its portfolio.

34

Principal Investment Strategies

Under normal circumstances, the Portfolio invests more than 80% of the Portfolio’s net assets (plus borrowings for investment purposes, if any) in the common stocks of companies that are included in the Nasdaq-100® Index (the “Index”). In seeking to track the Index, the sub-adviser attempts to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index. The Portfolio is rebalanced periodically in accordance with the quarterly scheduled index share adjustment procedures of the Index, and as warranted by the Portfolio’s cash flow activity. The Portfolio may buy and sell Index futures contracts in furtherance of its strategy.

The Portfolio operates as a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest, overall, in a smaller number of issuers than a diversified fund. The Portfolio does not attempt to hold all of the stocks represented in the Index. The Index is a modified capitalization-weighted index. That means the stocks of larger companies count for more in the Index than do the stocks of smaller companies. While it is composed of 100 of the largest non-financial companies listed on the national market tier of the Nasdaq Stock Market, its capitalization weighting gives a small number (less than 10) of the 100 stocks a majority of the market value of the Index. Thus, the Adviser believes the Portfolio can replicate the Index without owning all 100 stocks. The market capitalization of the Index as of March 31, 2022, ranged from $18.37 billion to $2.85 trillion.

The Portfolio currently attempts to replicate the performance of the Index. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the Index. There can be no assurance that the Portfolio’s investments will have the desired effect. The Portfolio may not always hold the same securities as the Index and therefore statistical sampling techniques may be used to attempt to track the returns of the Index. The Index’s stock weighting is by market capitalization (i.e. size). Rebalancing is set by the Index vendor, which tends to be quarterly. The Portfolio will attempt to hold approximately the same number of stocks as are in the Index.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Non-Diversification Risk — The Portfolio is a non-diversified fund. This Portfolio is not limited by the diversification standards that restrict the other Portfolios (as to at least 75% of their assets) to not invest more than 5% of assets in the securities of any one issuer. Several individual stocks represented in the Nasdaq-100® Index each comprises substantially more than 5% of the market value of the Index. Changes in the prices of one or a few stocks can greatly affect the net asset value of the Portfolio, either up or down.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Tracking Risk — The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio

35

may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. The Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 30.15%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -16.88%. That was the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON Nasdaq-100® Index Portfolio	26.99%	28.09%	22.56%
Nasdaq-100® Index	27.51%	28.63%	23.15%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC (“Geode”) serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Louis Bottari has been a Senior Portfolio Manager since March 2018 and was a Portfolio Manager from May 2016 to March 2018. Peter Matthew has been a Senior Portfolio Manager since March 2022 and was a Portfolio Manager from October 2016 to March 2022 and an Assistant Portfolio Manager from May 2016 to October 2016. Robert Regan has been a Portfolio Manager since December 2016. Dan Glenn has been a Portfolio Manager since January 2019. Payal Gupta has been a Portfolio Manager since June 2019. Thomas O’Brien, CFA, Navid Sohrabi, CFA, and Chris Toth, CFA, have been Portfolio Managers since August 2019. Josh Posner, CFA, has been a Portfolio Manager since December 2020. Tom Siwik, CFA, has been a Portfolio Manager since April 2022.

36

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON BlackRock Advantage Large Cap Core Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.64%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.05%
Total Annual Fund Operating Expenses	0.69%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 135% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in common stocks of the 1,000 largest publicly traded U.S. companies. As of March 31, 2022, those companies had market capitalizations ranging between $364.74 million and $2.85 trillion.

The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in February 2019. BlackRock seeks to pursue the Portfolio’s investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing

37

across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BlackRock began sub-advising the Portfolio under its current strategy on February 1, 2019. From May 2002 through January 31, 2019, the Portfolio was sub-advised by Suffolk Capital Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or sub-adviser.

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During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 20.45%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -21.95%. That was the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON BlackRock Advantage Large Cap Core Portfolio	28.49%	15.80%	16.00%
S&P 500® Index	28.71%	18.47%	16.55%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since February 1, 2019. Raffaele Savi, a Managing Director of BlackRock, and Travis Cooke, CFA, also a Managing Director of BlackRock, have been portfolio managers of the Portfolio since February 2019.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON BlackRock Advantage Small Cap Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and

39

example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.76%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.09%
Total Annual Fund Operating Expenses	0.85%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of small capitalization growth companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in stocks of small capitalization companies (that is, those with a market capitalization at the time of investment that is no greater than the largest market capitalization of a company in the Russell 2000® Index for the previous 12 months). As of March 31, 2022, the capitalization range of the Russell 2000® Index was between $21.55 million and $14.16 billion. The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in February 2019.

BlackRock seeks to pursue the Portfolio’s investment objective by investing primarily in common stock, focusing on small capitalization companies that BlackRock believes have above average prospects for earnings growth. BlackRock invests in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented

40

stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BlackRock began sub-advising the Portfolio under its current strategy on February 1, 2019. From May 2002 through January 31, 2019, the Portfolio was sub-advised by Suffolk Capital Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or sub-adviser.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 31.38%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -26.58%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

41

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON BlackRock Advantage Small Cap Growth Portfolio	4.05%	16.66%	13.65%
Russell 2000® Growth Index	2.83%	14.53%	14.14%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since February 1, 2019. Raffaele Savi, a Managing Director of BlackRock, and Travis Cooke, CFA, also a Managing Director of BlackRock, have been portfolio managers of the Portfolio since February 2019.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON S&P MidCap 400® Index Portfolio

Investment Objective

Seeks total return approximating that of the Standard & Poor’s MidCap 400® Index (the “Index”) including reinvestment of dividends, at a risk level consistent with that of the Index.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Total Annual Fund Operating Expenses	0.41%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

42

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests more than 80% of its net assets (plus borrowings for investment purposes, if any) in the common stocks and other securities that are included in the Index. In seeking to track the Index, the Adviser and sub-adviser attempt to allocate the Portfolio’s investments among stocks in approximately the same weightings as the Index. The Portfolio is rebalanced periodically to reflect changes in the Index. The Portfolio may buy and sell Index futures contracts in furtherance of its strategy.

The Portfolio currently attempts to replicate the performance of the Index. However, Portfolio expenses reduce the Portfolio’s ability to exactly track the Index. There can be no assurance that the Portfolio’s investments will have the desired effect. The Portfolio may not always hold the same securities as the Index and therefore statistical sampling techniques may be used to attempt to track the returns of the Index. The Index’s stock weighting is by market capitalization (i.e. size). Rebalancing is set by the Index vendor, which tends to be quarterly. The Portfolio will attempt to hold approximately the same number of stocks as are in the Index. The market capitalization of the index as of March 31, 2022 ranged from $1.59 billion to $27.96 billion.

Prior to December 19, 2016, the Portfolio was known as the Target VIP Portfolio and was managed by First Trust Advisors L.P.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Tracking Risk — The Portfolio’s return may not match the return of the Index for a number of reasons, including: the Portfolio incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Portfolio may not be fully invested at times; the performance of the Portfolio and the Index may vary due to asset valuation differences and differences between the Portfolio’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Portfolio’s tracking error to be higher than would be the case if the Portfolio purchased all of the securities in the Index.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

43

Passive Investment Risk — A passive investment strategy attempts to track the performance of an unmanaged index of securities and differs from an actively managed fund which typically seeks to outperform a benchmark index. The Portfolio is managed with a passive investment strategy that seeks to track the index and its performance could be lower than actively managed funds that may shift their portfolio assets in response to changes in the market such as taking advantage of market opportunities or to lessen the impact of a market decline. As the Portfolio attempts to track the performance of the index, the structure and composition of the index will have an impact on the performance, volatility and risk of the Portfolio. The performance of the Portfolio may be lower than the index as a result of transaction costs related to index rebalances and cash flows.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Geode began sub-advising the Portfolio under its current strategy on December 19, 2016. From the Portfolio’s inception through December 18, 2016, the Portfolio was managed by First Trust Advisors L.P. using a different strategy. Performance returns shown below for periods prior to December 19, 2016 are those of First Trust Advisors L.P. and are not indicative of returns of the current strategy or sub-adviser.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 24.28%. That was the quarter ended on December 31, 2020. The lowest return for a quarter was -29.77%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON S&P MidCap 400® Index Portfolio	24.18%	12.56%	12.48%

S&P MidCap 400® Index	24.76%	13.09%	14.20%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Geode Capital Management, LLC (“Geode”) serves as the investment sub-adviser for the Portfolio. Geode has been a sub-adviser for the Portfolio since May 1, 2016. Louis Bottari has been a Senior Portfolio Manager since March 2018 and was a Portfolio Manager from May 2016 to March 2018. Peter Matthew has been a Senior Portfolio Manager since March 2022 and was a Portfolio Manager from October 2016 to March 2022 and an Assistant Portfolio Manager from May 2016 to October 2016. Robert Regan has been a Portfolio Manager since December 2016. Dan Glenn has been a Portfolio Manager since January 2019. Payal Gupta has

44

been a Portfolio Manager since June 2019. Thomas O’Brien, CFA, Navid Sohrabi, CFA, and Chris Toth, CFA, have been Portfolio Managers since August 2019. Josh Posner, CFA, has been a Portfolio Manager since December 2020. Tom Siwik, CFA, has been a Portfolio Manager since April 2022.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON BlackRock Advantage Large Cap Growth Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.66%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.12%
Total Annual Fund Operating Expenses	0.78%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$80	$249	$433	$966

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 138% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in common stocks of large capitalization U.S. growth companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in stocks of

45

large capitalization companies (that is, those with market capitalizations at the time of investment that are within the range of market capitalizations of the companies in the Russell 1000® Growth Index for the previous 12 months). As of March 31, 2022, the capitalization range of the Russell 1000® Growth Index was between $364.74 million and $2.85 trillion. From time to time the Portfolio may also have substantial positions in securities of foreign companies. In addition, from time to time the Portfolio may also have substantial positions in a particular sector of the economy. The Portfolio is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the Portfolio in February 2019.

BlackRock seeks to pursue the Portfolio’s investment objective by investing in large cap securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Portfolio may use derivatives to hedge its portfolio against market and currency risks or to gain exposure to equity markets. The Portfolio may also use derivatives to hedge its investment portfolio against interest rate risks or to seek to enhance its return. Derivatives are financial instruments whose value is derived from another security, a commodity, a currency or an index. The derivatives that the Portfolio intends to use are futures contracts, which may include financial and currency futures, and options on such futures.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

46

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BlackRock began sub-advising the Portfolio under its current strategy on February 1, 2019. From May 2007 through January 31, 2019, the Portfolio was sub-advised by Suffolk Capital Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or sub-adviser.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 26.61%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -21.83%. That was the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	10 Years
ON BlackRock Advantage Large Cap Growth Portfolio	26.69%	21.04%	17.72%
Russell 1000® Growth Index*	27.60%	25.32%	19.79%
S&P 500® Index**	28.71%	18.47%	16.55%

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*	Primary benchmark.

**	Secondary benchmark as of January 7, 2021.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since February 1, 2019. Raffaele Savi, a Managing Director of BlackRock, and Travis Cooke, CFA, also a Managing Director of BlackRock, have been portfolio managers of the Portfolio since February 2019.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ON Risk Managed Balanced Portfolio

Investment Objective

Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.88%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.07%
Acquired Fund Fees and Expenses*	0.01%
Total Annual Fund Operating Expenses	0.96%

*	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”). Both Components are actively managed by AllianceBernstein L.P. (“AllianceBernstein”) as an integrated whole, and the Portfolio’s allocation is monitored on a daily basis.

With respect to the Balanced Component, AllianceBernstein normally invests 35-65% of the assets in equity securities, including derivatives, and the remaining assets in fixed-income securities and cash equivalents. AllianceBernstein normally invests at least 25% of the assets in fixed-income securities. Equity securities primarily include common stock of large capitalization companies with no industry concentration. Fixed-income securities may include corporate debt securities, U.S. Government obligations, convertible securities and short-term securities. U.S. Government Obligations are bonds issued by the US Treasury, Mortgage-Related securities such as mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Another type of mortgage-related security, known as a Government Sponsored Enterprise (“GSE”) Risk-Sharing Bond or Credit Risk Transfer Security (“CRT”), is issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. These securities may be rated investment grade or below investment grade and the Portfolio’s investments may vary from senior in the capital structure to the most junior equity tranche.

In choosing investments for the Balanced Component, the portfolio managers apply a “bottom up” approach. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. The Portfolio managers may also consider economic factors, such as the effect of interest rates on the Portfolio’s fixed-income investments.

With respect to the Risk Management Component, AllianceBernstein seeks to enhance the risk adjusted return of the Portfolio, attempting to enhance returns in rising markets and reduce risk in downturns. AllianceBernstein employs a variety of risk management techniques in its strategy, primarily using derivative instruments. AllianceBernstein attempts to stabilize current returns of the Portfolio by using techniques designed to limit the downside exposure of the Portfolio during periods of market declines, to add market exposure to the Portfolio during periods of normal or rising markets, and to reduce the volatility of the Portfolio. AllianceBernstein attempts to stabilize potential income of the Portfolio by using techniques designed to protect the Portfolio’s ability to generate future income. The derivative instruments may include “long” and “short” positions in futures, options and swap contracts. The Risk Management Component may also include “long” and “short” positions in U.S. government securities and cash instruments.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A

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significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

LIBOR Risk — Instruments in which the Portfolio invests may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out on December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate (“SOFR”) as the replacement rate. The nature of the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally is unknown.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.

Risk Management Strategy Risk — While the Portfolio will invest in derivatives to implement its risk management strategy, there can no assurance that the strategy will work as intended. The Portfolio’s performance could be worse than if the Portfolio had not employed its risk management strategy. Use of derivative instruments could reduce, instead of enhance, the risk adjusted return of the Portfolio.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Options Risk — Risks specific to investments in call options include limited gains and lack of liquidity. By selling a call option, the Portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities or index. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price. By selling a put option, the Portfolio bears the risk of a decline in the value of the underlying equities or index. Losses on the sale of a put option are unlimited.

There may not be a liquid market for options. Lack of liquidity may prevent the Portfolio from closing out an option position, written or purchased, at an opportune time or price. Because the Portfolio will generally hold the equities

50

underlying a call option or exposure to the index underlying the option, the Portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.

Swap Risk — Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Portfolio's losses.

Conflicts of Interest Risk — Although the Portfolio follows a strategy intended to enhance the risk adjusted return of the Portfolio, which the Adviser believes is consistent with the interests of shareholders, aspects of the Risk Management Component of the Portfolio attempting to limit the downside exposure and reduce the volatility of the Portfolio may be deemed to present a conflict of interest for the Adviser and its parent, ONLIC (with its affiliates, “Ohio National Life”). Shares of the Portfolio are offered only to the separate accounts of Ohio National Life, which use Portfolio shares as an underlying investment for variable annuity and variable life insurance contracts. Ohio National Life has financial obligations to holders of variable contracts arising from guarantee obligations under the variable contracts and certain optional benefit riders. Limiting downside exposure and reducing volatility of the Portfolio have the effect of mitigating the financial risks to which Ohio National Life is subjected by providing these guaranteed benefits. If the strategy is successful in limiting downside exposure and reducing volatility, Ohio National Life expects to benefit from a reduction of the risks arising from its guarantee obligations, to reduce its costs to purchase hedge investments to manage the risks of its guarantee obligations, and to reduce its regulatory capital requirements associated with its guarantee obligations. As a result, Ohio National Life’s interest in managing risks within the Portfolio may at times conflict with the interests of contract owners having guaranteed benefits, who may be prevented from achieving higher returns due to the Portfolio’s use of risk management techniques.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

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Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last seven years and the Portfolio’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

AllianceBernstein began sub-advising the Portfolio under its current strategy on May 1, 2020. From May 1, 2014 through April 30, 2020, the Balanced Component of the Portfolio was sub-advised by Janus Henderson Investors US LLC (“Janus”) and the Risk Management Component of the Portfolio was sub-advised by AnchorPath Financial, LLC (“AnchorPath”), using different strategies. Performance returns shown below for periods prior to May 1, 2020 are those of Janus and AnchorPath and are not indicative of returns of the current strategy or sub-adviser.

Since inception, the Portfolio’s highest return for a quarter was 11.91%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -6.31%. That was the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	5 Years	Since 5/1/14
ON Risk Managed Balanced Portfolio	15.04%	15.47%	11.32%

S&P 500® Index	28.71%	18.47%	15.08%

55% S&P 500® Index/ 45% ICE BofA U.S. Broad Market Index	14.30%	11.90%	9.87%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. AllianceBernstein serves as the investment sub-adviser for the Portfolio. AllianceBernstein has been a sub-adviser for the Portfolio since May 1, 2020. Daniel Loewy, CFA, Chief Investment Officer and Head of Multi-Asset Solutions at AllianceBernstein and Joshua Lisser, Head of Index Strategies at AllianceBernstein, have been portfolio managers of the Portfolio since May 2020. Marshall C. Greenbaum, CFA, a Portfolio Manager at AllianceBernstein, has been a portfolio manager of the Portfolio since May 2014. He was a portfolio manager of the Risk Management Component of the Portfolio from May 2014 to April 2020 under the prior sub-adviser, AnchorPath, and continues to serve as a portfolio manager of the Portfolio under AllianceBernstein.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts

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of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ADDITIONAL INFORMATION ABOUT THE FUND

Information about the Fund and its portfolios in addition to that included in the summary sections follows.

INVESTMENT OBJECTIVES

The investment objective of each Portfolio may be changed by the Board of Directors in the future without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change in a Portfolio’s investment objective.

CERTAIN INVESTMENTS AND RELATED RISKS

The kinds of investments described on the following pages can be made by each Portfolio, except as otherwise indicated. These risk considerations and others are further explained in the Statement of Additional Information. Unless otherwise noted, the following disclosures apply to all Portfolios.

Temporary Defensive Measures

Each Portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the Portfolio’s policies. When investing for defensive purposes, the Portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the Portfolio were invested in accordance with its investment objectives and policies. Frequent portfolio turnover may result in lower investment returns based on increased brokerage expenses.

Primary Investments

The following investment policies are non-fundamental and can be changed by the Board of Directors without shareholder approval. However, shareholders will be provided at least 60 days prior notice of any change in any of these specified policies.

Each of the following Portfolios, under normal circumstances, invests at least 80% of net assets, plus borrowings for investment purposes, if any, in the type of securities reflected in the name of the Portfolio and/or as described in the respective Portfolio’s Principal Investment Strategies: ON Bond Portfolio (bonds), ON BlackRock Advantage International Equity Portfolio (non-U.S. equity securities and equity-like instruments of companies included in or similar to those included in the MSCI EAFE Index (Net-USD)), ON AB Small Cap Portfolio (common stocks of small capitalization companies), ON AB Mid Cap Core Portfolio (common stocks of medium capitalization companies), ON Federated High Income Bond Portfolio (corporate debt obligations commonly referred to as “junk bonds”), ON S&P 500® Index Portfolio (common stocks and other securities of companies included in the S&P 500® Index), ON S&P MidCap 400® Index Portfolio (common stocks and other securities of companies included in the S&P MidCap 400® Index), ON Nasdaq-100® Index Portfolio (common stocks of companies included in the Nasdaq-100® Index), ON BlackRock Advantage Large Cap Core Portfolio (common stocks of large capitalization U.S. companies), ON BlackRock Advantage Small Cap Growth Portfolio (common stocks of small capitalization U.S. companies), ON BlackRock Advantage Large Cap Growth Portfolio (common stocks of large capitalization U.S. companies) and ON BlackRock Advantage Large Cap Value Portfolio (common stocks of large capitalization value companies).

The ON BlackRock Balanced Allocation Portfolio normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in fixed-income securities. The ON Risk Managed Balanced Portfolio normally invests at least 35-65% of its assets in equity securities and at least 25% of its assets in fixed-income securities.

With respect to each of the ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio, and the ON Nasdaq-100® Index Portfolio, the Portfolio’s return may not match the return of the Index for a number of reasons, including the following: incurring operating expenses not applicable to the Index, especially when rebalancing the Portfolio’s securities holdings to reflect changes in the composition of the Index; the use of representative sampling may cause the Portfolio’s

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tracking error with respect to the Index to be higher than would be the case if the Portfolio purchased all of the securities in the Index; the performance of the Portfolio and the Index may vary due to asset valuation differences; and there may be differences between the Portfolio’s portfolio and the Index as a result of legal restrictions (e.g., tax diversification requirements), cost or liquidity constraints. Liquidity constraints also may delay the Portfolio’s purchase or sale of securities included in the Index.

Market Risk

A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. A pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of infectious illness outbreaks cannot be determined with certainty.

Portfolio Managers’ Determination to Sell a Security

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

High Portfolio Turnover

High portfolio turnover is generally defined as more than 100% turnover of a portfolio’s securities in a given year. Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a Portfolio with a high turnover rate will sell some securities before their market values reach full potential. Conversely, high portfolio turnover may frequently occur following a change of portfolio managers or a change in the portfolio’s investment strategy. In such cases, the high portfolio rate may only be temporary. Other Portfolios may be managed in such a manner that high portfolio turnover rates will be expected every year.

The ON BlackRock Balanced Allocation Portfolio, ON BlackRock Advantage Large Cap Value Portfolio, ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage International Equity Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON AB Small Cap Portfolio and ON AB Mid Cap Core Portfolio all have experienced portfolio turnover of 100% or greater during the fiscal year ended December 31, 2021.

Smaller Capitalization Companies (Principal Strategy for ON Janus Henderson Forty, ON AB Small Cap, ON AB Mid Cap Core, ON BlackRock Advantage Small Cap Growth and ON S&P MidCap 400® Index Portfolios only)

For the above referenced Portfolios “small capitalization” and “medium capitalization” is defined as provided in the summary disclosure earlier in this prospectus. Small and medium capitalization companies are collectively referred to herein as “smaller capitalization” companies. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” or “medium” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller capitalization companies are often selected for investment in a Portfolio because the Adviser or sub-adviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

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Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a Portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.

Foreign Investments (Principal Strategy for ON Bond, ON BlackRock Advantage International Equity, ON Janus Henderson Forty, ON AB Small Cap, ON AB Mid Cap Core, ON Federated High Income Bond and ON BlackRock Advantage Large Cap Growth Portfolios only)

Foreign securities are securities of issuers based outside the United States. These include issuers:

• that are organized under the laws of, or have a principal office in, another country; or

• that have the principal trading market for their securities in another country; or

• that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

• changes in currency rates;

• currency exchange control regulations;

• seizure or nationalization of companies or their assets;

• political or economic instability;

• unforeseen taxes, duties or tariffs;

• difficulty in obtaining or interpreting financial information under foreign accounting standards;

• trading in markets that are less efficient than in the U.S.;

• lack of information regarding securities issuers;

• imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);

• reversion to closed markets or controlled economies;

• national economies based on a few industries or dependent on revenue from certain commodities;

• local economies and/or markets vulnerable to global conditions;

• volatile inflation rates and debt burdens; and

• less regulatory protection.

These factors may prevent a Portfolio or the Adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines.

Generally, economic structures in emerging or developing countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed

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countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Portfolio may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Portfolio’s value or prevent a Portfolio from being able to meet cash obligations or take advantage of other investment opportunities.

These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union (EU) including certain countries within the EU that have adopted the euro (i.e., the Eurozone), could negatively affect the value of a Portfolio’s shares. A departure of a country from the EU or another trading union or bloc may have significant political and financial consequences for European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity.

In selecting foreign investments, the Adviser and sub-advisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.

The imposition of sanctions and compliance with those sanctions may impair the ability of a Portfolio to buy, sell, hold or deliver securities or other assets of the sanctioned company, including those listed on U.S. or other exchanges.

Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a Portfolio’s shareholders cannot redeem shares.

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of a Portfolio to make intended securities purchases or sales due to settlement problems could cause the portfolio to miss attractive investment opportunities or to incur losses.

Sovereign Debt (Principal Strategy for the ON Bond Portfolio only)

Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Convertible Securities (Principal Strategy for ON BlackRock Advantage International Equity, ON Federated High Income Bond, and ON Risk Managed Balanced Portfolios only)

Convertible securities can be exchanged for or converted into common stock, the cash value of common stock or some other equity security. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer’s common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called “investment value.” The convertible security then may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

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Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.

Use of Derivatives (Principal Strategy for ON AB Small Cap, ON AB Mid Cap Core, ON S&P 500® Index, ON S&P MidCap 400® Index, ON Nasdaq-100® Index, ON BlackRock Advantage Large Cap Growth and ON Risk Managed Balanced Portfolios only)

The Portfolios listed above may each invest in derivatives, to the extent described in the respective Portfolio’s Principal Investment Strategy section above.

Options (Principal Strategy for ON AB Small Cap, ON AB Mid Cap Core and ON Risk Managed Balanced Portfolio only)

An option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price.

A Portfolio also may purchase call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Rather than delivering or buying securities upon exercise of an option, a Portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. For an option a Portfolio has purchased, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option.

Futures and Options on Futures (Principal Strategy for ON AB Small Cap, ON AB Mid Cap Core, ON S&P 500® Index, ON S&P MidCap 400® Index, ON Nasdaq-100® Index, and ON Risk Managed Balanced Portfolios only)

Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contracts creates a firm obligation by a Portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a Portfolio, to protect against possible changes in interest rates, or to generate income or gain for a Portfolio. To cover a futures contract, a Portfolio will segregate with its custodian cash or high quality liquid assets equal to the purchase price of the contract, marked to market daily.

The use of futures transactions, including options on futures contracts, entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of futures and options on futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.

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Foreign Currency Forwards

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The ON BlackRock Advantage International Equity Portfolio, ON Risk Managed Balanced Portfolio, and ON Federated High Income Bond Portfolio may engage in such transactions to implement their investment strategies. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a Portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract’s delivery date arrives, the Portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the Portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver. Conversely, the Portfolio may have to sell some currency on the spot market when its hedged security is sold if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

Swaps (Principal Strategy for ON AB Small Cap, ON AB Mid Cap Core, ON Federated High Income Bond and ON Risk Managed Balanced Portfolios only)

The ON AB Small Cap Portfolio, the ON AB Mid Cap Core Portfolio, the ON S&P 500® Index Portfolio, the ON S&P MidCap 400® Index Portfolio, the ON Nasdaq-100® Index Portfolio, the ON Federated High Income Bond Portfolio and the ON Risk Managed Balanced Portfolio may enter into swap agreements. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Rights and Warrants (Principal Strategy for ON AB Small Cap and ON AB Mid Cap Core Portfolios only)

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a

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right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Debt Securities (Principal Strategy for ON Bond, ON BlackRock Balanced Allocation, ON Federated High Income Bond and ON Risk Managed Balanced Portfolios only)

Debt securities, a type of fixed-income security, include government bonds, corporate bonds, CDs, municipal bonds, preferred stock, collateralized securities (such as CDOs, CMOs, GNMAs) and zero-coupon securities. The interest rate on a debt security is largely determined by the perceived repayment ability of the borrower; higher risks of payment default almost always lead to higher interest rates to borrow capital.

The risks of investing in debt securities include interest rate risk, credit risk and liquidity risk. With interest rate risk, prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A Portfolio investing in debt securities is subject to credit risk since it may lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security. A Portfolio investing in debt securities is also exposed to liquidity risk, which occurs if it may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Instruments in which the Portfolio’s invest may pay interest based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The phase out of the three-, six and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out on December 31, 2021. Various financial industry groups have been planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). As a result, the nature of the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally is unknown. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing.

All Portfolios may invest without restriction as to issuer and maturity. The ON Federated High Income Bond Portfolio and ON Risk Managed Balanced Portfolio may invest without restriction as to credit quality. The ON BlackRock Balanced Allocation Portfolio and ON Bond Portfolio will invest in bonds that are rated at least Baa3 by Moody's Investors Service ("Moody's") or BBB- by Standard and Poor's Rating Group ("S&P").

Lower-Rated Debt Securities (Principal Strategy for ON Federated High Income Bond and ON Risk Managed Balanced Portfolios only)

Lower-rated debt securities, sometimes referred to as “junk bonds” are debt securities rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s. As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information.

When bonds have lower ratings it is more likely that adverse changes in the issuer’s financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer’s ability to pay the bond’s interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond’s value more volatile and it could limit the Portfolio’s ability to sell its securities at prices approximating the values that Portfolio had placed on such securities. If there is no liquid trading market for its securities, a Portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security’s market value or liquidity.

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Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Portfolio’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Portfolio’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio’s net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or sub-adviser will monitor the investment to determine if continuing to hold the security will meet the Portfolio’s investment objective.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a “leveraged buy-out” transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or adverse changes in the issuer’s financial condition, it may be harder for a Portfolio to sell lower-rated securities or the Portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then, they are subject to restrictions on resale as a matter of contract or under securities laws. It may also be harder to determine the fair value of the securities or to compute a Portfolio’s net asset value. In order to enforce its rights in the event of a default, a Portfolio may have to take possession of and manage assets securing the issuer’s obligations on such securities. This might increase the Portfolio’s operating expenses and adversely affect the Portfolio’s net asset value. A Portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for lower-rated securities. This may make it more difficult for a Portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.

A Portfolio may hold securities that give the issuer the option to “call,” or redeem, its securities. If an issuer redeems securities held by a portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

S&P Lower Bond Ratings (Principal Strategy for ON Federated High Income Bond Portfolio only)

Debt rated “BB,” “B,” “CC,” and “C,” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

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C

The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “BB” to “CCC” may be modified by adding a plus (3) or minus (3) to show relative standing within the major rating categories.

Loans (Principal Strategy for ON Federated High Income Bond Portfolio only)

Investments in loans may include various commercial loans, including bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Generally, loans are subject to credit risk, including lower-rated debt (“junk bond”) risk, liquidity risk and interest rate risk as well as specific risks described below. In addition, loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans in which a Portfolio invests, a Portfolio relies on the Adviser’s or sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Portfolio. Loan instruments also may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to a Portfolio and, if a Portfolio’s exposure to such investments is substantial, could impair a Portfolio’s ability to meet shareholder redemptions in a timely manner. In the event any loan instruments take longer than seven days to settle, it is anticipated that such redemptions would be covered with other liquid assets in a Portfolio, with such redemptions typically to be covered by cash holdings. Liquid high yield bonds may also be utilized if necessary. Additionally, loan instruments may not be considered securities and therefore may not be afforded the protections of the securities laws.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. A delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Portfolio's only recourse will typically be against the property securing the DIP loan.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk

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of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Restricted Securities (Principal Strategy for ON Federated High Income Bond Portfolio only)

Restricted securities are subject to restrictions on resale under federal securities law. Under the Liquidity Risk Management Program approved by the Fund’s Directors, the restricted nature of a security is one of many factors considered by the Adviser when assessing the overall liquidity of the security.

Zero-Coupon and Pay-in-kind Debt Securities (Principal Strategy for ON Federated High Income Bond Portfolio only)

Zero-coupon securities (or “step-ups”) in which a Portfolio may invest are debt obligations. They are generally issued at a discount and payable in full at maturity. They generally do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value. They are subject to greater market value fluctuations from changing interest rates than interest-paying debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate more than shares of other mutual funds investing in interest-paying securities with similar maturities.

ADDITIONAL INFORMATION REGARDING SECURITY SELECTION

As part of analysis inherent in its security selection process for the ON Federated High Income Bond Portfolio, Federated Investment also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Fund may invest. This qualitative analysis does not automatically result in including or excluding specific sectors or issuers but is used by Federated Investment to improve portfolio risk/return characteristics.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”). The Adviser uses ONLIC’s investment personnel and administrative systems. That is to say the personnel of the Adviser are employees of ONLIC who provide investment services to the Adviser. The Adviser has no employees of its own. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLIC.

ONLIC provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLIC, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

A discussion regarding the basis for the Board of Directors approving the advisory agreement is available in the Fund’s Annual Report for the fiscal year ended December 31, 2021.

Investment Advisory Fees

As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at annual rates on the basis of each portfolio’s average daily net assets during the month for which the fees are paid.

In 2021, the Fund paid the Adviser at the following effective annualized rates on the average daily net assets:

ON Bond Portfolio	0.53%	ON BlackRock Advantage Large Cap Value Portfolio	0.67%
ON BlackRock Balanced Allocation Portfolio	0.48%	ON Nasdaq-100® Index Portfolio	0.36%

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ON BlackRock Advantage International Equity Portfolio	0.71%	ON BlackRock Advantage Large Cap Core Portfolio	0.64%
ON Janus Henderson Forty Portfolio	0.71%	ON BlackRock Advantage Small Cap Growth Portfolio	0.76%
ON AB Small Cap Portfolio	0.75%	ON S&P MidCap 400® Index Portfolio	0.35%
ON AB Mid Cap Core Portfolio	0.76%	ON BlackRock Advantage Large Cap Growth Portfolio	0.66%
ON S&P 500® Index Portfolio	0.34%	ON Risk Managed Balanced Portfolio	0.88%
ON Federated High Income Bond Portfolio	0.71%

Management of Portfolios

The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the Fund’s shares.

Gary Rodmaker is President of the Adviser and is Chair of the Asset Allocation Committee. He is a portfolio manager of the ON Bond Portfolio and a portfolio manager of the fixed-income component of the ON BlackRock Balanced Allocation Portfolio. Mr. Rodmaker has been Vice President, Fixed Income Securities for Ohio National Life since 2014. Prior to joining Ohio National Life, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a Bachelor of Science in Business Administration from Xavier University.

The Adviser uses other investment adviser firms as subadvisers to direct the investments of certain portfolios. The subadvisers are:

Geode Capital Management, LLC (“Geode”) has managed the ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio, and ON Nasdaq-100® Index Portfolio since 2016. Geode is registered as an investment adviser with the SEC. Geode’s principal business address is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110. Geode had approximately $945 billion in discretionary assets under management as of December 31, 2021.

Louis Bottari and Peter Matthew are Senior Portfolio Managers and Robert Regan, Dan Glenn, Payal Gupta, Thomas O’Brien, CFA, Navid Sohrabi, CFA, Chris Toth, CFA, and Josh Posner, CFA, are Portfolio Managers of the ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio, and ON Nasdaq-100® Index Portfolio.

Louis Bottari is a Senior Portfolio Manager. He has been with Geode since 2008. Prior to becoming a Senior Portfolio Manager, Mr. Bottari was a Portfolio Manager with Geode since 2010 and an Assistant Portfolio Manager with Geode since 2008. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for new product development. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Peter Matthew is a Senior Portfolio Manager. He has been with Geode since 2007. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Robert Regan is a Portfolio Manager. He has been with Geode since 2016. Prior to joining Geode, Mr. Regan was a Senior Implementation Portfolio Manager at State Street Global Advisors from 2008 to 2016. Previously, Mr. Regan was employed by PanAgora Asset Management from 1997 to 2008, most recently as a Portfolio Manager. Mr. Regan began his career at Investors Bank and Trust.

Dan Glenn is a Portfolio Manager. He has been with Geode since 2018. Prior to joining Geode, Mr. Glenn was an Associate Portfolio Manager at Proshares from 2016 to 2018. Previously, Mr. Glenn worked as an Operations Associate at Declaration Management and Research LLC from 2007 to 2009.

Payal Gupta is a Portfolio Manager. She has been with Geode since 2019. Prior to joining Geode, Ms. Gupta was employed by State Street Global Advisors from 2005 to 2019, most recently as a Senior Portfolio Manager. Previously, Ms. Gupta worked at Concentra Integrated Services and at Morgan Stanley.

Thomas O’Brien, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. O’Brien was a Vice President at The Northern Trust Company. Prior to working at The Northern Trust Company from 2004 to 2019, Mr. O’Brien worked as a Portfolio Manager at State Street Global Advisors from 2000 to 2004.

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Navid Sohrabi, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Sohrabi was an Index Portfolio Manager and Quantitative Strategist at DWS from 2015 to 2019. Previously, Mr. Sohrabi worked as a Derivatives Trader and Analyst at Analytic Investors from 2013 to 2015.

Chris Toth, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Toth was a Portfolio Manager and Trader at Proteus Capital from 2013 to 2018. Previously, Mr. Toth worked as an Associate Portfolio Manager, Analyst and Trader at BlackRock from 2003 to 2012.

Josh Posner, CFA, is a Portfolio Manager. He has been with Geode since 2020. Prior to joining Geode, Mr. Posner was an Assistant Portfolio Manager and worked as an Equity Trader at Vanguard, LLC.

Tom Siwik, CFA, is a Portfolio Manager. He has been with Geode since 2022. Prior to joining Geode, Mr. Siwik was a Portfolio Manager at Abu Dhabi Investment Authority from 2011 to 2022. Previously, Mr. Siwik worked at State Street Global Advisors from 2004 to 2011.

Janus Henderson Investors US LLC (“Janus”) has managed the ON Janus Henderson Forty Portfolio since January 2000. Janus is located at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger of Janus’ then-parent company, Janus Capital Group Inc., with Henderson Group plc. JHG had approximately $432 billion in assets under management as of December 31, 2021.

Doug Rao, a Portfolio Manager at Janus, has been the Co-Portfolio Manager of the ON Janus Henderson Forty Portfolio since June 2013. Mr. Rao is also Portfolio Manager of other Janus accounts. He joined Janus in 2013. Prior to joining Janus he was partner and portfolio manager with Chautauqua Capital Management from 2012 to May 2013, and a portfolio manager with Marsico Capital Management, LLC from 2007 to 2012. He holds a Bachelor’s degree from the University of Virginia and a Master’s degree in Business Administration from the University of California, Los Angeles.

Brian Recht is Co-Portfolio Manager of the ON Janus Henderson Forty Portfolio since March 2022. He is also Portfolio Manager of other Janus accounts and performs duties as an analyst. He joined Janus in 2015. He holds a Bachelor’s degree (summa cum laude) in Government from Dartmouth College where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree from the Stanford Graduate School of Business and a Juris Doctorate from Stanford Law School.

Nick Schommer, CFA, is Co-Portfolio Manager of the ON Janus Henderson Forty Portfolio since January 2016. He is a Portfolio Manager at Janus. Mr. Schommer joined Janus in 2013 as a research analyst. He holds a Bachelor’s degree in Chemistry from the United States Military Academy, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master’s degree from the UCLA Anderson School of Management. He is also a CFA charterholder.

Federated Investment Management Company (“Federated Investment”) has managed the ON Federated High Income Bond Portfolio since January 2004. Prior to that, the Portfolio’s subadviser was Federated Investment Counseling, an affiliate of Federated Investment. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Investment has been an investment adviser since 2003. It is an indirect subsidiary of Federated Hermes, Inc. Together with other Federated Hermes affiliates, Federated Investment manages the Federated group of mutual funds. Federated Investment manages the Portfolio’s assets as subadviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The portfolio managers of the ON Federated High Income Bond Portfolio are Mark Durbiano, CFA, and Kathryn Glass, CFA.

Mr. Durbiano is a Senior Vice President of Federated Investment. He has also been a Senior Vice President of Federated Investment Counseling since 1996 and he was a vice president for 8 years before that. He has been with Federated Investment and its affiliates since 1982. He is a Chartered Financial Analyst. He has a Bachelor’s degree in economics from Dickinson College and a Master of Business Administration in Finance from the University of Pittsburgh.

Ms. Glass is a Vice President of Federated Investment. Ms. Glass joined Federated Hermes in 1999. She is a Chartered Financial Analyst. She received a B.A. from University of Pittsburgh, an M.A. from Cornell University and an M.S.I.A. from Carnegie Mellon University.

BlackRock Investment Management, LLC (“BlackRock”) has managed the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Small Cap Growth Portfolio and the equity component of the ON BlackRock Balanced Allocation Portfolio since February 1, 2019. BlackRock has

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managed the ON BlackRock Advantage International Equity Portfolio and ON BlackRock Advantage Large Cap Value Portfolio since December 6, 2019.

BlackRock is located at 1 University Square, Princeton, New Jersey 08540. BlackRock Investment Management, LLC is an indirect, wholly-owned subsidiary and affiliate of BlackRock, Inc. BlackRock, Inc. and its affiliates had approximately $10.01 trillion in investment company and other portfolio assets under management as of December 31, 2021.

The portfolio managers of the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Small Cap Growth Portfolio, the equity component of the ON BlackRock Balanced Allocation Portfolio and ON BlackRock Advantage Large Cap Value Portfolio are Raffaele Savi and Travis Cooke, CFA. The portfolio managers of the ON BlackRock Advantage International Equity Portfolio are Raffaele Savi, Kevin Franklin and Richard Mathieson.

Raffaele Savi is a Managing Director and the Co-CIO of Active Equity and Co-Head of Systematic Active Equity (SAE) of BlackRock. Mr. Savi’s service with the firm dates back to 2006, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Savi was global head of portfolio management for active equities. Previously, he was head of investments for European active equities. Prior to BlackRock, from January 1998 to January 2005, Mr. Savi was CEO of Capitalia Investment Management and previously CIO of Capitalia Asset Management. From 2002 to 2006, Mr. Savi was Adjunct Professor of Quantitative Finance at the University of Rome. Mr. Savi earned a degree in electronic engineering from the University of Rome in 1997.

Travis Cooke, CFA is a Managing Director and the Head of the North American strategies within the Systematic Active Equity (SAE) team of BlackRock. Mr. Cooke joined the firm in 1999, which includes his years with BGI. At BGI, Mr. Cooke was a portfolio manager for various developed market strategies within the Alpha Strategies Group. Mr. Cooke earned a BA degree in business economics from the University of California at Santa Barbara in 1998, and an MSc in finance from London Business School in 2008. He is a CFA charterholder.

Kevin Franklin is a Managing Director and a member of BlackRock’s Systematic Active Equity Investment Group. He is responsible for BlackRock’s Global Equity Strategies. Mr. Franklin rejoined the firm in 2010, building on five prior years of service with BGI. He joined BlackRock after a year as head of Automated Trading at Marble Bar Asset Management (“MBAM”) in London, where he was responsible for MBAM's European systematic equity long-short product. At BGI, his previous roles include head of Portfolio Management for The 32 Capital Fund equity long-short strategy, as well as head of Market Neutral, Europe Active Equities. Prior to joining BGI, Mr. Franklin was a portfolio manager and trader at Horizon Asset Limited. Mr. Franklin earned a BS degree in applied physics and history from the California Institute of Technology in 2000.

Richard Mathieson is a Managing Director and a member of the global equities team in BlackRock’s Systematic Active Equity group. Mr. Mathieson's service with the firm dates back to 2002, including his years with BGI. Prior to rejoining BGI in 2008, Mr. Mathieson was an equity analyst for a specialist investment company focused on European financial stocks. Previously he was with BGI as a senior portfolio manager, where he was responsible for managing both long only and market neutral strategies. Mr. Mathieson qualified as a Chartered Accountant with PricewaterhouseCoopers in 2000, and holds a Bachelor of Accountancy from the University of Glasgow.

AllianceBernstein L.P. (“AllianceBernstein”) has managed the ON Risk Managed Balanced Portfolio since May 1, 2020, the ON AB Small Cap Portfolio since May 1, 2021 and the ON AB Mid Cap Core Portfolio since May 1, 2021. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of December 31, 2021, AllianceBernstein managed approximately $779 billion in assets.

The portfolio managers of the ON Risk Managed Balanced Portfolio are Daniel Loewy, CFA, Joshua Lisser and Marshall Greenbaum, CFA. The portfolio managers of the ON AB Small Cap Portfolio are Joshua Lisser, Nelson Yu, CFA, Bruce K. Aronow, CFA, and Samantha S. Lau, CFA. The portfolio managers of the ON AB Mid Cap Core Portfolio are Joshua Lisser, Nelson Yu, CFA, Bruce K. Aronow, CFA, Samantha S. Lau, CFA, James MacGregor, CFA, and Erik Turenchalk, CFA.

Daniel Loewy has been a Portfolio Manager of the ON Risk Managed Balanced Portfolio since May 2020. Mr. Loewy is Chief Investment Officer and Head of Multi-Asset Solutions at AllianceBernstein. In addition, Mr. Loewy is Chief Investment Officer for Dynamic Asset Allocation and is a member of the Real Asset Investment Policy Group and Target Date Investment Oversight team at AllianceBernstein. Mr. Loewy has been with AllianceBernstein since 1996. He holds a

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Bachelor of Science degree in Industrial and Labor Relations from Cornell University and a Master of Business Administration from Columbia University. He is a CFA charterholder.

Joshua Lisser has been a Portfolio Manager of the ON Risk Managed Balanced Portfolio since May 2020, and a Portfolio Manager of the ON AB Small Cap Portfolio and the ON AB Mid Cap Core Portfolio since May 2021. Mr. Lisser is Head of the Index Strategies team and a member of the Multi-Asset Services investment team at AllianceBernstein. He has been with AllianceBernstein since 1992. Prior to joining AllianceBernstein, Mr. Lisser was an Analyst at Equitable Capital Management Corporation. He holds a Bachelor of Arts in Economics from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and a Master of Business Administration from New York University.

Marshall C. Greenbaum, CFA, has been a Portfolio Manager of the ON Risk Managed Balanced Portfolio since May 2014. He was a Portfolio Manager of the Risk Management Component of the Portfolio from May 2014 to April 2020 under the prior sub-adviser, AnchorPath, and continues to serve as a Portfolio Manager of the Portfolio under AllianceBernstein. He has been with AllianceBernstein since April 2020. Prior to joining AllianceBernstein, Mr. Greenbaum was the Founder and Managing Principal and Portfolio Manager of AnchorPath from October 2010 to April 2020. Previously, he was a Managing Director of Swiss Re Capital Markets in the equity derivatives group, a role he also held at Société Générale Corporate & Investment Banking. He received a Bachelor of Science degree in Mathematics and Economics from SUNY Binghamton. He holds the Chartered Financial Analyst (CFA) and Associate of the Society of Actuaries (ASA) designations.

Nelson Yu has been a portfolio manager of the ON AB Small Cap Portfolio and the ON AB Mid Cap Core Portfolio since May 2021. He is Head of Quantitative Research for Equities at AllianceBernstein, with responsibility for overseeing the research and application of risk and return models across the firm’s equity portfolios. He is also Head of Blend Strategies, AllianceBernstein’s active multi-manager equity service. He joined AllianceBernstein in 1997 as a programmer and analyst, and served as deputy head of Value Equities Quantitative Research from 2009 until 2014. Yu was previously a supervising consultant at Grant Thornton. He holds a BSE in systems engineering and a BS in economics from the University of Pennsylvania, and is a CFA charterholder.

Bruce K. Aronow has been a portfolio manager of the ON AB Small Cap Portfolio and the ON AB Mid Cap Core Portfolio since May 2021. He is Chief Investment Officer for Small and SMID Cap Growth Equities at AllianceBernstein, a role he has held since 2000. He is also responsible for the Small and SMID Cap Growth consumer/commercial services sector, and is a member of AllianceBernstein’s Talent Development team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management for the small-cap consumer and automobiles/transportation sectors at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994 as a small-cap analyst, primarily focusing on automobiles/transportation, specialty finance and consumer-related companies. Previously, Mr. Aronow was a senior associate with Kidder, Peabody & Co. for five years. He holds a BA with a concentration in philosophy and a minor in economics from Colgate University, and is a CFA charterholder.

Samantha S. Lau has been a portfolio manager of the ON AB Small Cap Portfolio and the ON AB Mid Cap Core Portfolio since May 2021. Ms. Lau was named Co-Chief Investment Officer of Small and SMID Cap Growth Equities at AllianceBernstein in October 2014. Previously, she was a portfolio manager/analyst responsible for research and portfolio management for the technology sector of AllianceBernstein’s Small and SMID Cap Growth strategies. Prior to joining AllianceBernstein in 1999, Ms. Lau covered small-cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). Before joining Chancellor in 1997, she worked for three years as a healthcare securities analyst in the investment research department of Goldman Sachs. Ms. Lau currently co-chairs the Women’s Leadership Council at AllianceBernstein. She holds a BS (magna cum laude) in finance and accounting from the Wharton School at the University of Pennsylvania, and is a CFA charterholder.

James MacGregor has been a portfolio manager of the ON AB Mid Cap Core Portfolio since May 2021. He was appointed Chief Investment Officer of US Small and Mid Cap Value Equities at AllianceBernstein in 2009. In this role, he acts as the lead portfolio manager for AllianceBernstein’s US Small and Mid Cap Value strategies. Mr. MacGregor was appointed Head of US Value Equities for AllianceBernstein in 2019, responsible for all US Value portfolios in the areas of business management and talent development. From 2009 to 2012, he also served as CIO of Canadian Value Equities. From 2004 to 2009, MacGregor was director of research for Small and Mid Cap Value Equities, overseeing coverage of companies for the Small Cap and Small/Mid Cap Value services. He started as a research analyst covering a wide number of sectors for those same services. Prior to joining AllianceBernstein in 1998, Mr. MacGregor was a sell-side research analyst at Morgan Stanley. He also serves as a board member and volunteer for Xavier Mission, a charitable organization that provides basic services and opportunities for empowerment and self-sufficiency to New Yorkers in need. Mr. MacGregor holds a BA in economics from McGill University, an MSc in economics from the London School of Economics and an MBA from the University of Chicago. He is a CFA charterholder.

Erik Turenchalk has been a portfolio manager of the ON AB Mid Cap Core Portfolio since May 2021. He was appointed Portfolio Manager for US Small and Mid Cap Value Equities at AllianceBernstein in January 2020. From 2012 to 2019, he

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was a senior research analyst on the Small and Mid Cap Value team, responsible for covering industrial companies. Mr. Turenchalk was also the global industrials sector leader from 2017 to 2019. He joined the firm in 1999, and was promoted to research analyst in 2005. From 1999 to 2007, Mr. Turenchalk worked on the Advanced Value hedge-fund team. In 2007, he relocated to London to support the firm’s international hedge-fund offerings. In 2010, Mr. Turenchalk returned to New York to oversee the research of short positions for the domestic hedge-fund portfolios. In 2012, he joined the Small and Mid Cap Value team. Prior to joining AllianceBernstein, Mr. Turenchalk was a business analyst at Pratt & Whitney, a United Technologies company. He holds a BS in business administration with a concentration in finance from the University of Connecticut, and is a CFA charterholder.

Sub-advisory Fees

As compensation for sub-advisory services, the Adviser pays fees to the sub-advisers. These fees are paid from the Adviser’s assets and do not affect any portfolio’s expenses. The sub-advisory fees are calculated as a percentage of the portfolio assets managed by the sub-advisers. In 2021, the Adviser paid the sub-advisers at the following effective annualized rates on the average daily net assets:

ON BlackRock Balanced Allocation Portfolio	0.13%	ON BlackRock Advantage Large Cap Value Portfolio	0.19%
ON BlackRock Advantage International Equity Portfolio	0.31%	ON Nasdaq-100® Index Portfolio	0.04%
ON Janus Henderson Forty Portfolio	0.38%	ON BlackRock Advantage Large Cap Core Portfolio	0.19%
ON AB Small Cap Portfolio	0.39%	ON BlackRock Advantage Small Cap Growth Portfolio	0.40%
ON AB Mid Cap Core Portfolio	0.39%	ON S&P MidCap 400® Index Portfolio	0.04%
ON S&P 500® Index Portfolio	0.01%	ON BlackRock Advantage Large Cap Growth Portfolio	0.19%
ON Federated High Income Bond Portfolio	0.32%	ON Risk Managed Balanced Portfolio	0.49%

SELECTION OF SUB-ADVISERS

The Adviser selects sub-advisers for portfolios, subject to the approval of the Fund’s Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser. All sub-advisory agreements entered into before May 1, 2002 were also approved by the shareholders of the affected portfolios.

A discussion regarding the basis for the Board of Directors approving the sub-advisory agreements is available in the Fund’s Annual Report for the fiscal year ended December 31, 2021.

The Securities and Exchange Commission (“SEC”) has issued an order to the Fund and Adviser permitting the Adviser, subject to the Fund Board’s oversight and approval, to enter into, materially amend and terminate sub-advisory agreements (other than subadvisory agreements with affiliated sub-advisers) without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change. The shareholders of each portfolio operating before May 1, 2002, have voted to approve this arrangement.

The Adviser monitors the compliance of sub-advisers with the investment objectives and policies of each portfolio. The Adviser reviews the performance of each sub-adviser to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Fund’s Board of Directors regarding the performance and compliance of each sub-adviser.

PURCHASE AND REDEMPTION OF FUND SHARES

Fund shares are offered only to separate accounts of Ohio National Life and National Security in connection with their variable annuities and variable life insurance contracts and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuities and variable life insurance contracts. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

The net asset value of each portfolio is computed by dividing the total market value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio. The Fund’s assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a

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security’s value has been materially affected by events occurring after the close of the market in which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining value. The effect of using such alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the Board of Directors believes reflects their fair value. This is intended to assure that a portfolio’s net asset value fairly reflects security values as of the time of pricing.

The separate accounts of Ohio National Life and National Security purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If a Portfolio’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Portfolio’s investments may change on days when Portfolio shares cannot be purchased or redeemed.

Under normal and stressed circumstances, the Portfolios expect to make payment within one business day following a redemption request. Under normal and stressed circumstances, the Portfolios expect to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash.

The Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund, Ohio National Life and National Security discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the Portfolios can disrupt portfolio investment strategies and increase the Portfolios’ operating expenses. In addition, excessive trading can lower overall portfolio performance for long term investors, prevent portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the Portfolios. Certain Portfolios may be more susceptible to attempted market timing and excessive trading. Typically, Portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The Portfolios are not designed to accommodate excessive trading practices. The Fund, Ohio National Life and National Security reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been restricted or otherwise not honored by the insurance company. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing. The Fund’s Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.

The first time the contract owner is determined to have traded excessively, Ohio National Life or National Security will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, Ohio National Life or National Security will suspend some or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.

Either Ohio National Life or National Security may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be

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detrimental to the Portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

• The number of transfers made in a defined period;

• The dollar amount of the transfer;

• The total assets of the portfolios involved in the transfer;

• The investment objectives of the particular portfolios involved in the transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The various contracts issued by Ohio National Life and National Security provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if Ohio National Life, National Security or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, Ohio National Life or National Security will be able to identify such contract owners or curtail their trading practices. However, the Portfolios are not designed to accommodate frequent purchase or redemption requests. The ability of Ohio National Life and National Security and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted Ohio National Life, National Security or the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional Portfolio shares (at net asset value without a sales charge).

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation. The SAI also has more information regarding the tax status of the Portfolios.

INDEX DESCRIPTIONS

Provided below are descriptions of the indices used for comparative purposes with the performance of the Portfolios. The performance of each index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index or average.

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The publishers of any securities index are not affiliated with the Fund, the Adviser or any sub-adviser and have not participated in creating the portfolios or selecting the securities for the portfolios. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.

S&P 500® Index — The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. The ON S&P 500® Index Portfolio of the Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

S&P MidCap 400® Index — The S&P MidCap 400® Index is a capitalization-weighted index of 400 common stocks representing all major industries in the mid-range of the U.S. stock market.

The S&P MidCap 400® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Adviser. The ON S&P MidCap 400® Index Portfolio of the Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400® Index.

Nasdaq-100® Index — The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ® Stock Market.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). The Adviser has licensed these marks for the use of the ON Nasdaq-100® Index Portfolio. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

ICE BofA U.S. Corporate Index — The ICE BofA U.S. Corporate Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

ICE BofA U.S. Broad Market Index — The ICE BofA U.S. Broad Market Index measures the performance of U.S. dollar-denominated, investment grade debt securities, including U.S. Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities. Securities are cap-weighted based on their amount outstanding times the market price plus accrued interest.

ICE BofA U.S. High Yield Constrained Index — The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

Source ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND OHIO NATIONAL FUND, INC., OR ANY OF ITS PRODUCTS OR SERVICES.

MSCI EAFE Index (Net-USD) — The MSCI EAFE Index (Net-USD) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada. The index is

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available for a number of regions, market segments/sizes and covers approximately 85% of the free-float-adjusted market capitalization in each of the 21 countries.

Russell 1000® Growth Index — The Russell 1000® Growth Index is a market-capitalization weighted index of those firms in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

Russell 1000® Value Index – The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected and historical growth rates.

Russell 2000® Index — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

Russell 2000® Growth Index — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index includes the 2,000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity markets.

Russell Midcap® Index – The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

VOTING

Since shares of the Fund are only sold to the separate accounts of insurance companies and to portfolios of the Fund to fund variable products, the insurance companies will seek voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolios’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each Portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Annual Report to members and incorporated by reference into the SAI. This should be read in conjunction with those financial statements.

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FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.

For the Five Years Ended December 31, 2021

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Bond Portfolio
Year Ended December 31, 2021	$20.79	0.54	(0.85)	(0.31)	(0.60)	$19.88	(1.52)%	0.59%	2.56%	0.59%	$277.4	13%
Year Ended December 31, 2020	$19.10	0.55	1.28	1.83	(0.14)	$20.79	9.59%	0.60%	2.72%	0.60%	$295.1	69%
Year Ended December 31, 2019	$17.02	0.55	1.96	2.51	(0.43)	$19.10	14.73%	0.60%	3.19%	0.60%	$290.5	60%
Year Ended December 31, 2018	$17.56	0.64	(1.18)	(0.54)	—	$17.02	(3.08)%	0.59%	3.27%	0.59%	$257.7	40%
Year Ended December 31, 2017	$16.54	0.04	0.98	1.02	—	$17.56	6.17%	0.63%	3.16%	0.63%	$317.3	114%

ON BlackRock Balanced Allocation Portfolio
Year Ended December 31, 2021	$39.40	0.58	6.66	7.24	(4.21)	$42.43	19.06%	0.54%	1.22%	0.54%	$551.8	105%
Year Ended December 31, 2020	$34.30	0.60	4.75	5.35	(0.25)	$39.40	15.65%	0.55%	1.57%	0.55%	$533.7	121%
Year Ended December 31, 2019	$27.85	0.26	7.85	8.11	(1.66)	$34.30	29.29%	0.59%	1.77%	0.59%	$545.2	97%(a)
Year Ended December 31, 2018	$32.60	0.40	(5.15)	(4.75)	—	$27.85	(14.57)%	0.77%	1.16%	0.77%	$53.6	225%
Year Ended December 31, 2017	$26.93	0.31	5.36	5.67	—	$32.60	21.05%	0.78%	1.02%	0.78%	$68.4	187%

ON BlackRock Advantage International Equity Portfolio
Year Ended December 31, 2021	$16.47	0.36	1.86	2.22	(0.25)	$18.44	13.49%	0.89%	1.84%	0.89%	$507.5	196%
Year Ended December 31, 2020	$15.52	0.20	0.83	1.03	(0.08)	$16.47	6.74%	0.91%	1.40%	0.91%	$504.4	238%
Year Ended December 31, 2019	$13.07	0.34	2.37	2.71	(0.26)	$15.52	20.72%	0.87%	2.15%	0.87%	$474.2	105%(b)
Year Ended December 31, 2018	$15.08	0.23	(2.24)	(2.01)	—	$13.07	(13.33)%	0.86%	1.93%	0.86%	$518.8	44%
Year Ended December 31, 2017	$11.89	0.18	3.01	3.19	—	$15.08	26.83%	1.06%	1.25%	1.06%	$158.1	132%(c)

ON Janus Henderson Forty Portfolio
Year Ended December 31, 2021	$35.13	(0.17)	7.07	6.90	(5.60)	$36.43	19.70%	0.78%	(0.33)%	0.78%	$142.2	31%
Year Ended December 31, 2020	$26.06	(0.08)	9.87	9.79	(0.72)	$35.13	37.87%	0.79%	(0.24)%	0.79%	$203.6	36%
Year Ended December 31, 2019	$20.97	(—)(d)	7.25	7.25	(2.16)	$26.06	34.89%	0.81%	(—)%(d)	0.81%	$196.9	53%
Year Ended December 31, 2018	$19.93	(0.03)	1.07	1.04	—	$20.97	5.22%	0.87%	(0.15)%	0.87%	$149.3	48%
Year Ended December 31, 2017	$15.61	(0.03)	4.35	4.32	—	$19.93	27.67%	0.96%	(0.15)%	0.96%	$60.6	57%

(a)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 261%. Effective February 1, 2019, the sub-adviser for the equity portion of the ON BlackRock Balanced Allocation Portfolio changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.

(b)

Effective December 7, 2019, the sub-adviser to the ON BlackRock Advantage International Equity Portfolio changed from Lazard Asset Management LLC to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in sub-advisers contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.

(c)

Effective May 1, 2017, the sub-adviser to the ON BlackRock Advantage International Equity Portfolio changed from Federated Global Investment Management Corp. to Lazard Asset Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2017 as compared to prior years.

(d)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

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Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON AB Small Cap Portfolio
Year Ended December 31, 2021	$44.52	(0.01)	3.43	3.42	(5.31)	$42.63	8.17%	0.85%	(0.03)%	0.85%	$169.3	136%(a)
Year Ended December 31, 2020	$33.89	(0.22)	11.55	11.33	(0.70)	$44.52	34.04%	0.89%	(0.48)%	0.89%	$182.5	26%
Year Ended December 31, 2019	$30.89	(0.15)	8.87	8.72	(5.72)	$33.89	28.61%	0.88%	(0.35)%	0.88%	$170.7	17%
Year Ended December 31, 2018	$32.99	(0.10)	(2.00)	(2.10)	—	$30.89	(6.37)%	0.85%	(0.23)%	0.85%	$207.4	33%
Year Ended December 31, 2017	$26.61	(0.06)	6.44	6.38	—	$32.99	23.98%	0.85%	(0.19)%	0.85%	$276.2	26%

ON AB Mid Cap Core Portfolio
Year Ended December 31, 2021	$56.98	0.18	9.18	9.36	(3.89)	$62.45	16.79%	0.89%	0.30%	0.89%	$104.7	125%(a)
Year Ended December 31, 2020	$48.53	(0.06)	9.21	9.15	(0.70)	$56.98	19.15%	0.98%	(0.12)%	0.98%	$109.2	14%
Year Ended December 31, 2019	$37.36	0.05	13.54	13.59	(2.42)	$48.53	36.57%	0.96%	0.10%	0.96%	$110.0	10%
Year Ended December 31, 2018	$38.60	0.02	(1.26)	(1.24)	—	$37.36	(3.21)%	0.96%	0.06%	0.96%	$102.6	103%(b)
Year Ended December 31, 2017	$30.37	(0.09)	8.32	8.23	—	$38.60	27.10%	0.98%	(0.24)%	0.98%	$77.8	57%

ON S&P 500® Index Portfolio
Year Ended December 31, 2021	$38.72	0.54	10.09	10.63	(3.15)	$46.20	28.25%	0.37%	1.05%	0.37%	$1,325.0	5%
Year Ended December 31, 2020	$33.29	0.54	5.40	5.94	(0.51)	$38.72	17.99%	0.39%	1.49%	0.39%	$1,228.8	6%
Year Ended December 31, 2019	$28.11	0.57	8.00	8.57	(3.39)	$33.29	30.97%	0.39%	1.64%	0.39%	$1,202.6	7%
Year Ended December 31, 2018	$29.52	0.48	(1.89)	(1.41)	—	$28.11	(4.78)%	0.38%	1.58%	0.38%	$1,111.5	18%
Year Ended December 31, 2017	$24.32	0.37	4.83	5.20	—	$29.52	21.38%	0.38%	1.65%	0.38%	$1,144.2	8%

ON BlackRock Advantage Large Cap Value Portfolio
Year Ended December 31, 2021	$19.13	0.31	4.52	4.83	(0.29)	$23.67	25.39%	0.73%	1.25%	0.73%	$325.9	153%
Year Ended December 31, 2020	$18.75	0.30	0.35	0.65	(0.27)	$19.13	3.66%	0.74%	1.70%	0.74%	$316.5	150%
Year Ended December 31, 2019	$16.37	0.76	2.38	3.14	(0.76)	$18.75	19.21%	0.77%	3.94%	0.77%	$320.7	127%(c)
Year Ended December 31, 2018	$17.88	0.87	(2.38)	(1.51)	—	$16.37	(8.45)%	0.76%	3.88%	0.76%	$321.8	18%
Year Ended December 31, 2017	$15.60	0.59	1.69	2.28	—	$17.88	14.62%	0.75%	3.77%	0.75%	$596.7	27%

(a)

Effective May 1, 2021, the sub-adviser to the ON AB Small Cap Portfolio and ON AB Mid Cap Core Portfolio changed from Janus Capital Management LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2021 as compared to prior years.

(b)

Effective May 1, 2018, the sub-adviser changed from Goldman Sachs Asset Management, L.P. to Janus Capital Management LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2018 as compared to prior years.

(c)

Effective December 7, 2019, the sub-adviser changed from Federated Equity Management Company of Pennsylvania to BlackRock Investment Management, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2019 as compared to prior years.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

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Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Federated High Income Bond Portfolio
Year Ended December 31, 2021	$21.65	1.05	0.02	1.07	(1.14)	$21.58	4.97%	0.82%	4.50%	0.82%	$170.2	36%
Year Ended December 31, 2020	$20.69	1.12	0.16	1.28	(0.32)	$21.65	6.26%	0.83%	4.97%	0.83%	$175.6	33%
Year Ended December 31, 2019	$18.73	1.14	1.70	2.84	(0.88)	$20.69	15.29%	0.80%	5.34%	0.80%	$198.7	23%
Year Ended December 31, 2018	$19.36	1.41	(2.04)	(0.63)	—	$18.73	(3.25)%	0.75%	5.39%	0.75%	$202.1	14%
Year Ended December 31, 2017	$18.10	1.04	0.22	1.26	—	$19.36	6.96%	0.74%	5.21%	0.74%	$319.1	30%

ON Nasdaq-100® Index Portfolio
Year Ended December 31, 2021	$28.08	0.12	6.89	7.01	(6.51)	$28.58	26.99%	0.41%	0.28%	0.41%	$356.5	7%
Year Ended December 31, 2020	$19.83	0.13	9.30	9.43	(1.18)	$28.08	48.32%	0.42%	0.49%	0.42%	$383.0	10%
Year Ended December 31, 2019	$16.60	0.14	6.15	6.29	(3.06)	$19.83	38.86%	0.42%	0.66%	0.42%	$353.0	8%
Year Ended December 31, 2018	$16.67	0.12	(0.19)	(0.07)	—	$16.60	(0.42)%	0.41%	0.67%	0.41%	$327.6	22%
Year Ended December 31, 2017	$12.59	0.07	4.01	4.08	—	$16.67	32.41%	0.45%	0.71%	0.45%	$257.2	9%

ON BlackRock Advantage Large Cap Core Portfolio
Year Ended December 31, 2021	$38.66	0.35	10.24	10.59	(4.41)	$44.84	28.49%	0.69%	0.66%	0.69%	$437.3	135%
Year Ended December 31, 2020	$32.95	0.38	5.39	5.77	(0.06)	$38.66	17.55%	0.70%	1.04%	0.70%	$418.5	137%
Year Ended December 31, 2019	$24.79	0.22	8.10	8.32	(0.16)	$32.95	33.60%	0.74%	1.28%	0.74%	$430.6	152%(a)
Year Ended December 31, 2018	$30.22	0.20	(5.63)	(5.43)	—	$24.79	(17.97)%	0.82%	0.63%	0.82%	$155.3	272%
Year Ended December 31, 2017	$24.02	0.16	6.04	6.20	—	$30.22	25.81%	0.82%	0.47%	0.82%	$223.7	220%

ON BlackRock Advantage Small Cap Growth Portfolio
Year Ended December 31, 2021	$41.69	(0.13)	1.88	1.75	(5.45)	$37.99	4.05%	0.85%	(0.33)%	0.85%	$196.2	87%
Year Ended December 31, 2020	$31.42	(0.06)	10.73	10.67	(0.40)	$41.69	34.34%	0.86%	(0.17)%	0.86%	$209.8	87%
Year Ended December 31, 2019	$23.62	0.02	8.02	8.04	(0.24)	$31.42	34.07%	0.91%	0.11%	0.91%	$204.8	114%(a)
Year Ended December 31, 2018	$24.91	(0.26)	(1.03)	(1.29)	—	$23.62	(5.18)%	1.05%	(0.55)%	1.05%	$25.5	201%
Year Ended December 31, 2017	$20.49	(0.21)	4.63	4.42	—	$24.91	21.57%	0.98%	(0.55)%	0.98%	$56.8	196%

(a)

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolios holdings subsequent to the August 23, 2019 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rates would have been 211% for the ON BlackRock Advantage Large Cap Core Portfolio and and 177% for the ON BlackRock Advantage Small Cap Growth Portfolio. Effective February 1, 2019, the sub-adviser to the Portfolios changed from Suffolk Capital Management, LLC to BlackRock Investment Management, LLC.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

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Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON S&P MidCap 400® Index Portfolio
Year Ended December 31, 2021	$21.70	0.29	4.90	5.19	(0.67)	$26.22	24.18%	0.41%	0.99%	0.41%	$437.6	21%
Year Ended December 31, 2020	$19.25	0.27	2.27	2.54	(0.09)	$21.70	13.33%	0.42%	1.31%	0.42%	$428.2	28%
Year Ended December 31, 2019	$15.46	0.21	3.74	3.95	(0.16)	$19.25	25.58%	0.44%	1.37%	0.44%	$450.9	39%
Year Ended December 31, 2018	$17.46	0.10	(2.10)	(2.00)	—	$15.46	(11.45)%	0.51%	1.32%	0.51%	$306.6	28%
Year Ended December 31, 2017	$15.12	0.04	2.30	2.34	—	$17.46	15.48%	0.71%	0.92%	0.71%	$88.8	41%

ON BlackRock Advantage Large Cap Growth Portfolio
Year Ended December 31, 2021	$36.36	0.01	8.69	8.70	(11.41)	$33.65	26.69%	0.78%	(0.09)%	0.78%	$81.5	138%
Year Ended December 31, 2020	$27.54	0.08	9.22	9.30	(0.48)	$36.36	33.97%	0.79%	0.21%	0.79%	$116.8	143%
Year Ended December 31, 2019	$20.59	0.16	7.77	7.93	(0.98)	$27.54	38.68%	0.80%	0.62%	0.80%	$113.2	214%
Year Ended December 31, 2018	$24.19	0.12	(3.72)	(3.60)	—	$20.59	(14.88)%	0.88%	0.43%	0.88%	$87.5	269%
Year Ended December 31, 2017	$18.65	0.07	5.47	5.54	—	$24.19	29.71%	0.88%	0.24%	0.88%	$128.0	218%

ON Risk Managed Balanced Portfolio
Year Ended December 31, 2021	$17.63	0.09	2.43	2.52	(2.99)	$17.16	15.04%	0.95%	0.48%	0.95%	$447.0	51%
Year Ended December 31, 2020	$14.81	0.13	3.12	3.25	(0.43)	$17.63	22.15%	0.98%	0.76%	0.98%	$443.8	114%(a), (b)
Year Ended December 31, 2019	$12.91	0.21	3.01	3.22	(1.32)	$14.81	25.16%	0.99%	1.39%	0.99%	$403.6	105%(b)
Year Ended December 31, 2018	$13.01	0.17	(0.27)	(0.10)	—	$12.91	(0.77)%	0.99%	1.27%	0.99%	$347.1	131%(b)
Year Ended December 31, 2017	$11.06	0.14	1.81	1.95	—	$13.01	17.63%	1.00%	1.22%	1.00%	$344.2	72%(b)

(a)

Effective May 1, 2020, the sub-adviser(s) to the ON Risk Managed Balanced Portfolio changed from Janus Capital Management LLC and AnchorPath Financial, LLC to AllianceBernstein, L.P. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2020 as compared to prior years.

(b)

The portfolio turnover calculation in previous years includes purchases and sales from mortgage dollar roll transactions. Without the effect of mortgage dollar roll transactions, the portfolio turnover rate would have been 102% for the year ended December 31, 2020, 84% for the year ended December 31, 2019, 102% for the year ended December 31, 2018, and 63% for the year ended December 31, 2017 (see Note 2 of the Notes to Financial Statements).

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

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ADDITIONAL INFORMATION

Additional information about Ohio National Fund has been filed with the SEC in a Statement of Additional Information (“SAI”), dated April 29, 2022, which is incorporated herein by reference.

In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 800.366.6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. You can review the SAI, annual reports, semi-annual reports and the current prospectus by logging onto our website at www.ohionational.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Ohio National Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464

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Ohio National Fund, Inc.

ON Moderately Conservative Model Portfolio

ON Balanced Model Portfolio

ON Moderate Growth Model Portfolio

ON Growth Model Portfolio

(the “Portfolios”)

One Financial Way ● Montgomery, Ohio 45242 ● Telephone 800.366.6654

Ohio National Fund, Inc. (“Fund”), a registered open-end management investment company, is a mutual fund with 25 separate investment portfolios. This Prospectus describes 4 series of the Fund. Each of the Portfolios is a separate mutual fund each with its own investment objective. The Portfolios’ investment adviser is Ohio National Investments, Inc. (“ONII” or the “Adviser”). The Portfolios’ shares are offered only to separate accounts of The Ohio National Life Insurance Company (“Ohio National Life”) and National Security Life and Annuity Company (“National Security”). The separate accounts use the Portfolios’ shares as the underlying investments for variable annuity contracts (“variable contracts”) issued by Ohio National Life and National Security. Some variable contracts do not permit allocations to all the Portfolios. Your variable contract prospectus identifies the Portfolios available under your contract.

An investment in the Portfolios through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an Ohio National Life or National Security variable contract. Keep this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

April 29, 2022

1

2

ON Moderately Conservative Model Portfolio

Investment Objective

Seeks current income and moderate growth of capital with a greater emphasis on current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuity contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.05%
Acquired Fund Fees and Expenses*	0.57%
Total Annual Fund Operating Expenses	1.02%
(Fee Waivers and/or Expense reimbursements)**	(0.02%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements	1.00%

*	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

**	The Adviser has contractually agreed (the “Fee Waiver Agreement”) to make payments (by waiving management fees and/or reimbursing expenses of the Portfolio) to the extent necessary to maintain the total annual fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board of Directors of the Fund; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business) at no more than 1.00% for ON Moderately Conservative Model Portfolio shares (the “Annual Limit”). This arrangement will continue at least through April 30, 2023. The Fee Waiver Agreement may only be terminated with the consent of the Board of Directors. Under the Fee Waiver Agreement, the Adviser is entitled to reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the lesser of: (a) the Annual Limit in effect at the time of the expense payment; or (b) the current Annual Limit.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2023, as discussed in the footnote above to the Fee Table. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$323	$561	$1,246

3

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period ended December 31, 2021, the Portfolio’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a fund of funds that pursues its investment objective by investing in other mutual funds (“underlying funds”) representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Portfolio intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges:

	U.S. Equity	International Equity	Fixed Income
ON Moderately Conservative Model Portfolio	20-40%	5-20%	30-70%

The Adviser develops the Portfolio’s asset allocation strategy based on the Portfolio’s investment strategy. Based on the Portfolio’s target asset allocation, the Portfolio will allocate a large percentage of assets to underlying funds that invest primarily in fixed income securities. The Portfolio has no geographic limits on where it may invest, which may include developed and emerging market countries. This flexibility allows the portfolio managers to look for underlying funds that invest in markets around the world. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities, corporate bonds, and mortgage-related securities; non-U.S. debt securities; debt instruments of varying duration; and high yield/high risk bonds (also called “junk bonds”). The Portfolio will allocate a smaller percentage of assets to underlying funds that invest primarily in domestic and foreign equity securities. Investments of the underlying funds that invest primarily in equity securities may include: domestic and non-U.S. stocks. Certain underlying funds may also use derivatives such as forwards; future contracts and options on securities, indices, currencies and other investments; and swaps. The underlying funds include, but are not limited to, other Fund portfolios that are also advised by the Adviser.

Through its investments in underlying funds, the Portfolio may be exposed to a wide variety of securities and other instruments with differing characteristics. The Portfolio will bear all the risks associated with the investments of the underlying funds.

The Adviser will reassess the Portfolio’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Portfolio's investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.

The underlying fund selection is made based on the Portfolio’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Market Risk, Fund-of-Funds Structure Risk, and Asset Allocation Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Market Risk and Asset Allocation Risk arise both directly and indirectly to the Portfolio, and Fund-of-Funds Risk arises directly as a result of the Portfolio’s investment strategy:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the

4

Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Asset Allocation Risk — With an asset allocation strategy, the amount of assets allocated to various asset classes may change over time. There is a possibility that the manager’s evaluations and assumptions regarding market sectors may result in allocation to an underperforming asset class.

Fund-of-Funds Structure Risk — Because the Portfolio invests directly in the underlying funds, all risks associated with the eligible underlying funds apply to the Portfolio. To the extent the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund. Because the Portfolio invests in underlying funds, you will bear your proportionate share of expenses of the Portfolio and indirectly of the underlying funds, resulting in an additional layer of expenses. The Adviser may be subject to potential conflicts of interest in the selection of and allocation among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain underlying funds may be higher than fees paid by other underlying funds.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Derivatives Risk — Derivatives instruments (such as futures, options, swaps and structured securities) can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The

5

Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

LIBOR Risk — Instruments in which the underlying funds invest may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate ("SOFR") as the replacement rate. The nature of the impact of the transition from LIBOR on the underlying funds, issuers of instruments in which the underlying funds invest, and financial markets generally is unknown.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last four years and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

6

Since inception, the Portfolio’s highest return for a quarter was 11.75%. That was for the quarter ended on June 30, 2020. The lowest return for a quarter was -10.91%. That was for the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2021	1 Year	Since 3/1/17
ON Moderately Conservative Model Portfolio	7.90%	7.43%
Morningstar® Moderately Conservative Target Risk Index	6.36%	7.79%

Management

Investment Adviser: Ohio National Investments, Inc. (“Adviser”).

Portfolio Managers:

Name	Title	Date Began Managing Portfolio
Gary Rodmaker	President of Adviser; Chair of the Asset Allocation Committee	March 2017
Paul Gerard	Vice President of Adviser; Asset Allocation Committee Member	March 2017

Tara York	Vice President of Adviser; Asset Allocation Committee Member	September 2018

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

7

ON Balanced Model Portfolio

Investment Objective

Seeks a balance between growth of capital and current income with a greater emphasis on growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuity contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.03%
Acquired Fund Fees and Expenses*	0.57%
Total Annual Fund Operating Expenses	1.00%
(Fee Waivers and/or Expense reimbursements)**	(0.01%)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	0.99%

*	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

**	The Adviser has contractually agreed (the “Fee Waiver Agreement”) to make payments (by waiving management fees and/or reimbursing expenses of the Portfolio) to the extent necessary to maintain the total annual fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including, for example, option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board of Directors of the Fund; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business) at no more than 1.00% for ON Balanced Model Portfolio shares (the “Annual Limit”). This arrangement will continue at least through April 30, 2023. The Fee Waiver Agreement may only be terminated with the consent of the Board of Directors. Under the Fee Waiver Agreement, the Adviser is entitled to reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the lesser of: (a) the Annual Limit in effect at the time of the expense payment; or (b) the current Annual Limit.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the Fee Waiver Agreement through April 30, 2023, as discussed in the footnote above to the Fee Table. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$317	$551	$1,224

8

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period ended December 31, 2021, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a fund of funds that pursues its investment objective by investing in other mutual funds (“underlying funds”) representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Portfolio intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges:

	U.S. Equity	International Equity	Fixed Income
ON Balanced Model Portfolio	25-50%	10-25%	25-50%

The Adviser develops the Portfolio’s asset allocation strategy based on the Portfolio’s investment strategy. Based on the Portfolio’s target asset allocation, the Portfolio will allocate up to 75% of its asset to underlying funds that invest primarily in domestic and foreign equity securities. The Portfolio has no geographic limits on where it may invest. This flexibility allows the portfolio managers to look for underlying funds that invest in markets around the world. Investments of the underlying funds that invest primarily in equity securities may include: domestic and non-U.S. stocks. The Portfolio will maintain minimum of 25% of its assets to underlying funds that invest primarily in fixed income securities. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities, and corporate bonds; non-U.S. debt securities; and debt instruments of varying duration; and high yield/high risk bonds (also called “junk bonds”). Certain underlying funds may also use derivatives. The underlying funds include, but are not limited to, other Fund portfolios that are also advised by the Adviser.

Through its investments in underlying funds, the Portfolio may be exposed to a wide variety of securities and other instruments with differing characteristics. The Portfolio will bear all the risks associated with the investments of the underlying funds.

The Adviser will reassess the Portfolio’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Portfolio's investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.

The underlying fund selection is made based on the Portfolio’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Market Risk, Fund-of-Funds Structure Risk, and Asset Allocation Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Market Risk and Asset Allocation Risk arise both directly and indirectly to the Portfolio, and Fund-of-Funds Risk arises directly as a result of the Portfolio’s investment strategy:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global

9

pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Asset Allocation Risk — With an asset allocation strategy, the amount of assets allocated to various asset classes may change over time. There is a possibility that the manager’s evaluations and assumptions regarding market sectors may result in allocation to an underperforming asset class.

Fund-of-Funds Structure Risk — Because the Portfolio invests directly in the underlying funds, all risks associated with the eligible underlying funds apply to the Portfolio. To the extent the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund. Because the Portfolio invests in underlying funds, you will bear your proportionate share of expenses of the Portfolio and indirectly of the underlying funds, resulting in an additional layer of expenses. The Adviser may be subject to potential conflicts of interest in the selection of and allocation among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain underlying funds may be higher than fees paid by other underlying funds.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

LIBOR Risk — Instruments in which the underlying funds invest may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate ("SOFR") as the replacement rate. The nature of the impact of the transition from LIBOR on the underlying funds, issuers of instruments in which the underlying funds invest, and financial markets generally is unknown.

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Derivatives Risk — Derivatives instruments (such as futures, options, swaps and structured securities) can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

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Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last four years and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Since inception, the Portfolio’s highest return for a quarter was 15.02%. That was for the quarter ended on June 30, 2020. The lowest return for a quarter was -15.33%. That was for the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2021	1 Year	Since 3/1/17
ON Balanced Model Portfolio	11.03%	8.81%
Morningstar® Moderate Target Risk Index	10.19%	9.61%

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Management

Investment Adviser: Ohio National Investments, Inc. (“Adviser”).

Portfolio Managers:

Name	Title	Date Began Managing Portfolio
Gary Rodmaker	President of Adviser; Chair of the Asset Allocation Committee	March 2017
Paul Gerard	Vice President of Adviser; Asset Allocation Committee Member	March 2017

Tara York	Vice President of Adviser; Asset Allocation Committee Member	September 2018

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

12

ON Moderate Growth Model Portfolio

Investment Objective

Seeks growth of capital and moderate current income with a greater emphasis on growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuity contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.02%
Acquired Fund Fees and Expenses*	0.57%
Total Annual Fund Operating Expenses	0.99%

*	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period ended December 31, 2021, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a fund of funds that pursues its investment objective by investing in other mutual funds (“underlying funds”) representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Portfolio intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges:

	U.S. Equity	International Equity	Fixed Income
ON Moderate Growth Model Portfolio	40-60%	15-35%	10-30%

The Adviser develops the Portfolio’s asset allocation strategy based on the Portfolio’s investment strategy. Based on the Portfolio’s target asset allocation, the Portfolio’s investment strategy will allocate a large percentage of assets to underlying funds that invest primarily in domestic and foreign equity securities. The Portfolio has no geographic limits on where it may invest. This flexibility allows the portfolio managers to look for underlying funds that invest in markets around the world. Investments of the underlying funds that invest primarily in equity securities may include: growth and value stocks; large- and small-capitalization companies; and domestic and non-U.S. stocks. The Portfolio will allocate a smaller percentage of

13

assets allocated to underlying funds that invest primarily in fixed income securities. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities and corporate bonds; non-U.S. debt securities; and debt instruments of varying duration. The underlying funds include, but are not limited to, other Fund portfolios advised by the Adviser.

Through its investments in underlying funds, the Portfolio may be exposed to a wide variety of securities and other instruments with differing characteristics. The Portfolio will bear all the risks associated with the investments of the underlying funds.

The Adviser will reassess the Portfolio’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Portfolio's investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.

The underlying fund selection is made based on the Portfolio’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Market Risk, Fund-of-Funds Structure Risk, and Asset Allocation Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Market Risk and Asset Allocation Risk arise both directly and indirectly to the Portfolio, and Fund-of-Funds Risk arises directly as a result of the Portfolio’s investment strategy:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Asset Allocation Risk — With an asset allocation strategy, the amount of assets allocated to various asset classes may change over time. There is a possibility that the manager’s evaluations and assumptions regarding market sectors may result in allocation to an underperforming asset class.

Fund-of-Funds Structure Risk — Because the Portfolio invests directly in the underlying funds, all risks associated with the eligible underlying funds apply to the Portfolio. To the extent the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund. Because the Portfolio invests in underlying funds, you will bear your proportionate share of expenses of the Portfolio and indirectly of the underlying funds, resulting in an additional layer of expenses. The Adviser may be subject to potential conflicts of interest in the selection of and allocation among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain underlying funds may be higher than fees paid by other underlying funds.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

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Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

LIBOR Risk — Instruments in which the underlying funds invest may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate ("SOFR") as the replacement rate. The nature of the impact of the transition from LIBOR on the underlying funds, issuers of instruments in which the underlying funds invest, and financial markets generally is unknown.

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last four years and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

15

Since inception, the Portfolio’s highest return for a quarter was 18.82%. That was for the quarter ended on June 30, 2020. The lowest return for a quarter was -19.60%. That was for the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2021	1 Year	Since 3/1/17
ON Moderate Growth Model Portfolio	14.83%	10.68%
Morningstar® Moderately Aggressive Target Risk Index	14.04%	11.42%

Management

Investment Adviser: Ohio National Investments, Inc. (“Adviser”).

Portfolio Managers:

Name	Title	Date Began Managing Portfolio
Gary Rodmaker	President of Adviser; Chair of the Asset Allocation Committee	March 2017
Paul Gerard	Vice President of Adviser; Asset Allocation Committee Member	March 2017

Tara York	Vice President of Adviser; Asset Allocation Committee Member	September 2018

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

16

ON Growth Model Portfolio

Investment Objective

Seeks growth of capital and some current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuity contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.04%
Acquired Fund Fees and Expenses*	0.59%
Total Annual Fund Operating Expenses#	1.03%

*	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
#	The expense information in this table has been restated to reflect current fees as if they had been in effect during previous fiscal year.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period ended December 31, 2021, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a fund of funds that pursues its investment objective by investing in other mutual funds (“underlying funds”) representing three primary asset classes: U.S. equity, international equity, and fixed income. Under normal circumstances, the Portfolio intends to have investment exposure to U.S. equity, international equity and fixed income asset classes within the following target asset allocation ranges:

	U.S. Equity	International Equity	Fixed Income
ON Growth Model Portfolio	50-80%	15-45%	0-15%

The Adviser develops the Portfolio’s asset allocation strategy based on the Portfolio’s investment strategy. Based on the Portfolio’s target asset allocation, the Portfolio will allocate a large percentage of assets to underlying funds that invests primarily in domestic and foreign equity securities. The Portfolio has no geographic limits on where it may invest. This

17

flexibility allows the portfolio managers to look for underlying funds that invest in markets around the world. Investments of the underlying funds that invest primarily in equity securities may include: growth and value stocks; large and small-capitalization companies; and domestic and non-U.S. stocks. The Portfolio will allocate smaller percentage of assets to underlying funds that invest primarily in fixed income securities. Investments of the underlying funds that invest primarily in fixed income securities may include: investment grade debt securities, including U.S. government securities and corporate bonds; and non-U.S. debt securities; debt instruments of varying duration. The underlying funds include, but are not limited to, other Fund portfolios that are also advised by the Adviser.

Through its investments in underlying funds, the Portfolio may be exposed to a wide variety of securities and other instruments with differing characteristics. The Portfolio will bear all the risks associated with the investments of the underlying funds.

The Adviser will reassess the Portfolio’s asset allocation strategy periodically, but no less frequently than quarterly, based on the Portfolio's investment objective. The Adviser may add or delete asset classes, add or delete underlying funds, and/or revise the target and actual weightings among the asset classes and the underlying funds without notice or shareholder approval.

The underlying fund selection is made based on the Portfolio’s particular asset allocation strategy, desired level of asset class exposure, and the investment style, risk profile, and performance of the underlying funds. Furthermore, the Adviser will periodically rebalance the weightings in the underlying funds to the current asset allocation strategy. The Adviser considers a variety of factors in determining whether to sell an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors that may be considered relevant. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Market Risk, Fund-of-Funds Structure Risk, and Asset Allocation Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Market Risk and Asset Allocation Risk arise both directly and indirectly to the Portfolio, and Fund-of-Funds Risk arises directly as a result of the Portfolio’s investment strategy:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Asset Allocation Risk — With an asset allocation strategy, the amount of assets allocated to various asset classes may change over time. There is a possibility that the manager’s evaluations and assumptions regarding market sectors may result in allocation to an underperforming asset class.

Fund-of-Funds Structure Risk — Because the Portfolio invests directly in the underlying funds, all risks associated with the eligible underlying funds apply to the Portfolio. To the extent the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund. Because the Portfolio invests in underlying funds, you will bear your proportionate share of expenses of the Portfolio and indirectly of the underlying funds, resulting in an additional layer of expenses. The Adviser may be subject to potential conflicts of interest in the selection of and allocation among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain underlying funds may be higher than fees paid by other underlying funds.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

18

Value Strategy Risk — Due to their relatively low valuations, value stocks are typically less volatile than growth stocks and more likely to pay higher dividends. Value stocks may continue to be inexpensive for long periods of time, never realize their potential value, or even go down in value.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

LIBOR Risk — Instruments in which the underlying funds invest may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate ("SOFR") as the replacement rate. The nature of the impact of the transition from LIBOR on the underlying funds, issuers of instruments in which the underlying funds invest, and financial markets generally is unknown.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last four years and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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Since inception, the Portfolio’s highest return for a quarter was 21.72%. That was for the quarter ended on June 30, 2020. The lowest return for a quarter was -22.11%. That was for the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2021	1 Year	Since 3/1/17
ON Growth Model Portfolio	17.58%	12.13%
Morningstar® Aggressive Target Risk Index	17.30%	12.65%

Management

Investment Adviser: Ohio National Investments, Inc. (“Adviser”).

Portfolio Managers:

Name	Title	Date Began Managing Portfolio
Gary Rodmaker	President of Adviser; Chair of the Asset Allocation Committee	March 2017
Paul Gerard	Vice President of Adviser; Asset Allocation Committee Member	March 2017

Tara York	Vice President of Adviser; Asset Allocation Committee Member	September 2018

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ADDITIONAL INFORMATION ABOUT THE FUND

Information about the Fund and its portfolios in addition to that included in the summary sections follows.

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INVESTMENT OBJECTIVES

The investment objective of each Portfolio may be changed by the Board of Directors in the future without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change in a Portfolio’s investment objective.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The kinds of investments described on the following pages can be made by each Portfolio, except as otherwise indicated. These risk considerations and others are further explained in the Statement of Additional Information. Unless otherwise noted, the following disclosures apply to all Portfolios.

Temporary Defensive Measures

Each Portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the Portfolio’s policies. When investing for defensive purposes, a Portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the Portfolio were invested in accordance with its investment objectives and policies. Frequent portfolio turnover may result in lower investment returns based on increased brokerage expenses.

Portfolio Managers’ Determination to Sell a Security

The portfolio managers consider a variety of factors in determining whether to sell shares of an underlying fund, including changes in market conditions, changes in prospects for the underlying fund, alternative investment possibilities and other factors they believe to be relevant.

Market Risk

A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. A pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of infectious illness outbreaks cannot be determined with certainty.

Principal and Non-Principal Investment Strategies and Related Risks

Investments and Related Risks	ON Moderately Conservative Model Portfolio	ON Balanced Model Portfolio	ON Moderate Growth Model Portfolio	ON Growth Model Portfolio
Smaller Capitalization Companies	Non-Principal	Non-Principal	Principal	Principal
Large Capitalization Companies	Non-Principal	Non-Principal	Principal	Principal
Growth and Value oriented Companies	Non-Principal	Non-Principal	Principal	Principal
Foreign Investments	Principal	Principal	Principal	Principal

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Use of Derivatives	Principal	Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Options	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Futures and Options on Futures	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Swaps	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Debt Securities	Principal	Principal	Principal	Principal
Lower-Rated Debt Securities	Principal	Principal	Non-Principal	Non-Principal
Mortgage-Backed Securities	Principal	Non-Principal	Non-Principal	Non-Principal
Restricted Securities	Principal	Principal	Non-Principal	Non-Principal
Fund of Funds Risk	Principal	Principal	Principal	Principal

Smaller Capitalization Companies (Principal Strategy for ON Moderate Growth Model Portfolio, and ON Growth Model Portfolio only)

For the above referenced Portfolios, “small capitalization” is defined as provided in the summary disclosure earlier in this prospectus. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller companies are often selected for investment in a Portfolio because the Adviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a Portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.

Large Capitalization Companies (Principal Strategy for ON Moderate Growth Model Portfolio, and ON Growth Model Portfolio only)

Stocks of publicly traded companies are often classified according to market capitalization such as “large capitalization”. Large capitalization companies typically may include companies of sizes similar to those found in the S&P 500® Index. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. Large capitalization companies are often in their mature stage.

Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although large capitalization companies are less sensitive to changing economic conditions and tend to be more established, such companies may fall out of favor with investors.

Growth and Value oriented Companies (Principal Strategy for ON Moderate Growth Model Portfolio, and ON Growth Model Portfolio only)

By investing in a mix of growth and value companies, a Portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.

Value investing seeks stocks that are priced below their intrinsic or prospective worth. Value investing uses fundamental analysis and research to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The

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price of those securities may increase if other investors recognize a company’s current or potential worth. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

Foreign Investments (Principal Strategy for ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio, ON Moderate Growth Model Portfolio, and ON Growth Model Portfolio)

Foreign securities are securities of issuers based outside the United States. These include issuers:

• that are organized under the laws of, or have a principal office in, another country; or

• that have the principal trading market for their securities in another country; or

• that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

• changes in currency rates;

• currency exchange control regulations;

• seizure or nationalization of companies or their assets;

• political or economic instability;

• unforeseen taxes, duties or tariffs;

• difficulty in obtaining or interpreting financial information under foreign accounting standards;

• trading in markets that are less efficient than in the U.S.;

• lack of information regarding securities issuers;

• imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);

• reversion to closed markets or controlled economies;

• national economies based on a few industries or dependent on revenue from certain commodities;

• local economies and/or markets vulnerable to global conditions;

• volatile inflation rates and debt burdens; and

• less regulatory protection.

These factors may prevent a Portfolio or the Adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines. Generally, economic structures in emerging or developing countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, an underlying fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect an underlying fund’s value or prevent an underlying fund from being able to meet cash obligations or take advantage of other investment opportunities.

These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union (EU) could negatively affect the value of a Portfolio’s shares. A departure of a country from the EU or another trading union or bloc may have significant political and financial consequences for European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. The imposition of sanctions and compliance with those sanctions may impair the ability of a Portfolio to

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buy, sell, hold or deliver securities or other assets of the sanctioned company, including those listed on U.S. or other exchanges.

In selecting foreign investments, the Adviser and sub-advisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which a Portfolio may invest.

Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a Portfolio’s shareholders cannot redeem shares.

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of a Portfolio to make intended securities purchases or sales due to settlement problems could cause the Portfolio to miss attractive investment opportunities or to incur losses.

Use of Derivatives (Principal Strategy for ON Moderately Conservative Model Portfolio and ON Balanced Model Portfolio only)

The Portfolios listed above may each invest in derivatives, to the extent described in the respective Portfolio’s Principal Investment Strategy section above.

Convertible Securities

Convertible securities can be exchanged for or converted into common stock, the cash value of common stock or some other equity security. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer’s common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called “investment value.” The convertible security then may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.

Options

An option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price.

A Portfolio also may purchase call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or

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is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Rather than delivering or buying securities upon exercise of an option, a Portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. For an option a Portfolio has purchased, the Portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option.

Futures and Options on Futures

Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contracts creates a firm obligation by a portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a portfolio, to protect against possible changes in interest rates, or to generate income or gain for a portfolio. To cover a futures contract, a Portfolio will segregate with its custodian cash or high quality liquid assets equal to the purchase price of the contract, marked to market daily.

The use of futures transactions, including options on futures contracts, entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of futures and options on futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps. Swap agreements entail the risk that a party will default on its payment obligations to a portfolio. If the other party to a swap defaults, the portfolio would risk the loss of the net amount of payments that it contractually is entitled to receive. If a portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the portfolio and reduce the portfolio’s total return.

Debt Securities (Principal Strategy for ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio, ON Moderate Growth Model Portfolio, and ON Growth Model Portfolio)

Debt securities, a type of fixed-income security, include government bonds, corporate bonds, CDs, municipal bonds, preferred stock, collateralized securities (such as CDOs, CMOs, GNMAs) and zero-coupon securities. The interest rate on a debt security is largely determined by the perceived repayment ability of the borrower; higher risks of payment default almost always lead to higher interest rates to borrow capital.

The risks of investing in debt securities include interest rate risk, credit risk and liquidity risk. With interest rate risk, prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A Portfolio investing in debt securities is subject to credit risk since it may lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s

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income and the market value of the security. A Portfolio investing in debt securities is also exposed to liquidity risk, which occurs if it may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Instruments in which the underlying funds invests may pay interest based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out on December 31, 2021. Various financial industry groups have been planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). As a result, the nature of the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally is unknown. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing.

Lower-Rated Debt Securities (Principal Strategy for ON Moderately Conservative Model Portfolio and ON Balanced Model Portfolio only)

Lower-rated debt securities, sometimes referred to as “junk bonds” are debt securities rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s. As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information.

When bonds have lower ratings it is more likely that adverse changes in the issuer’s financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer’s ability to pay the bond’s interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond’s values more volatile and it could limit the Portfolio’s ability to sell its securities at prices approximating the values that Portfolio had placed on such securities. If there is no liquid trading market for its securities, a Portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security’s market value or liquidity.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Portfolio’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Portfolio’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of Portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio’s net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a “leveraged buy-out” transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or adverse changes in the issuer’s financial condition it may be harder for a Portfolio to sell lower-rated securities or the Portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a Portfolio’s net asset value. In order to enforce its rights in the event of a default, a Portfolio may have to take possession of and manage assets securing the issuer’s obligations on such securities. This might increase the Portfolio’s operating expenses and adversely affect the Portfolio’s net asset value. A Portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for lower-rated securities. This may make it

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more difficult for a Portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.

A Portfolio may hold securities that give the issuer the option to “call,” or redeem, its securities. If an issuer redeems securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

S&P Lower Bond Ratings

Debt rated “BB,” “B,” “CC,” and “C,” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C

The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “BB” to “CCC” may be modified by adding a plus (3) or minus (3) to show relative standing within the major rating categories.

Mortgage-Backed Securities (Principal Strategy for ON Moderately Conservative Model Portfolio only)

Mortgage-backed and other asset-backed securities (residential and commercial), including collateralized mortgage obligations and non-government mortgage-backed securities, represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities may be subject to liquidity risk as well as the risk of illiquidity and default on the underlying asset or mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Portfolio having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

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The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

Restricted Securities (Principal Strategy for ON Moderately Conservative Model Portfolio and ON Balanced Model Portfolio only)

Restricted securities are subject to restrictions on resale under federal securities law. Under the Liquidity Risk Management Program approved by the Fund’s Directors, the restricted nature of a security is one of many factors considered by the Adviser when assessing the overall liquidity of the security.

Fund of Funds Risk (Principal Strategy for ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio, ON Moderate Growth Model Portfolio, and ON Growth Model Portfolio)

• Because the Portfolios invest directly in the underlying funds, all risks associated with the underlying funds apply to the Portfolios. To the extent a Portfolio invests significantly in a particular underlying fund, the Portfolio will have significant exposure to the risks of that underlying fund.

• Because the Portfolios invest their assets in various underlying funds, the Portfolios’ ability to meet their investment objectives will depend on the ability of the underlying funds to meet their own investment objectives.

• The underlying funds will not necessarily make consistent investment decisions. One underlying fund may buy the same security that another underlying fund is selling. The Portfolio would indirectly bear the costs of both trades.

• Because the Portfolios invest in underlying funds, you will bear your proportionate share of expenses of the applicable Portfolio and indirectly your proportionate share of expenses of the underlying funds. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the underlying funds.

• The ability of the Portfolios to achieve their investment objectives depends on the Adviser’s skill in selecting the asset classes and the mix of underlying funds. There is the risk that the Adviser’s evaluations and assumptions regarding the asset classes and underlying funds may be incorrect in view of actual market conditions.

• The Portfolios are classified as non-diversified under the 1940 Act, which means each Portfolio may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, changes in the prices of single investment or a small number of investments can greatly affect the net asset value of the Portfolio, either up or down.

• The Adviser may be subject to potential conflicts of interest in the selection of underlying funds and allocation of the Portfolios’ investments among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain of the underlying funds (or their affiliates) may be higher than fees paid by other of the underlying funds. Other funds with similar investment objectives may perform better or worse than the underlying funds.

• From time to time, large purchases or redemptions from the underlying funds could affect the performance of the underlying funds and, therefore, the performance of the Portfolios.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“Ohio National Life”). The Adviser uses Ohio National Life’s investment personnel and administrative systems. That is to say, the personnel of the Adviser are employees of Ohio National Life, who provide investment services to the Adviser. The Adviser has no employees of its own. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect, wholly-owned subsidiary of Ohio National Life.

Ohio National Life provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among Ohio National Life, the Adviser and the Fund. These services are paid for by the Adviser, not the

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Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

Each Portfolio operates as a “fund of funds.” In this structure, each Portfolio invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

A discussion regarding the basis for the Board of Directors approving the advisory agreement is available in the Fund’s Annual Report for the year ended December 31, 2021.

The Securities and Exchange Commission (“SEC”) has issued an order to the Fund and Adviser permitting the Adviser, subject to the oversight and approval of the Fund’s Board of Directors, to enter into, materially amend and terminate sub-advisory agreements (other than subadvisory agreements with affiliated sub-advisers) without shareholder approval. If a sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change. The shareholders of each portfolio of the Fund operating before May 1, 2002, have voted to approve this arrangement.

Investment Advisory Fees

As compensation for its services to the Portfolios, the Adviser receives monthly fees from the Portfolios at annual rates on the basis of the applicable Portfolio’s average daily net assets during the month for which the fees are paid.

For its services to the Portfolios, the Adviser is entitled to a fee at the following effective annualized rates of the average daily net assets:

ON Moderately Conservative Model Portfolio	0.40%
ON Balanced Model Portfolio	0.40%
ON Moderate Growth Model Portfolio	0.40%
ON Growth Model Portfolio	0.40%

Fee Waiver Agreement

The Adviser has contractually agreed to make payments (by waiving management fees and/or reimbursing expenses of the Fund) to the extent that the annual ordinary operating expenses of the Portfolios, exclusive of certain expenses, exceed the following percentages of the average daily net assets (the “Fee Waiver Agreement”):

ON Moderately Conservative Model Portfolio	1.00%
ON Balanced Model Portfolio	1.00%
ON Moderate Growth Model Portfolio	1.07%
ON Growth Model Portfolio	1.14%

The Fee Waiver Agreement will continue at least through April 30, 2023. The Fee Waiver Agreement may only be terminated with the consent of the Board of Directors. Under the Fee Waiver Agreement, the Adviser is entitled to reimbursement of the excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement.

For the year ended December 31, 2021, the Adviser reimbursed the expenses of the Portfolios as follows:

ON Moderately Conservative Model Portfolio	$64,732
ON Balanced Model Portfolio	$137,994
ON Moderate Growth Model Portfolio	$0
ON Growth Model Portfolio	$0

Management of Portfolios

The Portfolios are managed by the Asset Allocation Committee, comprised of Gary Rodmaker, Paul Gerard and Tara York. Gary Rodmaker has primary responsibility as Chair of the Asset Allocation Committee.

Gary Rodmaker is President of the Adviser and is Chair of the Asset Allocation Committee. He has been Vice President, Fixed Income Securities for Ohio National Life since 2014. Prior to joining Ohio National Life, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he

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served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a bachelor of science in business administration from Xavier University.

Paul Gerard is Vice President of the Adviser and is a member of the Asset Allocation Committee. He also is Senior Vice President and Chief Investment Officer of Ohio National Life and Chief Investment Officer of National Security. In addition to his participation in the Investment Committee, he oversees the management of the Fund’s ON Bond Portfolio and the fixed-income component of the ON BlackRock Balanced Allocation Portfolio. Mr. Gerard has a bachelor’s degree in accounting from Indiana University and a master of business administration degree in finance from the University of Illinois. He has been an investment officer of Ohio National Life since 2009 and Chief Investment Officer since 2016. He previously had more than 20 years of experience as a Senior Investment Officer, Fixed Income Portfolio Manager, and Chief Investment Officer at other financial service companies. Mr. Gerard is a Chartered Financial Analyst and Fellow, Life Management Institute.

Tara York is Vice President of the Adviser and is a member of the Asset Allocation Committee. She is also Vice President, Annuity Funds Complex and Product Management for Ohio National Life. Prior to joining Ohio National in 2017, she was an investment advisor for PNC Institutional Asset Management. Ms. York has a bachelor’s degree in finance from The Ohio State University and is a Chartered Financial Analyst.

The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the Fund’s shares.

Although each Portfolio is currently managed by the Adviser, the Adviser may hire sub-advisers or consultants to provide day-to-day portfolio management or analysis for a Portfolio in the future. The Fund and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements subject to the approval of the Fund’s Board of Directors and without obtaining shareholder approval. In these circumstances, shareholders would receive notice of such action, including information concerning any new sub-adviser. The Portfolios may not rely on the exemptive order with respect to sub-advisers that are affiliated with the Adviser.

MORE INFORMATION ABOUT THE PORTFOLIOS’ FEES AND EXPENSES

With respect to each Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the underlying funds instead of the Portfolios, if they are available to direct investment. Since the Portfolios pursue their investment objectives by investing in underlying funds, you will bear your proportionate share of the expenses of the applicable Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the underlying funds. However, not all of the underlying funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios that is available in connection with the purchase of shares of the Portfolios.

The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each Portfolio’s assets among underlying funds and the actual expenses of the underlying funds. Additionally, certain underlying funds may charge a redemption fee on any shares redeemed within a certain amount of time after purchase by the Portfolios.

The Portfolios, by themselves, generally are not intended to provide a complete investment program. Investment in the Portfolios is intended to serve as part of a diversified portfolio of investments.

PURCHASE AND REDEMPTION OF FUND SHARES

Fund shares are offered only to separate accounts of Ohio National Life and National Security in connection with their variable annuities contracts. You may select Portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the Portfolios you select.

The net asset value of each Portfolio is computed by dividing the total market value of the securities in that Portfolio, plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio.

When a determination is made that current market prices or underlying fund net asset values are not readily available, the Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the Portfolios are primarily invested in shares of underlying funds, each Portfolio’s net asset value is based primarily on the net asset values of the underlying funds in which it invests. The prospectuses for the underlying funds explain how the

30

underlying funds calculate net asset value, and the circumstances under which the underlying funds may use fair value pricing.

The separate accounts of Ohio National Life and National Security purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If an underlying fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the underlying fund’s investments may change on days when underlying fund shares cannot be purchased or redeemed.

Under normal and stressed circumstances, the Portfolios expect to make payment within one business day following a redemption request. Under normal and stressed circumstances, the Portfolios expect to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash.

The Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.

The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund, Ohio National Life and National Security discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the Portfolios can disrupt Portfolio investment strategies and increase the Portfolios’ operating expenses. In addition, excessive trading can lower overall Portfolio performance for long term investors, prevent a portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the Portfolios. Certain Portfolios may be more susceptible to attempted market timing and excessive trading. Typically, Portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The Portfolios are not designed to accommodate excessive trading practices. The Fund, Ohio National Life and National Security reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been restricted or otherwise not honored by the insurance company. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing. The Fund’s Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.

The first time the contract owner is determined to have traded excessively, Ohio National Life or National Security will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, Ohio National Life or National Security will suspend some or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.

Either Ohio National Life or National Security may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the Portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

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Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

• The number of transfers made in a defined period;

• The dollar amount of the transfer;

• The total assets of the Portfolios involved in the transfer;

• The investment objectives of the particular Portfolios involved in the transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The various contracts issued by Ohio National Life and National Security provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if Ohio National Life, National Security or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, Ohio National Life or National Security will be able to identify such contract owners or curtail their trading practices. However, the Portfolios are not designed to accommodate frequent purchase or redemption requests. The ability of Ohio National Life and National Security and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted Ohio National Life, National Security or the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional Portfolio shares (at net asset value without a sales charge).

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation. The SAI also has more information regarding the tax status of the Portfolios.

INDEX DESCRIPTIONS

Provided below are descriptions of the indices used for comparative purposes with the performance of the Portfolios. The performance of each index does not reflect deductions for fees, expenses or taxes. An investor cannot invest directly in an index or average.

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The publishers of any securities index are not affiliated with the Fund or the Adviser and have not participated in creating the Portfolios or selecting the securities for the Portfolios. Except as noted herein, none of the index publishers has approved of any of the information in this prospectus.

Morningstar® Moderately Conservative Target Risk Index— The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Conservative Target Risk Index exposure is set at 40%.

Morningstar® Moderate Target Risk Index— The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderate Target Risk Index exposure is set at 60%.

Morningstar® Moderately Aggressive Target Risk Index— The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Moderately Aggressive Target Risk Index exposure is set at 80%.

Morningstar® Aggressive Target Risk Index— The Morningstar® Target Risk Index Family is a series of Morningstar Indexes that provide exposure to a broad array of asset classes using Morningstar asset allocation methodology. The index family provides global equity market risk levels that are scaled to fit five equity market risk profiles: aggressive, moderately aggressive, moderate, moderately conservative, and conservative. The five levels of global equity exposure are set at 95%, 80%, 60%, 40%, and 20%, respectively, and the Morningstar® Aggressive Target Risk Index exposure is set at 95%.

VOTING

Since shares of the Fund are only sold to the separate accounts of insurance companies to fund variable products, the insurance companies will seek voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the portfolios’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each Portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Annual Report to members and incorporated by reference into the SAI. This should be read in conjunction with those financial statements.

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FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.

For the Five Years Ended December 31, 2021

Financial Highlights

	Selected per-share data									Ratios and supplemental data
		Operations			Distributions					Ratios to average net assets
										Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Return of capital	Total distributions	Net asset value, end of year	Total Return#	Expenses[1]	Net investment income[1]	Expenses[1]	Net assets, end of year (millions)	Portfolio turnover rate
ON Moderately Conservative Model Portfolio
Year Ended December 31, 2021	$12.67	0.20	0.79	0.99	(0.34)	—	(0.34)	$13.32	7.90%	0.43%	1.29%	0.45%	$281.6	13%
Year Ended December 31, 2020	$11.37	0.09	1.21	1.30	—	—	—	$12.67	11.43%	0.40%	0.97%	0.47%	$303.5	23%[2]
Year Ended December 31, 2019	$10.09	0.26	1.41	1.67	(0.37)	(0.02)	(0.39)	$11.37	16.58%	0.35%	2.22%	0.46%	$223.2	18%
Year Ended December 31, 2018	$10.69	0.15	(0.75)	(0.60)	—	—	—	$10.09	(5.61)%	0.28%	1.26%	0.45%	$237.2	38%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.13	0.56	0.69	—	—	—	$10.69	6.90%*	0.25%**	1.40%**	0.45%**	$326.0	22%*

ON Balanced Model Portfolio
Year Ended December 31, 2021	$13.06	0.18	1.25	1.43	(0.27)	—	(0.27)	$14.22	11.03%	0.42%	1.14%	0.43%	$1,092.5	12%
Year Ended December 31, 2020	$11.48	0.08	1.50	1.58	—	—	—	$13.06	13.76%	0.39%	0.67%	0.43%	$1,127.8	22%
Year Ended December 31, 2019	$9.97	0.21	1.73	1.94	(0.24)	(0.19)	(0.43)	$11.48	19.46%	0.36%	1.82%	0.43%	$1,109.5	22%
Year Ended December 31, 2018	$10.81	0.09	(0.93)	(0.84)	—	—	—	$9.97	(7.77)%	0.31%	0.77%	0.42%	$1,146.9	37%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.09	0.72	0.81	—	—	—	$10.81	8.10%*	0.25%**	1.01%**	0.42%**	$1,562.6	25%*

ON Moderate Growth Model Portfolio
Year Ended December 31, 2021	$13.46	0.16	1.83	1.99	(0.19)	—	(0.19)	$15.26	14.83%	0.42%	0.98%	0.42%	$1,977.3	15%
Year Ended December 31, 2020	$11.63	0.04	1.79	1.83	—	—	—	$13.46	15.74%	0.44%	0.35%	0.45%	$1,987.4	16%
Year Ended December 31, 2019	$9.93	0.16	2.20	2.36	(0.30)	(0.36)	(0.66)	$11.63	23.81%	0.43%	1.31%	0.44%	$1,961.4	20%
Year Ended December 31, 2018	$11.05	0.05	(1.17)	(1.12)	—	—	—	$9.93	(10.14)%	0.35%	0.42%	0.42%	$1,945.0	49%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.07	0.98	1.05	—	—	—	$11.05	10.50%*	0.26%**	0.80%**	0.42%**	$2,646.8	23%*

ON Growth Model Portfolio
Year Ended December 31, 2021	$14.17	0.13	2.35	2.48	(0.18)	—	(0.18)	$16.47	17.58%	0.49%	0.78%	0.49%	$448.2	18%
Year Ended December 31, 2020	$11.94	0.02	2.21	2.23	—	—	—	$14.17	18.68%	0.46%	0.16%	0.47%	$443.1	11%
Year Ended December 31, 2019	$9.86	0.11	2.50	2.61	(0.35)	(0.18)	(0.53)	$11.94	26.47%	0.45%	0.92%	0.47%	$433.6	18%
Year Ended December 31, 2018	$11.15	0.02	(1.31)	(1.29)	—	—	—	$9.86	(11.57)%	0.31%	0.17%	0.43%	$424.2	62%
Period From March 1, 2017 (inception) to December 31, 2017	$10.00	0.05	1.10	1.15	—	—	—	$11.15	11.50%*	0.25%**	0.51%**	0.43%**	$543.8	24%*

*												Not annualized
**												Annualized
[1]												The ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.
[2]

The cost of purchases and proceeds from sales of Portfolio securities that were incurred to realign the Portfolio’s holdings subsequent to the December 4, 2020 reorganization are excluded from the portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 28%.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented

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ADDITIONAL INFORMATION

Additional information about Ohio National Fund has been filed with the SEC in a Statement of Additional Information (“SAI”), dated April 29, 2022, which is incorporated herein by reference.

In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 800.366.6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. You can review the SAI, annual reports, semi-annual reports and the current prospectus by logging onto our website at www.ohionational.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Ohio National Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464

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Ohio National Fund, Inc.

ON iShares Managed Risk Balanced Portfolio

ON iShares Managed Risk Moderate Growth Portfolio

ON iShares Managed Risk Growth Portfolio

ON Janus Henderson U.S. Low Volatility Portfolio

ON Federated Core Plus Bond Portfolio

(the “Portfolios”)

One Financial Way ● Montgomery, Ohio 45242 ● Telephone 800.366.6654

Ohio National Fund, Inc. (“Fund”), a registered open-end management investment company, is a mutual fund with 25 separate investment portfolios. This prospectus describes 5 series of the Fund. Each of the Portfolios is a separate mutual fund each with its own investment objective. The Portfolios’ investment adviser is Ohio National Investments, Inc. (“ONII” or the “Adviser”). The Portfolios’ shares are offered only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”) and National Security Life and Annuity Company (“NSLAC”) and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s variable annuity contracts (“variable contracts”). The separate accounts use the Portfolios’ shares as the underlying investments for variable contracts issued by ONLIC and NSLAC. Some variable contracts do not permit allocations to all the Portfolios. Your variable contract prospectus identifies the Portfolios available under your contract.

An investment in the Portfolios through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an ONLIC or NSLAC variable contract. Keep this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

April 29, 2022

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ON iShares Managed Risk Balanced Portfolio

Investment Objective

Seeks income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other expenses*	0.04%
Acquired Fund Fees and Expenses**	0.10%
Total Annual Fund Operating Expenses	0.72%

*	Annualized

**	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio. Because the portfolio commenced operations during the most recent fiscal year, the turnover rate shown is from June 25, 2021, the date the Portfolio commenced operations, through the end of the most recent fiscal year.

Principal Investment Strategies

The Portfolio operates pursuant to a fund-of-funds structure. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”) allocates the Portfolio’s assets across a broad range of asset classes primarily through investments in underlying exchange traded funds (the “underlying funds”). Exchange traded funds are commonly referred to as “ETFs.” The only underlying funds in which the Portfolio invests are iShares ETFs, which are advised by an affiliate of BlackRock.

The Portfolio may also invest in certain derivative instruments, including equity futures, fixed income futures and currency futures, and may hold cash and cash equivalents to change the asset allocation exposure in the Portfolio.

Under normal market conditions, through investments in the underlying funds and derivatives, the Portfolio invests a minimum of 25% of its assets in equity investments and a minimum of 25% of its assets in fixed income investments, and the Portfolio may deviate from these levels in periods of heightened volatility. To achieve the income aspect of the Portfolio’s

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investment objective, BlackRock expects to allocate approximately 50% of the Portfolio’s assets to fixed income investments. To achieve the capital appreciation aspect of the Portfolio’s investment objective, BlackRock expects to allocate approximately 50% of the Portfolio’s assets to equity investments. BlackRock may actively adjust this asset allocation mix in response to prevailing market conditions and in periods of heightened volatility, as described below.

The equity underlying funds in which the Portfolio invests may include ETFs that invest in, among other things, domestic and international equities (including emerging market equities). The fixed income underlying funds in which the Portfolio invests may include ETFs that invest in, among other things, domestic and non-U.S. bonds, U.S. government securities, U.S. treasury securities, mortgage-backed securities, and cash or money market instruments. Within its allocation to fixed income investments, the Portfolio may invest up to 15% of total assets in fixed income instruments with an average credit quality below investment grade (commonly called “junk bonds”), including fixed income underlying funds with an average portfolio credit quality below investment grade.

BlackRock relies on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations that tilt the Portfolio away from the strategic allocation. During periods when BlackRock determines to make an allocation in the Portfolio that is less than the long-term strategic portfolio allocations as described above, BlackRock may hold cash and cash equivalents. While the Portfolio may invest substantially all of its assets in underlying funds, equity and fixed income futures, and other derivatives, BlackRock expects to always maintain at least a minimum investment in cash to serve as collateral for the derivative investments it holds.

During periods of high volatility, BlackRock will apply a systematic framework by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility. The Portfolio has a volatility cap of 11%. During periods of increasing expected volatility, the Portfolio may seek to reduce its market exposure by selling shares of underlying funds and/or reducing exposure through equity and/or fixed income futures and other derivatives. During periods of lower expected volatility, the Portfolio may increase its market exposure by purchasing ETFs and/or increasing exposure through equity and/or fixed income futures and other derivatives.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Market Risk, Fund of Funds Risk and Exchange Traded Funds Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Credit Risk, Interest Rate Risk, Futures Risk and Market Risk arise both directly and indirectly to the Portfolio:

Credit Risk — The Portfolio (directly and indirectly through underlying funds) may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability of the underlying fund’s adviser to evaluate local companies or impact the fund’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.

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Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies.

Fund of Funds Risk — The Portfolio’s principal investment strategy involves investing in ETFs. Investors may be able to invest directly in the ETFs and may not need to invest through the Portfolio. The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Hedging Risk — Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge. In addition, the managed risk strategy may not effectively protect the Portfolio from market declines and may limit the Portfolio’s participation in market gains. The use of the managed risk strategy could cause the Portfolio to underperform as compared to the underlying funds and other mutual funds with similar investment objectives.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio (directly and indirectly through underlying funds) may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments also could cause more fluctuation in the net asset value of the Portfolio and underlying funds or make it more difficult for the Portfolio or underlying funds to accurately value their securities. These developments or others could also cause the Portfolio and the underlying funds to face increased shareholder redemptions, which could force them to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio and the underlying funds, as well as the value of your investment.

LIBOR Risk — Instruments in which the underlying funds invest may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate ("SOFR") as the replacement rate. The nature of the impact of the transition from LIBOR on the underlying funds, issuers of instruments in which the underlying funds invest, and financial markets generally is unknown.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If

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the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Performance

The Portfolio commenced operations on June 25, 2021, and, therefore, does not have performance history for a full calendar year. Once the Portfolio has completed a full calendar year of operations, a bar chart and table will be included in future prospectuses that will provide some indication of the risks of investing in the Portfolio by showing the variability of the Portfolio’s returns and comparing the Portfolio’s performance to a broad-based securities index.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since June 2021. Philip Green, a Managing Director of BlackRock, and Michael Pensky, CFA, a Director of BlackRock, have been portfolio managers of the Portfolio since June 2021.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts, and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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ON iShares Managed Risk Moderate Growth Portfolio

Investment Objective

Seeks income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other expenses*	0.04%
Acquired Fund Fees and Expenses**	0.12%
Total Annual Fund Operating Expenses	0.74%

*	Estimated for the current fiscal year.

**	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, and are estimated for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$76	$237

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio does not have a portfolio turnover rate as of the date of this prospectus as it has not yet commenced operations. In the future, the Portfolio’s turnover rate will be provided here.

Principal Investment Strategies

The Portfolio operates pursuant to a fund-of-funds structure. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”) allocates the Portfolio’s assets across a broad range of asset classes primarily through investments in underlying exchange traded funds (the “underlying funds”). Exchange traded funds are commonly referred to as “ETFs.” As of the date of this prospectus, the only underlying funds in which the Portfolio intends to invest are iShares ETFs, which are advised by an affiliate of BlackRock.

The Portfolio may also invest in certain derivative instruments, including equity futures, fixed income futures and currency futures, and may hold cash and cash equivalents.

To achieve the income aspect of the Portfolio’s investment objective, BlackRock expects to allocate approximately 35% of the Portfolio’s assets to fixed income investments. To achieve the capital appreciation aspect of the Portfolio’s investment objective, BlackRock expects to allocate approximately 65% of the Portfolio’s assets to equity investments. BlackRock may

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actively adjust this asset allocation mix in response to prevailing market conditions and in periods of heightened volatility, as described below.

The equity underlying funds in which the Portfolio invests may include ETFs that invest in, among other things, domestic and international equities (including emerging market equities). The fixed income underlying funds in which the Portfolio invests may include ETFs that invest in, among other things, domestic and non-U.S. bonds, U.S. government securities, U.S. treasury securities, mortgage-backed securities, and cash or money market instruments. Within its allocation to fixed income investments, the Portfolio may invest up to 15% of total assets in fixed income instruments with an average credit quality below investment grade (commonly called “junk bonds”), including fixed income underlying funds with an average portfolio credit quality below investment grade.

BlackRock will rely on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations that tilt the Portfolio away from the strategic allocation. During periods when BlackRock determines to make an allocation in the Portfolio that is less than the long-term strategic portfolio allocations as described above, BlackRock may hold cash and cash equivalents. While the Portfolio may invest substantially all of its assets in underlying funds, equity and fixed income futures, and other derivatives, BlackRock expects to always maintain at least a minimum investment in cash to serve as collateral for the derivative investments it holds.

During periods of high volatility, BlackRock will apply a systematic framework by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility. The ON iShares Managed Risk Moderate Growth Portfolio has a volatility cap of 14%. During periods of increasing expected volatility, the Portfolio may seek to reduce its market exposure by selling shares of underlying funds and/or reducing exposure through equity and/or fixed income futures and other derivatives. During periods of lower expected volatility, the Portfolio may increase its market exposure by purchasing ETFs and/or increasing exposure through equity and/or fixed income futures and other derivatives.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Market Risk, Fund of Funds Risk and Exchange Traded Funds Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Credit Risk, Interest Rate Risk, Futures Risk and Market Risk arise both directly and indirectly to the Portfolio:

Credit Risk — The Portfolio (directly and indirectly through underlying funds) may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability of the underlying fund’s adviser to evaluate local companies or impact the fund’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies.

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Fund of Funds Risk — The Portfolio’s principal investment strategy involves investing in ETFs. Investors may be able to invest directly in the ETFs and may not need to invest through the Portfolio. The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Hedging Risk — Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge. In addition, the managed risk strategy may not effectively protect the Portfolio from market declines and may limit the Portfolio’s participation in market gains. The use of the managed risk strategy could cause the Portfolio to underperform as compared to the underlying funds and other mutual funds with similar investment objectives.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio (directly and indirectly through underlying funds) may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments also could cause more fluctuation in the net asset value of the Portfolio and underlying funds or make it more difficult for the Portfolio or underlying funds to accurately value their securities. These developments or others could also cause the Portfolio and the underlying funds to face increased shareholder redemptions, which could force them to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio and the underlying funds, as well as the value of your investment.

LIBOR Risk — Instruments in which the underlying funds invest may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate ("SOFR") as the replacement rate. The nature of the impact of the transition from LIBOR on the underlying funds, issuers of instruments in which the underlying funds invest, and financial markets generally is unknown.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

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Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Performance

The Portfolio has not commenced operations as of April 29, 2022, and, therefore, does not have performance history for a full calendar year. Once the Portfolio has completed a full calendar year of operations, a bar chart and table will be included in future prospectuses that will provide some indication of the risks of investing in the Portfolio by showing the variability of the Portfolio’s returns and comparing the Portfolio’s performance to a broad-based securities index.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since the Portfolio's inception. Philip Green, a Managing Director of BlackRock, and Michael Pensky, CFA, a Director of BlackRock, have been portfolio managers of the Portfolio since the Portfolio’s inception.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts, and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

10

ON iShares Managed Risk Growth Portfolio

Investment Objective

Seeks income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.58%
Distribution and/or Service (12b-1) Fees	None
Other expenses*	0.04%
Acquired Fund Fees and Expenses**	0.12%
Total Annual Fund Operating Expenses	0.74%

*	Estimated for the current fiscal year.

**	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, and are estimated for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$76	$237

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. The Portfolio does not have a portfolio turnover rate as of the date of this prospectus as it has not yet commenced operations. In the future, the Portfolio’s turnover rate will be provided here.

Principal Investment Strategies

The Portfolio operates pursuant to a fund-of-funds structure. The Portfolio’s sub-adviser, BlackRock Investment Management, LLC (“BlackRock”) allocates the Portfolio’s assets across a broad range of asset classes primarily through investments in underlying exchange traded funds (the “underlying funds”). Exchange traded funds are commonly referred to as “ETFs.” As of the date of this prospectus, the only underlying funds in which the Portfolio intends to invest are iShares ETFs, which are advised by an affiliate of BlackRock.

The Portfolio may also invest in certain derivative instruments, including equity futures, fixed income futures and currency futures, and may hold cash and cash equivalents.

To achieve the income aspect of the Portfolio’s investment objective, BlackRock expects to allocate approximately 15% of the Portfolio’s assets to fixed income investments. To achieve the capital appreciation aspect of the Portfolio’s investment objective, BlackRock expects to allocate approximately 85% of the Portfolio’s assets to equity investments. BlackRock may

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actively adjust this asset allocation mix in response to prevailing market conditions and in periods of heightened volatility, as described below.

The equity underlying funds in which the Portfolio invests may include ETFs that invest in, among other things, domestic and international equities (including emerging market equities). The fixed income underlying funds in which the Portfolio invests may include ETFs that invest in, among other things, domestic and non-U.S. bonds, U.S. government securities, U.S. treasury securities, mortgage-backed securities, and cash or money market instruments. Within its allocation to fixed income investments, the Portfolio may invest up to 15% of total assets in fixed income instruments with an average credit quality below investment grade (commonly called “junk bonds”), including fixed income underlying funds with an average portfolio credit quality below investment grade.

BlackRock will rely on a blend of both fundamental research and quantitative insights to determine potential opportunities and tactical reallocations that tilt the Portfolio away from the strategic allocation. During periods when BlackRock determines to make an allocation in the Portfolio that is less than the long-term strategic portfolio allocations as described above, BlackRock may hold cash and cash equivalents. While the Portfolio may invest substantially all of its assets in underlying funds, equity and fixed income futures, and other derivatives, BlackRock expects to always maintain at least a minimum investment in cash to serve as collateral for the derivative investments it holds.

During periods of high volatility, BlackRock will apply a systematic framework by adjusting the Portfolio’s exposures to attempt to reduce the likelihood of exceeding the maximum expected portfolio volatility. The ON iShares Managed Risk Growth Portfolio has a volatility cap of 16%. During periods of increasing expected volatility, the Portfolio may seek to reduce its market exposure by selling shares of underlying funds and/or reducing exposure through equity and/or fixed income futures and other derivatives. During periods of lower expected volatility, the Portfolio may increase its market exposure by purchasing ETFs and/or increasing exposure through equity and/or fixed income futures and other derivatives.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. By investing in the Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. The risks described below are principal risks of the Portfolio. With the exception of Market Risk, Fund of Funds Risk and Exchange Traded Funds Risk, the risks disclosed below arise indirectly to the Portfolio solely through its investment in underlying funds. Credit Risk, Interest Rate Risk, Futures Risk and Market Risk arise both directly and indirectly to the Portfolio:

Credit Risk — The Portfolio (directly and indirectly through underlying funds) may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability of the underlying fund’s adviser to evaluate local companies or impact the fund’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Exchange-Traded Funds Risk — ETF shares may trade at a discount or premium to their NAV. Because the value of ETF shares depends on the demand in the market, the sub-adviser may not be able to liquidate the Portfolio's holdings at the most optimal time, adversely affecting performance. ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices. Each ETF is subject to specific risks, depending on the nature of the fund.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies.

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Fund of Funds Risk — The Portfolio’s principal investment strategy involves investing in ETFs. Investors may be able to invest directly in the ETFs and may not need to invest through the Portfolio. The cost of investing in the Portfolio will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Investors of the Portfolio will indirectly bear fees and expenses charged by the ETFs in which the Portfolio invests in addition to the Portfolio’s direct fees and expenses. The Portfolio will incur brokerage costs when it purchases shares of investment companies.

Futures Risk — The Portfolio’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include: (i) leverage risk; (ii) risk of mispricing or improper valuation; and (iii) risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Portfolio. This risk could cause the Portfolio to lose more than the principal amount invested. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Hedging Risk — Futures contracts may not provide an effective hedge of the underlying securities or indexes because changes in the prices of futures contracts may not track those of the securities or indexes that they are intended to hedge. In addition, the managed risk strategy may not effectively protect the Portfolio from market declines and may limit the Portfolio’s participation in market gains. The use of the managed risk strategy could cause the Portfolio to underperform as compared to the underlying funds and other mutual funds with similar investment objectives.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio (directly and indirectly through underlying funds) may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain investments. These developments also could cause more fluctuation in the net asset value of the Portfolio and underlying funds or make it more difficult for the Portfolio or underlying funds to accurately value their securities. These developments or others could also cause the Portfolio and the underlying funds to face increased shareholder redemptions, which could force them to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio and the underlying funds, as well as the value of your investment.

LIBOR Risk — Instruments in which the underlying funds invest may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate ("SOFR") as the replacement rate. The nature of the impact of the transition from LIBOR on the underlying funds, issuers of instruments in which the underlying funds invest, and financial markets generally is unknown.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

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Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of securities. Investments in mortgage-backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Performance

The Portfolio has not commenced operations as of April 29, 2022, and, therefore, does not have performance history for a full calendar year. Once the Portfolio has completed a full calendar year of operations, a bar chart and table will be included in future prospectuses that will provide some indication of the risks of investing in the Portfolio by showing the variability of the Portfolio’s returns and comparing the Portfolio’s performance to a broad-based securities index.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. BlackRock serves as the investment sub-adviser for the Portfolio. BlackRock has been a sub-adviser for the Portfolio since the Portfolio's inception. Philip Green, a Managing Director of BlackRock, and Michael Pensky, CFA, a Director of BlackRock, have been portfolio managers of the Portfolio since the Portfolio’s inception.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts, and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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ON Janus Henderson U.S. Low Volatility Portfolio

Investment Objective

Seeks capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.59%
Distribution and/or Service (12b-1) Fees	None
Other expenses*	0.03%
Total Annual Fund Operating Expenses	0.62%

*	Annualized

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period, the Portfolio’s portfolio turnover rate was 32% of the average value of its portfolio. Because the portfolio commenced operations during the most recent fiscal year, the turnover rate shown is from June 25, 2021, the date the Portfolio commenced operations, through the end of the most recent fiscal year.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes, if any) in U.S. common stocks of companies included in the S&P 500® Index, utilizing Intech Investment Management LLC’s (“Intech”) mathematical investment process. The Portfolio only invests in common stocks of companies that compose the S&P 500® Index. A small allocation to cash is maintained for liquidity purposes only. The S&P 500® Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the United States. Over time, and under normal market conditions, the Portfolio seeks to achieve returns similar to the S&P 500® Index (the Portfolio’s benchmark index) over the long-term, with lower absolute volatility than the S&P 500® Index. In this context, absolute volatility refers to the variation in the returns of the Portfolio and the benchmark index. The Portfolio is a diversified fund.

Due to the defensive nature of the Portfolio and given the objective of minimizing the Portfolio’s absolute risk, the Portfolio tends to overweight some sectors which are considered to be defensive. As a result, the Portfolio will tend to underperform in a market environment in which defensive sectors underperform.

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The Portfolio pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the S&P 500® Index. The goal of this process is to combine stocks that individually have higher relative volatility and lower correlations with each other in an effort to reduce the Portfolio’s absolute volatility, while still generating returns similar to the S&P 500® Index over a full market cycle. Although the Portfolio may underperform its benchmark index in sustained up markets, this strategy seeks to minimize losses in down markets.

In applying this strategy, Intech establishes target proportions of its holdings from stocks within the S&P 500® Index using an optimization process designed to determine the most effective weightings of each stock in the Portfolio. The optimization uses proprietary estimates of volatility and correlation. Within certain risk controls, the optimization’s objective is to minimize the absolute risk of the Portfolio while generating returns similar to the S&P 500® Index over the long-term. Once Intech determines such proportions and the Portfolio’s investments are selected, the Portfolio is periodically rebalanced to the set target proportions and re-optimized. The optimization and rebalancing follow a regular schedule reflecting the right balance between capturing a trading profit through rebalancing and controlling trading costs. The rebalancing techniques used by Intech may result in a higher relative portfolio turnover rate compared to a “buy and hold” strategy.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Investment Process Risk — The proprietary mathematical investment process used by Intech may not achieve the desired results. In Intech’s history, which spans more than 30 years, Intech’s mathematical investment process has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, Intech expects that there will be periods of underperformance relative to the benchmark index. In particular, Intech’s low volatility strategy may underperform the S&P 500®Index during certain periods of up markets and may not achieve the desired level of protection in down markets. On an occasional basis, Intech makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the Portfolio, might not provide the intended results, and may adversely impact the Portfolio’s performance.

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Sector Risk — Although the Portfolio will not concentrate its investments in specific industries or groups of industries, at times, it may have a significant portion of its assets invested in securities within the same economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than other portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, it is less able to spread risk and potentially reduce the risk of loss and volatility. In addition, the Portfolio may be overweight or underweight in certain sectors relative to its benchmark index, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.

Performance

The Portfolio commenced operations on June 25, 2021, and, therefore, does not have performance history for a full calendar year. Once the Portfolio has completed a full calendar year of operations, a bar chart and table will be included in future prospectuses that will provide some indication of the risks of investing in the Portfolio by showing the variability of the Portfolio’s returns and comparing the Portfolio’s performance to a broad-based securities index.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Janus Henderson Investors US LLC (“Janus”), formerly Janus Capital Management LLC, serves as the investment sub-adviser for the Portfolio. Intech, a former subsidiary of Janus, serves as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement between Janus and Intech. Janus has been a sub-adviser for the Portfolio and Intech has been a sub-subadviser for the Portfolio since June 2021.

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Adrian Banner, Ph.D., Chief Executive Officer and Chief Investment Officer of Intech, and Vassilios Papathanakos, Ph.D., Deputy Chief Investment Officer of Intech, have been portfolio managers of the Portfolio since June 2021.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts, and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

17

ON Federated Core Plus Bond Portfolio

Investment Objective

Seeks to provide total return.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.51%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Acquired Fund Fees and Expenses*	0.01%
Total Annual Fund Operating Expenses	0.58%

*	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed-income investments. The Portfolio is managed by Federated Investment Management Company (“Federated Investment”) under a subadvisory agreement with the Adviser.

The Portfolio pursues its investment objective by investing primarily in U.S. dollar denominated, investment-grade, fixed income securities. In addition, the Portfolio may invest in other fixed income investments including high-yield, non-U.S. dollar denominated fixed income securities and foreign currencies when Federated Investment considers the risk-return prospects of those sectors to be attractive. Federated Investment expects that, normally, no more than 15% of the Portfolio’s total assets will be invested in securities that are rated below investment grade. However, the Portfolio may opportunistically invest up to 25% of its total assets in noninvestment-grade debt securities (otherwise known as “junk bonds”). The maximum amount that the Portfolio may invest in non-U.S. dollar denominated fixed-income securities and foreign currencies is 20% of the Portfolio’s total assets. Investment-grade, fixed income securities are rated in one of the four highest categories (BBB- or higher) by a nationally recognized statistical rating organization (“NRSRO”). Noninvestment-grade, fixed-income securities are rated in one of the six lowest categories (BB or lower) by a NRSRO, or in either case if unrated, of comparable quality as determined by Federated Investment. Federated Investment seeks to enhance the Portfolio’s performance by

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allocating relatively more of its portfolio to the sectors that Federated Investment expects to offer the best balance between total return and risk and thus offer the greatest potential for return.

The Portfolio may invest in non-currency derivative contracts (such as, for example, futures contracts and option contracts) to implement its investment strategies. The Portfolio may also use derivative contracts to increase or decrease the Portfolio’s exposure to the investments underlying the derivative contracts in an attempt to benefit from changes in the value of the underlying investments. There can be no assurance that the Portfolio’s uses of derivatives contracts will work as intended. Derivative investments made by the Portfolio are included within the Portfolio’s 80% policy and are calculated at market value. Federated Investment may lengthen or shorten duration from time to time based on its interest rate outlook, but the Portfolio has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Certain of the government securities in which the Portfolio invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Portfolio may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Portfolio may invest in certain government securities that are issued by entities whose activities are sponsored by the federal government but that have no explicit financial support.

Federated Investment actively manages the Portfolio seeking total returns over longer time periods in excess of the ICE BofAML U.S. Broad Market Index. The ICE BofAML U.S. Broad Market Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, quasi-government, corporate, securitized and collateralized securities.

Federated Investment utilizes a five-part decision making process, focusing on: (1) duration; (2) yield curve; (3) sector allocation; (4) security selection; and (5) currency management. This five-part investment process is designed to capitalize on the depth of experience and focus of each of Federated Investment’s fixed-income sector teams – government, corporate, mortgage-backed, asset-backed, high-yield and international. There can be no assurance that Federated Investment will be successful in achieving investment returns in excess of the ICE BofAML U.S. Broad Market Index.

When selecting investments for the Portfolio, the Portfolio can invest in securities directly or in other investment companies, including, for example, funds advised by Federated Investment or its affiliates (which are not available for general investment by the public), as an efficient means of implementing its investment strategies.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies.

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Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Government Securities Risk — Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. government. Some obligations are backed only by the credit of the issuing agency or instrumentality, and, in some cases, there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security the Portfolio holds does not apply to the market value of the security or to shares of the Portfolio. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. The risks associated with an investment in Credit Risk Transfer securities (“CRTs”) differ from the risks associated with an investment in mortgage-backed securities issued by Government Sponsored Enterprises (“GSEs”) because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment.

LIBOR Risk — Instruments in which the Portfolio invests may pay interest based on the London Interbank Offered Rate (“LIBOR”). The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out on December 31, 2021. It is anticipated that the Federal Reserve will designate the Secured Overnight Financing Rate (“SOFR”) as the replacement rate. The nature of the impact of the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally is unknown.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Liquidity Risk — The fixed-income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Portfolio could incur losses. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

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Mortgage Backed Securities Risk — A rise in interest rates may cause the value of mortgage backed securities (“MBS”) held by the Portfolio to decline. Certain MBS issued by government sponsored enterprises (“GSEs”) are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Portfolio’s investments in collateralized mortgage obligations (“CMOs”) may entail greater market, prepayment and liquidity risks than other MBS.

Underlying Fund Risk — The risk that the Portfolio’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of the Portfolio to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Portfolio bears underlying fund fees and expenses indirectly.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for the last year and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

Since inception, the Portfolio’s highest return for a quarter was 1.77%. That was for the quarter ended on June 30, 2021. The lowest return for a quarter was -2.87%. That was for the quarter ended on March 31, 2021. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2021	1 Year	Since 5/4/20
ON Federated Core Plus Bond Portfolio	-1.27%	2.01%
ICE BofA US Broad Market Index	-1.58%	0.58%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Federated Investment serves as the investment sub-adviser for the Portfolio. Federated Investment has been a sub-adviser for the Portfolio since May 1, 2020. Donald T. Ellenberger, a Senior Vice President, Senior Portfolio Manager and Head of the Multi-Sector Strategies Group of Federated Investment, Chengjun (Chris) Wu, CFA, a Vice President, Portfolio Manager and Senior Investment Analyst of Federated Investment and Jerome Conner, CFA, a Vice President, Portfolio Manager and Senior Investment Analyst of Federated Investment, have been portfolio managers of the Portfolio since May 2020.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts, and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock

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Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ADDITIONAL INFORMATION ABOUT THE FUND

Information about the Fund and its portfolios in addition to that included in the summary sections follows.

INVESTMENT OBJECTIVES

The investment objective of each Portfolio may be changed by the Board of Directors in the future without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change in a Portfolio’s investment objective.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The kinds of investments described on the following pages can be made by each Portfolio, except as otherwise indicated. These risk considerations and others are further explained in the Statement of Additional Information. Unless otherwise noted, the following disclosures apply to all Portfolios.

Temporary Defensive Measures

Each Portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the Portfolio’s policies. When investing for defensive purposes, a Portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the Portfolio were invested in accordance with its investment objectives and policies. Frequent portfolio turnover may result in lower investment returns based on increased brokerage expenses.

Portfolio Managers’ Determination to Sell a Security

The portfolio managers consider a variety of factors in determining whether to sell a security or shares of an underlying fund, including changes in market conditions, changes in prospects for the security or underlying fund, alternative investment possibilities and other factors they believe to be relevant.

High Portfolio Turnover

High portfolio turnover is generally defined as more than 100% turnover of a portfolio’s securities in a given year. Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a Portfolio with a high turnover rate will sell some securities before their market values reach full potential. Conversely, high portfolio turnover may frequently occur following a change of portfolio managers or a change in the portfolio’s investment strategy. In such cases, the high portfolio rate may only be temporary. Certain Portfolios may be managed in such a manner that high portfolio turnover rates will be expected every year.

Primary Investments

The following investment policy is non-fundamental and can be changed by the Board of Directors without shareholder approval. However, shareholders will be provided at least 60 days prior notice of any change in the policy.

The following Portfolio, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in the type of securities reflected in the name of the Portfolio and/or as described in the Portfolio’s Principal Investment Strategies: ON Federated Core Plus Bond Portfolio (fixed-income investments).

Market Risk

A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case

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of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. A pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of infectious illness outbreaks cannot be determined with certainty.

Principal and Non-Principal Investment Strategies and Related Risks

Investments and Related Risks	ON iShares Managed Risk Balanced Portfolio	ON iShares Managed Risk Moderate Growth Portfolio	ON iShares Managed Risk Growth Portfolio	ON Janus Henderson U.S. Low Volatility Portfolio	ON Federated Core Plus Bond Portfolio
Liquidity Risk	Principal	Principal	Principal	Principal	Principal
Foreign Investments	Principal	Principal	Principal	Non-Principal	Principal
Use of Derivatives	Principal	Principal	Principal	Non-Principal	Principal
Futures	Principal	Principal	Principal	Non-Principal	Principal
Debt Securities	Principal	Principal	Principal	Non-Principal	Principal
Lower-Rated Debt Securities	Principal	Principal	Principal	Non-Principal	Principal
Mortgage-Backed Securities	Principal	Principal	Principal	Non-Principal	Principal
Government Securities	Principal	Principal	Principal	Non-Principal	Principal
Exchange Traded Funds	Principal	Principal	Principal	Non-Principal	Non-Principal
Fund of Funds	Principal	Principal	Principal	Non-Principal	Non-Principal
Large Capitalization Companies	Non-Principal	Non-Principal	Non-Principal	Principal	Non-Principal
Options	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Asset-Backed Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Investing in Securities of Other Investment Companies	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Treasury Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Inflation-Protected Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Principal
Loans	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Foreign Currency Forwards	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Swaps	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Smaller Capitalization Companies	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Restricted Securities	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Growth and Value Oriented Companies	Non-Principal	Non-Principal	Non-Principal	Non-Principal	Non-Principal

Foreign Investments (Principal Strategy for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio, ON iShares Managed Risk Growth Portfolio and ON Federated Core Plus Bond Portfolio)

Foreign securities are securities of issuers based outside the United States. These include issuers:

• that are organized under the laws of, or have a principal office in, another country; or

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• that have the principal trading market for their securities in another country; or

• that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

• changes in currency rates;

• currency exchange control regulations;

• seizure or nationalization of companies or their assets;

• political or economic instability;

• unforeseen taxes, duties or tariffs;

• difficulty in obtaining or interpreting financial information under foreign accounting standards;

• trading in markets that are less efficient than in the U.S.;

• lack of information regarding securities issuers;

• imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);

• reversion to closed markets or controlled economies;

• national economies based on a few industries or dependent on revenue from certain commodities;

• local economies and/or markets vulnerable to global conditions;

• volatile inflation rates and debt burdens; and

• less regulatory protection.

These factors may prevent a Portfolio or the Adviser from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines.

Generally, economic structures in emerging or developing countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, a Portfolio or underlying fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect a Portfolio’s or underlying fund’s value or prevent a Portfolio or underlying fund from being able to meet cash obligations or take advantage of other investment opportunities.

These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union (EU), including certain countries within the EU that have adopted the euro (i.e., the Eurozone), could negatively affect the value of a Portfolio’s shares. A departure from the EU or another trading union or bloc may have significant political and financial consequences for European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. The imposition of sanctions and compliance with those sanctions may impair the ability of a Portfolio to buy, sell, hold or deliver securities or other assets of the sanctioned company, including those listed on U.S. or other exchanges.

In selecting foreign investments, the Adviser and sub-advisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which a Portfolio may invest.

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Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a Portfolio’s shareholders cannot redeem shares.

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of a Portfolio to make intended securities purchases or sales due to settlement problems could cause the Portfolio to miss attractive investment opportunities or to incur losses.

Use of Derivatives (Principal Strategy for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio, ON iShares Managed Risk Growth Portfolio and ON Federated Core Plus Bond Portfolio)

The Portfolios listed above may each invest in derivatives, to the extent described in the respective Portfolio’s Principal Investment Strategy section above.

Futures (Principal Strategy for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio, ON iShares Managed Risk Growth Portfolio and ON Federated Core Plus Bond Portfolio)

Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contracts creates a firm obligation by a portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a portfolio, to protect against possible changes in interest rates, or to generate income or gain for a portfolio. To cover a futures contract, a Portfolio will segregate with its custodian cash or high quality liquid assets equal to the purchase price of the contract, marked to market daily.

The use of futures transactions entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.

Debt Securities (Principal Strategy for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio, ON iShares Managed Risk Growth Portfolio and ON Federated Core Plus Bond Portfolio)

Debt securities, a type of fixed-income security, include government bonds, corporate bonds, CDs, municipal bonds, preferred stock, collateralized securities (such as CDOs, CMOs, GNMAs) and zero-coupon securities. The interest rate on a debt security is largely determined by the perceived repayment ability of the borrower; higher risks of payment default almost always lead to higher interest rates to borrow capital.

The risks of investing in debt securities include interest rate risk, credit risk and liquidity risk. With interest rate risk, prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A Portfolio investing in debt securities is subject to credit risk since it may lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security. A Portfolio investing in debt securities is also exposed to liquidity risk, which occurs if it may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Instruments in which a Portfolio or underlying funds invests may pay interest based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. The phase out of the three-, six- and twelve-month U.S. dollar LIBOR settings has been delayed until mid-2023, but all other LIBOR settings, including the one-week and two-month U.S. dollar LIBOR settings were phased out on December 31, 2021. Various financial industry groups have been planning for the transition away from LIBOR, but there are challenges to

25

converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). As a result, the nature of the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally is unknown. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly issued instruments that use a reference rate other than LIBOR still may be developing.

Lower-Rated Debt Securities (Principal Strategy for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio, ON iShares Managed Risk Growth Portfolio and ON Federated Core Plus Bond Portfolio)

Lower-rated debt securities, sometimes referred to as “junk bonds” are debt securities rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s. As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information.

When bonds have lower ratings it is more likely that adverse changes in the issuer’s financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer’s ability to pay the bond’s interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond’s values more volatile and it could limit the Portfolio’s ability to sell its securities at prices approximating the values that Portfolio had placed on such securities. If there is no liquid trading market for its securities, a Portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody’s, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security’s market value or liquidity.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Portfolio’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Portfolio’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of Portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio’s net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or sub-adviser will monitor the investment to determine if continuing to hold the security will meet the Portfolio’s investment objective.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a “leveraged buy-out” transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or adverse changes in the issuer’s financial condition it may be harder for a Portfolio to sell lower-rated securities or the Portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a Portfolio’s net asset value. In order to enforce its rights in the event of a default, a Portfolio may have to take possession of and manage assets securing the issuer’s obligations on such securities. This might increase the Portfolio’s operating expenses and adversely affect the Portfolio’s net asset value. A Portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for lower-rated securities. This may make it more difficult for a Portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.

A Portfolio may hold securities that give the issuer the option to “call,” or redeem, its securities. If an issuer redeems securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

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S&P Lower Bond Ratings

Debt rated “BB,” “B,” “CC,” and “C,” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB

Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B

Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.

CCC

Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C

The rating “C” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.
D

Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from “BB” to “CCC” may be modified by adding a plus (3) or minus (3) to show relative standing within the major rating categories.

Mortgage-Backed Securities (Principal Strategy for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio, ON iShares Managed Risk Growth Portfolio and ON Federated Core Plus Bond Portfolio)

Mortgage-backed and other asset-backed securities (residential and commercial), including collateralized mortgage obligations and non-government mortgage-backed securities, represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities may be subject to liquidity risk as well as the risk of illiquidity and default on the underlying asset or mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Portfolio having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

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Government Securities (Principal Strategy for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio, ON iShares Managed Risk Growth Portfolio and ON Federated Core Plus Bond Portfolio)

Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.

Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) in support of such obligations.

Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.

Mortgage-backed securities guaranteed by a federal agency or instrumentality are treated as government securities. Although such a guarantee protects against credit risk, it does not eliminate it entirely or reduce other risks.

Exchange Traded Funds (Principal Strategy for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio)

Each Portfolio may invest in various ETFs. An ETF is a pooled investment vehicle with shares that trade intraday on stock exchanges at a market-determined price. Unlike a traditional mutual fund, investors cannot purchase or redeem shares directly from the ETF. Rather, investors may only buy and sell ETF shares on an exchange, much as they can buy or sell any listed equity security. The price of an ETF share on a stock exchange is influenced by the forces of supply and demand. While imbalances in supply and demand can cause the price of an ETF share to deviate from its NAV (that is, trade at a discount or premium to its NAV), substantial deviations tend to be short-lived for many ETFs.

Index-based ETFs are designed to track the performance of specified market indexes. In some cases, an ETF may track a multiple of its index, an inverse of its index, or even a multiple inverse of its index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard & Poor’s Depositary Receipts are ETFs that track the S&P 500® Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country. ETFs also may hold a portfolio of debt securities. Because an index-based ETF may purchase, retain and sell securities at times when an actively managed fund would not do so, the Portfolio can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities. Certain funds may invest in actively managed ETFs. Actively managed ETFs do not seek to track the return of a particular market index. Instead, an actively managed ETF’s investment adviser, like that of an actively managed mutual fund, creates a unique mix of investments to meet a particular investment objective and policy.

The returns of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. A Portfolio will incur brokerage costs when it purchases ETFs.

Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Portfolios may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

Unless permitted by the 1940 Act or the rules thereunder, the Portfolios’ investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Portfolio to limit its investments in any one ETF to 5% of the Portfolio’s total assets and 3% of the outstanding voting securities of the ETF. Moreover, a Portfolio’s investments in all ETFs may not currently exceed 10% of the Portfolio’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations. New SEC Rule 12d1-4 under the 1940 Act is designed to streamline and enhance the regulatory framework for funds of funds arrangements by permitting acquiring funds to invest in the securities of other registered investment companies beyond certain statutory limits, subject to certain

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conditions. In connection with Rule 12d1-4, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, effective January 19, 2022.

Fund of Funds (Principal Strategy for ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio)

• Because the Portfolios invest directly in the underlying funds, all risks associated with the underlying funds apply to the Portfolios. To the extent a Portfolio invests significantly in a particular underlying fund, the Portfolio will have significant exposure to the risks of that underlying fund.

• Because the Portfolios invest their assets in various underlying funds, the Portfolios’ ability to meet their investment objectives will depend on the ability of the underlying funds to meet their own investment objectives.

• The underlying funds will not necessarily make consistent investment decisions. One underlying fund may buy the same security that another underlying fund is selling. The Portfolio would indirectly bear the costs of both trades.

• Because the Portfolios invest in underlying funds, you will bear your proportionate share of expenses of the applicable Portfolio and indirectly your proportionate share of expenses of the underlying funds. Consequently, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the underlying funds.

• The ability of the Portfolios to achieve their investment objectives depends on the Adviser’s skill in selecting the asset classes and the mix of underlying funds. There is the risk that the Adviser’s evaluations and assumptions regarding the asset classes and underlying funds may be incorrect in view of actual market conditions.

• The Portfolios are classified as non-diversified under the 1940 Act, which means each Portfolio may invest a greater percentage of its assets in a particular issuer than a diversified fund. Therefore, changes in the prices of single investment or a small number of investments can greatly affect the net asset value of the Portfolio, either up or down.

• The Adviser may be subject to potential conflicts of interest in the selection of underlying funds and allocation of the Portfolios’ investments among the underlying funds because the Adviser serves as investment adviser to certain of the underlying funds, and because the fees paid to the Adviser (or its affiliates) by certain of the underlying funds (or their affiliates) may be higher than fees paid by other of the underlying funds. Other funds with similar investment objectives may perform better or worse than the underlying funds.

• From time to time, large purchases or redemptions from the underlying funds could affect the performance of the underlying funds and, therefore, the performance of the Portfolios.

Large Capitalization Companies (Principal Strategy for ON Janus Henderson U.S. Low Volatility Portfolio only)

Stocks of publicly traded companies are often classified according to market capitalization such as “large capitalization”. Large capitalization companies typically may include companies of sizes similar to those found in the S&P 500® Index. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. Large capitalization companies are often in their mature stage.

Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although large capitalization companies are less sensitive to changing economic conditions and tend to be more established, such companies may fall out of favor with investors.

Options (Principal Strategy for ON Federated Core Plus Bond Portfolio only)

An option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price.

A Portfolio also may purchase call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of

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the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Rather than delivering or buying securities upon exercise of an option, a Portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. For an option a Portfolio has purchased, the Portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option.

Asset-Backed Securities (Principal Strategy for ON Federated Core Plus Bond Portfolio only)

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks. Like collateralized mortgage obligations, asset-backed securities may be structured as floaters, inverse floaters, interest-only and principal-only.

Investing in Securities of Other Investment Companies (Principal Strategy for ON Federated Core Plus Bond Portfolio only)

A Portfolio may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. A Portfolio may also invest in loan instruments, including trade finance loan instruments, and emerging market debt securities by investing in another investment company (which is not available for general investment by the public) that owns those securities. A Portfolio’s investment in trade finance loan instruments through another investment company may expose the Portfolio to risks of loss after redemption. A Portfolio may also invest in such securities directly. These other investment companies are managed independently of the Portfolio and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.

Additionally, a Portfolio may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares

Treasury Securities (Principal Strategy for ON Federated Core Plus Bond Portfolio only)

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.

Inflation-Protected Securities (Principal Strategy for ON Federated Core Plus Bond Portfolio only)

Inflation-protected securities are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls (“deflation”), the principal value or interest rate of the securities will be adjusted downward and consequently the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as TIPS, are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum coupon of 0%, and the principal value does not change.

Loans

Investments in loans may include various commercial loans, including bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Generally, loans are subject to credit risk, including lower-rated debt (“junk bond”) risk, liquidity risk and interest rate risk as well as specific risks described below. In addition, loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans

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and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans in which a Portfolio invests, a Portfolio relies on the Adviser’s or sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect a Portfolio. Loan instruments also may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to a Portfolio and, if a Portfolio’s exposure to such investments is substantial, could impair a Portfolio’s ability to meet shareholder redemptions in a timely manner. In the event any loan instruments take longer than seven days to settle, it is anticipated that such redemptions would be covered with other liquid assets in a Portfolio, with such redemptions typically to be covered by cash holdings. Liquid high yield bonds may also be utilized if necessary. Additionally, loan instruments may not be considered securities and therefore may not be afforded the protections of the securities laws.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. A delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Portfolio's only recourse will typically be against the property securing the DIP loan.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Foreign Currency Forwards

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Each Portfolio may engage in such transactions to implement their investment strategies. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a Portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract’s delivery date arrives, the Portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

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It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the Portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver. Conversely, the Portfolio may have to sell some currency on the spot market when its hedged security is sold if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

Swaps

A Portfolio may enter into swap agreements. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Smaller Capitalization Companies

Small and medium capitalization companies are collectively referred to herein as “smaller capitalization” companies. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” or “medium” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller capitalization companies are often selected for investment in a Portfolio because the Adviser or sub-adviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a Portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.

Convertible Securities

Convertible securities can be exchanged for or converted into common stock, the cash value of common stock or some other equity security. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock (DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

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As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer’s common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called “investment value.” The convertible security then may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.

Restricted Securities

Restricted securities are subject to restrictions on resale under federal securities law. Under the Liquidity Risk Management Program approved by the Fund’s Directors, the restricted nature of a security is one of many factors considered by the Adviser when assessing the overall liquidity of the security.

Growth and Value Oriented Companies

By investing in a mix of growth and value companies, a Portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.

Value investing seeks stocks that are priced below their intrinsic or prospective worth. Value investing uses fundamental analysis and research to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company’s current or potential worth. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

Foreign Government Securities

Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

ADDITIONAL INFORMATION REGARDING SECURITY SELECTION

As part of analysis inherent in its security selection process for the ON Federated Core Plus Bond Portfolio, Federated Investment also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers in the universe of securities in which the Fund may invest. This qualitative analysis does not automatically result in including or excluding specific sectors or issuers but is used by Federated Investment to improve portfolio risk/return characteristics.

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PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”). The Adviser uses ONLIC’s investment personnel and administrative systems. That is to say, the personnel of the Adviser are employees of ONLIC who provide investment services to the Adviser. The Adviser has no employees of its own. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLIC.

ONLIC provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLIC, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

The ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio operate as a “fund of funds.” In this structure, each Portfolio invests in other mutual funds, which, in turn, invest directly in portfolio securities. The expenses associated with investing in a fund of funds are generally higher than those for funds that do not invest primarily in other mutual funds because shareholders indirectly pay for a portion of the fees and expenses charged at the underlying fund level.

A discussion regarding the basis for the Board of Directors approving the advisory and sub-advisory agreements for ON iShares Managed Risk Portfolio, ON iShares Managed Risk Moderate Growth Portfolio, ON iShares Managed Risk Growth Portfolio and ON Janus Henderson U.S. Low Volatility Portfolio is available in the Fund’s Semi-Annual Report for the period ended June 30, 2021. A discussion regarding the basis for the Board of Directors approving the renewal of the advisory and sub-advisory agreements for ON Federated Core Plus Bond Portfolio is available in the Fund’s Annual Report for the year ended December 31, 2021.

Investment Advisory Fees

As compensation for its services to the Portfolios, the Adviser receives monthly fees from the Portfolios at annual rates on the basis of each Portfolio’s average daily net assets during the month for which the fees are paid.

For its services to the Portfolios, the Adviser is entitled to a fee at the following annualized rates of the average daily net assets:

ON iShares Managed Risk Balanced Portfolio	0.58%
ON iShares Managed Risk Moderate Growth Portfolio	0.58%
ON iShares Managed Risk Growth Portfolio	0.58%
ON Janus Henderson U.S. Low Volatility Portfolio	0.59%
ON Federated Core Plus Bond Portfolio	0.51%

Management of Portfolios

The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the Portfolios’ shares.

Gary Rodmaker is President of the Adviser and is Chair of the Asset Allocation Committee. He has been Vice President, Fixed Income Securities for ONLIC since 2014. Prior to joining ONLIC, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a bachelor of science in business administration from Xavier University.

The Adviser uses other investment adviser firms as sub-advisers to direct the investments of the Portfolios.

BlackRock Investment Management, LLC (“BlackRock”) has managed the ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio since May 1, 2020.

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BlackRock is located at 1 University Square, Princeton, New Jersey 08540. BlackRock Investment Management, LLC is an indirect, wholly-owned subsidiary and affiliate of BlackRock, Inc. BlackRock, Inc. and its affiliates had approximately $10.01 trillion of assets under management as of December 31, 2021.

The portfolio managers of the ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio are Philip Green and Michael Pensky, CFA.

Philip Green has been a Portfolio Manager of the ON iShares Managed Risk Balanced Portfolio since June 2021, and ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio since their inception. Mr. Green is a Managing Director and head of the Global Tactical Asset Allocation team within BlackRock’s Multi-Asset Strategies group. Mr. Green's service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006. Prior to joining MLIM, Mr. Green was a portfolio manager at Bankers Trust Company. He is the author of many articles on investing, some of which have been published in the Financial Analysts Journal, Journal of Foreign Exchange & Money Markets, and the Journal of Investing. Mr. Green earned a Master of Business Administration degree from the Stern School of Business of New York University and a Bachelor of Science degree in economics from the Wharton School of the University of Pennsylvania.

Michael Pensky, CFA, has been a Portfolio Manager of the ON iShares Managed Risk Balanced Portfolio since June 2021, and ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio since their inception. Mr. Pensky is a Managing Director and a portfolio manager in the Global Tactical Asset Allocation team within BlackRock’s Multi-Asset Strategies group. Mr. Pensky's service with the firm dates back to 2011. Prior to joining BlackRock, Mr. Pensky held a trading desk strategist position in Morgan Stanley's Securitized Products Group and had worked as a senior analyst in Foreign Exchange Sales & Trading at SunTrust Robinson Humphrey. Mr. Pensky earned a Bachelor of Science degree in both mathematics and finance from the University of Florida and a Masters of Financial Engineering degree from the University of California, Berkeley. He is a CFA charterholder.

Janus Henderson Investors US LLC (“Janus”) has managed the ON Janus Henderson U.S. Low Volatility Portfolio since May 1, 2020. Intech Investment Management LLC (“Intech”) has served as the sub-subadviser to the Portfolio since May 1, 2020. Intech is a former subsidiary of Janus. Janus is located at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a publicly-traded independent asset management firm, which was formed in May 2017 from the merger of Janus’ then-parent company, Janus Capital Group Inc., with Henderson Group plc. JHG had approximately $432 billion in assets under management as of December 31, 2021. Intech is located at 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401. Intech is a specialized global equity management firm that applies advanced mathematics and systematic portfolio rebalancing to harness a reliable source of excess returns and a key to risk control — stock price volatility. Founded in 1987 by pioneering mathematician Dr. E. Robert Fernholz, the firm serves some of the world’s leading institutional investors. Intech applies its investment approach across four investment platforms which address specific return and risk objectives – relative or absolute. These strategies only differ by the client’s desired benchmark and risk budget and include enhanced equity, active equity, defensive equity and absolute return investment solutions within the U.S., global and non-U.S. regions. As of December 31, 2021, Intech managed $38 billion in assets under management. As of March 31, 2022, Intech is a private, independent asset manager. Prior to that, Intech operated as a subsidiary of Janus.

The portfolio managers of the ON Janus Henderson U.S. Low Volatility Portfolio are Adrian Banner and Vassilios Papathanakos.

Adrian Banner, Ph.D., has been a Portfolio Manager of the ON Janus Henderson U.S. Low Volatility Portfolio since May 2020. Dr. Banner has been Chief Executive Officer of Intech since November 2012 and Chief Investment Officer of Intech since January 2012. Dr. Banner, previously Co-Chief Investment Officer from January 2009 to December 2011, Senior Investment Officer from September 2007 to January 2009, and Director of Research from August 2002 to August 2007, joined Intech in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and a B.Sc. in Mathematics from the University of New South Wales, Australia.

Vassilios Papathanakos, Ph.D., has been a Portfolio Manager of the ON Janus Henderson U.S. Low Volatility Portfolio since May 2020. Dr. Papathanakos has been Deputy Chief Investment Officer of Intech since November 2012. Dr. Papathanakos, previously Director of Research from July 2007 to November 2012, joined Intech in October 2006 as Associate Director of Research. He received his Ph.D. in Physics from Princeton University and holds a B.S. in Physics from the University of Ioannina, Greece.

Federated Investment Management Company (“Federated Investment”) has managed the ON Federated Core Plus Bond Portfolio since May 1, 2020. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Investment has been an investment adviser since 2003. It is an indirect subsidiary of Federated Hermes, Inc.

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(“Federated Hermes”). Together with other Federated Hermes affiliates, Federated Investment manages the Federated group of mutual funds. Federated Investment manages the Portfolio’s assets as sub-adviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The portfolio managers of the ON Federated Core Plus Bond Portfolio are Donald T. Ellenberger, Chengjun (Chris) Wu, CFA, and Jerome Conner, CFA.

Donald T. Ellenberger has been a Senior Portfolio Manager of the ON Federated Core Plus Bond Portfolio since May 2020. Mr. Ellenberger is a Senior Vice President, Senior Portfolio Manager and Head of the Multi-Sector Strategies Group of Federated Investment. Mr. Ellenberger joined Federated Hermes in 1996. Previously, Mr. Ellenberger was a Derivatives Trader/Portfolio Manager at BNY Mellon from 1986 to 1996. Mr. Ellenberger received his B.A. from The Pennsylvania State University and his M.B.A. from Stanford University.

Chengjun (Chris) Wu, CFA, has been a Portfolio Manager of the ON Federated Core Plus Bond Portfolio since May 2020. Mr. Wu is a Vice President, Portfolio Manager and Senior Investment Analyst of Federated Investment. Mr. Wu joined Federated Hermes in 2006. Previously, Mr. Wu was a Financial Analyst at Quantitative Risk Management, Inc. from 2004 to 2006 and a Senior Software Engineer at Motorola, Inc. from 2001 to 2004. Mr. Wu received his B.S. from Beijing Normal University, his M.S. from University of Illinois at Chicago and his M.B.A. from University of Chicago Booth School of Business. He is a CFA charterholder.

Jerome Conner, CFA, has been a Portfolio Manager of the ON Federated Core Plus Bond Portfolio since May 2020. Mr. Conner is a Vice President, Portfolio Manager and Senior Investment Analyst of Federated Investment. Mr. Conner joined Federated Hermes in 2002. Previously, Mr. Conner was an Associate at Riggs Capital Partners from 2000 to 2002, an Associate at Allied Capital from 1998 to 2000, and a Relationship Manager at Mellon Bank Corporate Banking from 1995 to 1997. Mr. Conner received his B.S. from the U.S. Naval Academy and his M.S. from Boston University. He is a CFA charterholder.

Sub-advisory Fees

As compensation for sub-advisory services, the Adviser pays fees to the sub-advisers. These fees are paid from the Adviser’s assets and do not affect any portfolio’s expenses. The sub-advisory fees are calculated as a percentage of the portfolio assets managed by the sub-advisers. In 2021, the Adviser paid the sub-advisers at the following effective annualized rates on the average daily net assets:

ON iShares Managed Risk Balanced Portfolio	0.20%
ON Janus Henderson U.S. Low Volatility Portfolio	0.15%
ON Federated Core Plus Bond Portfolio	0.14%

MORE INFORMATION ABOUT THE PORTFOLIOS’ FEES AND EXPENSES

With respect to the ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio, investors may be able to realize lower aggregate expenses by investing directly in the underlying funds instead of these Portfolios, if they are available for direct investment. Since these Portfolios pursue their investment objectives by investing in underlying funds, you will bear your proportionate share of the expenses of the applicable Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the underlying funds. However, not all of the underlying funds may be available as investment options to you and you would not have the potential asset allocation benefit offered by the Portfolios that is available in connection with the purchase of shares of the Portfolios.

The total expense ratios may be higher or lower than shown in the fee table depending on the actual allocation of each of these Portfolio’s assets among underlying funds and the actual expenses of the underlying funds. Additionally, certain underlying funds may charge a redemption fee on any shares redeemed within a certain amount of time after purchase by the Portfolios.

Because the ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio had not commenced operations prior to the date of this prospectus, the Acquired Fund (underlying fund) Fees and Expenses are estimated annualized expense ratios based on (i) an estimated allocation among underlying funds for the initial fiscal period,

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and (ii) the historical (net) expense ratio of the underlying funds based on their most recent shareholder report (or estimated annual fund operating expenses for new underlying funds.

The Portfolios, by themselves, generally are not intended to provide a complete investment program. Investment in the Portfolios is intended to serve as part of a diversified portfolio of investments.

SELECTION OF SUB-ADVISERS

The Adviser selects sub-advisers for portfolios, subject to the approval of the Fund’s Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser.

The SEC has issued an order to the Fund and Adviser permitting the Adviser, subject to the Fund Board’s oversight and approval, to enter into, materially amend and terminate sub-advisory agreements (other than subadvisory agreements with affiliated sub-advisers) without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change.

The Adviser monitors the compliance of sub-advisers with the investment objectives and policies of each portfolio. The Adviser reviews the performance of each sub-adviser to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Fund’s Board of Directors regarding the performance and compliance of each sub-adviser.

PURCHASE AND REDEMPTION OF FUND SHARES

Portfolio shares are offered only to separate accounts of ONLIC and NSLAC in connection with their variable contracts and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s variable contracts. You may select Portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the Portfolios you select.

The net asset value of each Portfolio is computed by dividing the total market value of the securities in that Portfolio, plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio.

When a determination is made that current market prices or underlying fund net asset values are not readily available, the Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Because the ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio are primarily invested in shares of underlying funds, each Portfolio’s net asset value is based primarily on the net asset values of the underlying funds in which it invests. The prospectuses for the underlying funds explain how the underlying funds calculate net asset value, and the circumstances under which the underlying funds may use fair value pricing.

The separate accounts of ONLIC and NSLAC purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If an underlying fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the underlying fund’s investments may change on days when underlying fund shares cannot be purchased or redeemed.

Under normal and stressed circumstances, the Portfolios expect to make payment within one business day following a redemption request. Under normal and stressed circumstances, the Portfolios expect to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash.

The Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.

The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund, ONLIC and NSLAC discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the Portfolios can disrupt Portfolio investment strategies and increase the Portfolios’ operating expenses. In addition, excessive trading can lower overall Portfolio performance for long term investors, prevent a portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the Portfolios. Certain Portfolios may be more susceptible to attempted market timing and excessive trading. Typically, Portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The Portfolios are not designed to accommodate excessive trading practices. The Fund, ONLIC and NSLAC reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been restricted or otherwise not honored by the insurance company. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing. The Fund’s Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.

The first time the contract owner is determined to have traded excessively, ONLIC or NSLAC will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, ONLIC or NSLAC will suspend some or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.

Either ONLIC or NSLAC may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the Portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

• The number of transfers made in a defined period;

• The dollar amount of the transfer;

• The total assets of the Portfolios involved in the transfer;

• The investment objectives of the particular Portfolios involved in the transfers; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The various contracts issued by ONLIC and NSLAC provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if ONLIC, NSLAC or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, ONLIC or NSLAC will be able to identify such contract owners or curtail their trading practices. However, the Portfolios are not designed to accommodate frequent purchase or redemption requests. The ability of

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ONLIC and NSLAC and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted ONLIC, NSLAC or the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional Portfolio shares (at net asset value without a sales charge).

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation. The SAI also has more information regarding the tax status of the Portfolios.

VOTING

Since shares of the Fund are only sold to the separate accounts of insurance companies and to portfolios of the Fund to fund variable products, the insurance companies will seek voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolios’ financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each Portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Annual Report to members and incorporated by reference into the SAI. This should be read in conjunction with those financial statements. Only those Portfolios that have commenced operations as of April 29, 2022 are included below.

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FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.

For the Period Ended December 31, 2021

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON Federated Core Plus Bond Portfolio
Year Ended December 31, 2021	$10.47	0.06	(0.19)	(0.13)	(0.04)	$10.30	(1.27)%	0.57%	1.85%	0.57%	$716.5	40%
Period From May 1, 2020 (inception) to December 31, 2020	$10.00	0.11	0.36	0.47	—	$10.47	4.70%*	0.65%**	1.65%**	0.65%**	$239.9	30%*

ON Janus Henderson U.S. Low Volatility Portfolio
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.05	1.07	1.12	—	$11.12	11.20%*	0.62%**	0.89%**	0.62%**	$983.6	32%*

ON iShares Managed Risk Balanced Portfolio
Period from June 25, 2021 (inception) to December 31, 2021	$10.00	0.06	0.17	0.23	—	$10.23	2.30%*	0.62%**,[1]	1.22%**,[1]	0.62%**,[1]	$412.0	15%*

* Not annualized

**Annualized

1 Ratios presented only reflect the direct income and expenses for the Portfolio, and do not include the indirect expenses related to the underlying funds in which the Portfolio invests.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

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ADDITIONAL INFORMATION

Additional information about Ohio National Fund has been filed with the SEC in a Statement of Additional Information (“SAI”), dated April 29, 2022, which is incorporated herein by reference.

In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 800.366.6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. You can review the SAI, annual reports, semi-annual reports and the current prospectus by logging onto our website at www.ohionational.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Ohio National Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464

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Ohio National Fund, Inc.

ON AB Relative Value Portfolio

(the “Portfolio”)

One Financial Way ● Montgomery, Ohio 45242 ● Telephone 800.366.6654

Ohio National Fund, Inc. (“Fund”), a registered open-end management investment company, is a mutual fund with 25 separate investment portfolios. This prospectus describes one series of the Fund. The Portfolio’s investment adviser is Ohio National Investments, Inc. (“ONII” or the “Adviser”). The Portfolio’s shares are offered only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”) and National Security Life and Annuity Company (“NSLAC”) and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s variable annuity contracts (“variable contracts”). The separate accounts use the Portfolio’s shares as the underlying investments for variable contracts issued by ONLIC and NSLAC. Some variable contracts do not permit allocations to the Portfolio. Your variable contract prospectus identifies whether the Portfolio is available under your contract.

An investment in the Portfolio through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus sets forth concisely the information about the Fund you need to know before you purchase an ONLIC or NSLAC variable contract. Keep this prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

April 29, 2022

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ON AB Relative Value Portfolio

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable contracts issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment):	-

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.13%
Total Annual Fund Operating Expenses*	0.78%

*	“Other expenses” have been restated to reflect current fees as if they had been in effect during the previous fiscal year.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$80	$249

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions and custodial trading fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period, the Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio. Because the portfolio commenced operation during the most recent fiscal year, the turnover rate shown is from December 2, 2021, the Portfolio’s date of inception, through the end of the most recent fiscal year.

Principal Investment Strategies

The Portfolio invests primarily in the equity securities of U.S. companies that the Portfolio’s sub-adviser, AllianceBernstein L.P. (“AllianceBernstein”), believes are trading at attractive valuations and that have strong or improving business models. AllianceBernstein monitors the fundamental performance of the Portfolio’s investments for signs of future financial success. AllianceBernstein relies heavily upon the fundamental analysis and research of its dedicated investment team for the Portfolio in conducting research and making investment decisions. The team initially screens a primary research universe of largely U.S. companies included in the Russell 1000® Index and the S&P 500® Index, as well as other companies outside of these indices that are surfaced by the team as potentially attractive research candidates. Initially, the team screens for attractive security valuation and business model characteristics, including, but not limited to: free-cash-flow yield, price-to-earnings ratios, balance sheet quality, capital spending, shareholder return, profit margins, earning and sales revisions, and price momentum. The initial screening process surfaces approximately 300 candidates for further research. The team then conducts fundamental research to better understand the company’s business model, focusing on areas including: industry structure, company differentiation, cash flow volatility and sustainability, capital usage, and management quality.

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AllianceBernstein recognizes that the perception of “attractive valuation” is relative and often defined by the future economic performance of the company. As a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-, mid- or small-capitalization) or companies engaged in particular types of businesses, although the Portfolio does not intend to concentrate in any particular sectors or industries. At any period in time, the Portfolio’s emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Management Risk — The Portfolio is subject to management risk because it is an actively-managed investment fund. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Performance

The Portfolio commenced operations on December 2, 2021, and, therefore, does not have performance history for a full calendar year. Once the Portfolio has completed a full calendar year of operations, a bar chart and table will be included in future prospectuses that will provide some indication of the risks of investing in the Portfolio by showing the variability of the Portfolio’s returns and comparing the Portfolio’s performance to a broad-based securities index.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. AllianceBernstein serves as the investment sub-adviser for the Portfolio. AllianceBernstein has been a sub-adviser for the Portfolio since December 2, 2021. Frank Caruso, CFA, a Senior Vice President and Chief Investment Officer at AllianceBernstein, John H. Fogarty, CFA, a Senior Vice President and Portfolio Manager at AllianceBernstein, and Vinay Thapar, CFA, a Senior Vice President and Portfolio Manager at AllianceBernstein have been portfolio managers of the Portfolio since December 2021.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable contracts, and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s

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variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed after the receipt of an order to purchase or redeem Portfolio shares, on each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

ADDITIONAL INFORMATION ABOUT THE FUND

Information about the Portfolio in addition to that included in the summary section follows.

INVESTMENT OBJECTIVE

The investment objective of the Portfolio may be changed by the Board of Directors in the future without shareholder approval. Shareholders will be provided at least 60 days prior notice of any change in the Portfolio’s investment objective.

CERTAIN INVESTMENTS AND RELATED RISKS

The kinds of investments described on the following pages can be made by the Portfolio, except as otherwise indicated. These risk considerations and others are further explained in the Statement of Additional Information.

Temporary Defensive Measures

The Portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the Portfolio’s policies. When investing for defensive purposes, the Portfolio may not meet its investment objective and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might be experienced if the Portfolio were invested in accordance with its investment objective and policies. Frequent portfolio turnover may result in lower investment returns based on increased brokerage expenses.

Portfolio Managers’ Determination to Sell a Security

The portfolio managers consider a variety of factors in determining whether to sell a security or shares of an underlying fund, including changes in market conditions, changes in prospects for the security or underlying fund, alternative investment possibilities and other factors they believe to be relevant.

Market Risk

A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. A pandemic can result in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. Infectious illness outbreaks can adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing

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political, social and economic risks in certain countries or globally. The duration of infectious illness outbreaks cannot be determined with certainty.

Foreign Investments (Non-Principal)

Foreign securities are securities of issuers based outside the United States. These include issuers:

• that are organized under the laws of, or have a principal office in, another country; or

• that have the principal trading market for their securities in another country; or

• that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

• changes in currency rates;

• currency exchange control regulations;

• seizure or nationalization of companies or their assets;

• political or economic instability;

• unforeseen taxes, duties or tariffs;

• difficulty in obtaining or interpreting financial information under foreign accounting standards;

• trading in markets that are less efficient than in the U.S.;

• lack of information regarding securities issuers;

• imposition of legal restraints affecting investments (e.g. capital flow restrictions and repatriation restrictions);

• reversion to closed markets or controlled economies;

• national economies based on a few industries or dependent on revenue from certain commodities;

• local economies and/or markets vulnerable to global conditions;

• volatile inflation rates and debt burdens; and

• less regulatory protection.

These factors may prevent the Portfolio or the Adviser and AllianceBernstein from obtaining information concerning foreign issuers that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines.

Generally, economic structures in emerging or developing countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Portfolio or underlying fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Portfolio’s or underlying fund’s value or prevent the Portfolio or underlying fund from being able to meet cash obligations or take advantage of other investment opportunities.

These factors are generally less typical of the developed countries, although economic and financial difficulties in a number of countries in the European Union (EU), including certain countries within the EU that have adopted the euro (i.e., the Eurozone), could negatively affect the value of the Portfolio’s shares. A departure from the EU or another trading union or bloc may have significant political and financial consequences for European markets and the broader global economy, including greater market volatility and illiquidity, currency fluctuations, and deterioration in economic activity. The

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imposition of sanctions and compliance with those sanctions may impair the ability of the Portfolio to buy, sell, hold or deliver securities or other assets of the sanctioned company, including those listed on U.S. or other exchanges.

In selecting foreign investments, the Adviser and AllianceBernstein seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the Portfolio may invest.

Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when the Portfolio’s shareholders cannot redeem shares.

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Portfolio to make intended securities purchases or sales due to settlement problems could cause the Portfolio to miss attractive investment opportunities or to incur losses.

Futures (Non-Principal)

Futures are generally bought and sold on the commodities exchanges where they are listed. The sale of a futures contracts creates a firm obligation by a portfolio as seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to an index, the net cash amount). Futures contracts may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased by a portfolio, to protect against possible changes in interest rates, or to generate income or gain for a portfolio. To cover a futures contract, the Portfolio will segregate with its custodian cash or high quality liquid assets equal to the purchase price of the contract, marked to market daily.

The use of futures transactions entails certain risks. In particular, if a futures transaction is used for hedging, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the portfolio’s position. In addition, futures markets may not be liquid in all circumstances. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Losses resulting from the use of futures could reduce net asset value, and possibly income. Futures contracts generally are settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price or that delivery will occur.

Exchange Traded Funds (Non-Principal)

The Portfolio may invest in various ETFs. An ETF is a pooled investment vehicle with shares that trade intraday on stock exchanges at a market-determined price. Unlike a traditional mutual fund, investors cannot purchase or redeem shares directly from the ETF. Rather, investors may only buy and sell ETF shares on an exchange, much as they can buy or sell any listed equity security. The price of an ETF share on a stock exchange is influenced by the forces of supply and demand. While imbalances in supply and demand can cause the price of an ETF share to deviate from its NAV (that is, trade at a discount or premium to its NAV), substantial deviations tend to be short-lived for many ETFs.

Index-based ETFs are designed to track the performance of specified market indexes. For example, iShares S&P 500 Index Fund and Standard & Poor’s Depositary Receipts are ETFs that track the S&P 500® Index. Because an index-based ETF may purchase, retain and sell securities at times when an actively managed fund would not do so, the Portfolio can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities. Certain ETFs may be actively managed. Actively managed ETFs do not seek to track the return of a particular market index. Instead, an actively managed ETF’s investment adviser, like that of an actively managed mutual fund, creates a unique mix of investments to meet a particular investment objective and policy.

The returns of index-based ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. The Portfolio will incur brokerage costs when it purchases ETFs.

Select index ETFs and other types of ETFs continue to be developed. As new products are developed, the Portfolio may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

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Unless permitted by the 1940 Act or an order or rule issued by the, the Portfolio’s investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require the Portfolio to limit its investments in any one ETF to 5% of the Portfolio’s total assets and 3% of the outstanding voting securities of the ETF. Moreover, the Portfolio’s investments in all ETFs may not currently exceed 10% of the Portfolio’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

Large Capitalization Companies

Stocks of publicly traded companies are often classified according to market capitalization such as “large capitalization”. Large capitalization companies typically may include companies of sizes similar to those found in the S&P 500® Index. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. Large capitalization companies are often in their mature stage.

Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although large capitalization companies are less sensitive to changing economic conditions and tend to be more established, such companies may fall out of favor with investors.

Options (Non-Principal)

An option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. As the buyer of a call option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not rise above the option strike price. As the buyer of a put option, the Portfolio risks losing the entire premium invested in the option if the underlying equity or index does not fall below the option strike price.

The Portfolio also may purchase call and put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the purchase of options on individual securities. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Rather than delivering or buying securities upon exercise of an option, the Portfolio may enter into a “closing transaction,” an offsetting option transaction to close out the position. For an option the Portfolio has purchased, the Portfolio will realize a gain (or loss) if the premium it receives, less commission, for the offsetting option is greater (or less) than the premium it paid for the original option.

Investing in Securities of Other Investment Companies (Non-Principal)

The Portfolio may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Portfolio and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.

Additionally, the Portfolio may invest in ETFs. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares

Foreign Currency Forwards (Non-Principal)

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, the Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection

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with the purchase, sale or ownership of a specific security. The Portfolio may engage in such transactions to implement its investment strategy. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way the Portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract’s delivery date arrives, the Portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the Portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver. Conversely, the Portfolio may have to sell some currency on the spot market when its hedged security is sold if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect the Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of the Portfolio’s securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

Swaps (Non-Principal)

The Portfolio may enter into swap agreements. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Smaller Capitalization Companies

Small and medium capitalization companies are collectively referred to herein as “smaller capitalization” companies. Market capitalization is the number of shares outstanding for a company multiplied by the price per share. These companies are often still in their developing stage. While the market capitalization of the companies may be defined as “small” or “medium” at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Smaller capitalization companies are often selected for investment in the Portfolio because the Adviser or sub-adviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Smaller companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have unproven track records, limited product lines, markets and financial resources. Their management often depends on one or a few key people. These factors also increase risk and make these companies more likely to fail than companies with larger market capitalizations. Smaller cap companies’ securities may be subject to more

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abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Smaller company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for the Portfolio to buy or sell significant amounts of a smaller company’s shares, or those transactions might impact the shares’ market prices unfavorably.

Growth and Value Oriented Companies

By investing in a mix of growth and value companies, the Portfolio assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.

Value investing seeks stocks that are priced below their intrinsic or prospective worth. Value investing uses fundamental analysis and research to identify issuers whose securities are undervalued in the marketplace in relation to factors such as their earnings potential, assets, industry position, management strength and cash flows. Undervalued companies may have lower stock prices because the market is not aware of their intrinsic value or does not yet fully recognize their future potential. The price of those securities may increase if other investors recognize a company’s current or potential worth. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company (“ONLIC”). The Adviser uses ONLIC’s investment personnel and administrative systems. That is to say, the personnel of the Adviser are employees of ONLIC who provide investment services to the Adviser. The Adviser has no employees of its own. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund’s investment adviser since May 1996. Before that, the Fund’s investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLIC.

ONLIC provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLIC, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

A discussion regarding the basis for the Board of Directors approving the advisory agreement will be made available in the Fund’s Annual or Semi-Annual Report. Details of the approval are discussed in the Fund’s Annual Report for the fiscal period ended December 31, 2021.

Investment Advisory Fees

As compensation for its services to the Portfolio, the Adviser receives monthly fees from the Portfolio at annual rates on the basis of the Portfolio’s average daily net assets during the month for which the fees are paid.

For its services to the Portfolio, the Adviser is entitled to a fee at the following annualized rates of the average daily net assets:

ON AB Relative Value Portfolio	0.65%

Management of Portfolios

The Fund’s SAI provides information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of the Portfolio’s shares.

Gary Rodmaker is President of the Adviser and is Chair of the Asset Allocation Committee. He has been Vice President, Fixed Income Securities for ONLIC since 2014. Prior to joining ONLIC, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a bachelor of science in business administration from Xavier University.

The Adviser uses another investment adviser firm as sub-adviser to direct the investments of the Portfolio.

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AllianceBernstein has managed the ON AB Relative Value Portfolio since December 2, 2021. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee, 37203. AllianceBernstein is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of December 31, 2021, AllianceBernstein managed approximately $779 billion in assets.

The portfolio managers of the Portfolio are Frank Caruso, CFA, John H. Fogarty, CFA and Vinay Thapar, CFA.

Frank Caruso has been a Portfolio Manager of the Portfolio since December 2021. Mr. Caruso is a Senior Vice President and Chief Investment Officer of AllianceBernstein, a position he has held since 2012. He has led investment teams since 2004 and was a portfolio manager from 1995 to 2004. Mr. Caruso joined the firm in 1993, when it acquired Shields Asset Management, where he had been director of Equities. Previously, he was a managing director at Shearson Lehman Advisors, as well as CIO for Shearson Lehman Asset Management’s Directions and Capital Management businesses. Mr. Caruso was also formerly the lead portfolio manager for Shearson’s family of growth and income mutual funds and a senior member of Shearson Lehman Advisors’ Investment Policy Committee. He holds a BA in business economics from the State University of New York, Oneonta, and is a member of the CFA Society New York and the CFA Institute. He is a CFA charterholder. Location: New York

John H. Fogarty has been a Portfolio Manager of the the Portfolio since December 2021. Mr. Fogarty is a Senior Vice President and Portfolio Manager for AllianceBernstein, a position he has held since 2009. He rejoined the firm in 2006 as a fundamental research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Mr. Fogarty began his career at AB in 1988, performing quantitative research, and joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995. He became a portfolio manager in 1997. Mr. Fogarty holds a BA in history from Columbia University and is a CFA charterholder. Location: New York

Vinay Thapar has been a Portfolio Manager of the Portfolio since December 2021. Mr. Thapar is a Senior Vice President and Portfolio Manager for AllianceBernstein and the International Healthcare Portfolio. He is also a Senior Research Analyst, responsible for covering global healthcare. Before joining the firm in 2011, Mr. Thapar spent three years at American Century Investments as a senior investment analyst responsible for healthcare. Prior to that, he worked for eight years at Bear Stearns in the Biotech Equity Research Group, most recently as an associate director. Mr. Thapar holds a BA in biology from New York University and is a CFA charterholder. Location: New York

Sub-advisory Fees

As compensation for sub-advisory services, the Adviser pays fees to AllianceBernstein. These fees are paid from the Adviser’s assets and do not affect the Portfolio’s expenses. The sub-advisory fees are calculated as a percentage of the portfolio assets managed by AllianceBernstein. In 2021, the Adviser paid the AllianceBernstein at the following effective annualized rates on the average daily net assets:

ON AB Relative Value Portfolio	0.28%

SELECTION OF SUB-ADVISERS

The Adviser selects sub-advisers for portfolios, subject to the approval of the Fund’s Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser.

A discussion regarding the basis for the Fund’s Board of Directors approving the sub-advisory agreement is available in the Fund’s Annual Report for the fiscal year ended December 31, 2021.

The SEC has issued an order to the Fund and Adviser permitting the Adviser, subject to the oversight and approval of the Fund’s Board of Directors, to enter into, materially amend and terminate sub-advisory agreements (other than sub-advisory agreements with affiliated sub-advisers) without shareholder approval. If a new sub-adviser is hired, shareholders will receive information about that sub-adviser within 90 days of the change.

The Adviser monitors the compliance of AllianceBernstein with the investment objectives and policies of the Portfolio. The Adviser reviews the performance of AllianceBernstein to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Fund’s Board of Directors regarding the performance and compliance of AllianceBernstein.

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PURCHASE AND REDEMPTION OF FUND SHARES

Portfolio shares are offered only to separate accounts of ONLIC and NSLAC in connection with their variable contracts and to portfolios of the Fund in connection with ONLIC’s and NSLAC’s variable contracts. You may select portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

The net asset value of the Portfolio is computed by dividing the total market value of the securities in that Portfolio, plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio.

When a determination is made that current market prices or underlying fund net asset values are not readily available, the Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Fund’s Board of Directors.

The separate accounts of ONLIC and NSLAC and the portfolios of the Fund purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund’s shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If an underlying fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the underlying fund’s investments may change on days when underlying fund shares cannot be purchased or redeemed.

Under normal and stressed circumstances, the Portfolio expects to make payment within one business day following a redemption request. Under normal and stressed circumstances, the Portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash.

The Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends or holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund, ONLIC and NSLAC discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the Portfolio can disrupt Portfolio investment strategies and increase the Portfolio’s operating expenses. In addition, excessive trading can lower overall Portfolio performance for long term investors, prevent a portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the Portfolio. Certain portfolios may be more susceptible to attempted market timing and excessive trading. Typically, portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The Portfolio is not designed to accommodate excessive trading practices. The Fund, ONLIC and NSLAC reserve the right, in their sole discretion, to restrict, or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been restricted or otherwise not honored by the insurance company. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the restricted transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing. The Fund’s Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.

The first time the contract owner is determined to have traded excessively, ONLIC or NSLAC will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, ONLIC or NSLAC will suspend some or all transfer privileges. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the

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variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge applicable to the insurance contract.

Either ONLIC or NSLAC may, in its sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of the policies related to excessive trading and market timing as described in this Section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the Portfolio. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

• The number of transfers made in a defined period;

• The dollar amount of the transfer;

• The total assets of the Portfolio;

• The investment objectives of the Portfolio; and/or

• Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The various contracts issued by ONLIC and NSLAC provide a transfer privilege among all of the products’ investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if ONLIC, NSLAC or the Fund, believes that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, ONLIC or NSLAC will be able to identify such contract owners or curtail their trading practices. However, the Portfolio is not designed to accommodate frequent purchase or redemption requests. The ability of ONLIC and NSLAC and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted ONLIC, NSLAC or the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund’s policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). Dividends and distributions are reinvested in additional Portfolio shares (at net asset value without a sales charge).

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59½ may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation. The SAI also has more information regarding the tax status of the Portfolio.

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VOTING

Since shares of the Fund are only sold to the separate accounts of insurance companies and to portfolios of the Fund to fund variable products, the insurance companies will seek voting instructions from the underlying contract owners for any Fund votes. There is no minimum number of contract owners required to form a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in the Portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The performance information provided in the Financial Statements does not include variable contract fees and expenses. If variable contract fees and expenses were included, performance would be lower. The following information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund’s audited financial statements included in the Fund’s Annual Report to members and incorporated by reference into the SAI. This should be read in conjunction with those financial statements.

14

FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.

For the Period Ended December 31, 2021

Financial Highlights

	Selected per-share data							Ratios and supplemental data
		Operations			Distributions			Ratios to average net assets
								Ratios net of expenses reduced or reimbursed by adviser		Ratios assuming no expenses reduced or reimbursed by adviser
	Net asset value, beginning of year	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from operations	Distributions to shareholders	Net asset value, end of year	Total Return#	Expenses	Net investment income (loss)	Expenses	Net assets, end of year (millions)	Portfolio turnover rate
ON AB Relative Value Portfolio
Period from December 2, 2021 (inception) to December 31, 2021	$10.00	—(a)	0.52	0.52	—	$10.52	5.20%*	1.19%**	0.38%**	1.19%**	$77.6	5%*

* Not annualized

**Annualized

(a)	The absolute value of per share or ratio data is less than $0.005 per share, or 0.005%, respectively.

# Performance does not include fees and expenses imposed by a variable annuity contract. Had those fees and expenses been included, performance would have been lower than the returns presented.

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ADDITIONAL INFORMATION

Additional information about Ohio National Fund has been filed with the SEC in a Statement of Additional Information (“SAI”), dated April 29, 2022, which is incorporated herein by reference.

In addition, information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 800.366.6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. You can review the SAI, annual reports, semi-annual reports and the current prospectus by logging onto our website at www.ohionational.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Ohio National Fund, Inc.
Investment Company Act file number: 811-3015
1933 Act file number: 2-67464

16

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

Telephone 800.366.6654

Statement of Additional Information

April 29, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses of Ohio National Fund, Inc. (the “Fund”) dated April 29, 2022. References in this SAI to the Fund’s “prospectus” should be read to include both prospectuses.

The audited financial statements and the independent registered public accounting firm’s report in the Fund’s Annual Report to Shareholders, for the fiscal year ended December 31, 2021 are incorporated by reference (are legally part of this SAI).

To obtain a free copy of the Fund’s prospectus, write or call the Fund at the above address, or log onto our website at www.ohionational.com.

Fund History

The Fund is an open-end management investment company which currently offers shares on behalf of each of 25 Portfolios. Shares of the ON Bond Portfolio, the ON BlackRock Balanced Allocation Portfolio, the ON BlackRock Advantage International Equity Portfolio, the ON Janus Henderson Forty Portfolio, the ON AB Small Cap Portfolio, the ON AB Mid Cap Core Portfolio, the ON S&P 500® Index Portfolio, the ON Federated High Income Bond Portfolio, the ON BlackRock Advantage Large Cap Value Portfolio, the ON Nasdaq-100® Index Portfolio, the ON BlackRock Advantage Large Cap Core Portfolio, the ON BlackRock Advantage Small Cap Growth Portfolio, the ON S&P MidCap 400® Index Portfolio, the ON BlackRock Advantage Large Cap Growth Portfolio, the ON Risk Managed Balanced Portfolio, the ON Moderately Conservative Model Portfolio, the ON Balanced Model Portfolio, the ON Moderate Growth Model Portfolio, and the ON Growth Model Portfolio are offered by this SAI. The remaining 6 portfolios are offered by a separate SAI. Each Portfolio, except the ON Nasdaq-100® Index Portfolio, is diversified. The ON Nasdaq-100® Index Portfolio operates as a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and may invest, overall, in a smaller number of issuers than a diversified fund. For information regarding the portfolios not covered by this SAI, please call the Fund at 800.366.6654 or log onto our website at www.ohionational.com.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), National Security Life and Annuity Company (“NSLAC”) and portfolios of the Fund in connection with ONLIC, ONLAC and NSLAC’s variable annuity contracts and variable life insurance policies. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the ON Equity Portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market Portfolio, and the ON Bond Portfolio was created. The Fund has since ceased its operation of the Money Market Portfolio. The remaining Portfolios were added later.

Effective August 23, 2019, the ON Equity Portfolio reorganized into the ON BlackRock Advantage Large Cap Core Portfolio, the ON Capital Appreciation Portfolio reorganized into the ON BlackRock Advantage Large Cap Core Portfolio, the ON ClearBridge Small Cap Portfolio reorganized into the ON BlackRock Advantage Small Cap Growth Portfolio and the ON ICON Balanced Portfolio reorganized into the ON BlackRock Balanced Allocation Portfolio. As a result, the ON Equity Portfolio, ON Capital Appreciation Portfolio, ON ClearBridge Small Cap Portfolio and ON ICON Balanced Portfolio terminated as series of the Fund.

Effective May 29, 2020, the ON Foreign Portfolio reorganized into the ON BlackRock Advantage International Equity Portfolio and as a result, the ON Foreign Portfolio terminated as a series of the Fund.

Effective December 4, 2020, the ON Conservative Model Portfolio reorganized into the ON Moderately Conservative Model Portfolio and as a result, the ON Conservative Model Portfolio terminated as a series of the Fund.

The Fund’s Portfolios covered by this SAI began at the following times:

ON Bond Portfolio	11/2/1982
ON BlackRock Balanced Allocation Portfolio	9/10/1984
ON BlackRock Advantage International Equity Portfolio	5/3/1993
ON Janus Henderson Forty Portfolio	3/31/1995
ON AB Small Cap Portfolio	1/3/1997
ON AB Mid Cap Core Portfolio	1/3/1997
ON S&P 500® Index Portfolio	1/3/1997
ON Federated High Income Bond Portfolio	5/1/1998
ON BlackRock Advantage Large Cap Value Portfolio	5/1/1998
ON Nasdaq-100® Index Portfolio	5/1/2000
ON BlackRock Advantage Large Cap Core Portfolio	5/1/2002
ON BlackRock Advantage Small Cap Growth Portfolio	5/1/2002
ON S&P MidCap 400® Index Portfolio	11/1/2005
ON BlackRock Advantage Large Cap Growth Portfolio	5/1/2007
ON Risk Managed Balanced Portfolio	5/1/2014
ON Moderately Conservative Model Portfolio	3/1/2017
ON Balanced Model Portfolio	3/1/2017

ON Moderate Growth Model Portfolio	3/1/2017
ON Growth Model Portfolio	3/1/2017

The investment and reinvestment of the assets of the ON Bond Portfolio and the fixed-income component of the ON BlackRock Balanced Allocation Portfolio are directed by the Fund’s investment adviser, Ohio National Investments, Inc. (the “Adviser” or “ONI”), a wholly-owned subsidiary of ONLIC. The principal business address of ONLIC, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242. That is also the address of the NSLAC administrative office. NSLAC’s home office is at 48 South Service Road, Suite 310, Melville, New York 11747.

The investment and reinvestment of the ON Janus Henderson Forty Portfolio assets are managed by Janus Henderson Investors US LLC (“Janus”), formerly Janus Capital Management LLC, as sub-adviser. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206.

The investment and reinvestment of ON S&P 500® Index Portfolio, ON S&P MidCap 400® Index Portfolio, and ON Nasdaq-100® Index Portfolio assets are managed by Geode Capital Management, LLC (“Geode”) as sub-adviser. The principal business address of Geode is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.

The investment and reinvestment of ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Small Cap Growth Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, the equity component of the ON BlackRock Balanced Allocation Portfolio, ON BlackRock Advantage International Equity Portfolio and ON BlackRock Advantage Large Cap Value Portfolio assets are managed by BlackRock Investment Management, LLC (“BlackRock”) as sub-adviser. The principal business address of BlackRock is 1 University Square, Princeton, New Jersey 08540.

The investment and reinvestment of ON Federated High Income Bond Portfolio assets are managed by Federated Investment Management Company (“Federated Investment”) as sub-adviser. The principal business address of Federated Investment is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Investment manages the Portfolio’s assets as sub-adviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The investment and reinvestment of ON Risk Managed Balanced Portfolio, ON AB Small Cap Portfolio and ON AB Mid Cap Core Portfolio assets are managed by AllianceBernstein L.P. (“AllianceBernstein”) as sub-adviser. The principal business address of AllianceBernstein is 501 Commerce Street, Nashville, Tennessee, 37203.

Interests in each Portfolio are represented by a separate class of the Fund’s capital stock, par value $1. Each class represents an undivided interest in the assets of the Portfolio corresponding to that class. All shares of each Portfolio have one vote per share and are freely transferable. When matters arise that affect only one Portfolio, shares of just that Portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a Portfolio whose shareholders did not approve that matter.

Each share of each Portfolio may participate equally in the Portfolio’s dividends, distributions and net assets. The shares of each Portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLIC, ONLAC and NSLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLIC, ONLAC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLIC, ONLAC and NSLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

State Street Bank and Trust Company is the Fund’s accounting agent and custodian for all Portfolios. It is located at 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, the custodian enters into subcustodial agreements.

Fund Performance

From time to time, the Fund’s affiliates may advertise the current yield, average annual total return and cumulative total returns for the Portfolios. The Fund’s affiliates might compare the results to other similar mutual funds or unmanaged indices. Management’s discussion and analysis of the Fund’s performance is included in the Fund’s most-recent annual report and is available for free upon request.

Total return for a Portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each Portfolio’s average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the Portfolio for one-, five- and ten-year periods or from the Portfolio’s inception. Cumulative total return reflects a Portfolio’s aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a Portfolio include the effect of deducting that Portfolio’s expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund’s total return may be demonstrated by comparing the Fund’s total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund’s affiliates may distribute sales literature comparing the performance of its Portfolios against the Consumer Price Index or established market indices such as the Dow Jones Industrial Average, the Standard & Poor’s 500®, 400®, 600® or 1500® Indices, Barra Value Index, one or more of Barclay’s Capital Bond Indices, Merrill Lynch Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000®, 2500® or 3000® Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the NASDAQ Composite Index, the Nasdaq-100® Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC’s Money Fund Reports, or other management investment companies having investment objectives similar to the Portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each Portfolio may also be advertised.

The Fund’s affiliates may also advertise the performance ratings or rankings assigned to certain Portfolios or their sub-advisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron’s, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger’s Personal Finance and Money Magazine.

The prospectuses set forth in tabular form, under the caption “Financial Highlights,” certain information concerning the Fund and its individual Portfolios. The following discussion describes the Fund’s policy with respect to each Portfolio’s turnover rate.

Portfolio Turnover

Each Portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a Portfolio. The ON Janus Henderson Forty Portfolio may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the Portfolio’s turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund’s policy with respect to each Portfolio is as follows:

ON Bond Portfolio - This Portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the Portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 150% annually. The turnover rate for this Portfolio was 13% in 2021.

ON BlackRock Balanced Allocation Portfolio – On average, the Portfolio’s turnover rate is 100% to 200% of the average value of its Portfolio. The turnover rate for this Portfolio was 105% in 2021.

ON BlackRock Advantage International Equity Portfolio – On average, the Portfolio’s turnover rate is 150% to 200% of the average value of its Portfolio. The turnover rate for this Portfolio was 196% in 2021.

ON Janus Henderson Forty Portfolio - The turnover rate for this Portfolio can generally be expected to be 30% to 50% annually. The turnover rate for this Portfolio was 31% in 2021.

ON AB Small Cap Portfolio - The turnover rate for this Portfolio may exceed 100%. The turnover rate for this Portfolio was 136% in 2021. Effective May 1, 2021, the sub-adviser to ON AB Small Cap Portfolio changed from Janus to AllianceBernstein. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2021 as compared to prior years.

ON AB Mid Cap Core Portfolio - The turnover rate for this Portfolio was 125% in 2021. Effective May 1, 2021, the sub-adviser to ON AB Mid Cap Core Portfolio changed from Janus to AllianceBernstein. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2021 as compared to prior years.

ON S&P 500® Index Portfolio - Securities held in this Portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this Portfolio was 5% in 2021.

ON BlackRock Advantage Large Cap Value Portfolio - On average, the Portfolio’s turnover rate is 100% to 200% of the average value of its Portfolio. The turnover rate for this Portfolio was 153% in 2021.

ON Federated High Income Bond Portfolio - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this Portfolio. The turnover rate for this Portfolio was 36% in 2021.

ON Nasdaq-100® Index Portfolio - Securities held in this Portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this Portfolio was 7% in 2021.

ON BlackRock Advantage Large Cap Core Portfolio - On average, the Portfolio’s turnover rate is 100% to 200% of the average value of its Portfolio. The turnover rate for this Portfolio was 135% in 2021.

ON BlackRock Advantage Small Cap Growth Portfolio - On average, the Portfolio’s turnover rate is 80% to 150% of the average value of its Portfolio. The turnover rate for this Portfolio was 87% in 2021.

ON S&P MidCap 400® Index Portfolio - Due to the passive investment strategy of the Portfolio, the rate of portfolio turnover may vary based on redemption requests. The turnover rate for this Portfolio was 21% in 2021.

ON BlackRock Advantage Large Cap Growth Portfolio – On average, the Portfolio’s turnover rate is 100% to 200% of the average value of its Portfolio. The turnover rate for this Portfolio was 138% in 2021.

ON Risk Managed Balanced Portfolio – This Portfolio commenced operations on May 1, 2014. The turnover rate for this Portfolio was 51% in 2021.

ON Moderately Conservative Model Portfolio – This Portfolio commenced operations on March 1, 2017. The turnover rate for this Portfolio was 13% in 2021.

ON Balanced Model Portfolio – This Portfolio commenced operations on March 1, 2017. The turnover rate for this Portfolio was 12% in 2021.

ON Moderate Growth Model Portfolio – This Portfolio commenced operations on March 1, 2017. The turnover rate for this Portfolio was 15% in 2021.

ON Growth Model Portfolio – This Portfolio commenced operations on March 1, 2017. The turnover rate for this Portfolio was 18% in 2021.

Investment Restrictions

Fundamental Investment Policies

The following is a complete list of the Fund’s fundamental investment restrictions. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund or a particular Portfolio, as appropriate. The Investment Company Act of 1940, as amended (the “1940 Act”), defines the vote of a majority of the outstanding voting securities of a fund to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting securities of the fund are represented or (ii) more than 50% of the outstanding voting securities of the fund. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular Portfolio, such matter shall be deemed to have been effectively acted upon with respect to such Portfolio if a majority of the outstanding voting securities of such Portfolio votes for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

As a matter of fundamental policy, each Portfolio:

1. Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the Securities and Exchange Commission (“SEC”). This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.

2. Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio's total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase transactions.

3. Will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

4. Will not underwrite securities of other issuers, except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of Portfolio securities or when selling its own shares.

5. Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

6. Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning Portfolio securities.

7. Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Portfolio, provided that the Portfolio's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Non-Fundamental Investment Policy – All Portfolios

Each non-fundamental policy (whether for all Portfolios collectively or for a specific Portfolio individually) may be changed by the Fund’s Board of Directors (the “Board”) in the future without shareholder approval. As a matter of non-fundamental policy:

1. Each Portfolio will not invest, in the aggregate, more than 15% of its net assets (10% in the case of ON Bond Portfolio and ON BlackRock Balanced Allocation Portfolio) in illiquid securities. However, if more than 15% (10% in the case of the ON Bond Portfolio and ON BlackRock Balanced Allocation Portfolio) of Portfolio assets (defined as net assets plus the amount of any borrowings for investment purposes) are illiquid, a Portfolio's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Portfolio assets (10% in the case of the ON Bond Portfolio and ON BlackRock Balanced Allocation Portfolio).

2. Each Portfolio will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Portfolio except as may be necessary in connection with borrowings described in fundamental restriction (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Non-Fundamental Investment Policy – ON Bond Portfolio

As a matter of non-fundamental policy:

1. The Portfolio will not sell securities short or purchase securities on margin. This limitation does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its Portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

2. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in bonds.

Non-Fundamental Investment Policy – ON BlackRock Balanced Allocation Portfolio

As a matter of non-fundamental policy:

1. The Portfolio will not sell securities short or purchase securities on margin. This limitation does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its Portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

Non-Fundamental Investment Policies – ON BlackRock Advantage International Equity Portfolio

As a matter of non-fundamental policy:

1. The Portfolio will not purchase any securities on margin. This limitation does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its Portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

2. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in non-U.S. equity securities and equity-like instruments of companies included in or similar to those included in the MSCI EAFE Index (Net-USD).

Non-Fundamental Investment Policy – ON AB Small Cap Portfolio

As a matter of non-fundamental policy:

1. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in stocks of small capitalization companies.

Non-Fundamental Investment Policy – ON AB Mid Cap Core Portfolio

As a matter of non-fundamental policy:

1. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in stocks of medium capitalization companies.

Non-Fundamental Investment Policy – ON S&P 500® Index Portfolio

As a matter of non-fundamental policy:

1. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in common stocks and other securities of companies that are included in the S&P 500® Index.

Non-Fundamental Investment Policy – ON Federated High Income Bond Portfolio

As a matter of non-fundamental policy:

1. The Portfolio will not purchase any securities on margin. This limitation does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its Portfolio securities or depositing or paying initial or variation margin in connection with financial futures contracts, related options transactions or other permissible investments.

2. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in lower-rated (BB or lower) corporate debt obligations commonly referred to as “junk bonds.”

Non-Fundamental Investment Policy – ON BlackRock Advantage Large Cap Value Portfolio

As a matter of non-fundamental policy:

1. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in common stocks of large capitalization value companies.

Non-Fundamental Investment Policy – ON Nasdaq-100® Index Portfolio

As a matter of non-fundamental policy:

1. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in common stocks of companies that are included in the Nasdaq-100® Index.

Non-Fundamental Investment Policy – ON BlackRock Advantage Large Cap Core Portfolio

As a matter of non-fundamental policy:

1. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in common stocks of large capitalization U.S. companies.

Non-Fundamental Investment Policy – ON BlackRock Advantage Small Cap Growth Portfolio

As a matter of non-fundamental policy:

1. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in stocks of small capitalization U.S. companies.

Non-Fundamental Investment Policy – ON S&P MidCap 400® Index Portfolio

As a matter of non-fundamental policy:

1. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in common stocks and other securities that are included in the S&P MidCap 400® Index.

Non-Fundamental Investment Policy – ON BlackRock Advantage Large Cap Growth Portfolio

As a matter of non-fundamental policy:

1. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in stocks of large capitalization U.S. companies.

Certain Investments and Risks

The following disclosures supplement the “Principal Investment Strategies,” “Principal Investment Risks” and “Certain Investments and Related Risks” information set forth in the prospectus, and such prospectus disclosure is incorporated herein by reference. The debt security ratings referred to in the prospectus in connection with the investment policies of the Portfolios are defined in the Appendix to this Statement of Additional Information.

Call Options and Put Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put has the right to sell, the underlying security at the exercise price during the option period.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500® Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

Regulation as a Commodity Pool Operator

The Fund, on behalf of each of its Portfolios, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

Options on Futures Contracts and Financial Indexes

Instead of entering into a financial futures contract, a Portfolio may buy and write options on futures contracts and financial indexes. A Portfolio may buy an option giving it the right to enter into such a contract at a future date. A Portfolio also may write an option giving another party the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A Portfolio also may buy or write options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash. Financial futures contracts, options on such contracts and options on financial indexes may be used for hedging and investment purposes.

Margin Requirements for Futures Contacts

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits:

• are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and

• are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its FCM and the custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Adviser and sub-advisers attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business.

Derivative Transactions

The SEC has adopted a new regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Portfolios will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will require a Portfolio that qualifies as a “limited derivatives user” (generally, a Portfolio that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the Portfolio’s derivatives risks, while a Portfolio that does not so qualify will be required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the Portfolio incurs from its derivatives transactions. This new regulatory framework will also eliminate the asset segregation and coverage framework currently used by the Portfolios to comply with Section 18 of the 1940 Act in connection with options and futures contracts and certain other financing transactions.

Foreign Currency Transactions

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The ON BlackRock Advantage International Equity Portfolio and ON Federated High Income Bond Portfolio may engage in such transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally, a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Hybrid Instruments

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million Secured Overnight Financing (“SOFR”) swap would require one party to pay to the other party the equivalent of the SOFR rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Most swap agreements entered into by a Portfolio calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the custodian. A Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Portfolio's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio's illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Adviser or sub-adviser believes that the other party to the transaction is creditworthy. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Equity Securities

Equity securities include preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Warrants

Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less than a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. This increases the market risks of warrants as compared to the underlying security. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Short Sales

Until a security borrowed in connection with a short sale (as described in the prospectus) is replaced, a Portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral (but not including the proceeds of the short sale) will at all times be equal to at least 100% of the current value of the security sold short. A Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a Portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. In addition to the short sales discussed above, a Portfolio also may make short sales “against the box,” a transaction in which a Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Portfolio delivers the security to close the short position. A Portfolio receives the net proceeds from the short sale.

Borrowing Money

A Portfolio may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Portfolio. In addition, a Portfolio also may borrow from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio's total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase agreements. To the extent a Portfolio borrows, it may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. Borrowing for investment purposes will result in leveraging of a Portfolio’s assets and may cause a Portfolio to liquidate portfolio positions when it would not be advantageous to do so. Interest paid on borrowed funds will not be available for investment and will reduce net income.

Zero-Coupon and Pay-in-kind Debt Securities

Zero-coupon securities (or “step ups”) in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see “Convertible Securities,” in the prospectus). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a Portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.

When-Issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements in which the Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. There are no fees or other expenses, other than normal transaction costs. However, the Portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No Portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets.

Master Limited Partnerships

The Portfolios may invest in master limited partnerships (“MLPs”), which are equity securities that are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs’ investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Investments in the equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the limited partners and the general partner, cash flow risks, dilution risks and risk related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold. In addition, there are certain tax risks associated with an investment in an MLP because, as a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate.

The Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Portfolio will not.

Over-the-Counter Securities

Over-the-counter (“OTC”) securities are securities traded in a manner other than on a traditional exchange such as the NYSE. OTC transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Securities traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by a Portfolio in over-the-counter transactions may include an undisclosed dealer markup. There can be no assurance that a Portfolio will be able to close out an OTC position at an advantageous time or price.

Initial Public Offerings

The effect of initial public offerings (“IPOs”) on Portfolio performance depends on such factors as the number of IPOs in which a Portfolio invested, whether and to what extent the IPOs appreciated in value, and the Portfolio’s asset base. There is no assurance that a Portfolio’s investments in IPOs, if any, will have a positive effect on performance.

Royalty Trusts

Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows. Royalty trusts buy the right to the royalties on the production and sales of a natural resource company. Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital. The yield generated by a royalty trust is not guaranteed and could be volatile because developments in the oil, gas and natural resources markets will affect payouts. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets. Eventually, the income-producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions. The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust. Generally, higher yielding trusts have less time until depletion of proven reserves.

Exchange Traded Funds

Each Portfolio may invest in various exchange traded funds (“ETFs”). An ETF is a pooled investment vehicle with shares that trade intraday on stock exchanges at a market-determined price. Unlike a traditional mutual fund, investors cannot purchase or redeem shares directly from the ETF. Rather, investors may only buy and sell ETF shares on an exchange, much as they can buy or sell any listed equity security. The price of an ETF share on a stock exchange is influenced by the forces of supply and demand. While imbalances in supply and demand can cause the price of an ETF share to deviate from its NAV (that is, trade at a discount or premium to its NAV), substantial deviations tend to be short-lived for many ETFs.

Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

Index-based ETFs are designed to track the performance of specified market indexes. In some cases, an ETF may track a multiple of its index, an inverse of its index, or even a multiple inverse of its index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard & Poor’s Depositary Receipts are ETFs that track the S&P 500® Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country. ETFs also may hold a portfolio of debt securities. Because an index-based ETF may purchase, retain and sell securities at times when an actively managed fund would not do so, the Portfolio can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities. Certain funds may invest in actively managed ETFs. Actively managed ETFs do not seek to track the return of a particular market index. Instead, an actively managed ETF’s investment adviser, like that of an actively managed mutual fund, creates a unique mix of investments to meet a particular investment objective and policy.

The returns of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. A Portfolio will incur brokerage costs when it purchases ETFs.

Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Portfolios may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

Unless permitted by the 1940 Act, the Portfolios’ investments in unaffiliated ETFs that are structured as investment companies as defined in the 1940 Act are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Portfolio to limit its investments in any one ETF to 5% of the Portfolio’s total assets and 3% of the outstanding voting securities of the ETF. Moreover, a Portfolio’s investments in all ETFs may not currently exceed 10% of the Portfolio’s total assets under the 1940 Act, when aggregated with all other investments in investment companies. ETFs that are not structured as investment companies as defined in the 1940 Act are not subject to these percentage limitations.

Investment Companies

The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits a Portfolio’s investments in other investment companies to no more than 5% of the Portfolio’s total assets in any one investment company and no more than 10% in any combination of investment companies (except pursuant to certain rules under the 1940 Act or unless other limitations have been granted in an order issued by the SEC). The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. However, the Portfolios may invest in investment companies beyond these general limits pursuant to certain provisions of the 1940 Act or rules under the 1940 Act. The ON Moderately Conservative Model Portfolio, ON Balanced Model Portfolio, ON Moderate Growth Model Portfolio and ON Growth Model Portfolio are known as “funds of funds” because they seek to achieve their investment objectives by investing in other mutual funds. The Portfolios may invest in affiliated and unaffiliated underlying funds. New SEC Rule 12d1-4 under the 1940 Act is designed to streamline and enhance the regulatory framework for funds of funds arrangements by permitting acquiring funds to invest in the securities of other registered investment companies beyond certain statutory limits, subject to certain conditions. In connection with Rule 12d1-4, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, effective January 19, 2022.

Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or Portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities and instruments in which the mutual funds invest and the investment techniques they may employ. Mutual funds (including the underlying funds) may invest in securities or instruments other than those described in this SAI. Also, mutual funds charge fees and incur operating expenses.

A Portfolio may also invest in loan instruments, including trade finance loan instruments, and emerging market debt securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities. A Portfolio’s investment in the trade finance loan instruments through another investment company may expose the Portfolio to risks of loss after redemption. A Portfolio may also invest in such securities directly. These other investment companies are managed independently of the Portfolio and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.

Loans

Each Portfolio may invest in various commercial loans, including bridge loans, debtor-in-possession ("DIP") loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. Investments in bridge loans subject the Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Portfolio's only recourse will be against the property securing the DIP loan.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

Mixed and Shared Funding

In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. ONLAC, NSLAC and the Fund do not currently foresee any such disadvantage. The Board will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:

• changes in state insurance law;

• changes in federal income tax law;

• changes in the investment management of any Portfolio; or

• differences between voting instructions given by variable life and variable annuity contract owners.

The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. ONLAC’s and NSLAC’s separate accounts are the sole Fund shareholders. ONLAC and NSLAC will vote the Fund shares attributable to your contracts as you direct.

Money Market Instruments

U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a “when issued” basis at which time the rate of return will not have been set.

Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

Bankers’ Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower’s ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

Repurchase Agreements - Under a repurchase agreement, a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the Portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the Portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or sub-adviser to present minimal credit risks in accordance with criteria established by the Board. The Adviser and sub-advisers review and monitor the creditworthiness of sellers under the Board’s general supervision. The Fund only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Fund have possession of the collateral. These agreements must also provide that the Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The Portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund’s custodian.

If the seller were to default, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A Portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the Portfolio might have a delay in obtaining its collateral. The Portfolio would then have a loss if the collateral declines in value.

The period of these repurchase agreements is usually short, from overnight to one week. At no time will a Portfolio invest in repurchase agreements for more than one year. These transactions enable a Portfolio to earn a return on temporarily available cash.

Money Market Funds - Open-end management investment companies registered under the 1940 Act that are regulated as money market funds under Rule 2a-7 of the 1940 Act.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations in order to finance longer-term credit needs. They may include debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of their most recent financial statements in excess of $100 million.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells a debt security to a bank or broker-dealer. The Portfolio agrees to repurchase it at a mutually agreed upon time and price. The Portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed upon future date, the Portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the Portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the Portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The SEC views these transactions as collateralized borrowings by the Portfolio. The Portfolios must abide by their investment restrictions for borrowing money.

Leveraging (Borrowing for Investment Purposes)

The 1940 Act requires a Portfolio to maintain continuous asset coverage equal to three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a Portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the Portfolio to sell securities then.

Borrowing may increase a Portfolio’s net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay, that Portfolio’s net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that Portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The Portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Cyber Security

With the increased use of technologies such as the Internet, the Fund’s business is potentially susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect the Fund, Adviser, sub-advisers, intermediaries, or third party service providers whose operations may impact the Fund. It is possible that such an incident can result in financial losses, including but not limited to, losses arising from inability to process transactions, violations of privacy and other applicable laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future, which may result in a negative financial impact on the Fund and its shareholders. While the Fund and Adviser have established business continuity plans in the event of, and risk management systems to attempt to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that the Fund, Adviser, sub-advisers, intermediaries or third party service providers will avoid losses affecting the Fund due to cyber incidents or information security breaches in the future.

Risks Associated With the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser or any sub-advisers and accounts managed by affiliates of the Adviser or sub-advisers. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of Portfolio securities.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, a Portfolio may invest in taxable municipal securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

To Be Announced Securities

As with other delayed delivery transactions, a seller agrees to deliver a To Be Announced Security (“TBA”) at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

Portfolio Holdings Disclosure Policy

It is the policy of the Fund to publicly disclose holdings of all the Portfolios in accordance with regulatory requirements, such as in periodic Portfolio disclosure in filings with the SEC. Portfolio holding information is provided to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities including, without limitation, the Fund’s custodians, fund accountants, fund administrators, investment adviser (and consultants, if any, used by the Adviser with respect to a Portfolio), sub-advisers, independent registered public accounting firm, proxy voting service, and attorneys, as well as its officers and directors, all of whom remain subject to duties of confidentiality, including a duty not to trade on nonpublic information, whether imposed by law or by contract.

Certain Portfolio information, such as top ten holdings (or, for Portfolios that invest primarily in underlying funds, a list of all underlying funds and/or top ten holdings of the underlying funds), sector holdings, and other Portfolio characteristics data may also be publicly disclosed via the Fund’s website or otherwise no sooner than 15 days following the last day each calendar month.

There are numerous mutual fund evaluation services that analyze the Portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or to subscribers to their service. Also, there are third-party services that enable the Adviser (or any sub-adviser), to perform Portfolio analytics and reconciliations. These services must obtain data from the custodian(s) to supply timely, frequently updated holdings information to the Adviser (or any sub-adviser) for this limited purpose. In addition, there are third-party services that may be engaged to monitor and file class action claims for the Portfolios, and that must obtain daily holdings information from the custodian(s) for that purpose. The Fund may distribute (or authorize a service provider to distribute) Portfolio holdings to these mutual fund evaluation services and third party services before public disclosure is made, on an ongoing basis. These services sign a written confidentiality agreement that prohibits them from distributing Portfolio holdings or the results of their analyses to third-parties. No person receives any compensation for the disclosure of Portfolio holdings.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Fund’s Chief Compliance Officer.

Management of the Fund

Directors and Officers of the Fund

The Board is responsible for overseeing the management of all the Fund’s Portfolios. The Board can amend the Fund’s By-laws, elect its officers, declare and pay dividends, and exercise all the Fund’s powers except those reserved to the shareholders.

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Christopher A. Carlson Age 63	Chairman, Director	Indefinite; Since July 2020	President/Vice Chairman (and other positions): Ohio National Financial Services (June, 1993 – December, 2018)	25	None
George M. Vredeveld Age 79	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	Professor Emeritus, Finance: University of Cincinnati (January 2014-present); Honorary Consul: Republic of Bulgaria (2019-present)	25	None

[1] The mailing address of each Officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Geoffrey Keenan Age 63	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	Executive Vice President, Asset Management Operations: Acrisure LLC (May 2021 – December 2021); Retired (2013 – May 2021); Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995-2013)	25	None
Madeleine W. Ludlow Age 67	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	Founder/Managing Director: West Capital Partners LLC (2010-present); Director, ALLETE, Inc. (2004 – present)	25	Managing Director: West Capital Partners LLC; Director: ALLETE, Inc.
Lawrence L. Grypp Age 73	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	Senior Business Advisor and Board Member (January 2018 – present); President: Goering Center for Family and Private Business (August 2008 – December 2017)	25	None
Officers
Tara York Age 33	President	Indefinite; Since February 2021

Vice President, Annuity Funds Complex and Product Management, ONLIC (May 2021 – present); Second Vice President, Head of Investment Manager Research: ONLIC (May 2017 – present); Client Portfolio Manager, PNC Institutional Asset Management (September 2013 – May 2017)

				NA	NA
Paul J. Gerard Age 62	Vice President	Indefinite; Since March 2016	Senior Vice President and Chief Investment Officer: ONLIC and NSLAC (January 2016 - present)	NA	NA

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Keith Dwyer Age 49	Chief Compliance Officer	Indefinite; Since November 2015

Chief Compliance Officer, Separate Accounts: ONLIC (November 2015 – present); Second Vice President, Fund Compliance: ONLIC (August 2016 - present); Director, Fund Compliance: ONLIC (January 2015 - August 2016); Administrator, Fund Compliance: ONLIC (January 2014 - January 2015); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management ("FCM") (August 2016 – December 2017); Chief Compliance Officer: Suffolk Capital Management, LLC (“Suffolk”) (August 2016 - December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015 - August 2016)

				NA	NA
R. Todd Brockman Age 53	Treasurer	Indefinite; Since August 2004	Vice President, Mutual Fund Operations: ONLIC and NSLAC (February 2014-present); Treasurer: ONI (August 2004 - present)	NA	NA
Kimberly A. Plante Age 48	Secretary	Indefinite; Since March 2005

Vice President and Counsel: ONLIC (November 2017-present); Second Vice President and Counsel: ONLIC (January 2016-November 2017); Senior Associate Counsel: ONLIC (January 2011-January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies (March 2005 – present)

				NA	NA

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Daniel P. Leming Age 37	Assistant Treasurer	Indefinite; Since March 2016

Assistant Vice President, Mutual Fund Operations: ONLIC (December 2020 – present); Director, Fund Operations and Analysis: ONLIC (July 2018 - present); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 – June 2018); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016)

				NA	NA
Timothy A. Abbott Age 50	Assistant Secretary	Indefinite; Since February 2022	Senior Attorney, ONLIC (March 2021– present); Compliance Consultant, ONLIC (January 2017 – March 2021); Senior Compliance Analyst (March 2015 – January 2017)	NA	NA

Qualifications of the Board of Directors. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other mutual funds, public or private companies, non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he should serve as a Director.

Dr. Vredeveld has served as a Director of the Fund for more than 25 years and has over 40 years of experience as a professor of economics and as the president of an organization promoting economic research and education. Ms. Ludlow has extensive business and financial industry experience, including serving as the founder, president, chief executive officer, chief financial officer or treasurer of several operating companies and serving as a trustee or director of several public and non-profit organizations. Mr. Keenan has extensive business and financial industry experience, including serving as an executive vice president and chief operating officer of a registered investment adviser. Mr. Grypp has several years of experience in the financial industry including serving as president and chief executive officer of two major life insurance companies and serving as chairman of two national investment broker dealers. Previously, he was the chair of an investment committee of a premier health care provider in Ohio. Mr. Carlson has over 26 years of experience with ONLIC, including 12 years as Chief Investment Officer, and has extensive experience in the industry. Previously, he was the President of the Adviser and the Fund.

Specific details about each Director’s professional experience appear in the professional biography tables above.

Structure and Oversight

Board Structure. Christopher Carlson currently serves as Chairman. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman. The Chairman develops the agenda of each meeting together with management; and chairs the meetings of the Independent Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

In addition, the Directors have appointed Lawrence L. Grypp as Lead Independent Director. The Lead Independent Director acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors. The Lead Independent Director is responsible for coordinating the activities of the Independent Directors, including calling regular meetings and executive sessions of the Independent Directors; developing the agenda of each meeting together with the Chairman and management; and chairing the meetings of the Independent Directors. The Chairman and Lead Independent Director may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, sub-advisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and Independent Directors’ counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, sub-advisers and other service providers to the Fund. Although the risk management policies of the Adviser, sub-advisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. The Board met five times in 2021.

Committees. The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the Independent Directors’ own independent legal counsel to review matters of Fund governance. The Independent Directors also review investment advisory agreements and sub-advisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2021. All members attended those meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met two times in 2021. The Audit Committee has elected Ms. Ludlow as its Chairman. Ms. Ludlow has been designated by the Board as an “Audit Committee financial expert.”

Director Ownership in the Fund

None of the Directors directly owns shares of the Fund. As of December 31, 2021, with the exception of Mr. Carlson, the Directors owned no variable contracts issued by Ohio National that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director, including Mr. Carlson, as of December 31, 2021:

Director	Dollar Range of Beneficial Ownership of the Fund as of December 31, 2021*	Aggregate Dollar Amount of all Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of December 31, 2021*

Independent Directors

Christopher A. Carlson	over $100,000	over $100,000

George M. Vredeveld	None	None
Madeleine W. Ludlow	None	None
Lawrence L. Grypp	None	None
Geoffrey Keenan	None	None

Ownership of Securities of the Adviser and Related Companies

As of December 31, 2021, no Independent Directors nor any of their immediate family members owned, beneficially or of record, securities of the Adviser, any sub-adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any sub-adviser or the distributor.

Compensation of Directors

Directors were compensated as follows in 2021:

Director	Aggregate Compensation From the Fund
George M. Vredeveld	$160,000
Madeleine W. Ludlow	$165,000
Lawrence L. Grypp	$166,250
Geoffrey Keenan	$167,500
Christopher A. Carlson	$167,500

Officers of the Fund who are employees or officers of the Adviser, ONLIC, ONLAC or NSLAC receive no compensation from the Fund. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act (and the Adviser has adopted a Code of Ethics under Rule 204A-1 under the Investment Advisers Act, as amended). These codes restrict Directors, employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities during a period within seven days of the Fund’s purchase or sale of such security. Pursuant to the Sarbanes-Oxley Act of 2002, the Fund has also adopted a Code of Ethics for the Fund’s President (the principal executive officer) and Treasurer (the principal financial and accounting officer).

Proxy Voting Policies

The Adviser votes proxies relating to the securities owned by the Fund in accordance with policies and procedures established by the Board, subject to the continued review and oversight of the Board.

The Adviser has established a Proxy Committee to implement these policies, and to develop and maintain the Adviser’s Proxy Voting Guidelines, which are also approved by the Board. Pursuant to the Fund’s policies, the Proxy Committee makes the decision whether to vote on a proposal and, if so, how to vote.

The Proxy Voting Guidelines, and the Fund’s policies, require proxy voting only for proposals that the Adviser believes may have an impact on the long term economic value of the securities involved, or may otherwise affect the interests of the Fund’s shareholders and underlying contract owners. The Board has instructed the Adviser that it is not necessary to vote all proxies, and has given the Adviser the discretion to limit voting to those proxy proposals that the Adviser believes may have such an impact. Generally, such proposals would include proposals that affect a company’s capital structure (such as mergers, acquisitions and corporate restructurings), affect voting rights or preferences, involve shareholder rights plans or other anti-takeover proposals, involve authorization of additional capital or debt, or involve equity compensation plans. Some of these proposals may require case-by-case consideration by the Proxy Committee, as they are more subjective in nature and the committee’s decisions could be dependent on specific facts and circumstances.

The Board has authorized the Fund to engage Glass Lewis & Co. to obtain, vote, and record proxies in accordance with the approved Proxy Voting Guidelines. For proxy proposals that require case-by-case direction from the Proxy Committee, due to their non-routine, complex, or subjective nature, Glass Lewis & Co. provides the Proxy Committee with research and analysis that it has obtained or formulated. The Proxy Committee may use such information, along with other sources of information, for guidance in making its voting decisions. To the extent the Adviser chooses to vote on proxy proposals on matters that are clearly defined and directed by objective and observable parameters as prescribed by the Proxy Voting Guidelines, Glass Lewis & Co. is given discretion by the Adviser to vote without further guidance from the Proxy Committee.

In all cases, the Proxy Committee and Adviser are obligated to vote in the interests of shareholders and underlying contract owners. If a potential conflict arises between the interests of the Adviser (or members of the Proxy Committee) and those of the shareholders and underlying contract owners, the Proxy Committee will refer the issue to the Board to decide whether to vote and how to vote. The committee may also refer issues to the Board whenever the committee sees fit or when a majority of the committee is unable to resolve an issue.

To obtain information about how the Adviser voted with respect to a security held by the Fund during the most recent 12 months ended June 30, or a copy of the Fund’s Proxy Voting Guidelines, send a written request to:

R. Todd Brockman, Treasurer

Ohio National Investments, Inc.

One Financial Way

Montgomery, Ohio 45242

You may also obtain this information by calling the Fund at 800-366-6654 or by logging on to the SEC’s website at www.sec.gov

Shareholders’ Meetings

The Fund’s by-laws do not require that shareholders meetings be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of certain investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.

Investment Advisory and Other Services

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLIC. The Adviser is a wholly-owned subsidiary of ONLIC. The Adviser uses ONLIC’s investment personnel and administrative systems.

The Adviser regularly furnishes to the Board recommendations with respect to an investment program consistent with the investment policies of each Portfolio. Upon approval of an investment program by the Board, the Adviser or sub-adviser implements the program by placing the orders for the purchase and sale of securities.

The Adviser’s services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers, for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services, (other than those provided by agreement with State Street Bank), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on Portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders’ meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each Portfolio’s average daily net assets during the month for which the fees are paid based on the following schedule:

ON Bond Portfolio	ON BlackRock Advantage Large Cap Value Portfolio*
0.60% of first $100 million	0.67% of first $500 million
0.50% of next $150 million	0.65% over $500 million
0.45% of next $250 million
0.40% of next $500 million	ON Nasdaq-100® Index Portfolio
0.30% of next $1 billion	0.40% of first $100 million
0.25% over $2 billion	0.35% of next $150 million
0.33% over $250 million
ON BlackRock Balanced Allocation Portfolio†
0.58% of first $100 million	ON BlackRock Advantage Large Cap Core Portfolio†
0.50% of next $150 million	0.64% of first $500 million
0.45% of next $250 million	0.62% over $500 million
0.40% of next $500 million
0.30% of next $1 billion	ON BlackRock Advantage Small Cap Growth Portfolio†
0.25% over $2 billion	0.78% of first $100 million
0.75% of next $400 million
ON BlackRock Advantage International Equity Portfolio*	0.70% over $500 million

0.72% of first $200 million
0.70% of next $800 million	ON S&P MidCap 400® Index Portfolio
0.66% over $1 billion	0.40% of first $100 million
0.35% of next $150 million
ON Janus Henderson Forty Portfolio+	0.33% over $250 million
0.73% of first $100 million
0.68% of next $400 million	ON BlackRock Advantage Large Cap Growth Portfolio†
0.63% over $500 million	0.66% of first $500 million
0.64% over $500 million
ON AB Small Cap Portfolio
0.73% of first $400 million	ON Risk Managed Balanced Portfolio††
0.675% of next $200 million	0.88% of first $500 million
0.63% over $600 million	0.74% of next $1.3 billion
0.72% over $1.8 billion
ON AB Mid Cap Core Portfolio
0.715% of first $100 million	ON Moderately Conservative Model Portfolio
0.71% of next $200 million	0.40% of all net assets
0.69% of next $200 million
0.66% over $500 million	ON Balanced Model Portfolio
0.40% of all net assets
ON S&P 500® Index Portfolio
0.40% of first $100 million	ON Moderate Growth Model Portfolio
0.35% of next $150 million	0.40% of all net assets
0.33% over $250 million
ON Growth Model Portfolio
ON Federated High Income Bond Portfolio	0.40% of all net assets
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million

† Rates effective February 1, 2019

+ Rates effective June 1, 2019

* Rates effective December 6, 2019

†† Rates effective May 1, 2020

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Portfolios. The Adviser has engaged a sub-adviser for each of the ON BlackRock Advantage International Equity Portfolio, ON Janus Henderson Forty Portfolio, ON AB Small Cap Portfolio, ON AB Mid Cap Core Portfolio, ON S&P 500® Index Portfolio, ON Federated High Income Bond Portfolio, ON BlackRock Advantage Large Cap Value Portfolio, ON Nasdaq-100® Index Portfolio, ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Small Cap Growth Portfolio, ON S&P MidCap 400® Index Portfolio, ON Risk Managed Balanced Portfolio, and the equity component of the ON BlackRock Balanced Allocation Portfolio subject to the approval of the Board. The Adviser has entered into Sub-Advisory Agreements with Janus, Geode, Federated Investment, BlackRock and AllianceBernstein as the case may be, to manage the investment and reinvestment of those Portfolios’ assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:

ON BlackRock Balanced Allocation Portfolio†

(BlackRock)

0.20% of first $500 million‡

0.18% over $500 million‡

ON BlackRock Advantage International Equity Portfolio†

(BlackRock)

0.32% of first $200 million

0.30% over $200 million

ON BlackRock Advantage Large Cap Value Portfolio†

(BlackRock)

0.20% of first $500 million‡

0.18% over $500 million‡

ON Nasdaq-100® Index Portfolio*

(Geode)

0.05% of first $100 million

0.04% of next $150 million

0.03% over $250 million

ON Janus Henderson Forty Portfolio+

(Janus)

0.40% of first $100 million

0.35% of next $400 million

0.30% over $500 million

ON AB Small Cap Portfolio

(AllianceBernstein)

0.32% of first $400 million

0.29% of next $200 million

0.255% over $600 million

ON AB Mid Cap Core Portfolio

(AllianceBernstein)

0.28% of first $100 million

0.27% of next $200 million

0.265% of next $200 million

0.26% over $500 million

ON S&P 500® Index Portfolio*++

(Geode)

0.01% of the average daily net assets

ON Federated High Income Bond Portfolio

(Federated Investment)

0.50% of first $30 million

0.40% of next $20 million

0.30% of next $25 million

0.25% over $75 million

ON BlackRock Advantage Large Cap Core Portfolio†

(BlackRock)

0.20% of first $500 million‡

0.18% over $500 million‡

ON BlackRock Advantage Small Cap Growth Portfolio++

(BlackRock)

0.40% of first $250 million

0.35% over $250 million

ON S&P MidCap 400® Index Portfolio*

(Geode)

0.039% of first $100 million

0.038% of next $150 million

0.037% of next $250 million

0.036% of next $500 million

0.035% over $1 billion

ON BlackRock Advantage Large Cap Growth Portfolio†

(BlackRock)

0.20% of first $500 million‡

0.18% over $500 million‡

ON Risk Managed Balanced Portfolio††

(AllianceBernstein)

0.50% of first $400 million

0.40% of next $800 million

0.30% over $1.2 billion

* Subject to a cumulative annual minimum of $150,000 for all Portfolios sub-advised by Geode.

+ Rates effective June 1, 2019

++ Rates effective September 1, 2019

† Rates effective December 6, 2019

‡ Of the combined average daily net assets of the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Large Cap Growth Portfolio, ON BlackRock Advantage Large Cap Value Portfolio and the portion of the ON BlackRock Balanced Allocation Portfolio which is managed by BlackRock.

†† Rates effective May 1, 2020

The following investment advisory fees from each of the Fund’s Portfolios were paid to the Adviser for each of the indicated years, ended December 31:

	2021	2020	2019
ON Bond Portfolio	1,497,954	1,487,870	1,386,276
ON BlackRock Balanced Allocation Portfolio	2,632,446	2,497,090	1,138,421
ON BlackRock Advantage International Equity Portfolio	3,609,129	3,183,550	3,538,998
ON Janus Henderson Forty Portfolio	1,328,465	1,338,550	1,409,358
ON AB Small Cap Portfolio	1,324,093	1,282,182	1,397,649
ON AB Mid Cap Core Portfolio	813,513	840,490	910,177
ON S&P 500® Index Portfolio	4,348,792	3,823,791	3,947,669
ON Federated High Income Bond Portfolio	1,240,293	1,249,784	1,411,857
ON BlackRock Advantage Large Cap Value Portfolio	2,284,779	1,948,324	2,271,851
ON Nasdaq-100® Index Portfolio	1,340,508	1,266,460	1,216,909
ON BlackRock Advantage Large Cap Core Portfolio	2,766,912	2,520,166	1,448,556

ON BlackRock Advantage Small Cap Growth Portfolio	1,563,839	1,435,187	898,435
ON S&P MidCap 400® Index Portfolio	1,551,475	1,412,352	1,295,536
ON BlackRock Advantage Large Cap Growth Portfolio	678,022	703,332	703,802
ON Risk Managed Balanced Portfolio	3,939,091	3,595,387	3,427,198
ON Moderately Conservative Model Portfolio*	1,175,021	715,423	651,891
ON Balanced Model Portfolio*	4,489,849	3,760,177	3,674,284
ON Moderate Growth Model Portfolio*	7,984,978	7,064,214	7,488,251
ON Growth Model Portfolio*	1,805,950	1,531,114	1,647,809
Total	$46,375,109	$41,655,443	$40,385,811

* The following additional amounts were earned but waived by the Adviser as described below:

	2021	2020
ON Moderately Conservative Model Portfolio*	$64,732	$162,366
ON Balanced Model Portfolio*	$137,994	$416,068
ON Moderate Growth Model Portfolio*	-	$163,559
ON Growth Model Portfolio*	-	$55,388

* The Adviser has contractually agreed (the “Fee Waiver Agreement”) to make payments (by waiving management fees and/or reimbursing expenses of the Fund) to the extent necessary to maintain the total annual fund operating expenses (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses associated with investments in derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the 1940 Act; any administrative and/or shareholder servicing fees payable pursuant to a plan approved by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Fund officers and Directors and contractual indemnification of Portfolio service providers); and other expenses that the Directors agree have not been incurred in the ordinary course of the Portfolio’s business) at no more than the following rates listed below as described in the Fee Waiver Agreement:

ON Moderately Conservative Model Portfolio	1.00%
ON Balanced Model Portfolio	1.00%
ON Moderate Growth Model Portfolio	1.07%
ON Growth Model Portfolio	1.14%

* The Fee Waiver Agreement will continue at least through April 30, 2023. The Fee Waiver Agreement may only be terminated with the consent of the Board. Under the Fee Waiver Agreement, the Adviser may waive fees or reimburse expenses. Under the Fee Waiver Agreement, the Adviser is entitled to reimbursement of any excess expense payments paid by it in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable annual limit in effect at the time of the expense payment or the reimbursement.

The Investment Advisory Agreement also provides that if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of such Portfolio’s average daily net asset value, the Adviser will pay such expenses. For 2021, the Advisor paid no such fees.

Under a Service Agreement among the Fund, the Adviser and ONLIC, ONLIC has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLIC for its expenses in this regard.

The Board and the shareholders of the respective Portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

	Board of Directors	Shareholders
ON Bond Portfolio	06-22-2021	N/A
ON BlackRock Balanced Allocation Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
ON BlackRock Balanced Allocation Portfolio (Sub-Advisory)	06-22-2021	N/A
ON BlackRock Advantage International Equity Portfolio (Investment Advisory	06-22-2021	8-30-2021

and Service)
ON BlackRock Advantage International Equity Portfolio (Sub-Advisory)	06-22-2021	N/A
ON Janus Henderson Forty Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
ON Janus Henderson Forty Portfolio (Sub-Advisory)	06-22-2021	N/A
ON AB Small Cap Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
ON AB Small Cap Portfolio (Sub-Advisory)	06-22-2021	N/A
ON AB Mid Cap Core Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
ON AB Mid Cap Core Portfolio (Sub-Advisory)	06-22-2021	N/A
ON S&P 500® Index Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
ON S&P 500® Index Portfolio (Sub-Advisory)	06-22-2021	N/A
ON Federated High Income Bond Portfolio	06-22-2021	8-30-2021
ON BlackRock Advantage Large Cap Value Portfolio	06-22-2021	N/A
ON Nasdaq-100® Index Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
ON Nasdaq-100® Index Portfolio (Sub-Advisory)	06-22-2021	N/A
ON BlackRock Advantage Large Cap Core Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
ON BlackRock Advantage Large Cap Core Portfolio (Sub-Advisory)	06-22-2021	N/A
ON BlackRock Advantage Small Cap Growth Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
ON BlackRock Advantage Small Cap Growth Portfolio (Sub-Advisory)	06-22-2021	N/A
ON S&P MidCap 400® Index Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
ON S&P MidCap 400® Index Portfolio (Sub-Advisory)	06-22-2021	N/A
ON BlackRock Advantage Large Cap Growth Portfolio (Investment Advisory and Service)	06-22-2021	8-30-2021
ON BlackRock Advantage Large Cap Growth Portfolio (Sub-Advisory)	06-22-2021	N/A
ON Risk Managed Balanced Portfolio	06-22-2021	8-30-2021
ON Moderately Conservative Model Portfolio	06-22-2021	8-30-2021
ON Balanced Model Portfolio	06-22-2021	8-30-2021
ON Moderate Growth Model Portfolio	06-22-2021	8-30-2021
ON Growth Model Portfolio	06-22-2021	8-30-2021

Following an initial two year term, these agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund’s Directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board or by a majority of the outstanding voting securities of each Portfolio voting separately.

The Board reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. In reviewing the agreements, the Board reviews information provided to it by the Adviser and sub-advisers before the meeting. The Board considers the nature and quality of services provided by the Adviser and each sub-adviser, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser’s income, expenses and profitability, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which Portfolio securities are purchased and sold. The performance of each Portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the Board requests and receives information from the Adviser and sub-advisers relative to these factors. The Board also considers the Adviser’s and sub-advisers’ compliance with investment policies, regulatory requirements and ethical standards. The independent directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement (and with respect to the Investment Advisory/Sub-Advisory Agreements, each Portfolio) is considered separately on its own merits.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated as to any Portfolio at any time without the payment of any penalty, on 60 days’ written notice to the Adviser by the Board or by a vote of the majority of the Portfolio’s outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLIC on 90 days’ written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days’ written notice to the Fund and the other party. Any agreement will automatically terminate in the event of its assignment.

The SEC has issued an order permitting the Adviser, subject to the Board’s approval and oversight, to enter into, materially amend and terminate Sub-Advisory Agreements (other than with affiliated sub-advisers). The shareholders of each Portfolio then in existence approved this arrangement on April 30, 2002.

PORTFOLIO MANAGERS

ON Bond Portfolio

Portfolio Manager: Gary Rodmaker

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*
Registered Investment Companies	5 funds / $4.0 billion
Other Pooled Investment Vehicles	0 / $0

Other Accounts	9 / $4.9 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

Compensation: Gary Rodmaker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark and performance vs. the portfolio’s peer group both calculated over one and three year time periods. A portion of Mr. Rodmaker’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: None

ON BlackRock Balanced Allocation Portfolio (Fixed Income Portion)

Portfolio Manager: Gary Rodmaker

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets*

Registered Investment Companies	5 funds / $4.1 billion

Other Pooled Investment Vehicles	0 / $0

Other Accounts	9 / $4.9 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

Compensation: Gary Rodmaker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio’s benchmark and performance vs. the portfolio’s peer group both calculated over one and three year time periods. A portion of Mr. Rodmaker’s variable annual incentive compensation is discretionary and is based on a number of factor’s including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

Ownership of Shares: None

ON BlackRock Balanced Allocation Portfolio (Equity Portion)

Portfolio Manager: Raffaele Savi

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	35 / $23.42 billion	0 / $0
Other Pooled Investment Vehicles	43 / $21.70 billion	4 / $2.65 billion
Other Accounts	17 / $33.44 billion	3 / $13.09 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON BlackRock Balanced Allocation Portfolio (Equity Portion)

Portfolio Manager: Travis Cooke

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	33 / $20.15 billion	0 / $0
Other Pooled Investment Vehicles	60 / $16.68 billion	2 / $1.86 billion
Other Accounts	16 / $10.70 billion	5 / $5.75 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Cooke is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Cooke may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Cooke may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON S&P 500® Index Portfolio

Portfolio Managers: Louis Bottari and Peter Matthew are Senior Portfolio Managers, and Robert Regan, Dan Glenn, Payal Gupta, Thomas O’Brien, CFA, Navid Sohrabi, CFA, and Chris Toth, CFA, Josh Posner, CFA, and Tom Siwik, CFA, are Portfolio Managers of the Portfolio.

Louis Bottari is a Senior Portfolio Manager. He has been with Geode since 2008. Prior to becoming a Senior Portfolio Manager, Mr. Bottari was a Portfolio Manager with Geode since 2010 and an Assistant Portfolio Manager with Geode since 2008. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Peter Matthew is a Senior Portfolio Manager. He has been with Geode since 2007. Prior to becoming a Senior Portfolio Manager, Mr. Matthew was a Portfolio Manager with Geode since 2016 and an Assistant Portfolio Manager with Geode since 2011. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Robert Regan is a Portfolio Manager. He has been with Geode since 2016. Prior to joining Geode, Mr. Regan was a Senior Implementation Portfolio Manager at State Street Global Advisors from 2008 to 2016. Previously, Mr. Regan was employed by PanAgora Asset Management from 1997 to 2008, most recently as a Portfolio Manager. Mr. Regan began his career at Investors Bank and Trust.

Dan Glenn is a Portfolio Manager. He has been with Geode since 2018. Prior to joining Geode, Mr. Glenn was an Associate Portfolio Manager at Proshares from 2016 to 2018. Previously, Mr. Glenn worked as an Operations Associate at Declaration Management and Research LLC from 2007 to 2009.

Payal Gupta is a Portfolio Manager. She has been with Geode since 2019. Prior to joining Geode, Ms. Gupta was employed by State Street Global Advisors from 2005 to 2019, most recently as a Senior Portfolio Manager. Previously, Ms. Gupta worked at Concentra Integrated Services and at Morgan Stanley.

Thomas O’Brien, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. O’Brien was a Vice President at The Northern Trust Company. Prior to working at The Northern Trust Company from 2004 to 2019, Mr. O’Brien worked as a Portfolio Manager at State Street Global Advisors from 2000 to 2004.

Navid Sohrabi, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Sohrabi was an Index Portfolio Manager and Quantitative Strategist at DWS from 2015 to 2019. Previously, Mr. Sohrabi worked as a Derivatives Trader and Analyst at Analytic Investors from 2013 to 2015.

Chris Toth, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Toth was a Portfolio Manager and Trader at Proteus Capital from 2013 to 2018. Previously, Mr. Toth worked as an Associate Portfolio Manager, Analyst and Trader at BlackRock from 2003 to 2012.

Josh Posner, CFA, is a Portfolio Manager. He has been with Geode since 2020. Prior to joining Geode, Mr. Posner was an Assistant Portfolio Manager and worked as an Equity Trader at Vanguard, LLC.

Tom Siwik, CFA, is a Portfolio Manager. He has been with Geode since 2022. Prior to joining Geode, Mr. Siwik was a Portfolio Manager at Abu Dhabi Investment Authority from 2011 to 2022. Previously, Mr. Siwik worked at State Street Global Advisors from 2004 to 2011.

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2021.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*

Louis Bottari	86 / $904,821 million	83 / $86,813 million	8 / $4,001 million
Peter Matthew	86 / $904,821 million	83 / $86,813 million	8 / $4,001 million
Robert Regan	77 / $889,306 million	80 / $86,454 million	9 / $4,261 million
Dan Glenn	77 / $889,306 million	80 / $86,454 million	8 / $4,001 million
Payal Gupta	77 / $889,306 million	80 / $86,454 million	8 / $4,001 million
Thomas O’Brien	77 / $889,306 million	80 / $86,454 million	8 / $4,001 million
Navid Sohrabi	77 / $889,306 million	80 / $86,454 million	8 / $4,001 million
Chris Toth	77 / $889,306 million	80 / $86,454 million	8 / $4,001 million
Josh Posner	77 / $889,306 million	80 / $86,454 million	8 / $4,001 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.

There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.

Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.

Compensation: Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Fund’s relative investment performance measured against the Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Ownership of Shares:

Louis Bottari: None

Peter Matthew: None

Robert Regan: None

Dan Glenn: None

Payal Gupta: None

Thomas O’Brien: None

Navid Sohrabi: None

Chris Toth: None

Josh Posner: None

ON Nasdaq-100® Index Portfolio

Portfolio Managers: Louis Bottari and Peter Matthew are Senior Portfolio Managers, and Robert Regan, Dan Glenn, Payal Gupta, Thomas O’Brien, CFA, Navid Sohrabi, CFA, and Chris Toth, CFA, Josh Posner, CFA, and Tom Siwik, CFA, are Portfolio Managers of the Portfolio.

Louis Bottari is a Senior Portfolio Manager. He has been with Geode since 2008. Prior to becoming a Senior Portfolio Manager, Mr. Bottari was a Portfolio Manager with Geode since 2010 and an Assistant Portfolio Manager with Geode since 2008. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Peter Matthew is a Senior Portfolio Manager. He has been with Geode since 2007. Prior to becoming a Senior Portfolio Manager, Mr. Matthew was a Portfolio Manager with Geode since 2016 and an Assistant Portfolio Manager with Geode since 2011. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Robert Regan is a Portfolio Manager. He has been with Geode since 2016. Prior to joining Geode, Mr. Regan was a Senior Implementation Portfolio Manager at State Street Global Advisors from 2008 to 2016. Previously, Mr. Regan was employed by PanAgora Asset Management from 1997 to 2008, most recently as a Portfolio Manager. Mr. Regan began his career at Investors Bank and Trust.

Dan Glenn is a Portfolio Manager. He has been with Geode since 2018. Prior to joining Geode, Mr. Glenn was an Associate Portfolio Manager at Proshares from 2016 to 2018. Previously, Mr. Glenn worked as an Operations Associate at Declaration Management and Research LLC from 2007 to 2009.

Payal Gupta is a Portfolio Manager. She has been with Geode since 2019. Prior to joining Geode, Ms. Gupta was employed by State Street Global Advisors from 2005 to 2019, most recently as a Senior Portfolio Manager. Previously, Ms. Gupta worked at Concentra Integrated Services and at Morgan Stanley.

Thomas O’Brien, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. O’Brien was a Vice President at The Northern Trust Company. Prior to working at The Northern Trust Company from 2004 to 2019, Mr. O’Brien worked as a Portfolio Manager at State Street Global Advisors from 2000 to 2004.

Navid Sohrabi, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Sohrabi was an Index Portfolio Manager and Quantitative Strategist at DWS from 2015 to 2019. Previously, Mr. Sohrabi worked as a Derivatives Trader and Analyst at Analytic Investors from 2013 to 2015.

Chris Toth, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Toth was a Portfolio Manager and Trader at Proteus Capital from 2013 to 2018. Previously, Mr. Toth worked as an Associate Portfolio Manager, Analyst and Trader at BlackRock from 2003 to 2012.

Josh Posner, CFA, is a Portfolio Manager. He has been with Geode since 2020. Prior to joining Geode, Mr. Posner was an Assistant Portfolio Manager and worked as an Equity Trader at Vanguard, LLC.

Tom Siwik, CFA, is a Portfolio Manager. He has been with Geode since 2022. Prior to joining Geode, Mr. Siwik was a Portfolio Manager at Abu Dhabi Investment Authority from 2011 to 2022. Previously, Mr. Siwik worked at State Street Global Advisors from 2004 to 2011.

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2021.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*

Louis Bottari	86 / $905,795 million	83 / $86,813 million	8 / $4,001 million
Peter Matthew	86 / $905,795 million	83 / $86,813 million	8 / $4,001 million
Robert Regan	77 / $890,280 million	80 / $86,454 million	9 / $4,261 million
Dan Glenn	77 / $890,280 million	80 / $86,454 million	8 / $4,001 million
Payal Gupta	77 / $890,280 million	80 / $86,454 million	8 / $4,001 million
Thomas O’Brien	77 / $890,280 million	80 / $86,454 million	8 / $4,001 million
Navid Sohrabi	77 / $890,280 million	80 / $86,454 million	8 / $4,001 million
Chris Toth	77 / $890,280 million	80 / $86,454 million	8 / $4,001 million
Josh Posner	77 / $890,280 million	80 / $86,454 million	8 / $4,001 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.

There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.

Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.

Compensation: Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Fund’s relative investment performance measured against the Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Ownership of Shares:

Louis Bottari: None

Peter Matthew: None

Robert Regan: None

Dan Glenn: None

Payal Gupta: None

Thomas O’Brien: None

Navid Sohrabi: None

Chris Toth: None

Josh Posner: None

ON BlackRock Advantage Large Cap Core Portfolio

Portfolio Manager: Raffaele Savi

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	35 / $23.42 billion	0 / $0
Other Pooled Investment Vehicles	43 / $21.70 billion	4 / $2.65 billion
Other Accounts	17 / $33.44 billion	3 / $13.09 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON BlackRock Advantage Large Cap Core Portfolio

Portfolio Manager: Travis Cooke

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	33 / $20.10 billion	0 / $0
Other Pooled Investment Vehicles	60 / $16.68 billion	2 / $1.86 billion
Other Accounts	16 / $10.70 billion	5 / $5.75 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Cooke is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Cooke may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Cooke may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON BlackRock Advantage Small Cap Growth Portfolio

Portfolio Manager: Raffaele Savi

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based
Registered Investment Companies	36 / $18.34 billion	0 / $0

Other Pooled Investment Vehicles	43 / $21.70 billion	4 / $2.65 billion
Other Accounts	17 / $33.44 billion	3 / $13.09 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON BlackRock Advantage Small Cap Growth Portfolio

Portfolio Manager: Travis Cooke

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	33 / $20.36 billion	0 / $0
Other Pooled Investment Vehicles	60 / $16.68 billion	2 / $1.86 billion
Other Accounts	16 / $10.70 billion	5 / $5.75 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Cooke is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Cooke may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Cooke may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON BlackRock Advantage Large Cap Value Portfolio

Portfolio Manager: Raffaele Savi

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	35 / $23.42 billion	0 / $0
Other Pooled Investment Vehicles	43 / $21.70 billion	4 / $2.65 billion
Other Accounts	17 / $33.44 billion	3 / $13.09 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON BlackRock Advantage Large Cap Value Portfolio

Portfolio Manager: Travis Cooke

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	33 / $20.22 billion	0 / $0
Other Pooled Investment Vehicles	60 / $16.68 billion	2 / $1.86 billion
Other Accounts	16 / $10.70 billion	5 / $5.75 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Cooke is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Cooke may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Cooke may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON Federated High Income Bond Portfolio

Portfolio Manager: Mark Durbiano

The following information about the portfolio manager is provided as of December 31, 2021.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed / Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	20 / $18.5 billion	0 / $0
Other Pooled Investment Vehicles	3 / $306.4 million	0 / $0
Other Accounts	6 / $825.7 million	1 / $94.5 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Portfolio's benchmark (i.e., ICE BofA US High Yield Constrained, previously Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and versus the Portfolio's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the fund or other accounts or activities for which Mr. Durbiano is responsible when his compensation is calculated may be equal or can vary. In addition, Mr. Durbiano has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Portfolio is lesser than or equal to the weighting assigned to certain other accounts or activities and is greater than or equal to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Durbiano’s annual incentives may include certain guaranteed amounts.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

ON Federated High Income Bond Portfolio

Portfolio Manager: Kathryn P. Glass

The following information about the portfolio manager is provided as of December 31, 2021.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Mark Durbiano	Total Number of Additional Accounts Managed / Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	2 / $525.2 million	0 / $0
Other Pooled Investment Vehicles	0 / $0	0 / $0
Other Accounts	2 / $19.2 million	0 / $0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Kathryn P. Glass is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Portfolio's benchmark (i.e., ICE BofA US High Yield Constrained, previously Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index) and versus the Portfolio's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Ms. Glass is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the fund or other accounts or activities for which Ms. Glass is responsible when her compensation is calculated may be equal or can vary.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Portfolio is lesser than or equal to the weighting assigned to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

ON BlackRock Advantage International Equity Portfolio

Portfolio Manager: Raffaele Savi

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	35 / $23.42 billion	0 / $0
Other Pooled Investment Vehicles	43 / $21.70 billion	4 / $2.65 billion
Other Accounts	17 / $33.44 billion	3 / $13.09 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON BlackRock Advantage International Equity Portfolio

Portfolio Manager: Kevin Franklin

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	11 / $3.42 billion	0 / $0
Other Pooled Investment Vehicles	86 / $9.81 billion	5/ $936.0 million
Other Accounts	24 / $18.96 billion	6 / $5.07 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Franklin is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Franklin may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Franklin may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON BlackRock Advantage International Equity Portfolio

Portfolio Manager: Richard Mathieson

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	28 / $20.21 billion	0 / $0
Other Pooled Investment Vehicles	121 / $18.37 billion	3 / $453.9 million
Other Accounts	33 / $42.09 billion	5 / $13.65 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Mathieson is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Mathieson may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Mathieson may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON Janus Henderson Forty Portfolio

Portfolio Manager: Doug Rao

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets(*)

Registered Investment Companies	4/$25,155.10 million
Other Pooled Investment Vehicles	4/$1,854.60 million
Other Accounts	19/$5,991.44 million(1)

____________

(*) For any co-managed accounts, the assets reflect total account assets.

(1) Three of the accounts included in the total, consisting of $607.4 million of the total assets in the category, have a performance-based advisory fee.

Material Conflicts: The following describes material conflicts as of December 31, 2021. Portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolio. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus or an affiliate serves as sub-adviser, separately managed accounts or other pooled investment vehicles, such as hedge funds and ETFs, which may have different fee structures or rates than the Portfolio or may have a performance-based management fee. As such, fees earned by Janus or an affiliate vary among these accounts. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in the Portfolio. Furthermore, Janus believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of same securities held in a Portfolio may be mitigated by the portfolio manager’s compliance with Janus’ personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus and receive compensation with respect to the analyst role.

Certain portfolio managers also have roles with an affiliate of Janus, and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus.

These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities, and the sequencing of trades resulting in the potential for the Portfolio to be disadvantaged if, for example, one or more accounts outperform the Portfolio.

A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for the Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by the Portfolio.

Janus believes that these and other conflicts are mitigated by policies, procedures and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Janus monitors performance of accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’ (and its affiliates’) best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Janus is the adviser to the Portfolio and the Janus “funds of funds,” which are funds that invest primarily in other Janus Henderson funds. Because Janus is the adviser to the Janus “funds of funds” and the Portfolio, it is subject to certain potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such accounts. For example, the Janus “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus funds, allowing Janus the opportunity to recoup expenses it previously waived or reimbursed for a fund, or to reduce the amount of seed capital investment needed by Janus for the Janus funds.

Compensation: The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2021.

The portfolio managers, co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing the Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts and on a formulaic basis, if there is a contractual agreement in place. The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership: All employees are subject to Janus’ standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds. Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Ownership of Shares – None

ON Janus Henderson Forty Portfolio

Portfolio Manager: Nick Schommer, CFA

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets(*)

Registered Investment Companies	5/$30,458.57 million
Other Pooled Investment Vehicles	5/$1,879.49 million(1)
Other Accounts	21/$5,996.32 million(2)

____________

(*) For any co-managed accounts, the assets reflect total account assets.

(1) One of the accounts included in the total, consisting of $33.89 million of the total assets if the category, has a performance based advisory fee.

(2) Four of the accounts included in the total, consisting of $611.76 million of the total assets in the category, have a performance-based advisory fee.

Material Conflicts: The following describes material conflicts as of December 31, 2021. Portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolio. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus or an affiliate serves as sub-adviser, separately managed accounts or other pooled investment vehicles, such as hedge funds and ETFs, which may have different fee structures or rates than the Portfolio or may have a performance-based management fee. As such, fees earned by Janus or an affiliate vary among these accounts. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in the Portfolio. Furthermore, Janus believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of same securities held in a Portfolio may be mitigated by the portfolio manager’s compliance with Janus’ personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus and receive compensation with respect to the analyst role.

Certain portfolio managers also have roles with an affiliate of Janus, and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities, and the sequencing of trades resulting in the potential for the Portfolio to be disadvantaged if, for example, one or more accounts outperform the Portfolio.

A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for the Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by the Portfolio.

Janus believes that these and other conflicts are mitigated by policies, procedures and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Janus monitors performance of accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’ (and its affiliates’) best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Janus is the adviser to the Portfolio and the Janus “funds of funds,” which are funds that invest primarily in other Janus Henderson funds. Because Janus is the adviser to the Janus “funds of funds” and the Portfolio, it is subject to certain potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such accounts. For example, the

Janus “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus funds, allowing Janus the opportunity to recoup expenses it previously waived or reimbursed for a fund, or to reduce the amount of seed capital investment needed by Janus for the Janus funds.

Compensation: The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2021.

The portfolio managers, co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing the Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts and on a formulaic basis, if there is a contractual agreement in place. The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership: All employees are subject to Janus’ standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds. Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Ownership of Shares – None

ON Janus Henderson Forty Portfolio

Portfolio Manager: Brian Recht

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets(*)
Registered Investment Companies	0/$0.00
Other Pooled Investment Vehicles	0/$0.00
Other Accounts	0/$0.00

____________

(*) For any co-managed accounts, the assets reflect total account assets.

Material Conflicts: The following describes material conflicts as of December 31, 2021. Portfolio managers and investment personnel (for the purposes of this section, are together referred to as “portfolio managers”) generally manage other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolio. Those other accounts may include other Janus Henderson funds, private-label funds for which Janus or an affiliate serves as sub-adviser, separately managed accounts or other pooled investment vehicles, such as hedge funds and ETFs, which may have different fee structures or rates than the Portfolio or may have a performance-based management fee. As such, fees earned by Janus or an affiliate vary among these accounts. Janus or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio managers may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio managers (or their family members) may beneficially own or transact in the same securities as those held in the Portfolio. Furthermore, Janus believes that conflicts arising from personal ownership by a portfolio manager (or their family members) of same securities held in a Portfolio may be mitigated by the portfolio manager’s compliance with Janus’ personal trading policy within the Personal Code of Ethics. Certain portfolio managers also have roles as research analysts for Janus and receive compensation with respect to the analyst role.

Certain portfolio managers also have roles with an affiliate of Janus, and provide advice on behalf of Janus through participating affiliate agreements, and receive compensation attributable to their role with the affiliate in addition to Janus. These factors could create conflicts of interest because a portfolio manager may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities, and the sequencing of trades resulting in the potential for the Portfolio to be disadvantaged if, for example, one or more accounts outperform the Portfolio.

A conflict may arise if a portfolio manager identifies a limited investment opportunity that may be appropriate for the Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the portfolio manager. A conflict may also arise if a portfolio manager executes transactions in one or more accounts that adversely impact the value of securities held by the Portfolio.

Janus believes that these and other conflicts are mitigated by policies, procedures and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, Janus generally requires portfolio managers to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

Janus monitors performance of accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment. Janus (and its affiliates) generate trades throughout the day, depending on the volume of orders received from investment personnel, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with Janus’ (and its affiliates’) best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Janus is the adviser to the Portfolio and the Janus “funds of funds,” which are funds that invest primarily in other Janus funds. Because Janus is the adviser to the Janus “funds of funds” and the Portfolio, it is subject to certain potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such accounts. For example, the Janus “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus funds, allowing Janus the opportunity to recoup expenses it previously waived or reimbursed for a fund, or to reduce the amount of seed capital investment needed by Janus for the Janus funds.

Compensation: The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2021.

The portfolio managers, co-portfolio managers (if applicable), and the Director of Research (“portfolio manager” or “portfolio managers”) are compensated for managing the Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: fixed compensation and variable compensation. Compensation (both fixed and variable) is determined on a pre-tax basis.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as performance, scope of responsibility, skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: A portfolio manager’s variable compensation is discretionary and is determined by investment team management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus’ pre-incentive operating income. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Performance fees: The firm receives performance fees in relation to certain funds depending on outperformance of the fund against pre-determined benchmarks. Performance fees are shared directly with the investment professional in two instances; on a discretionary basis, if the fees were generated by one of five specific investment trusts and on a formulaic basis, if there is a contractual agreement in place. The discretionary performance fee sharing incentives are funded from within the profit pools and subject to the same risk adjustment, review, and standard deferral arrangements that apply to the discretionary funding frameworks.

Deferrals/Firm Ownership: All employees are subject to Janus’ standard deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards. Deferred awards vest in three equal instalments over a 3-year period and are delivered into JHG restricted stock and/or funds. Certain portfolio managers may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

Ownership of Shares – None

ON AB Mid Cap Core Portfolio (formerly ON Janus Henderson Enterprise Portfolio)

Portfolio Managers: Nelson Yu, CFA, Joshua Lisser, Bruce K. Aronow, CFA, Samantha S. Lau, CFA, James MacGregor, CFA, and Erik Turenchalk, CFA.

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based

Nelson Yu	16 / $4,438 million	62 / $47,499 million	23 / $16,524 million	- / -
Joshua Lisser	32 / $42,476 million	33 / $5,565 million	689 / $36,389 million	1 / $246 million
Bruce K. Aranow	16 / $14,739 million	37 / $1,162 million	23 / $3,731 million	2 / $815 million
Samantha S. Lau	14 / $13,041 million	33 / $1,047 million	21 / $3,442 million	2 / $815 million
James MacGregor	18 / $8,989 million	36 / $1,990 million	49 / $3,393 million	- / -
Erik Turenchalk	18 / $8,898 million	36 / $1,764 million	49 / $3,393 million	- / -

____________

Compensation: Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Ownership of Shares: None

ON AB Small Cap Portfolio (formerly ON Janus Henderson Venture Portfolio)

Portfolio Managers: Nelson Yu, CFA, Joshua Lisser, Bruce K. Aronow, CFA, and Samantha S. Lau, CFA.

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based

Nelson Yu	64 / $4,438 million	62 / $47,499 million	23 / $6,524 million	- / -
Joshua Lisser	32 / $42,433 million	33 / $5,565 million	689 / $36,389 million	1 / $246 million
Bruce K. Aranow	16 / $14,690 million	37 / $1,162 million	23 / $3,731 million	2 / $815 million
Samantha S. Lau	14 / $12,992 million	33 / $1,047 million	21 / $3,442 million	2 / $815 million

____________

Compensation: Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Ownership of Shares: None

ON S&P MidCap 400® Index Portfolio

Portfolio Managers: Louis Bottari and Peter Matthew are Senior Portfolio Managers, and Robert Regan, Dan Glenn, Payal Gupta, Thomas O’Brien, CFA, Navid Sohrabi, CFA, and Chris Toth, CFA, Josh Posner, CFA, and Tom Siwik, CFA, are Portfolio Managers of the Portfolio.

Louis Bottari is a Senior Portfolio Manager. He has been with Geode since 2008. Prior to becoming a Senior Portfolio Manager, Mr. Bottari was a Portfolio Manager with Geode since 2010 and an Assistant Portfolio Manager with Geode since 2008. Prior to joining Geode, Mr. Bottari was an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari began his career at Fidelity Investments in 1991.

Peter Matthew is a Senior Portfolio Manager. He has been with Geode since 2007. Prior to becoming a Senior Portfolio Manager, Mr. Matthew was a Portfolio Manager with Geode since 2016 and an Assistant Portfolio Manager with Geode since 2011. Prior to joining Geode in 2007, Mr. Matthew was employed by eSecLending from 2005 to 2007 and by State Street Corporation from 2001 to 2005.

Robert Regan is a Portfolio Manager. He has been with Geode since 2016. Prior to joining Geode, Mr. Regan was a Senior Implementation Portfolio Manager at State Street Global Advisors from 2008 to 2016. Previously, Mr. Regan was employed by PanAgora Asset Management from 1997 to 2008, most recently as a Portfolio Manager. Mr. Regan began his career at Investors Bank and Trust.

Dan Glenn is a Portfolio Manager. He has been with Geode since 2018. Prior to joining Geode, Mr. Glenn was an Associate Portfolio Manager at Proshares from 2016 to 2018. Previously, Mr. Glenn worked as an Operations Associate at Declaration Management and Research LLC from 2007 to 2009.

Payal Gupta is a Portfolio Manager. She has been with Geode since 2019. Prior to joining Geode, Ms. Gupta was employed by State Street Global Advisors from 2005 to 2019, most recently as a Senior Portfolio Manager. Previously, Ms. Gupta worked at Concentra Integrated Services and at Morgan Stanley.

Thomas O’Brien, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. O’Brien was a Vice President at The Northern Trust Company. Prior to working at The Northern Trust Company from 2004 to 2019, Mr. O’Brien worked as a Portfolio Manager at State Street Global Advisors from 2000 to 2004.

Navid Sohrabi, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Sohrabi was an Index Portfolio Manager and Quantitative Strategist at DWS from 2015 to 2019. Previously, Mr. Sohrabi worked as a Derivatives Trader and Analyst at Analytic Investors from 2013 to 2015.

Chris Toth, CFA, is a Portfolio Manager. He has been with Geode since 2019. Prior to joining Geode, Mr. Toth was a Portfolio Manager and Trader at Proteus Capital from 2013 to 2018. Previously, Mr. Toth worked as an Associate Portfolio Manager, Analyst and Trader at BlackRock from 2003 to 2012.

Josh Posner, CFA, is a Portfolio Manager. He has been with Geode since 2020. Prior to joining Geode, Mr. Posner was an Assistant Portfolio Manager and worked as an Equity Trader at Vanguard, LLC.

Tom Siwik, CFA, is a Portfolio Manager. He has been with Geode since 2022. Prior to joining Geode, Mr. Siwik was a Portfolio Manager at Abu Dhabi Investment Authority from 2011 to 2022. Previously, Mr. Siwik worked at State Street Global Advisors from 2004 to 2011.

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2021.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*

Louis Bottari	86 / $905,710 million	83 / $86,813 million	8 / $4,001 million
Peter Matthew	86 / $905,710 million	83 / $86,813 million	8 / $4,001 million
Robert Regan	77 / $890,195 million	80 / $86,454 million	9 / $4,261 million
Dan Glenn	77 / $890,195 million	80 / $86,454 million	8 / $4,001 million
Payal Gupta	77 / $890,195 million	80 / $86,454 million	8 / $4,001 million
Thomas O’Brien	77 / $890,195 million	80 / $86,454 million	8 / $4,001 million
Navid Sohrabi	77 / $890,195 million	80 / $86,454 million	8 / $4,001 million
Chris Toth	77 / $890,195 million	80 / $86,454 million	8 / $4,001 million
Josh Posner	77 / $890,195 million	80 / $86,454 million	8 / $4,001 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: Potential conflicts of interest may arise in the construction and maintenance of managed accounts and portfolios. Potential conflicts may include, but are not limited to, conflicts of investment strategies. An example may be one portfolio buying or selling a security while another portfolio has a potentially opposite position in the same security. Other potential conflicts may include the allocation of investment opportunities. Geode has implemented policies and procedures that are designed to mitigate the risks associated with conflicts of interest.

There are portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Consequently, portfolio holdings and sector exposures tend to be similar across similar portfolios, mitigating the potential for conflicts of interest. In addition, Geode maintains information barriers around each of its disciplines. Any portfolio’s transactional activities are only available to team members of the investment discipline that manages such portfolio. This is designed to prevent the misuse of portfolio holdings information and trading activity in the other disciplines.

Geode may combine orders to purchase or sell the same security for various portfolios when it is believed that such aggregation is consistent with its duty to seek best execution. Certain orders may not be available for all client portfolios due to cash flow, restrictions, etc. Geode has adopted policies and procedures to mitigate the risk that a client portfolio could be disadvantaged in connection with the aggregation of orders. When purchase orders exceed available supply, allocations will be made on a pro-rata basis generally based on each portfolio’s applicable net assets, but not to exceed order size. This also would include initial public offerings, which tend to be oversubscribed. Short sales, including short sales of exchange traded funds, will be allocated, like purchase transactions, based on proportion to net assets. When sell orders exceed available demand in the market place, allocations will be made on a pro-rata basis, generally calculated by position size, rather than net assets, but not to exceed order size. Sales, if executed in anticipation of when-issued or when-received shares, will be treated the same as sell orders. Short sales will be traded separately from other sales of the same security. Covers of short positions will be allocated, like sell orders, based on proportion to position size.

Compensation: Portfolio manager compensation generally consists of a fixed based salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.

Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods up to five years. A portion of each portfolio manager’s bonus is linked to the Portfolio’s relative investment performance measured against the Index. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Ownership of Shares:

Louis Bottari: None

Peter Matthew: None

Robert Regan: None

Dan Glenn: None

Payal Gupta: None

Thomas O’Brien: None

Navid Sohrabi: None

Chris Toth: None

Josh Posner: None

ON BlackRock Advantage Large Cap Growth Portfolio

Portfolio Manager: Raffaele Savi

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	35 / $21.46 billion	0 / $0
Other Pooled Investment Vehicles	43 / $21.70 billion	4 / $2.65 billion
Other Accounts	17 / $33.44 billion	3 / $13.09 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Savi is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON BlackRock Advantage Large Cap Growth Portfolio

Portfolio Manager: Travis Cooke

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	33 / $20.47 billion	0 / $0
Other Pooled Investment Vehicles	60 / $16.68 billion	2 / $1.86 billion
Other Accounts	16 / $10.70 billion	5 / $5.75 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. The performance of Mr. Cooke is not measured against a specific benchmark.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that Mr. Cooke may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Cooke may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON Risk Managed Balanced Portfolio

Portfolio Manager: Daniel Loewy, CFA

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based

Registered Investment Companies	97 / $19,908 million	0 / $0
Other Pooled Investment Vehicles	277 / $53,101 million	0 / $0
Other Accounts	123 / $18,738 million	1 / $4 million

____________

Compensation Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Ownership of Shares: None

ON Risk Managed Balanced Portfolio

Portfolio Manager: Joshua Lisser

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based

Registered Investment Companies	33 / $42,518 million	0 / $0
Other Pooled Investment Vehicles	33 / $5,565 million	0 / $0
Other Accounts	689 / $36,389 million	1 / $246 million

____________

Compensation: Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Ownership of Shares: None

ON Risk Managed Balanced Portfolio

Portfolio Manager: Marshall Greenbaum, CFA

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based

Registered Investment Companies	33 / $42,518 million	0 / $0
Other Pooled Investment Vehicles	33 / $5,565 million	0 / $0
Other Accounts	689 / $36,389 million	1 / $246 million

____________

Compensation: Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

Conflicts of Interest: As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Ownership of Shares: None

ON Moderately Conservative Model Portfolio

Portfolio Managers: The Portfolios are managed by the Asset Allocation Committee comprised of Gary Rodmaker, Paul Gerard and Tara York. Gary Rodmaker has primary responsibility as Chair of the Asset Allocation Committee. As Chair of the Asset Allocation Committee, Mr. Rodmaker has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the investment program for the Portfolios.

Gary Rodmaker is President of the Adviser and Chair of the Asset Allocation Committee. He also is Vice President, Fixed Income for ONLIC since 2014. Prior to joining ONLIC, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a bachelor of science in business administration from Xavier University.

Paul Gerard is Vice President of the Adviser and is a member of the Asset Allocation Committee. He also is Senior Vice President and Chief Investment Officer of ONLIC and NSLAC. Mr. Gerard has a bachelor’s degree in accounting from Indiana University and a master of business administration degree in finance from the University of Illinois. He has been an investment officer of ONLIC since 2009 and Chief Investment Officer since 2016. He previously had more than 20 years of experience as a Senior Investment Officer, Fixed Income Portfolio Manager, and Chief Investment Officer at other financial service companies. Mr. Gerard is a Chartered Financial Analyst and Fellow, Life Management Institute.

Tara York is Vice President of the Adviser and is a member of the Asset Allocation Committee. She also is Vice President, Annuity Funds Complex and Product Management for ONLIC. Prior to joining Ohio National in 2017, she was an investment advisor for PNC Institutional Asset Management. Ms. York has a bachelor’s degree in finance from The Ohio State University and is a Chartered Financial Analyst.

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2021.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*

Gary Rodmaker	5 / $4.0 billion	0 / $0	9 / $4.9 billion
Paul Gerard	3 / $3.5 billion	0 / $0	9 / $11.6 billion
Tara York	3 / $3.5 billion	0 / $0	0 / $0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.

Compensation:

Gary Rodmaker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, training and support of co-workers and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.

Paul Gerard is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, department profitability, and the company's attainment of strategic objectives, along with personal attainment of employee-specific annual goals. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.

Tara York is paid a fixed base salary and variable incentive bonus. Base salary is determined within a market competitive position-specific salary range, based on experience and job description. The variable annual incentive compensation is discretionary and is based on personal attainment of employee-specific annual goals.

Ownership of Shares:

Gary Rodmaker: None

Paul Gerard: None

Tara York: None

ON Balanced Model Portfolio

Portfolio Managers: The Portfolios are managed by the Asset Allocation Committee comprised of Gary Rodmaker, Paul Gerard and Tara York. Gary Rodmaker has primary responsibility as Chair of the Asset Allocation Committee. As Chair of the Asset Allocation Committee, Mr. Rodmaker has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the investment program for the Portfolios.

Gary Rodmaker is President of the Adviser and Chair of the Asset Allocation Committee. He also is Vice President, Fixed Income for ONLIC since 2014. Prior to joining ONLIC, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a bachelor of science in business administration from Xavier University.

Paul Gerard is Vice President of the Adviser and is a member of the Asset Allocation Committee. He also is Senior Vice President and Chief Investment Officer of ONLIC and NSLAC. Mr. Gerard has a bachelor’s degree in accounting from Indiana University and a master of business administration degree in finance from the University of Illinois. He has been an investment officer of ONLIC since 2009 and Chief Investment Officer since 2016. He previously had more than 20 years of experience as a Senior Investment Officer, Fixed Income Portfolio Manager, and Chief Investment Officer at other financial service companies. Mr. Gerard is a Chartered Financial Analyst and Fellow, Life Management Institute.

Tara York is Vice President of the Adviser and is a member of the Asset Allocation Committee. She also is Vice President, Annuity Funds Complex and Product Management for ONLIC. Prior to joining Ohio National in 2017, she was an investment advisor for PNC Institutional Asset Management. Ms. York has a bachelor’s degree in finance from The Ohio State University and is a Chartered Financial Analyst.

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2021.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*

Gary Rodmaker	5 / $3.1 billion	0 / $0	9 / $4.9 billion
Paul Gerard	3 / $2.7 billion	0 / $0	9 / $11.6 billion

Tara York	3 / $2.7 billion	0 / $0	0 / $0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.

Compensation:

Gary Rodmaker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, training and support of co-workers and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.

Paul Gerard is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, department profitability, and the company's attainment of strategic objectives, along with personal attainment of employee-specific annual goals. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.

Tara York is paid a fixed base salary and variable incentive bonus. Base salary is determined within a market competitive position-specific salary range, based on experience and job description. The variable annual incentive compensation is discretionary and is based on personal attainment of employee-specific annual goals.

Ownership of Shares:

Gary Rodmaker: None

Paul Gerard: None

Tara York: None

ON Moderate Growth Model Portfolio

Portfolio Managers: The Portfolios are managed by the Asset Allocation Committee comprised of Gary Rodmaker, Paul Gerard and Tara York. Gary Rodmaker has primary responsibility as Chair of the Asset Allocation Committee. As Chair of the Asset Allocation Committee, Mr. Rodmaker has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the investment program for the Portfolios.

Gary Rodmaker is President of the Adviser and Chair of the Asset Allocation Committee. He also is Vice President, Fixed Income for ONLIC since 2014. Prior to joining ONLIC, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a bachelor of science in business administration from Xavier University.

Paul Gerard is Vice President of the Adviser and is a member of the Asset Allocation Committee. He also is Senior Vice President and Chief Investment Officer of ONLIC and NSLAC. Mr. Gerard has a bachelor’s degree in accounting from Indiana University and a master of business administration degree in finance from the University of Illinois. He has been an investment officer of ONLIC since 2009 and Chief Investment Officer since 2016. He previously had more than 20 years of experience as a Senior Investment Officer, Fixed Income Portfolio Manager, and Chief Investment Officer at other financial service companies. Mr. Gerard is a Chartered Financial Analyst and Fellow, Life Management Institute.

Tara York is Vice President of the Adviser and is a member of the Asset Allocation Committee. She also is Vice President, Annuity Funds Complex and Product Management for ONLIC. Prior to joining Ohio National in 2017, she was an investment advisor for PNC Institutional Asset Management. Ms. York has a bachelor’s degree in finance from The Ohio State University and is a Chartered Financial Analyst.

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2021.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*

Gary Rodmaker	5 / $2.3 billion	0 / $0	9 / $4.9 billion
Paul Gerard	3 / $1.8 billion	0 / $0	9 / $11.6 billion
Tara York	3 / $1.8 billion	0 / $0	0 / $0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.

Compensation:

Gary Rodmaker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, training and support of co-workers and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.

Paul Gerard is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, department profitability, and the company's attainment of strategic objectives, along with personal attainment of employee-specific annual goals. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.

Tara York is paid a fixed base salary and variable incentive bonus. Base salary is determined within a market competitive position-specific salary range, based on experience and job description. The variable annual incentive compensation is discretionary and is based on personal attainment of employee-specific annual goals.

Ownership of Shares:

Gary Rodmaker: None

Paul Gerard: None

Tara York: None

ON Growth Model Portfolio

Portfolio Managers: The Portfolios are managed by the Asset Allocation Committee comprised of Gary Rodmaker, Paul Gerard and Tara York. Gary Rodmaker has primary responsibility as Chair of the Asset Allocation Committee. As Chair of the Asset Allocation Committee, Mr. Rodmaker has day-to-day responsibility for managing the Portfolios and works with the Asset Allocation Committee in developing and executing the investment program for the Portfolios.

Gary Rodmaker is President of the Adviser and Chair of the Asset Allocation Committee. He also is Vice President, Fixed Income for ONLIC since 2014. Prior to joining ONLIC, Mr. Rodmaker was Managing Director, Fixed Income, Derivatives and Index at Ameritas Investment Advisors and its predecessors, where he served from 1989 to 2014. Mr. Rodmaker was also Vice President of Union Central Life from 1996 to 2014. Mr. Rodmaker is a Chartered Financial Analyst and Fellow, Life Management Institute. Mr. Rodmaker earned a bachelor of science in business administration from Xavier University.

Paul Gerard is Vice President of the Adviser and is a member of the Asset Allocation Committee. He also is Senior Vice President and Chief Investment Officer of ONLIC and NSLAC. Mr. Gerard has a bachelor’s degree in accounting from Indiana University and a master of business administration degree in finance from the University of Illinois. He has been an investment officer of ONLIC since 2009 and Chief Investment Officer since 2016. He previously had more than 20 years of experience as a Senior Investment Officer, Fixed Income Portfolio Manager, and Chief Investment Officer at other financial service companies. Mr. Gerard is a Chartered Financial Analyst and Fellow, Life Management Institute.

Tara York is Vice President of the Adviser and is a member of the Asset Allocation Committee. She also is Vice President, Annuity Funds Complex and Product Management for ONLIC. Prior to joining Ohio National in 2017, she was an investment advisor for PNC Institutional Asset Management. Ms. York has a bachelor’s degree in finance from The Ohio State University and is a Chartered Financial Analyst.

The following table provides information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the portfolio manager(s) also has day-to-day management responsibilities. The table provides the numbers of such accounts, and the total assets in such accounts. The information is provided as of December 31, 2021.

Portfolio Manager	Total Number of Other Registered Investment Companies Managed /Total Assets*	Total Number of Other Pooled Investment Vehicles Managed/Total Assets*	Total Number of Other Accounts Managed/Total Assets*

Gary Rodmaker	5 / $3.8 billion	0 / $0	9 / $4.9 billion
Paul Gerard	3 / $3.4 billion	0 / $0	9 / $11.6 billion

Tara York	3 / $3.4 billion	0 / $0	0 / $0

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Conflicts of Interest: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Portfolio’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute portfolio trades and/or specific uses of commissions from the Portfolios’ trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Portfolios from being negatively affected as a result of any such potential conflicts.

Compensation:

Gary Rodmaker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the Portfolio’s benchmark and performance vs. Portfolio’s peer group both calculated over one and three year time periods. A portion of the portfolio manager’s variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, training and support of co-workers and overall contribution to corporate performance. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.

Paul Gerard is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, department profitability, and the company's attainment of strategic objectives, along with personal attainment of employee-specific annual goals. Further, there is a long-term incentive compensation plan that is designed to link officer compensation to the increase in value of the company.

Tara York is paid a fixed base salary and variable incentive bonus. Base salary is determined within a market competitive position-specific salary range, based on experience and job description. The variable annual incentive compensation is discretionary and is based on personal attainment of employee-specific annual goals.

Ownership of Shares:

Gary Rodmaker: None

Paul Gerard: None

Tara York: None

Brokerage Allocation

The Adviser buys and sells the Portfolio securities for the ON Bond Portfolio, and the fixed-income component of the ON BlackRock Balanced Allocation Portfolio, and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the Portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and Portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one Portfolio, a broker may also offer services of benefit to other Portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board’s approval and subject to its review, direct Portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or a sub-adviser may direct brokerage to a broker that also sells Ohio National’s products, either itself or through affiliates. Portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.

For each of the indicated years, ended on December 31, the following brokerage commission amounts were paid by each Portfolio:

	2021	2020	2019
ON Bond Portfolio	-	-	-

ON BlackRock Balanced Allocation Portfolio	121,177	132,667	119,505
ON BlackRock Advantage International Equity Portfolio	427,595	458,343	461,315
ON Janus Henderson Forty Portfolio	37,465	17,902	42,686
ON AB Small Cap Portfolio	76,044	30,067	78,707
ON AB Mid Cap Core Portfolio	28,887	5,222	4,851
ON S&P 500® Index Portfolio	8,928	7,226	12,198
ON Federated High Income Bond Portfolio	619	-	718
ON BlackRock Advantage Large Cap Value Portfolio	149,164	131,034	364,184
ON Nasdaq-100® Index Portfolio	2,510	2,967	3,496
ON BlackRock Advantage Large Cap Core Portfolio	134,533	144,544	169,762
ON BlackRock Advantage Small Cap Growth Portfolio	86,194	118,176	131,902
ON S&P MidCap 400® Index Portfolio	6,150	13,011	11,245
ON BlackRock Advantage Large Cap Growth Portfolio	32,165	32,031	60,289
ON Risk Managed Balanced Portfolio	49,633	79,297	85,281
ON Moderately Conservative Model Portfolio*	-	-	-
ON Balanced Model Portfolio*	-	-	-
ON Moderate Growth Model Portfolio*	-	-	-
ON Growth Model Portfolio*	-	-	-
Total	$1,161,064	$1,188,349	$1,587,048

* The Portfolios paid no brokerage commission amounts for the years ended December 31, 2021, 2020 and 2019.

Purchase and Redemption of Shares

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.

Shares of one Portfolio may be exchanged for shares of another Portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund’s shares is determined on each day on which an order for purchase or redemption of the Fund’s shares is received and there is a sufficient degree of trading in Portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each Portfolio is computed by dividing the value of the securities in that Portfolio plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio.

Securities which are held in a Portfolio and listed on a securities exchange are valued at the last sale price at the close of the exchange or, if there has been no sale that day, then the mean between the bid and ask prices will be used. OTC securities are valued at the last trade price as of 4:00 p.m. Eastern time.

The Board is ultimately responsible for determining the current net asset values of each Portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the Portfolios: FT Interactive Data, Reuters, Bloomberg, Standard and Poor’s Securities Evaluations, Inc. and any brokers making a market in a particular security.

Short-term debt securities in all Portfolios other than the ON BlackRock Balanced Allocation Portfolio with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost. The Fund has obtained an exemptive order from the SEC permitting it to value all short-term debt securities in the ON BlackRock Balanced Allocation Portfolio at amortized cost. The short-term debt assets of the ON BlackRock Balanced Allocation Portfolio are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the ON BlackRock Balanced Allocation Portfolio and of all

other Portfolios, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith in accordance with procedures adopted by the Board.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its ON BlackRock Balanced Allocation Portfolio, to maintain a dollar-weighted average maturity of not more than 120 days and to not purchase any such debt security having a maturity of more than one year. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the Portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the ON BlackRock Balanced Allocation Portfolio is required to limit its short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

Tax Status

At December 31, 2021, the Fund and each then existing Portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Portfolio is treated as a separate corporation for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each Portfolio also intends to comply with the diversification requirements or regulations under Sections 817(h) and 851(b)(3) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLIC, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

Total Return

Total returns quoted in advertising reflect all aspects of a Portfolio’s investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the Portfolio’s net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no Portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a Portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

where:	P	=	a hypothetical initial payment of $1,000,
	T	=	the average annual total return,
	n	=	the number of years, and
	ERV	=	the ending redeemable value of a hypothetical $1,000 beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the Portfolios from the inception of the Portfolio and for the one-, five- and ten-year or since inception (if there is not sufficient history) periods ended on December 31, 2021, are as stated below:

Portfolio Performance	One Year	Five	Ten	From	Inception Date

		Years	Years	Inception
ON Bond Portfolio	-1.52%	4.97%	4.14%	—	11/2/1982
ON BlackRock Balanced Allocation Portfolio+	19.06%	12.98%	13.02%	—	9/10/1984
ON BlackRock Advantage International Equity Portfolio‡	13.49%	9.96%	6.36%	—	5/3/1993
ON Janus Henderson Forty Portfolio	19.70%	24.49%	19.68%	—	3/31/1995
ON AB Small Cap Portfolio ‡‡	8.17%	16.70%	15.86%	—	1/3/1997
ON AB Mid Cap Core Portfolio‡‡	16.79%	18.51%	14.83%	—	1/3/1997
ON S&P 500® Index Portfolio	28.25%	18.03%	16.05%	—	1/3/1997
ON Federated High Income Bond Portfolio	4.97%	5.88%	6.39%	—	5/1/1998
ON BlackRock Advantage Large Cap Value Portfolio +++	25.39%	10.21%	10.61%	—	5/1/1998
ON Nasdaq-100® Index Portfolio	26.99%	28.09%	22.56%	—	5/1/2000
ON BlackRock Advantage Large Cap Core Portfolio++	28.49%	15.80%	16.00%	—	5/1/2002
ON BlackRock Advantage Small Cap Growth Portfolio++	4.05%	16.66%	13.65%	—	5/1/2002
ON S&P MidCap 400® Index Portfolio†	24.18%	12.56%	12.48%	—	11/2/2005
ON BlackRock Advantage Large Cap Growth Portfolio++	26.69%	21.04%	17.72%	—	5/1/2007
ON Risk Managed Balanced Portfolio*	15.04%	15.47%	—	11.32%	5/1/2014
ON Moderately Conservative Model Portfolio	7.90%	—	—	7.43%	3/1/2017
ON Balanced Model Portfolio	11.03%	—	—	8.81%	3/1/2017
ON Moderate Growth Model Portfolio	14.83%	—	—	10.68%	3/1/2017
ON Growth Model Portfolio	17.58%	—	—	12.13%	3/1/2017

† Geode Capital Management, LLC assumed management of the ON S&P MidCap 400® Index Portfolio on December 19, 2016. The Portfolio was previously managed by First Trust Advisors L.P.

‡ BlackRock Investment Management, LLC assumed management of the ON BlackRock Advantage International Equity Portfolio on December 6, 2019. The Portfolio was previously managed by Lazard Asset Management LLC.

‡‡ AllianceBernstein L.P. assumed management of the ON AB Small Cap Portfolio (formerly ON Janus Henderson Venture Portfolio) and ON AB Mid Cap Core Portfolio (formerly ON Janus Henderson Enterprise Portfolio) on May 1, 2021. The Portfolios were previously managed by Janus Henderson Investors US LLC.

+ BlackRock Investment Management, LLC assumed management of the equity component of the ON BlackRock Balanced Allocation Portfolio on February 1, 2019. The equity component of the Portfolio was previously managed by Suffolk Capital Management, LLC.

++ BlackRock Investment Management, LLC assumed management of the ON BlackRock Advantage Large Cap Core Portfolio, ON BlackRock Advantage Small Cap Growth Portfolio and ON BlackRock Advantage Large Cap Growth Portfolio on February 1, 2019. The Portfolios were previously managed by Suffolk Capital Management, LLC.

+++ BlackRock Investment Management, LLC assumed management of the ON BlackRock Advantage Large Cap Value Portfolio on December 6, 2019. The Portfolio was previously managed by Federated Equity Management Company of Pennsylvania.

* AllianceBernstein L.P. assumed management of the ON Risk Managed Balanced Portfolio on May 1, 2020. The Balanced Component of the Portfolio was previously managed by Janus Henderson Investors US LLC and the Risk Management Component of the Portfolio was previously managed by AnchorPath Financial, LLC.

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a Portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the Portfolios from the inception of the Portfolio and for the five- and ten-year periods ended on December 31, 2021 (shown as an end-of-period dollar value assuming a hypothetical initial investment of $10,000) were as follows:

	Five Years	Ten Years	Since Inception
ON Bond Portfolio	$12,742	$15,000	—
ON BlackRock Balanced Allocation Portfolio	$18,410	$33,993	—
ON BlackRock Advantage International Equity	$16,076	$18,521	—

Portfolio
ON Janus Henderson Forty Portfolio	$29,904	$60,311	—
ON AB Small Cap Portfolio	$21,646	$43,603	—
ON AB Mid Cap Core Portfolio	$23,378	$39,865	—
ON S&P 500® Index Portfolio	$22,909	$44,309	—
ON Federated High Income Bond Portfolio	$13,307	$18,570	—
ON BlackRock Advantage Large Cap Value Portfolio	$16,259	$27,408	—
ON Nasdaq-100® Index Portfolio	$34,485	$76,445	—
ON BlackRock Advantage Large Cap Core Portfolio	$20,824	$44,097	—
ON BlackRock Advantage Small Cap Growth Portfolio	$21,603	$35,959	—
ON S&P MidCap 400® Index Portfolio	$18,069	$32,401	—
ON BlackRock Advantage Large Cap Growth Portfolio	$25,984	$51,102	—
ON Risk Managed Balanced Portfolio	$20,531	—	$22,766
ON Moderately Conservative Model Portfolio	—	—	$14,143
ON Balanced Model Portfolio	—	—	$15,044
ON Moderate Growth Model Portfolio	—	—	$16,339
ON Growth Model Portfolio	—	—	$17,400

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm with offices at 191 W. Nationwide Boulevard, Suite 500, Columbus, Ohio, 43215 serves as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2021. KPMG LLP will perform an annual audit of the Fund’s financial statements. Reports of its activities are provided to the Board.

Financial Statements

The Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2021 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference.

Pending Legal Matters

References to specific Fund Portfolios in this section may relate to other series of the Fund not described in this Statement of Additional Information.

In December 2007, the ON S&P 500® Index Portfolio and the ON BlackRock Advantage Large Cap Value Portfolio shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the ON S&P 500® Index Portfolio and ON BlackRock Advantage Large Cap Value Portfolio was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) (the “Creditor Action”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the ON BlackRock Advantage Large Cap Value Portfolio is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. (the “Trustee Action.”) These Tribune litigation actions have been consolidated into a single Multidistrict Litigation ("MDL") in the U.S. District Court, Southern District of New York (the “District Court”).

Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. The District Court dismissed the Creditor Action on September 23, 2013, holding that the plaintiffs could not pursue their claims so long as the

Trustee pursued essentially the same claims in his action.  On December 20, 2013, the plaintiffs appealed the dismissal to the Second Circuit Court of Appeals (“Second Circuit”). On March 29, 2016, the Second Circuit affirmed the dismissal and rejected the plaintiffs’ appeal.  On September 9, 2016, plaintiffs filed a petition for writ of certiorari in the Supreme Court and the defendants opposed it. On April 3, 2018, the Supreme Court issued a “Statement” from two justices announcing that consideration of the petition for certiorari would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s decision should be vacated as a result of the Supreme Court’s recent decision in Merit Management Group, LP v. FTI Consulting, Inc. On May 15, 2018, the Second Circuit recalled the mandate on its earlier decision for further panel review.

In December 2019, the Second Circuit reinstated its prior affirmance of dismissal, which safe-harbors all of the claims except the trustee’s actual intent claims (those claims are excepted from the safe harbor altogether).  Those claims were earlier dismissed on traditional grounds, and that dismissal was appealed.

In January 2020, the Tribune creditors sought panel rehearing and rehearing en banc, asserting, among other arguments, that the Second Circuit improperly relied on extrinsic evidence to reach its decision regarding Computershare’s status as Tribune’s agent, that the question of Computershare’s agency was a new argument on appeal that should not have been considered, and that the Second Circuit’s findings regarding preemption go against the Supreme Court’s decision in Merit Management and other cases. On February 6, 2020, the Second Circuit denied this request.

In July 2020, the creditors filed a petition for writ of certiorari appealing the Second Circuit’s decision to the Supreme Court. The creditors dropped some of the shareholder defendants – mostly funds – from the appeal to the Supreme Court. For those defendants only, this has the effect of accepting the adverse judgment and ending the case. Any non-listed defendant presumably is still a party to the appeal. On April 19, 2021 the Supreme Court denied the creditor’s petition for writ of certiorari, meaning that the Second Circuit’s decision stands.

In the Trustee Action, in 2014, various shareholder defendants filed a motion to dismiss the intentional fraudulent transfer claims.  On January 9, 2017, the Court granted the motion to dismiss the Trustee's actual fraudulent conveyance claim. On April 23, 2019, the District Court denied the Trustee’s motion to amend and add federal constructive fraudulent transfer claims.  In June 2019, the Trustee appealed the dismissal of the intentional fraudulent transfer claims and ruling that any constructive claims would be barred by the safe harbor. On August 20, 2021, the Second Circuit affirmed those decisions and on October 7, 2021, the Second Circuit denied a request for a rehearing. On January 5, 2022, the Trustee filed a petition for a writ of certiorari, seeking review by the Supreme Court of the dismissal. On February 22, 2022, the Supreme Court denied the Trustee’s petition. The Litigation Trustee has exhausted all potential avenues for appeal, so the Second Circuit’s decision in the Fund’s favor now stands as the final decision.

The Plaintiffs were not successful and there was no expense to the Fund. This litigation is now fully resolved and the Fund will no longer be reporting on it.

Appendix - Debt Security Ratings

The SEC has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corp. (“S&P”), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited (“IBCA”) and Thompson Bankwatch, Inc. (“TBW”). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody’s and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody’s, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Short-Term Rating Scale:

Ratings assigned on Moody’s global short-term rating scales are forwardlooking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Global Long-Term Rating Scale:

Ratings assigned on Moody’s global long-term rating scales are forward looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor’s Corp. (“S&P”)

Short-Term Issue Credit Ratings:

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).

Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

• Nature and provisions of the financial obligation and the promise S&P imputes; and

• Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade:

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor’s capacity to meet its financial commitments on the obligation.

Speculative Grade:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Investors Service, Inc. (“Fitch”)

Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Long-Term Credit Ratings:

Investment Grade:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade:

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk.

CC Very high levels of credit risk.

C Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to the ‘AAA’ rating and ratings below the ‘CCC’ category.

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

Telephone 800.366.6654

Statement of Additional Information

April 29, 2022

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectuses of Ohio National Fund, Inc. (the “Fund”) dated April 29, 2022. References in this SAI to the Fund’s “prospectus” should be read to include both prospectuses.

The audited financial statements and the independent public accounting firm’s report in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2021 are incorporated by reference (are legally part of this SAI).

To obtain a free copy of the Fund’s prospectus, write or call the Fund at the above address, or log onto our website at www.ohionational.com.

Fund History

The Fund is an open-end management investment company which currently offers shares on behalf of each of 25 Portfolios. Shares of ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio, ON iShares Managed Risk Growth Portfolio, ON Janus Henderson U.S. Low Volatility Portfolio, ON Federated Core Plus Bond Portfolio and ON AB Relative Value Portfolio (each a “Portfolio” and collectively the “Portfolios”) are offered by this SAI. The remaining 19 portfolios are offered by separate prospectuses and a separate SAI. Each Portfolio is a diversified portfolio. For information regarding the portfolios not covered by this SAI, please call the Fund at 800.366.6654 or log onto our website at www.ohionational.com.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), National Security Life and Annuity Company (“NSLAC”) and portfolios of the Fund in connection with ONLIC, ONLAC and NSLAC’s variable annuity contracts and variable life insurance policies. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The Board of Directors of the Fund has the authority under the Articles of Incorporation to create and classify shares of the Fund into separate portfolios. Pursuant thereto, the Board has created the Fund and other portfolios. Additional portfolios may be added in the future from time to time.

The ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio were registered on May 1, 2020, but have not yet commenced operations.

The Fund’s investment adviser is Ohio National Investments, Inc. (the “Adviser” or “ONI”).

The investment and reinvestment of ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio assets are managed by BlackRock Investment Management, LLC (“BlackRock”) as sub-adviser. The principal business address of BlackRock is 1 University Square, Princeton, New Jersey 08540.

The investment and reinvestment of ON Janus Henderson U.S. Low Volatility Portfolio assets are managed by Janus Henderson Investors US LLC (“Janus”, formerly known as Janus Capital Management LLC) as sub-adviser. Intech Investment Management LLC (“Intech”) serves as the sub-subadviser to the Portfolio. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206. The principal business address of Intech is 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401.

The investment and reinvestment of ON Federated Core Plus Bond Portfolio assets are managed by Federated Investment Management Company (“Federated Investment”) as sub-adviser. The principal business address of Federated Investment is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated Investment manages the Portfolio’s assets as sub-adviser, including buying and selling portfolio securities. Federated Advisory Services Company (“FASC”), an affiliate of Federated Investment, provides certain support services to Federated Investment. The fee for these services is paid by Federated Investment and not by the Fund. The address of FASC is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

The investment and reinvestment of ON AB Relative Value Portfolio assets are managed by AllianceBernstein L.P. (“AllianceBernstein”) as sub-adviser. The principal business address of AllianceBernstein is 501 Commerce Street, Nashville, Tennessee, 37203.

Interests in each Portfolio are represented by a separate class of the Fund’s capital stock, par value $1. Each class represents an undivided interest in the assets of the Portfolio corresponding to that class. All shares of each Portfolio have one vote per share and are freely transferable. When matters arise that affect only one Portfolio, shares of just that Portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a Portfolio whose shareholders did not approve that matter.

Each share of each Portfolio may participate equally in the Portfolio’s dividends, distributions and net assets. The shares of each Portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLIC, ONLAC, NSLAC, and portfolios of the Fund, and are held in their various separate accounts and in the Fund. The shares held in connection with those separate accounts are voted by ONLIC, ONLAC or NSLAC in accordance with instructions received from the owners of variable contracts issued in

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connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLIC, NSLAC and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

State Street Bank and Trust Company is the Fund’s accounting agent and custodian for all Portfolios of the Fund. It is located at 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, the custodian enters into subcustodial agreements.

Fund Performance

From time to time, the Fund’s affiliates may advertise the current yield, average annual total return and cumulative total returns for the Portfolios. The Fund’s affiliates might compare the results to other similar mutual funds or unmanaged indices. Management’s discussion and analysis of the Fund’s performance is included in the Fund’s most-recent annual report and is available for free upon request.

Total return for a Portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each Portfolio’s average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the Portfolio for one-, five- and ten-year periods or from the Portfolio’s inception. Cumulative total return reflects a Portfolio’s aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a Portfolio include the effect of deducting that Portfolio’s expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund’s total return may be demonstrated by comparing the Fund’s total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund’s affiliates may distribute sales literature comparing the performance of its Portfolios against the Consumer Price Index or established market indices such as the Dow Jones Industrial Average, the Standard & Poor’s 500®, 400®, 600® or 1500® Indices, Barra Value Index, one or more of Barclay’s Capital Bond Indices, Merrill Lynch Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 1000®, 2000®, 2500® or 3000® Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the NASDAQ Composite Index, the Nasdaq-100® Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC’s Money Fund Reports, or other management investment companies having investment objectives similar to the Portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each Portfolio may also be advertised.

The Fund’s affiliates may also advertise the performance ratings or rankings assigned to certain Portfolios or their sub-advisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron’s, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger’s Personal Finance and Money Magazine.

The prospectuses set forth in tabular form, under the caption “Financial Highlights,” certain information concerning the Fund and its individual Portfolios. The following discussion describes the Fund’s policy with respect to each Portfolio’s turnover rate.

Portfolio Turnover

Each Portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a Portfolio. The Fund’s policy with respect to each Portfolio is as follows:

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ON iShares Managed Risk Balanced Portfolio- The Portfolio commenced operations on June 25, 2021. The turnover rate for this Portfolio was 15% in 2021. Because the portfolio commenced operations during the most recent fiscal year, the turnover rate is from June 25, 2021, the Portfolio’s date of inception, through the end of the most recent fiscal year.

ON iShares Managed Risk Moderate Growth Portfolio – The Portfolio does not have a portfolio turnover rate as of the date of this SAI as it has not yet commenced operations. In the future, the Portfolio’s turnover rate will be provided here.

ON iShares Managed Risk Growth Portfolio –The Portfolio does not have a portfolio turnover rate as of the date of this SAI as it has not yet commenced operations. In the future, the Portfolio’s turnover rate will be provided here.

ON Janus Henderson U.S. Low Volatility Portfolio - The Portfolio commenced operations on June 25, 2021. The turnover rate for this Portfolio was 32% in 2021. Because the portfolio commenced operations during the most recent fiscal year, the turnover rate is from June 25, 2021, the Portfolio’s date of inception, through the end of the most recent fiscal year.

ON Federated Core Plus Bond Portfolio - The Portfolio commenced operations on May 1, 2020. The turnover rate for this Portfolio was 40% in 2021.

ON AB Relative Value Portfolio - The Portfolio commenced operations on December 2, 2021. The turnover rate for this Portfolio was 5% in 2021. Because the portfolio commenced operations during the most recent fiscal year, the turnover rate is from December 2, 2021, the Portfolio’s date of inception, through the end of the most recent fiscal year.

Investment Restrictions

Fundamental Investment Policies

The following is a complete list of the Fund’s fundamental investment restrictions. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund or a particular Portfolio, as appropriate. The Investment Company Act of 1940, as amended (the “1940 Act”), defines the vote of a majority of the outstanding voting securities of a fund to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting securities of the fund are represented or (ii) more than 50% of the outstanding voting securities of the fund. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular Portfolio, such matter shall be deemed to have been effectively acted upon with respect to such Portfolio if a majority of the outstanding voting securities of such Portfolio votes for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

As a matter of fundamental policy, each Portfolio:

1. Will not invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry or group of industries, except as permitted by the Securities and Exchange Commission (“SEC”). This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.

2. Will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Portfolio; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio's total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase transactions.

3. Will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Portfolio from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

4. Will not underwrite securities of other issuers, except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of Portfolio securities or when selling its own shares.

5. Will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real

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estate. This limitation also does not preclude a Portfolio from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

6. Will not make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning Portfolio securities.

7. Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Portfolio, provided that the Portfolio's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Non-Fundamental Investment Policy – All Portfolios

Each non-fundamental policy (whether for all Portfolios collectively or for a specific Portfolio individually) may be changed by the Fund’s Board of Directors (the “Board”) in the future without shareholder approval. As a matter of non-fundamental policy:

1. Each Portfolio will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. However, if more than 15% of Portfolio assets (defined as net assets plus the amount of any borrowings for investment purposes) are illiquid, a Portfolio's investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Portfolio assets.

2. Each Portfolio will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Portfolio except as may be necessary in connection with borrowings described in fundamental restriction (2) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Non-Fundamental Investment Policy – ON Federated Core Plus Bond Portfolio

As a matter of non-fundamental policy:

1. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in fixed-income investments.

Certain Investments and Risks

The following disclosures supplement the “Principal Investment Strategies and Related Risks” information set forth in the prospectus, and such prospectus disclosure is incorporated herein by reference. An adviser and/or its sub-advisers may not buy all of these securities or use all of these techniques to the full extent permitted unless it believes that they are consistent with the Portfolios’ investment objectives and policies and that doing so will help the Portfolios achieve their objectives. The debt security ratings referred to in the prospectus in connection with the investment policies of the Portfolios are defined in the Appendix to this Statement of Additional Information. By investing in the ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio or ON iShares Managed Risk Growth Portfolio, you also indirectly assume many of the same types of risks as investing directly in the underlying funds. For these Portfolios, unless otherwise specifically noted, the risks disclosed below arise indirectly to the Portfolio through its investment in underlying funds.

Call Options and Put Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put has the right to sell, the underlying security at the exercise price during the option period.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the

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specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500® Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

Regulation as a Commodity Pool Operator

The Fund, on behalf of each of its Portfolios, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio's operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

Options on Futures Contracts and Financial Indexes

Instead of entering into a financial futures contract, a Portfolio may buy and write options on futures contracts and financial indexes. A Portfolio may buy an option giving it the right to enter into such a contract at a future date. A Portfolio also may write an option giving another party the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A Portfolio also may buy or write options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash. Financial futures contracts, options on such contracts and options on financial indexes may be used for hedging and investment purposes.

Margin Requirements for Futures Contacts

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits:

• are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and

• are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its FCM and the custodian retain control of the initial margin until the contract is liquidated. If the value of either party's position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Adviser and sub-advisers attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business.

Derivative Transactions

The SEC has adopted a new regulatory framework governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Portfolios will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will require a Portfolio that qualifies as a “limited derivatives user” (generally, a Portfolio that limits the notional amount of its derivatives transactions to 10% or less of its net assets) to adopt and implement policies and procedures reasonably designed to manage the Portfolio’s derivatives risks, while a Portfolio that does not so qualify will be required to adopt and implement a written derivatives risk management program and comply with a quantitative limit on the estimated potential risk of loss that the Portfolio incurs from its derivatives transactions. This new regulatory framework will also eliminate the asset segregation and coverage framework currently used by the Portfolios to comply with Section 18 of the 1940 Act in connection with options and futures contracts and certain other financing transactions.

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Foreign Currency Transactions

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The ON iShares Managed Risk Balanced Portfolio, the ON iShares Managed Risk Moderate Growth Portfolio and the ON iShares Managed Risk Growth Portfolio may engage in such transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally, a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend

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to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Hybrid Instruments

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors, collars, interest rate swaps, credit default swaps, currency swaps, total return swaps, and volatility swaps.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million Secured Overnight Financing (“SOFR”) swap would require one party to pay to the other party the equivalent of the SOFR rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Most swap agreements entered into by a Portfolio calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Portfolio's risk of loss consists of the net amount of payments that a Portfolio is contractually entitled to receive, if any.

The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the custodian. A Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Portfolio's investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio's illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Adviser or sub-adviser believes that the other party to the transaction is creditworthy. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

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Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Equity Securities

Equity securities include preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Warrants

Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less than a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. This increases the market risks of warrants as compared to the underlying security. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Short Sales

Until a security borrowed in connection with a short sale (as described in the prospectus) is replaced, a Portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral (but not including the proceeds of the short sale) will at all times be equal to at least 100% of the current value of the security sold short. A Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a Portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a Portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. In addition to the short sales discussed above, a Portfolio also may make short sales “against the box,” a transaction in which a Portfolio enters into a short sale of a security which the Portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Portfolio delivers the security to close the short position. A Portfolio receives the net proceeds from the short sale.

Borrowing Money

A Portfolio may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Portfolio. In addition, a Portfolio also may borrow from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Portfolio's total assets at the time the borrowing is made. This limitation does not preclude a Portfolio from entering into reverse repurchase agreements. To the extent a Portfolio borrows, it may be subject to some additional costs and risks inherent in borrowing, such as reduced total return and increased volatility. Borrowing for investment purposes will result in leveraging of a

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Portfolio’s assets and may cause a Portfolio to liquidate portfolio positions when it would not be advantageous to do so. Interest paid on borrowed funds will not be available for investment and will reduce net income.

Zero-Coupon and Pay-in-kind Debt Securities

Zero-coupon securities (or “step ups”) in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see “Convertible Securities,” in the prospectus). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a Portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.

When-Issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements in which the Portfolio buys securities for a set price, with payment and delivery of the securities scheduled for a future time. These transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. There are no fees or other expenses, other than normal transaction costs. However, the Portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No Portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets.

Master Limited Partnerships

The Portfolios may invest in master limited partnerships (“MLPs”), which are equity securities that are passive investment vehicles, in which 85% to 90% of operating profits and losses are usually passed through the ownership structure to the limited partners. This pass through creates passive income or losses, along with dividend and investment income. MLPs’ investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions.

Investments in the equity securities of MLPs involve risks that differ from investments in the debt and equity securities of corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the limited partners and the general partner, cash flow risks, dilution risks and risk related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLPs may have limited financial resources, their securities may be relatively illiquid, and they may be subject to more erratic price movements because of the underlying assets they hold. In addition, there are certain tax risks associated with an investment in an MLP because, as a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in

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current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate.

The Tax Cuts and Jobs Act generally allows individuals and certain other non-corporate entities, such as partnerships, a deduction for 20% of “qualified publicly traded partnership income” such as income from MLPs. However, the law does not include any provision for a regulated investment company to pass the character of its qualified publicly traded partnership income through to its shareholders. As a result, an investor who invests directly in MLPs will be able to receive the benefit of that deduction, while a shareholder in the Portfolio will not.

Over-the-Counter Securities

Over-the-counter (“OTC”) securities are securities traded in a manner other than on a traditional exchange such as the NYSE. OTC transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Securities traded in OTC markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by a Portfolio in over-the-counter transactions may include an undisclosed dealer markup. There can be no assurance that a Portfolio will be able to close out an OTC position at an advantageous time or price.

Initial Public Offerings

The effect of initial public offerings (“IPOs”) on Portfolio performance depends on such factors as the number of IPOs in which a Portfolio invested, whether and to what extent the IPOs appreciated in value, and the Portfolio’s asset base. There is no assurance that a Portfolio’s investments in IPOs, if any, will have a positive effect on performance.

Royalty Trusts

Royalty trusts are special purpose financing vehicles organized as investment trusts created to make investments in operating companies or their cash flows. Royalty trusts buy the right to the royalties on the production and sales of a natural resource company. Income and cash flows generated by a royalty trust are passed directly to investors in the form of dividends or the return of invested capital. The yield generated by a royalty trust is not guaranteed and could be volatile because developments in the oil, gas and natural resources markets will affect payouts. For example, the yield on an oil royalty trust can be affected by changes in production levels, natural resources, political and military developments, regulatory changes and conservation efforts. In addition, natural resources are depleting assets. Eventually, the income-producing ability of the royalty trust will be exhausted, at which point the trustees may choose to liquidate, or will attempt to raise or retain funds to make new acquisitions. The purchase of new assets can depress current income and increase the risk that the new property is of lower quality than the property held by the trust. Generally, higher yielding trusts have less time until depletion of proven reserves.

Investment Companies

The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits a Portfolio’s investments in other investment companies to no more than 5% of the Portfolio’s total assets in any one investment company and no more than 10% in any combination of investment companies (except pursuant to certain rules under the 1940 Act or unless other limitations have been granted in an order issued by the SEC). The 1940 Act further prohibits a Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. However, the Portfolios may invest in investment companies beyond these general limits pursuant to certain provisions of the 1940 Act or rules under the 1940 Act. The ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio are known as “funds of funds” because they seek to achieve their investment objectives by investing in other funds. The Portfolios may invest in affiliated and unaffiliated underlying funds. New SEC Rule 12d1-4 under the 1940 Act is designed to streamline and enhance the regulatory framework for funds of funds arrangements by permitting acquiring funds to invest in the securities of other registered investment companies beyond certain statutory limits, subject to certain conditions. In connection with Rule 12d1-4, the SEC rescinded Rule 12d1-2 under the 1940 Act and most fund of funds exemptive orders, effective January 19, 2022.

Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management by combining shareholders’ money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements, buying and selling futures contracts, illiquid and restricted securities and repurchase agreements, and borrowing or lending money and/or Portfolio

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securities. The risks of investing in mutual funds generally reflect the risks of the securities and instruments in which the mutual funds invest and the investment techniques they may employ. Mutual funds (including the underlying funds) may invest in securities or instruments other than those described in this SAI. Also, mutual funds charge fees and incur operating expenses.

A Portfolio may also invest in loan instruments, including trade finance loan instruments, and emerging market debt securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities. A Portfolio’s investment in the trade finance loan instruments through another investment company may expose the Portfolio to risks of loss after redemption. A Portfolio may also invest in such securities directly. These other investment companies are managed independently of the Portfolio and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.

The risk described above applies directly to a Portfolio as well as indirectly to a Portfolio through its investment in underlying funds.

Loans

Each Portfolio may invest in various commercial loans, including bridge loans, debtor-in-possession ("DIP") loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.

Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans. Investments in bridge loans subject the Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower's use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor's otherwise unencumbered assets or secured by a junior lien on the debtor's encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, the Portfolio's only recourse will be against the property securing the DIP loan.

Mezzanine Loans. Mezzanine loans are secured by the stock of the company that owns the assets acquired with the proceeds of the loan. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer's capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.

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Mixed and Shared Funding

In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. ONLIC, NSLAC and the Fund do not currently foresee any such disadvantage. The Board will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Portfolio. Material conflicts could result from such things as:

• changes in state insurance law;

• changes in federal income tax law;

• changes in the investment management of any Portfolio; or

• differences between voting instructions given by variable life and variable annuity contract owners.

The Portfolios may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. ONLIC’s and NSLAC’s separate accounts are the sole shareholders of the Portfolios. Shares of certain other series of the Fund are sold to ONLIC, NSLAC, ONLAC and to other portfolios of the Fund which operate as funds of funds. ONLIC and NSLAC will vote Portfolio shares attributable to your contracts as you direct.

The risk described above is a direct risk of the Portfolios, and does not arise indirectly through investment in underlying funds.

Money Market Instruments

U.S. Government Obligations - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a “when issued” basis at which time the rate of return will not have been set.

Certificates of Deposit - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

Bankers’ Acceptances - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

Commercial Paper - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower’s ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

Repurchase Agreements - Under a repurchase agreement, a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the Portfolio to the seller. The resale price is normally greater than the purchase

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price and reflects an agreed upon interest rate. The rate is effective for the period of time the Portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or sub-adviser to present minimal credit risks in accordance with criteria established by the Board. The Adviser and sub-advisers review and monitor the creditworthiness of sellers under the Board’s general supervision. The Fund only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Fund have possession of the collateral. These agreements must also provide that the Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The Portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund’s custodian.

If the seller were to default, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A Portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the Portfolio might have a delay in obtaining its collateral. The Portfolio would then have a loss if the collateral declines in value.

The period of these repurchase agreements is usually short, from overnight to one week. At no time will a Portfolio invest in repurchase agreements for more than one year. These transactions enable a Portfolio to earn a return on temporarily available cash.

Money Market Funds - Open-end management investment companies registered under the 1940 Act that are regulated as money market funds under Rule 2a-7 of the 1940 Act.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations in order to finance longer-term credit needs. They may include debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of their most recent financial statements in excess of $100 million.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells a debt security to a bank or broker-dealer. The Portfolio agrees to repurchase it at a mutually agreed upon time and price. The Portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed upon future date, the Portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the Portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the Portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The SEC views these transactions as collateralized borrowings by the Portfolio. The Portfolios must abide by their investment restrictions for borrowing money.

Leveraging (Borrowing for Investment Purposes)

The 1940 Act requires a Portfolio to maintain continuous asset coverage equal to three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a Portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the Portfolio to sell securities then.

Borrowing may increase a Portfolio’s net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio’s securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Portfolio will have to pay, that Portfolio’s net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that Portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The Portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

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Cyber Security

With the increased use of technologies such as the Internet, the Fund’s business is potentially susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events, which may include, theft, misuse, corruption or destruction of data, denial of service attacks on websites, and other operational disruptions to name a few. Cyber incidents can affect the Fund, Adviser, sub-advisers, intermediaries, or third party service providers whose operations may impact the Fund. It is possible that such an incident can result in financial losses, including but not limited to, losses arising from inability to process transactions, violations of privacy and other applicable laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future, which may result in a negative financial impact on the Fund and its shareholders. While the Fund and Adviser have established business continuity plans in the event of, and risk management systems to attempt to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. There can be no assurance that the Fund, Adviser, sub-advisers, intermediaries or third party service providers will avoid losses affecting the Fund due to cyber incidents or information security breaches in the future.

The risk described above applies directly to a Portfolio as well as indirectly to a Portfolio through its investment in underlying funds.

Risks Associated With the Investment Activities of Other Accounts

Investment decisions for each Portfolio are made independently from those of other accounts managed by the Adviser or any sub-advisers and accounts managed by affiliates of the Adviser or sub-advisers. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Portfolio with respect to, for example, the value of Portfolio holdings, and/or prices paid to or received by the Fund on its Portfolio transactions, and/or the Fund’s ability to obtain or dispose of Portfolio securities.

The risk described above is a direct risk of the Portfolios, and does not arise indirectly through investment in underlying funds.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, a Portfolio may invest in taxable municipal securities.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

To Be Announced Securities

As with other delayed delivery transactions, a seller agrees to deliver a To Be Announced Security (“TBA”) at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

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Portfolio Holdings Disclosure Policy

It is the policy of the Fund to publicly disclose holdings of all the Portfolios in accordance with regulatory requirements, such as in periodic Portfolio disclosure in filings with the SEC. Portfolio holding information is provided to the Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities including, without limitation, the Fund’s custodians, fund accountants, fund administrators, investment adviser (and consultants, if any, used by the Adviser with respect to a Portfolio), sub-advisers, independent registered public accounting firm, proxy voting service, and attorneys, as well as its officers and directors, all of whom remain subject to duties of confidentiality, including a duty not to trade on nonpublic information, whether imposed by law or by contract.

Certain Portfolio information, such as top ten holdings (or, for Portfolios that invest primarily in underlying funds, a list of all underlying funds and/or top ten holdings of the underlying funds), sector holdings, and other Portfolio characteristics data may also be publicly disclosed via the Fund’s website or otherwise no sooner than 15 days following the last day each calendar month.

There are numerous mutual fund evaluation services that analyze the Portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or to subscribers to their service. Also, there are third-party services that enable the Adviser (or any sub-adviser), to perform Portfolio analytics and reconciliations. These services must obtain data from the custodian(s) to supply timely, frequently updated holdings information to the Adviser (or any sub-adviser) for this limited purpose. In addition, there are third-party services that may be engaged to monitor and file class action claims for the Portfolios, and that must obtain daily holdings information from the custodian(s) for that purpose. The Fund may distribute (or authorize a service provider to distribute) Portfolio holdings to these mutual fund evaluation services and third party services before public disclosure is made, on an ongoing basis. These services sign a written confidentiality agreement that prohibits them from distributing Portfolio holdings or the results of their analyses to third-parties. No person receives any compensation for the disclosure of Portfolio holdings.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Fund’s Chief Compliance Officer.

Management of the Fund

Directors and Officers of the Fund

The Board is responsible for overseeing the management of all the Fund’s Portfolios. The Board can amend the Fund’s By-laws, elect its officers, declare and pay dividends, and exercise all the Fund’s powers except those reserved to the shareholders.

Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Independent Directors
Christopher A. Carlson Age 63	Chairman, Director	Indefinite; Since July 2020	President/Vice Chairman (and other positions): Ohio National Financial Services (June, 1993 – December, 2018)	25	None
George M. Vredeveld Age 79	Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	Professor Emeritus, Finance: University of Cincinnati (January 2014-present); Honorary Consul: Republic of Bulgaria (2019-present)	25	None

[1] The mailing address of each Officer and Director is: c/o Ohio National Fund, Inc. One Financial Way, Montgomery, Ohio 45242.

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Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Geoffrey Keenan Age 63	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	Executive Vice President, Asset Management Operations: Acrisure LLC (May 2021 – December 2021); Retired (2013 – May 2021); Executive Vice President and Chief Operating Officer: Gateway Investment Advisers, LLC (1995-2013)	25	None
Madeleine W. Ludlow Age 67	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	Founder/Managing Director: West Capital Partners LLC (2010-present); Director, ALLETE, Inc. (2004 – present)	25	Managing Director: West Capital Partners LLC; Director: ALLETE, Inc.
Lawrence L. Grypp Age 73	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since December 2016	Senior Business Advisor and Board Member (January 2018 – present); President: Goering Center for Family and Private Business (August 2008 – December 2017)	25	None
Officers
Tara York Age 33	President	Indefinite; Since February 2021

Vice President, Annuity Funds Complex and Product Management, ONLIC (May 2021 – present); Second Vice President, Head of Investment Manager Research: ONLIC (May 2017 – present); Client Portfolio Manager, PNC Institutional Asset Management (September 2013 – May 2017)

				NA	NA
Paul J. Gerard Age 62	Vice President	Indefinite; Since March 2016	Senior Vice President and Chief Investment Officer: ONLIC and NSLAC (January 2016 - present)	NA	NA

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Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Keith Dwyer Age 49	Chief Compliance Officer	Indefinite; Since November 2015

Chief Compliance Officer, Separate Accounts: ONLIC (November 2015 – present); Second Vice President, Fund Compliance: ONLIC (August 2016 - present); Director, Fund Compliance: ONLIC (January 2015 - August 2016); Administrator, Fund Compliance: ONLIC (January 2014 - January 2015); Chief Compliance Officer: ONI and other Ohio National-affiliated companies (August 2016 - present); Chief Compliance Officer: Fiduciary Capital Management ("FCM") (August 2016 – December 2017); Chief Compliance Officer: Suffolk Capital Management, LLC (“Suffolk”) (August 2016 - December 2016); Interim Chief Compliance Officer: ONI, Suffolk, FCM and other Ohio National-affiliated companies (November 2015 - August 2016)

				NA	NA
R. Todd Brockman Age 53	Treasurer	Indefinite; Since August 2004	Vice President, Mutual Fund Operations: ONLIC and NSLAC (February 2014-present); Treasurer: ONI (August 2004 - present)	NA	NA
Kimberly A. Plante Age 48	Secretary	Indefinite; Since March 2005

Vice President and Counsel: ONLIC (November 2017-present); Second Vice President and Counsel: ONLIC (January 2016-November 2017); Senior Associate Counsel: ONLIC (January 2011-January 2016); Secretary: ONI; Officer of various other Ohio National-affiliated companies (March 2005 – present)

				NA	NA

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Name, Address[1] and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Daniel P. Leming Age 37	Assistant Treasurer	Indefinite; Since March 2016

Assistant Vice President, Mutual Fund Operations: ONLIC (December 2020 – present); Director, Fund Operations and Analysis: ONLIC (July 2018 - present); Assistant Director, Fund Operations and Analysis: ONLIC (December 2016 – June 2018); Manager, Fund Operations and Analysis: ONLIC (February 2016 - December 2016)

				NA	NA
Timothy A. Abbott Age 50	Assistant Secretary	Indefinite; Since February 2022	Senior Attorney, ONLIC (March 2021– present); Compliance Consultant, ONLIC (January 2017 – March 2021); Senior Compliance Analyst (March 2015 – January 2017)	NA	NA

Qualifications of the Board of Directors. The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors. In addition, the Board has taken into account the actual service and commitment of the Directors during their tenure in concluding that each should continue to serve. A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund, other mutual funds, public or private companies, non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each Director that led the Board to conclude that he should serve as a Director.

Dr. Vredeveld has served as a Director of the Fund for more than 25 years and has over 40 years of experience as a professor of economics and as the president of an organization promoting economic research and education. Ms. Ludlow has extensive business and financial industry experience, including serving as the founder, president, chief executive officer, chief financial officer or treasurer of several operating companies and serving as a trustee or director of several public and non-profit organizations. Mr. Keenan has extensive business and financial industry experience, including serving as an executive vice president and chief operating officer of a registered investment adviser. Mr. Grypp has several years of experience in the financial industry including serving as president and chief executive officer of two major life insurance companies and serving as chairman of two national investment broker dealers. Previously, he was the chair of an investment committee of a premier health care provider in Ohio. Mr. Carlson has over 26 years of experience with ONLIC, including 12 years as Chief Investment Officer, and has extensive experience in the industry. Previously, he was the President of the Adviser and the Fund.

Specific details about each Director’s professional experience appear in the professional biography tables above.

Structure and Oversight

Board Structure. Christopher Carlson currently serves as Chairman. Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman. The Chairman develops the agenda of each meeting together with management; and chairs the meetings of the Independent Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

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In addition, the Directors have appointed Lawrence L. Grypp as Lead Independent Director. The Lead Independent Director acts as a liaison between the Independent Directors and management with respect to matters important to the Independent Directors. The Lead Independent Director is responsible for coordinating the activities of the Independent Directors, including calling regular meetings and executive sessions of the Independent Directors; developing the agenda of each meeting together with the Chairman and management; and chairing the meetings of the Independent Directors. The Chairman and Lead Independent Director may also perform such other functions as may be delegated by the Board from time to time. The Directors have determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances.

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, sub-advisers, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and Independent Directors’ counsel, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Fund’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Fund’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Directors. The actual day-to-day risk management with respect to the Fund resides with the Adviser, sub-advisers and other service providers to the Fund. Although the risk management policies of the Adviser, sub-advisers and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. The Board met five times in 2021.

Committees. The Board has no special nominating or compensation committees. These functions are the responsibility of the Board’s Independent Directors Committee. The Independent Directors Committee meets periodically with the Independent Directors’ own independent legal counsel to review matters of Fund governance. The Independent Directors also review investment advisory agreements and sub-advisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2021. All members attended those meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

The Independent Directors also constitute the Board’s Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund’s independent registered public accounting firm. The Audit Committee meets at least twice a year with the independent registered public accounting firm to review the results of the auditing engagement and to discuss the independent registered public accounting firm’s audit plan for the next ensuing year-end audit of the Fund’s financial reports. The Audit Committee met two times in 2021. The Audit Committee has elected Ms. Ludlow as its Chairman. Ms. Ludlow has been designated by the Board as an “Audit Committee financial expert.”

Director Ownership in the Fund

None of the Directors directly owns shares of the Fund. As of December 31, 2021, with the exception of Mr. Carlson, the Directors owned no variable contracts issued by Ohio National that would entitle them to give voting instructions with respect to any of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director, including Mr. Carlson, as of December 31, 2021:

Director	Dollar Range of Beneficial Ownership of the Fund as of December 31, 2021*	Aggregate Dollar Amount of all Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies as of December 31, 2021*

Independent Directors

Christopher A. Carlson	over $100,000	over $100,000

George M. Vredeveld	None	None
Madeleine W. Ludlow	None	None
Lawrence L. Grypp	None	None
Geoffrey Keenan	None	None

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Ownership of Securities of the Adviser and Related Companies

As of December 31, 2021, no Independent Directors nor any of their immediate family members owned, beneficially or of record, securities of the Adviser, any sub-adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any sub-adviser or the distributor.

Compensation of Directors

Directors were compensated as follows in 2021:

Director	Aggregate Compensation From the Fund
George M. Vredeveld	$160,000
Madeleine W. Ludlow	$165,000
Lawrence L. Grypp	$166,250
Geoffrey Keenan	$167,500
Christopher A. Carlson	$167,500

Officers of the Fund who are employees or officers of the Adviser, ONLIC, ONLAC or NSLAC receive no compensation from the Fund. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.

Codes of Ethics

The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act (and the Adviser has adopted a Code of Ethics under Rule 204A-1 under the Investment Advisers Act, as amended). These codes restrict Directors, employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities during a period within seven days of the Fund’s purchase or sale of such security. Pursuant to the Sarbanes-Oxley Act of 2002, the Fund has also adopted a Code of Ethics for the Fund’s President (the principal executive officer) and Treasurer (the principal financial and accounting officer).

Proxy Voting Policies

The Adviser votes proxies relating to the securities owned by the Fund in accordance with policies and procedures established by the Board, subject to the continued review and oversight of the Board.

The Adviser has established a Proxy Committee to implement these policies, and to develop and maintain the Adviser’s Proxy Voting Guidelines, which are also approved by the Board. Pursuant to the Fund’s policies, the Proxy Committee makes the decision whether to vote on a proposal and, if so, how to vote.

The Proxy Voting Guidelines, and the Fund’s policies, require proxy voting only for proposals that the Adviser believes may have an impact on the long term economic value of the securities involved, or may otherwise affect the interests of the Fund’s shareholders and underlying contract owners. The Board has instructed the Adviser that it is not necessary to vote all proxies, and has given the Adviser the discretion to limit voting to those proxy proposals that the Adviser believes may have such an impact. Generally, such proposals would include proposals that affect a company’s capital structure (such as mergers, acquisitions and corporate restructurings), affect voting rights or preferences, involve shareholder rights plans or other anti-takeover proposals, involve authorization of additional capital or debt, or involve equity compensation plans. Some of these proposals may require case-by-case consideration by the Proxy Committee, as they are more subjective in nature and the committee’s decisions could be dependent on specific facts and circumstances.

The Board has authorized the Fund to engage Glass Lewis & Co. to obtain, vote, and record proxies in accordance with the approved Proxy Voting Guidelines. For proxy proposals that require case-by-case direction from the Proxy Committee, due to their non-routine, complex, or subjective nature, Glass Lewis & Co. provides the Proxy Committee with research and analysis that it has obtained or formulated. The Proxy Committee may use such information, along with other sources of information, for guidance in making its voting decisions. To the extent the Adviser chooses to vote on proxy proposals on matters that are clearly defined and directed by objective and observable parameters as prescribed by the Proxy Voting Guidelines, Glass Lewis & Co. is given discretion by the Adviser to vote without further guidance from the Proxy Committee.

In all cases, the Proxy Committee and Adviser are obligated to vote in the interests of shareholders and underlying contract owners. If a potential conflict arises between the interests of the Adviser (or members of the Proxy Committee) and those of

22

the shareholders and underlying contract owners, the Proxy Committee will refer the issue to the Board to decide whether to vote and how to vote. The committee may also refer issues to the Board whenever the committee sees fit or when a majority of the committee is unable to resolve an issue.

To obtain information about how the Adviser voted with respect to a security held by the Fund during the most recent 12 months ended June 30, or a copy of the Fund’s Proxy Voting Guidelines, send a written request to:

R. Todd Brockman, Treasurer

Ohio National Investments, Inc.

One Financial Way

Montgomery, Ohio 45242

You may also obtain this information by calling the Fund at 800-366-6654 or by logging on to the SEC’s website at www.sec.gov

Shareholders’ Meetings

The Fund’s by-laws do not require that shareholders meetings be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of certain investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.

Investment Advisory and Other Services

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLIC. The Adviser is a wholly-owned subsidiary of ONLIC. The Adviser uses ONLIC’s investment personnel and administrative systems.

The Adviser regularly furnishes to the Board recommendations with respect to an investment program consistent with the investment policies of each Portfolio. Upon approval of an investment program by the Board, the Adviser or sub-adviser implements the program by placing the orders for the purchase and sale of securities (including underlying funds).

The Adviser’s services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers, for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services, (other than those provided by agreement with State Street Bank), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on Portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders’ meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each Portfolio’s average daily net assets during the month for which the fees are paid based on the following schedule:

ON iShares Managed Risk Balanced Portfolio†	ON Janus Henderson U.S. Low Volatility Portfolio†
0.58% of first $1.5 billion	0.60% of first $500 million
0.55% over $1.5 billion	0.58% over $500 million

ON iShares Managed Risk Moderate Growth Portfolio†	ON Federated Core Plus Bond Portfolio†
0.58% of first $1.5 billion	0.56% of first $100 million
0.55% over $1.5 billion	0.54% of next $150 million
0.50% of next $150 million
ON iShares Managed Risk Growth Portfolio†	0.45% of next $350 million
0.58% of first $1.5 billion	0.43% over $750 million
0.55% over $1.5 billion
ON AB Relative Value Portfolio
0.65% of the first $100 million
0.61% of the next $200 million
___________________________	0.59% over $300 million

† Rates effective May 1, 2020

23

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Portfolios. The Adviser has engaged a sub-adviser for each of the ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio, ON iShares Managed Risk Growth Portfolio, ON Janus Henderson U.S. Low Volatility Portfolio, ON Federated Core Plus Bond Portfolio and ON AB Relative Value Portfolio subject to the approval of the Board. The Adviser has entered into Sub-Advisory Agreements with BlackRock, Janus, Federated Investment and AllianceBernstein to manage the investment and reinvestment of those Portfolios’ assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:

ON iShares Managed Risk Balanced Portfolio†	ON Janus Henderson U.S. Low Volatility Portfolio†
(BlackRock)	(Janus)
0.20% of first $1.5 billion*	0.15% of all net assets
0.18% over $1.5 billion*

ON iShares Managed Risk Moderate Growth Portfolio†	ON Federated Core Plus Bond Portfolio†
(BlackRock)	(Federated Investment)
0.20% of first $1.5 billion*	0.18% of first $100 million
0.18% over $1.5 billion*	0.15% of next $150 million
0.12% of next $150 million
ON iShares Managed Risk Growth Portfolio†	0.10% of next $350 million
(BlackRock)	0.08% over $750 million
0.20% of first $1.5 billion*
0.18% over $1.5 billion*	ON AB Relative Value Portfolio
0.28% of first $100 million
0.24% of next $200 million
0.22% over $300 million
___________________________

† Rates effective May 1, 2020

* Of the combined average daily net assets of the ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio.

The following investment advisory fees from each of the Fund’s Portfolios were paid to the Adviser for each of the indicated years, ended December 31:

	2021	2020
ON iShares Managed Risk Balanced Portfolio	1,234,479	N/A
ON iShares Managed Risk Moderate Growth Portfolio*	N/A	N/A
ON iShares Managed Risk Growth Portfolio*	N/A	N/A
ON Janus Henderson U.S. Low Volatility Portfolio	2,935,304	N/A
ON Federated Core Plus Bond Portfolio	2,450,499	802,691
ON AB Relative Value Portfolio	38,670	N/A
Total	$6,658,952	$802,691

* The ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio have not yet commenced operations as of the date of this filing.

The Investment Advisory Agreement also provides that if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed 1%, on an annualized basis, of such Portfolio’s average daily net asset value, the Adviser will pay such expenses. For 2021, the Advisor paid no such fees.

Under a Service Agreement among the Fund, the Adviser and ONLIC, ONLIC has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLIC for its expenses in this regard.

The Board and the shareholders of the respective Portfolios approved the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

	Board of Directors	Shareholders
ON iShares Managed Risk Balanced Portfolio (Investment Advisory and Service)	06-22-2021	06-23-2021
ON iShares Managed Risk Balanced Portfolio (Sub-Advisory)	06-22-2021	N/A

24

ON iShares Managed Risk Moderate Growth Portfolio (Investment Advisory and Service)	06-22-2021	N/A
ON iShares Managed Risk Moderate Growth Portfolio (Sub-Advisory)	02-16-2022	N/A
ON iShares Managed Risk Growth Portfolio (Investment Advisory and Service)	06-22-2021	N/A
ON iShares Managed Risk Growth Portfolio (Sub-Advisory)	02-16-2022	N/A
ON Janus Henderson U.S. Low Volatility Portfolio (Investment Advisory and Service)	06-22-2021	06-23-2021
ON Janus Henderson U.S. Low Volatility Portfolio (Sub-Advisory)	11-11-2021	N/A
ON Federated Core Plus Bond Portfolio (Investment Advisory and Service)	06-22-2021	08-30-2021
ON Federated Core Plus Bond Portfolio (Sub-Advisory)	06-22-2021	N/A
ON AB Relative Value Portfolio (Investment Advisory and Service)	11-11-2021	12-01-2021
ON AB Relative Value Portfolio (Sub-Advisory)	11-11-2021	12-01-2021

Following an initial two year term, these agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund’s Directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board or by a majority of the outstanding voting securities of each Portfolio voting separately.

The Board reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. In reviewing the agreements, the Board reviews information provided to it by the Adviser and sub-advisers before the meeting. The Board considers the nature and quality of services provided by the Adviser and each sub-adviser, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser’s income, expenses and profitability, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which Portfolio securities are purchased and sold. The performance of each Portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the Board requests and receives information from the Adviser and sub-advisers relative to these factors. The Board also considers the Adviser’s and sub-advisers’ compliance with investment policies, regulatory requirements and ethical standards. The independent directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement (and with respect to the Investment Advisory/Sub-Advisory Agreements, each Portfolio) is considered separately on its own merits.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated as to any Portfolio at any time without the payment of any penalty, on 60 days’ written notice to the Adviser by the Board or by a vote of the majority of the Portfolio’s outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days’ written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLIC on 90 days’ written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days’ written notice to the Fund and the other party. Any agreement will automatically terminate in the event of its assignment.

The SEC has issued an order permitting the Adviser, subject to the Board’s approval and oversight, to enter into, materially amend and terminate Sub-Advisory Agreements (other than with affiliated sub-advisers). The shareholders of each Portfolio then in existence approved this arrangement on April 30, 2002.

PORTFOLIO MANAGERS

ON iShares Managed Risk Balanced Portfolio

Portfolio Manager: Philip Green

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	25 / $21.01 billion	0 / $0
Other Pooled Investment Vehicles	32 / $11.67 billion	2 / $367.0 million
Other Accounts	9 / $8.00 billion	3 / $2.39 billion

____________

Portfolio Manager Compensation Overview

25

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Green is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from

26

those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Portfolio are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON iShares Managed Risk Balanced Portfolio

Portfolio Manager: Michael Pensky

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	23 / $17.46 billion	0 / $0
Other Pooled Investment Vehicles	19 / $5.27 billion	3 / $494.1 million

Other Accounts	0 / $0	0 / $0

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Pensky is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-

27

term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Portfolio are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON iShares Managed Risk Moderate Growth Portfolio

Portfolio Manager: Philip Green

28

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	26 / $21.42 billion	0 / $0
Other Pooled Investment Vehicles	32 / $11.67 billion	2 / $367.0 million
Other Accounts	9 / $8.00 billion	3 / $2.39 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Green is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

29

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Portfolio are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON iShares Managed Risk Moderate Growth Portfolio

Portfolio Manager: Michael Pensky

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	24 / $17.87 billion	0 / $0
Other Pooled Investment Vehicles	19 / $5.27 billion	3 / $494.1 million

Other Accounts	0 / $0	0 / $0

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Pensky is not measured against a specific benchmark.

30

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Portfolio are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.

31

BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON iShares Managed Risk Growth Portfolio

Portfolio Manager: Philip Green

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	26 / $21.42 billion	0 / $0
Other Pooled Investment Vehicles	32 / $11.67 billion	2 / $367.0 million
Other Accounts	9 / $8.00 billion	3 / $2.39 billion

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Green is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of

32

the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Portfolio are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON iShares Managed Risk Growth Portfolio

Portfolio Manager: Michael Pensky

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets	Total Number of Other Accounts Managed /Total Assets for which Advisory Fee is Performance-Based

Registered Investment Companies	24 / $17.87 billion	0 / $0
Other Pooled Investment Vehicles	19 / $5.27 billion	3 / $494.1 million

Other Accounts	0 / $0	0 / $0

____________

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

33

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Pensky is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Portfolio have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are

34

directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Portfolio are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Ownership of Shares: None

ON Janus Henderson U.S. Low Volatility Portfolio

Co-Portfolio Managers: Adrian Banner and Vassilios Papathanakos

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed /Total Assets(*)

Registered Investment Companies	5 / $1,366.84 million
Other Pooled Investment Vehicles	11 / $1,874.87 million
Other Accounts	73 / $34,799.97 million(1)

____________

(*) For any co-managed accounts, the assets reflect total account assets.

(1) Fifteen of the accounts included in the total, consisting of $16.992.59 million of the total assets in the category, have a performance-based advisory fee.

Material Conflicts: The following describes material conflicts as of December 31, 2021. Intech’s investment personnel may manage other accounts with investment strategies similar to the Portfolio. Fees earned by Intech may vary among these accounts. The investment personnel may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel’s compensation than others. Under certain circumstances, the investment personnel (or their family members) may own the same securities as those held in the Portfolio. These factors could create conflicts of interest because the investment personnel may have incentives to favor one or more accounts over others, resulting in the potential for the Portfolio to be disadvantaged if, for example, one or more accounts outperform the Portfolio. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for the Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by the investment personnel. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by a Portfolio.

However, Intech believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Intech generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. Furthermore, Intech believes that conflicts arising from personal ownership by the investment personnel (or their family members) of the same securities held in a Portfolio may be mitigated by the investment personnel’s compliance with Intech’s personal trading policy within the Personal Code of Ethics.

Compensation: The compensation structure of the investment personnel is determined by Intech. The following describes the structure and method of calculating the investment personnel’s compensation as of December 31, 2021. For managing the Portfolio and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by Intech, which is not based on performance or assets of the Portfolio or other accounts. The investment personnel are also eligible for variable compensation as determined by Intech management, which is not based on performance or assets of the

35

Portfolio or other accounts; rather, it is based on overall corporate performance and individual contribution. Variable compensation is paid in the form of cash and long-term incentive awards (which are subject to a vesting schedule and potentially consist of Intech ownership interests and/or a cash-deferred award that is credited with income, gains, and losses based on the performance of mutual fund investments selected by the investment personnel). Intech’s variable compensation pool is funded each year based on Intech’s pre-incentive operating income. The investment personnel, as part owners of Intech, also receive compensation by virtue of their ownership interest in Intech. Compensation (both fixed and variable) is determined on a pre-tax basis.

Ownership of Shares – None

ON Federated Core Plus Bond Portfolio

Portfolio Manager: Donald T. Ellenberger

The following information about the portfolio manager is provided as of December 31, 2021.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Donald T. Ellenberger	Total Number of Additional Accounts Managed / Total Assets*

Registered Investment Companies	2 / $12.4 billion
Other Pooled Investment Vehicles	2 / $3.8 billion

Other Accounts	8 / $1.7 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Portfolio: None.

Donald Ellenberger is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one year pre-tax gross total return basis versus the Portfolio’s benchmark (i.e., Bloomberg Universal) and versus the Portfolio’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Ellenberger is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Ellenberger is responsible when his compensation is calculated may be equal or can vary.

In addition, Mr. Ellenberger has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned is greater than or equal to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant. Pursuant to the terms of a business agreement, Mr. Ellenberger’s annual incentives may include certain guaranteed amounts.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively,

36

including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

ON Federated Core Plus Bond Portfolio

Portfolio Manager: Chengjun (Chris) Wu, CFA

The following information about the portfolio manager is provided as of December 31, 2021.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Chengjun (Chris) Wu	Total Number of Additional Accounts Managed / Total Assets*

Registered Investment Companies	5 / $16.7 billion

Other Pooled Investment Vehicles	0 / $0

Other Accounts	11 / $2.2 billion

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Portfolio: None.

Chengjun (Chris) Wu is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on certain other accounts managed by the portfolio manager. IPP is measured for the rolling one, three and five calendar year periods, typically, on a pre-tax gross total return basis vs the account’s benchmark and versus the designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. The allocation or weighting given to the performance of the other accounts or activities for which Mr. Wu is responsible when his compensation is calculated may be equal or can vary. The performance of certain of these accounts is excluded when calculating IPP.

In addition, Mr. Wu serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP group. At the account level, the weighting assigned to the Portfolio may be greater than, lesser than or equal to the weighting assigned to certain other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

In addition, Mr. Wu was awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.

37

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

ON Federated Core Plus Bond Portfolio

Portfolio Manager: Jerome D. Conner, CFA

The following information about the portfolio manager is provided as of December 31, 2021.

Additional Accounts Managed by Portfolio Manager

Types of Accounts Managed by Jerome D. Conner	Total Number of Additional Accounts Managed / Total Assets*

Registered Investment Companies	5 / $11.6 billion

Other Pooled Investment Vehicles	0 / $0

Other Accounts	3 / $58.1 million

____________

*None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Portfolio: None.

Jerome D. Conner is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one year pre-tax gross total return basis versus the Portfolio’s benchmark (i.e., Bloomberg Universal) and versus the Portfolio’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

As noted above, Mr. Conner is also the portfolio manager for other accounts in addition to the Portfolio. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Portfolio or other accounts or activities for which Mr. Conner is responsible when his compensation is calculated may be equal or can vary.

In addition, Mr. Conner serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.

For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned is greater than or equal to certain other accounts or activities, and is lesser than or equal to the weighting assigned to certain other accounts or activities, used to determine IPP (but can be adjusted periodically. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.

38

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Portfolio, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Portfolio. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Portfolio or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Portfolio trades and/or specific uses of commissions from Portfolio trades (for example, research or “soft dollars”). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Portfolio from being negatively affected as a result of any such potential conflicts.

ON AB Relative Value Portfolio

Portfolio Manager: Frank Caruso, CFA

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based

Registered Investment Companies	10 / $28,978 million	0 / $0
Other Pooled Investment Vehicles Other Accounts	18 / $37,239 million 2,913 / $8,435 million	0 / $0 0 / $0

Compensation

Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

39

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds.  AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and

40

procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Ownership of Shares: None

ON AB Relative Value Portfolio

Portfolio Manager: John H. Fogarty, CFA

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based

Registered Investment Companies	11 / $28,891 million	0 / $0
Other Pooled Investment Vehicles Other Accounts	19 / $40,250 million 2,916 / $9,388 million	0 / $0 0 / $0

Compensation

Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component

41

focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds.  AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires

42

preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Ownership of Shares: None

ON AB Relative Value Portfolio

Portfolio Manager: Vinay Thapar, CFA

Other Accounts:

The following information about the portfolio manager is provided as of December 31, 2021.

Other Accounts Managed	Total Number of Other Accounts Managed/Total Assets	Total Number of Other Accounts Managed/Total Assets for which Advisory Fee is Performance Based

Registered Investment Companies	10 / $28,863 million	0 / $0
Other Pooled Investment Vehicles Other Accounts	19 / $40,250 million 2,916 / $9,388 million	0 / $0 0 / $0

Compensation

43

Compensation for our investment professionals – portfolio managers, analysts, and traders -- is designed to align with AllianceBernstein’s mission and values: generating better investment outcomes for our clients while promoting responsibility and stewardship.

Incentive Compensation Significant Component: Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. While both overall compensation levels and the splits between base and incentive compensation vary from year to year, incentive compensation is a significant part of overall compensation. For example, for our portfolio managers, the bonus component averages approximately 60-80% of their total compensation each year. Part of each professional’s annual incentive compensation is normally paid through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a three-year period. We believe this helps our investment professionals focus appropriately on long-term client objectives and results.

Determined by Both Quantitative and Qualitative Factors: Total compensation for our investment professionals is determined by both quantitative and qualitative factors. For portfolio managers, the most significant quantitative component focuses on measures of absolute and relative investment performance in client portfolios. Relative returns are evaluated using both the Strategy’s primary benchmark and peers over one-, three- and five-year periods, with more weight given to longer time periods. We also assess the risk pattern of performance, both absolute and relative to peers.

Qualitative Component Includes Responsibility-Related Objectives: The qualitative component of compensation for portfolio managers incorporates the manager’s broader contributions to overall investment processes and our clients’ success. Because we deeply believe as a firm that ESG factors present both investment risks and opportunities, every AllianceBernstein portfolio manager has goals that promote the integration of ESG and sustainability in our investment processes. The exact goals will vary depending on the individual’s role and responsibilities, but typical goals for portfolio managers include discussion of ESG or sustainability risks and opportunities at research reviews and the integration of these factors in portfolio decision making.

Other aspects of qualitative objectives for our portfolio managers include thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong, diverse, and inclusive talent pool, mentoring newer investment professionals, being a good corporate citizen, and the achievement of personal goals. The qualitative portion is determined by individual goals set at the beginning of the year, with measurement and feedback on how those goals are being achieved provided at regular intervals. Other factors that can play a part in determining portfolio managers’ compensation include complexity of investment strategies managed.

Research Analysts: At AllianceBernstein, research professionals have compensation and career opportunities that reflect a stature equivalent to their portfolio manager peers.  Compensation for our research analysts is also heavily incentive-based and aligned with results generated for client portfolios. Criteria used include how well the analyst’s research recommendations performed, the breadth and depth of his or her research knowledge, the level of attentiveness to forecasts and market movements, and the analyst’s willingness to collaborate and contribute to the overall intellectual capital of the firm.

Responsibility-Related Objectives for our Research Analysts: Like our portfolio managers, our fundamental research analysts also have goals related to ESG analysis and integration. For our analysts, these typically focus on providing assessments of ESG and sustainability factors in their research and recommendations, engaging with issuers for insight and action on ESG and sustainability topics, and documenting these engagements in our ESIGHT platform.

Traders: Traders are critically important to generating results in client accounts. As such, compensation for our traders is highly competitive and heavily incentive-based. Our portfolio managers and Heads of Trading evaluate traders on their ability to achieve best execution and add value to client portfolios through trading.  We also incentivize our fixed income traders to continually innovate for clients, encouraging them to continue developing and refining new trading technologies to enable AllianceBernstein to effectively address liquidity conditions in the fixed income markets for our clients.

Assessments of all investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm. We have designed our compensation program to attract and retain the highest-caliber employees while aligning with our firm’s deeply held values of responsibility and stewardship.  We incorporate multiple sources of industry benchmarking data to ensure our compensation is highly competitive and fully reflects each individual’s contributions in achieving client objectives.

Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject

44

to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds.  AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities

The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

Ownership of Shares: None

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Brokerage Allocation

The Adviser may, from time to time, place orders for the purchase or sales of securities by selecting brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the Portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and Portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one Portfolio, a broker may also offer services of benefit to other Portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board’s approval and subject to its review, direct Portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or a sub-adviser may direct brokerage to a broker that also sells ONLIC, ONLAC, or NSLAC products, either itself or through affiliates. Portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.

For each of the indicated years, ended on December 31, the following brokerage commission amounts were paid by each Portfolio:

	2021	2020
ON iShares Managed Risk Balanced Portfolio	56,666	N/A
ON iShares Managed Risk Moderate Growth Portfolio*	N/A	N/A
ON iShares Managed Risk Growth Portfolio*	N/A	N/A
ON Janus Henderson U.S. Low Volatility Portfolio	106,159	N/A
ON Federated Core Plus Bond Portfolio	14,042	2,319
ON AB Relative Value Portfolio	15,812	N/A
Total	$192,679	$2,319

* The ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio have not yet commenced operations as of the date of this filing.

Purchase and Redemption of Shares

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than

46

weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the SEC by order so permits for the protection of security holders of the Fund.

Shares of one Portfolio may be exchanged for shares of another Portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund’s shares is determined on each day on which an order for purchase or redemption of the Fund’s shares is received and there is a sufficient degree of trading in Portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If an underlying fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the underlying fund’s investments may change on days when underlying fund shares cannot be purchased or redeemed. The net asset value of each Portfolio is computed by dividing the value of the securities in that Portfolio plus any cash or other assets less all liabilities of the Portfolio, by the number of shares outstanding for that Portfolio.

Securities which are held in a Portfolio and listed on a securities exchange are valued at the last sale price at the close of the exchange or, if there has been no sale that day, then the mean between the bid and ask prices will be used. OTC securities are valued at the last trade price as of 4:00 p.m. Eastern time.

When a determination is made that current market prices or underlying fund net asset values are not readily available, the Portfolio values its assets at fair value as determined in good faith in accordance with procedures adopted by the Board. The Board is ultimately responsible for determining the current net asset values of each Portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the Portfolios: FT Interactive Data, Reuters, Bloomberg, Standard and Poor’s Securities Evaluations, Inc. and any brokers making a market in a particular security.

Short-term debt securities in Portfolios with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost. All other assets of the Portfolios, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith in accordance with procedures adopted by the Board.

With regard to the ON iShares Managed Risk Balanced Portfolio, ON iShares Managed Risk Moderate Growth Portfolio and ON iShares Managed Risk Growth Portfolio, because the Portfolios are primarily invested in shares of underlying funds, each Portfolio’s net asset value is based primarily on the net asset values of the underlying funds in which it invests. The prospectuses for the underlying funds explain how the underlying funds calculate net asset value, and the circumstances under which the underlying funds may use fair value pricing.

The Portfolios may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Tax Status

At December 31, 2021, the Fund and each then existing portfolio qualified, and the Portfolios intend to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each Portfolio is treated as a separate corporation for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each Portfolio also intends to comply with the diversification requirements or regulations under Sections 817(h) and 851(b)(3) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLIC, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

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Total Return

Total returns quoted in advertising reflect all aspects of a Portfolio’s investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the Portfolio’s net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no Portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a Portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

where:	P	=	a hypothetical initial payment of $1,000,
	T	=	the average annual total return,
	n	=	the number of years, and
	ERV	=	the ending redeemable value of a hypothetical $1,000 beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the Portfolios that has commenced operations prior to the effective date of this SAI, from the inception of the Portfolio and for the one-, five- and ten-year or since inception (if there is not sufficient history) periods ended on December 31, 2021, are as stated below:

Portfolio Performance	One Year	Five Years	Ten Years	From Inception	Inception Date
ON iShares Managed Risk Balanced Portfolio*	—	—	—	2.30%	6/25/2021
ON Janus Henderson U.S. Low Volatility Portfolio*	—	—	—	11.20%	6/25/2021
ON Federated Core Plus Bond Portfolio	-1.27%	—	—	2.01%	5/1/2020
ON AB Relative Value Portfolio*	—	—	—	5.20%	12/2/2021

*Not annualized

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a Portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the Portfolios that has commenced operations prior to the effective date of this SAI, from the inception of the Portfolio and for the five- and ten-year periods ended on December 31, 2021 (shown as an end-of-period dollar value assuming a hypothetical initial investment of $10,000) were as follows:

	Five Years	Ten Years	Since Inception
ON iShares Managed Risk Balanced Portfolio	—	—	$10,230
ON Janus Henderson U.S. Low Volatility Portfolio	—	—	$11,120
ON Federated Core Plus Bond Portfolio	—	—	$10,337
ON AB Relative Value Portfolio	—	—	$10,520

Independent Registered Public Accounting Firm

KPMG LLP, independent registered public accounting firm with offices at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215, serves as the independent registered public accounting firm for the Fund. KPMG LLP will perform an annual audit of the Fund’s financial statements. Reports of its activities are provided to the Board.

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Financial Statements

The Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2021 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference.

Pending Legal Matters

References to specific Fund Portfolios in this section may relate to other series of the Fund not described in this Statement of Additional Information.

In December 2007, the ON S&P 500® Index Portfolio and the ON BlackRock Advantage Large Cap Value Portfolio shareholders of the Tribune Company, participated in a cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the ON S&P 500® Index Portfolio and ON BlackRock Advantage Large Cap Value Portfolio was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) (the “Creditor Action”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the ON BlackRock Advantage Large Cap Value Portfolio is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. (the “Trustee Action.”) These Tribune litigation actions have been consolidated into a single Multidistrict Litigation ("MDL") in the U.S. District Court, Southern District of New York (the “District Court”).

Thereafter, certain defendants in the MDL, including the Fund, filed various motions to dismiss. The District Court dismissed the Creditor Action on September 23, 2013, holding that the plaintiffs could not pursue their claims so long as the Trustee pursued essentially the same claims in his action.  On December 20, 2013, the plaintiffs appealed the dismissal to the Second Circuit Court of Appeals (“Second Circuit”). On March 29, 2016, the Second Circuit affirmed the dismissal and rejected the plaintiffs’ appeal.  On September 9, 2016, plaintiffs filed a petition for writ of certiorari in the Supreme Court and the defendants opposed it. On April 3, 2018, the Supreme Court issued a “Statement” from two justices announcing that consideration of the petition for certiorari would be deferred for an undetermined period of time to “allow” the Second Circuit or the District Court to consider, among other things, whether the Second Circuit’s decision should be vacated as a result of the Supreme Court’s recent decision in Merit Management Group, LP v. FTI Consulting, Inc. On May 15, 2018, the Second Circuit recalled the mandate on its earlier decision for further panel review.

In December 2019, the Second Circuit reinstated its prior affirmance of dismissal, which safe-harbors all of the claims except the trustee’s actual intent claims (those claims are excepted from the safe harbor altogether).  Those claims were earlier dismissed on traditional grounds, and that dismissal was appealed.

In January 2020, the Tribune creditors sought panel rehearing and rehearing en banc, asserting, among other arguments, that the Second Circuit improperly relied on extrinsic evidence to reach its decision regarding Computershare’s status as Tribune’s agent, that the question of Computershare’s agency was a new argument on appeal that should not have been considered, and that the Second Circuit’s findings regarding preemption go against the Supreme Court’s decision in Merit Management and other cases. On February 6, 2020, the Second Circuit denied this request.

In July 2020, the creditors filed a petition for writ of certiorari appealing the Second Circuit’s decision to the Supreme Court. The creditors dropped some of the shareholder defendants – mostly funds – from the appeal to the Supreme Court. For those defendants only, this has the effect of accepting the adverse judgment and ending the case. Any non-listed defendant presumably is still a party to the appeal. On April 19, 2021 the Supreme Court denied the creditor’s petition for writ of certiorari, meaning that the Second Circuit’s decision stands.

In the Trustee Action, in 2014, various shareholder defendants filed a motion to dismiss the intentional fraudulent transfer claims.  On January 9, 2017, the Court granted the motion to dismiss the Trustee's actual fraudulent conveyance claim. On April 23, 2019, the District Court denied the Trustee’s motion to amend and add federal constructive fraudulent transfer claims.  In June 2019, the Trustee appealed the dismissal of the intentional fraudulent transfer claims and ruling that any constructive claims would be barred by the safe harbor. On August 20, 2021, the Second Circuit affirmed those decisions and on October 7, 2021, the Second Circuit denied a request for a rehearing. On January 5, 2022, the Trustee filed a petition for a writ of certiorari, seeking review by the Supreme Court of the dismissal. On February 22, 2022, the Supreme

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Court denied the Trustee’s petition. The Litigation Trustee has exhausted all potential avenues for appeal, so the Second Circuit’s decision in the Fund’s favor now stands as the final decision.

The Plaintiffs were not successful and there was no expense to the Fund. This litigation is now fully resolved and the Fund will no longer be reporting on it.

Appendix - Debt Security Ratings

The SEC has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corp. (“S&P”), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited (“IBCA”) and Thompson Bankwatch, Inc. (“TBW”). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody’s and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody’s, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

Moody’s Investors Service, Inc. (“Moody’s”)

Global Short-Term Rating Scale:

Ratings assigned on Moody’s global short-term rating scales are forwardlooking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Global Long-Term Rating Scale:

Ratings assigned on Moody’s global long-term rating scales are forward looking opinions of the relative credit risks of financial obligations issued by non-financial corporations, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

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C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor’s Corp. (“S&P”)

Short-Term Issue Credit Ratings:

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).

Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

• Nature and provisions of the financial obligation and the promise S&P imputes; and

• Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

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Investment Grade:

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely weaken the obligor’s capacity to meet its financial commitments on the obligation.

Speculative Grade:

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested and there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Investors Service, Inc. (“Fitch”)

Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

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F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Long-Term Credit Ratings:

Investment Grade:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade:

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk.

CC Very high levels of credit risk.

C Near default.

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. the formal announcement by the issuer or their agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but which has

53

not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to the ‘AAA’ rating and ratings below the ‘CCC’ category.

54

Ohio National Fund, Inc.

Form N-1A

Part C

Other Information

Item 28. Exhibits

Exhibits:

(a)(1)

Articles of Restatement of Registrant were filed as Exhibit (99)(1) of Registrant’s Form N-14 on September 18, 2020 and are incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000139834420018801/fp0057802_ex99161.htm)

(a)(2)

Supplementary Articles of Registrant were filed as Exhibit 99(a)(2) of Registrant’s Form N-1A, Post-Effective Amendment No.101, on November 30, 2021 and are incorporated herein by reference.

(https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928a2.htm)

(b)

By-laws of the Registrant were filed as Exhibit 99(b) of the Registrant’s Form N-1A, Post-Effective Amendment No. 66, on April 25, 2014 and are incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312514158691/d690881dex99b.htm)

(b)(1)

Amended and Restated By-laws of the Registrant were filed as Exhibit 99(b)(1) of Registrant’s Form N-1A, Post-Effective Amendment No. 84 on April 24, 2018 and are incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312518128031/d522948dex99b1.htm)

(c)	None.

(d)

Amended and Restated Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., as amended, was filed as Exhibit 99(d) of the Registrant’s Form N-1A, Post-Effective Amendment No. 66, on April 25, 2014 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312514158691/d690881dex99d.htm)

(d)(1)

Amendment to Investment Advisory Agreement to add the ON Model Portfolios was filed as Exhibit 99(d)(1) of the Registrant’s Form N-1A, Post-Effective Amendment No. 80, on March 1, 2017 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312517064456/d350098dex99d1.htm)

(d)(1)(a)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc. with respect to the ON Model Portfolios was filed as Exhibit 99(d)(1)(a) of the Registrant’s Form N-1A, Post-Effective Amendment No. 80, on March 1, 2017 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312517064456/d350098dex99d1a.htm)

(d)(1)(b)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 82 on April 26, 2017 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312517138605/d320411dex99d1b.htm)

(d)(1)(c)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(c) of Registrant’s Form N-1A, Post-Effective Amendment No. 84 on April 24, 2018 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312518128031/d522948dex99d1c.htm)

(d)(1)(d)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(d) of Registrant’s Form N-1A, Post-Effective Amendment No. 87 on April 25, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519119239/d638999dex99d1d.htm)

(d)(1)(e)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(e) of Registrant’s Form N-1A, Post-Effective Amendment No. 89 on September 13, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d1e.htm)

(d)(1)(f)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(f) of Registrant’s Form N-1A, Post-Effective Amendment No. 89 on September 13, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d1f.htm)

(d)(1)(g)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(g) of Registrant’s Form N-1A, Post-Effective Amendment No. 90 on November 22, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519298208/d835495dex99d1g.htm)

(d)(1)(h)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit 99(d)(1)(h) of Registrant’s Form N-1A, Post-Effective Amendment No. 93 on February 14, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520037004/d888074dex99d1h.htm)

(d)(1)(i)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(i) of Registrant’s Form N-1A, Post-Effective Amendment No. 95 on April 24, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520118815/d900649dex99d1i.htm)

(d)(1)(j)

Amendment to Operating Expense Limitation Agreement was filed as Exhibit (99)(6)(l) of Registrant’s Form N-14 on September 18, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000139834420018801/fp0057802_ex99166l.htm)

(d)(1)(k)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(k) of Registrant’s Form N-1A Post-Effective Amendment No. 98 on April 27, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/0000315754/000139834421008588/fp0063934_ex9928d1k.htm)

(d)(1)(l)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON iShares Managed Risk Balanced Portfolio was filed as Exhibit 99(d)(1)(l) of Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1l.htm).

(d)(1)(m)

Operating Expense Limitation Agreement between Registrant and Ohio National Investments, Inc., with respect to the ON Janus Henderson U.S. Low Volatility Portfolio and the ON Federated Core Plus Bond Portfolio was filed as Exhibit 99(d)(1)(m) of Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1m.htm)

(d)(1)(n)

Amendment to Investment Advisory Agreement was filed as Exhibit 99(d)(1)(n) of Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d1n.htm)

(d)(1)(o)	Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., is filed herewith as Exhibit 99(d)(1)(o).

(d)(2)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Counseling as to the ON Federated High Income Bond Portfolio was filed as Exhibit (5)(j) of the Registrant’s Form N-1A Post-Effective Amendment No. 35 on February 13, 1998 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/0000950152-98-001109.txt)

(d)(2)(a)

Amendment to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Counseling as to the ON Federated High Income Bond Portfolio was filed as Exhibit (d)(6)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000095015204001085/l05164dexv99wdw6wa.txt)

(d)(2)(b)

Amendment to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Counseling as to the ON Federated High Income Bond Portfolio was filed as Exhibit (d)(6)(b) of Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000095015204001085/l05164dexv99wdw6wb.txt)

(d)(2)(c)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated High Income Bond Portfolio is filed herewith as Exhibit 99(d)(2)(c).

(d)(3)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON Nasdaq -100® Index Portfolio was filed as Exhibit 99(d)(19) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99d19.htm)

(d)(3)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON Nasdaq -100® Index Portfolio is filed herewith as Exhibit 99(d)(3)(a).

(d)(4)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P 500® Index Portfolio was filed as Exhibit 99(d)(20) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99d20.htm)

(d)(4)(a)

Amendment to Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P 500® Index Portfolio was filed as Exhibit 99(d)(5)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 89 on September 13, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d5a.htm)

(d)(4)(b)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P 500® Index Portfolio is filed herewith as Exhibit 99(d)(4)(b).

(d)(5)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P MidCap 400® Index Portfolio was filed as Exhibit 99(d)(21) on the Registrant’s Form N-1A, Post-Effective Amendment No. 78 on December 19, 2016 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312516796402/d265085dex99d21.htm)

(d)(5)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P MidCap 400® Index Portfolio is filed herewith as Exhibit 99(d)(5)(a).

(d)(6)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC as to the ON Janus Henderson Forty Portfolio was filed as Exhibit 99(d)(19) of Registrant’s Form N-1A, Post-Effective Amendment No. 84 on April 24, 2018 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312518128031/d522948dex99d19.htm)

(d)(6)(a)

Amendment to Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC as to the ON Janus Henderson Forty Portfolio was filed as Exhibit 99(d)(8)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 89 on September 13, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d8a.htm)

(d)(6)(b)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Henderson Investors U.S. LLC as to the ON Janus Henderson Forty Portfolio is filed herewith as Exhibit 99(d)(6)(b).

(d)(7)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Balanced Allocation Portfolio was filed as Exhibit 99(d)(17) of Registrant’s Form N-1A, Post-Effective Amendment No. 87 on April 25, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519119239/d638999dex99d17.htm)

(d)(7)(a)

Amendment to Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Balanced Allocation Portfolio was filed as Exhibit 99(d)(11)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 90 on November 22, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519298208/d835495dex99d11a.htm)

(d)(7)(b)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Balanced Allocation Portfolio is filed herewith as Exhibit 99(d)(7)(b).

(d)(8)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Core Portfolio was filed as Exhibit 99(d)(18) of Registrant’s Form N-1A, Post-Effective Amendment No. 87 on April 25, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519119239/d638999dex99d18.htm)

(d)(8)(a)

Amendment to Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Core Portfolio was filed as Exhibit 99(d)(12)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 90 on November 22, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519298208/d835495dex99d12a.htm)

(d)(8)(b)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Core Portfolio is filed herewith as Exhibit 99(d)(8)(b).

(d)(9)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Growth Portfolio was filed as Exhibit 99(d)(19) of Registrant’s Form N-1A, Post-Effective Amendment No. 87 on April 25, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519119239/d638999dex99d19.htm)

(d)(9)(a)

Amendment to Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Growth Portfolio was filed as Exhibit 99(d)(13)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 90 on November 22, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519298208/d835495dex99d13a.htm)

(d)(9)(b)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Growth Portfolio is filed herewith as Exhibit 99(d)(9)(b).

(d)(10)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Small Cap Growth Portfolio was filed as Exhibit 99(d)(20) of Registrant’s Form N-1A, Post-Effective Amendment No. 87 on April 25, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519119239/d638999dex99d20.htm)

(d)(10)(a)

Amendment to Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Small Cap Growth Portfolio was filed as Exhibit 99(d)(14)(a) of Registrant’s Form N-1A, Post-Effective Amendment No. 89 on September 13, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519244677/d684206dex99d14a.htm)

(d)(10)(b)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Small Cap Growth Portfolio is filed herewith as Exhibit 99(d)(10)(b).

(d)(11)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage International Equity Portfolio was filed as Exhibit 99(d)(15) of Registrant’s Form N-1A, Post-Effective Amendment No. 90 on November 22, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519298208/d835495dex99d15.htm)

(d)(11)(a)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage International Equity Portfolio is filed herewith as Exhibit 99(d)(11)(a).

(d)(12)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Value Portfolio was filed as Exhibit 99(d)(17) of Registrant’s Form N-1A, Post-Effective Amendment No. 90 on November 22, 2019 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312519298208/d835495dex99d17.htm)

(d)(12)(a)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Value Portfolio is filed herewith as Exhibit 99(d)(12)(a).

(d)(13)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein L.P. as to the ON Risk Managed Balanced Portfolio was filed as Exhibit 99(d)(16) of Registrant’s Form N-1A, Post-Effective Amendment No. 95 on April 24, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520118815/d900649dex99d16.htm)

(d)(13)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein L.P. as to the ON Risk Managed Balanced Portfolio is filed herewith as Exhibit 99(d)(13)(a).

(d)(14)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON iShares Managed Risk Balanced Portfolio was filed as Exhibit 99(d)(17) of Registrant’s Form N-1A, Post-Effective Amendment No. 95 on April 24, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520118815/d900649dex99d17.htm)

(d)(14)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON iShares Managed Risk Balanced Portfolio is filed herewith as Exhibit 99(d)(14)(a).

(d)(15)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON iShares Managed Risk Moderate Growth Portfolio was filed as Exhibit 99(d)(18) of Registrant’s Form N-1A, Post-Effective Amendment No. 95 on April 24, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520118815/d900649dex99d18.htm)

(d)(15)(a)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON iShares Managed Risk Moderate Growth Portfolio is filed herewith as Exhibit 99(d)(15)(a).

(d)(16)

Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON iShares Managed Risk Growth Portfolio was filed as Exhibit 99(d)(19) of Registrant’s Form N-1A, Post-Effective Amendment No. 95 on April 24, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520118815/d900649dex99d19.htm)

(d)(16)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON iShares Managed Risk Growth Portfolio Is filed herewith as Exhibit 99(d)(16)(a).

(d)(17)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC as to the ON Janus Henderson U.S. Low Volatility Portfolio was filed as Exhibit 99(d)(20) of Registrant’s Form N-1A, Post-Effective Amendment No. 95 on April 24, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520118815/d900649dex99d20.htm)

(d)(17)(a)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Henderson Investors US LLC as to the ON Janus Henderson U.S. Low Volatility Portfolio is filed herewith as Exhibit 99(d)(17)(a).

(d)(18)

Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated Core Plus Bond Portfolio was filed as Exhibit 99(d)(21) of Registrant’s Form N-1A, Post-Effective Amendment No. 95 on April 24, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520118815/d900649dex99d21.htm)

(d)(18)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated Core Plus Bond Portfolio is filed herewith as Exhibit 99(d)(18(a).

(d)(19)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Mid Cap Core Portfolio (formerly ON Janus Henderson Enterprise Portfolio) was filed as Exhibit 99(d)(19) of Registrant’s Form N-1A Post-Effective Amendment No. 98 on April 27, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/0000315754/000139834421008588/fp0063934_ex9928d19.htm)

(d)(19)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Mid Cap Core Portfolio is filed herewith as Exhibit 99(d)(19)(a).

(d)(20)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Small Cap Portfolio (formerly ON Janus Henderson Venture Portfolio) was filed as Exhibit 99(d)(20) of Registrant’s Form N-1A Post-Effective Amendment No. 98 on April 27, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/0000315754/000139834421008588/fp0063934_ex9928d20.htm)

(d)(20)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Small Cap Portfolio is filed herewith as Exhibit 99(d)(20)(a).

(d)(21)

Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Relative Value Portfolio was filed as Exhibit 99(d)(21) of Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021 and is incorporated by reference herein..

(https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928d21.htm)

(d)(21)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Relative Value Portfolio is filed herewith as Exhibit 99(d)(21)(a).

(g)

Custody Agreement between the Registrant and U.S. Bank National Association was filed as Exhibit (g)(2) of Registrant’s Form N-1A, Post-Effective Amendment No. 51 on April 27, 2006 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000095015206003585/l17800aexv99wgw2.txt)

(g)(1)

Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(1) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99g1.htm)

(g)(2)

Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(g)(2) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99g2.htm)

(g)(3)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company is filed herewith as Exhibit 99(g)(3).

(h)

Transfer Agency Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC (now called U.S. Bancorp Fund Services, LLC) was filed as Exhibit (h)(2) of the Registrant’s Form N-1A, Post-Effective Amendment No. 41, on April 9, 2001 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000095015201500724/l86567aex99-h_2.txt)

(h)(1)

Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant’s Form N-1A, Post-Effective Amendment No. 31, on March 1, 1996 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/0000950152-96-000762.txt)

(h)(2)

Master Repurchase Agreement between the Registrant and Star Bank, N.A. (now called U.S. Bank, N.A.) was filed as Exhibit (9)(c) of the Registrant’s Form N-1A, Post-Effective Amendment No. 33, on April 25, 1997 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/0000950152-97-003203.txt)

(h)(3)

Services Agreement for the ON BlackRock Advantage International Equity Portfolio between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant’s Form N-1A, Post-Effective Amendment No. 23, on October 29, 1993 and is incorporated by reference herein. (No link available.)

(h)(4)

Partial Fund Administration Agreement between the Registrant and U.S. Bancorp Fund Services, LLC was filed as Exhibit (h)(7) of Registrant’s Form N-1A, Post-Effective Amendment No. 51 on April 27, 2006 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000095015206003585/l17800aexv99whw7.txt)

(h)(5)

Fund Accounting Servicing Agreement the Registrant and U.S. Bancorp Fund Services, LLC was filed as Exhibit (h)(8) of Registrant’s Form N-1A, Post-Effective Amendment No. 51 on April 27, 2006 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000095015206003585/l17800aexv99whw8.txt)

(h)(6)

Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Funds Services, LLC was filed as Exhibit 99(h)(9) of the Registrant’s Form N-1A, Post-Effective Amendment No. 72 on September 17, 2015 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312515322138/d65636dex99h9.htm)

(h)(7)

Second Amendment to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Funds Services, LLC was filed as Exhibit 99(h)(10) of the Registrant’s Form N-1A, Post-Effective Amendment No. 72 on September 17, 2015 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312515322138/d65636dex99h10.htm)

(h)(8)

Third Amendment to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Funds Services, LLC was filed as Exhibit 99(h)(11) of the Registrant’s Form N-1A, Post-Effective Amendment No. 72 on September 17, 2015 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312515322138/d65636dex99h11.htm)

(h)(9)

Second Amendment to the Custody Agreement between the Registrant and U.S. Bank National Association was filed as Exhibit 99(h)(12) of the Registrant’s Form N-1A, Post-Effective Amendment No. 72 on September 17, 2015 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312515322138/d65636dex99h12.htm)

(h)(10)

Third Amendment to the Custody Agreement between the Registrant and U.S. Bank National Association was filed as Exhibit 99(h)(13) of the Registrant’s Form N-1A, Post-Effective Amendment No. 72 on September 17, 2015 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312515322138/d65636dex99h13.htm)

(h)(11)

Fourth Amendment to the Custody Agreement between the Registrant and U.S. Bank National Association was filed as Exhibit 99(h)(14) of the Registrant’s Form N-1A, Post-Effective Amendment No. 72 on September 17, 2015 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312515322138/d65636dex99h14.htm)

(h)(12)

Third Amendment to the Partial Fund Administration Servicing Agreement among the Registrant, Ohio National Investments, Inc. and U.S. Bancorp Funds Services, LLC was filed as Exhibit 99(h)(15) of the Registrant’s Form N-1A, Post-Effective Amendment No. 72 on September 17, 2015 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312515322138/d65636dex99h15.htm)

(h)(13)

Fourth Amendment to the Partial Fund Administration Servicing Agreement among the Registrant, Ohio National Investments, Inc. and U.S. Bancorp Funds Services, LLC was filed as Exhibit 99(h)(16) of the Registrant’s Form N-1A, Post-Effective Amendment No. 72 on September 17, 2015 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312515322138/d65636dex99h16.htm)

(h)(14)

Fifth Amendment to the Partial Fund Administration Servicing Agreement among the Registrant, Ohio National Investments, Inc. and U.S. Bancorp Funds Services, LLC was filed as Exhibit 99(h)(17) of the Registrant’s Form N-1A, Post-Effective Amendment No. 72 on September 17, 2015 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312515322138/d65636dex99h17.htm)

(h)(15)

Administrative Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(15) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99h15.htm)

(h)(16)

Class Action Services Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(16) on the Registrant’s Form N-1A, Post-Effective Amendment No. 75 on April 29, 2016 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312516567571/d160001dex99h16.htm)

(h)(17)

First Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(17) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99h17.htm)

(h)(18)

Second Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company was filed as Exhibit 99(h)(18) of the Registrant’s Form N-1A, Post-Effective Amendment No. 92 on February 7, 2020 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000119312520027961/d858961dex99h18.htm)

(h)(19)	Third Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company is filed herewith as Exhibit 99(h)(19).

(h)(20)	Fourth Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company is filed herewith as Exhibit 99(h)(20).

(h)(21)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is filed herewith as Exhibit 99(h)(21).

(h)(22)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is filed herewith as Exhibit 99(h)(22).

(h)(23)

Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and BlacRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust is filed herewith as Exhibit 99(h)(23).

(h)(24)	Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and DFA Investment Dimensions Group Inc.is filed herewith as Exhibit 99(h)(24).

(h)(25)	Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Fidelity Advisor Series VII is filed herewith as Exhibit 99(h)(25).

(h)(26)	Fund of Funds Investment Agreement between Registrant and PIMCO Funds is filed herewith as Exhibit 99(h)(26).

(h)(27)	Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Vanguard World Fund is filed herewith as Exhibit 99(h)(27).

(h)(28)	Fund of Funds Investment Agreement between Registrant and Western Asset Funds, Inc. is filed herewith as Exhibit 99(h)(28).

(i)(1)

Opinion of Thompson Hine LLP was filed as Exhibit 99(i)(1) of the Registrant’s Form N-1A, Post-Effective Amendment No. 101, on November 30, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928i1.htm)

(i)(2)	Consent of Thompson Hine LLP is filed herewith as Exhibit 99(i)(2).
(j)(1)

Investment letter for the initial subscription of capital stock of the Registrant’s ON BlackRock Advantage International Equity Portfolio was filed as Exhibit (13) of the Registrant’s Form N-1A, Post-Effective Amendment No. 22, on April 22, 1993 and is incorporated by reference herein. (No link available.)

(j)(2)	Consent of Independent Registered Public Accounting Firm is filed herewith as Exhibit 99(j)(2).

(p)(1)

Registrant’s Code of Ethics for President and Treasurer (pursuant to Sarbanes-Oxley Act), adopted November 18, 2003, was filed as Exhibit (P)(1) to Registrant’s Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000095015204001085/l05164dexv99wpw1.txt)

(p)(2)

Registrant’s Code of Ethics, as amended February, 2020, was filed as Exhibit 99(p)(2) to Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928p2.htm)

(p)(3)

Adviser’s Code of Ethics, as amended February, 2020, was filed as Exhibit 99(p)(3) to Registrant’s Form N-1A, Post-Effective Amendment No. 101 on November 30, 2021 and is incorporated by reference herein.

(https://www.sec.gov/Archives/edgar/data/315754/000139834421023086/fp0070475_ex9928p3.htm).

(24)	Powers of Attorney are filed herewith as Exhibit (24).

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Registrant is an affiliate of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is an indirect subsidiary of Constellation Insurance GP LLC. An organization chart for Constellation Insurance GP LLC is set forth below.

Constellation Insurance GP LLC, a Delaware holding company, owns 100% of the voting securities of ONLH Holdings GP LLC, a Delaware intermediate holding company.

ONLH Holdings GP LLC owns 100% of the voting securities of ONLH Holdings LP, a Delaware limited partnership.

ONLH Holdings LP owns 60% of the voting securities of Ohio National Holdings, Inc., an Ohio intermediate holding company.

Ohio National Holdings, Inc., owns 100% of the voting securities of Ohio National Financial Services, Inc., an Ohio intermediate holding company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company (insurance company)	Ohio	100%
ONFlight, Inc. (aviation)	Ohio	100%
Financial Way Realty, Inc. (realty company)	Ohio	100%
Sycamore Re, Ltd. (captive reinsurance company)	Cayman	100%
ONTech, LLC (technology company)	Delaware	100%
Princeton Captive Re, Inc. (captive reinsurance company)	Ohio	100%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
Ohio National Life Assurance Corporation (insurance company)	Ohio	100%
Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%
Ohio National Investments, Inc. (investment adviser)	Ohio	100%
The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%
Ohio National Fund, Inc. (registered investment company)	Maryland	100%
Kenwood Re, Inc. (captive reinsurance company)	Vermont	100%
Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%
Camargo Re Captive, Inc. (captive reinsurance company)	Ohio	100%
National Security Life and Annuity Company (insurance company)	New York	100%
Sunrise Captive Re, LLC (captive reinsurance company)	Ohio	100%
ON Foreign Holdings, LLC (holding company)	Delaware	100%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
O.N. Investment Management Company (investment adviser)	Ohio	100%
Ohio National Insurance Agency, Inc.	Ohio	100%

ON Foreign Holdings, LLC owns (1) 100% of the voting securities of ON Overseas Holdings B.V., a holding company organized under the laws of Netherlands, (2) 0.01% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (3) 0.02% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru.

ON Overseas Holdings B.V. owns 100% of the voting securities of ON Netherlands Holdings B.V., a holding company organized under the laws of the Netherlands.

ON Netherlands Holdings B.V. owns (1) 100% of the voting securities of ON Global Holdings, LLC, a holding company organized under the laws of Delaware, (2) 99.98% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Peru, (3) 99.99% of the voting securities of O.N. International do Brasil Participações Ltda., a holding company organized under the laws of Brazil and (4) 7.90% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile.

ON Global Holdings, LLC owns (1) 92.1% of the voting securities of Ohio National Sudamerica S.A., a holding company organized under the laws of Chile and (2) 0.01% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 99.99% of the voting securities of Ohio National Seguros de Vida S.A., an insurance company organized under the laws of Chile.

Item 30. Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a “corporate representative”) of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys’ fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant’s By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant’s By-laws and Section 2-418 of the Maryland General Corporation Law.

The Registrant may maintain a standard and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Directors and officers, and could cover its adviser and its affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of Investment Adviser and Subadvisers

Information related to the Registrant’s investment adviser (Ohio National Investments, Inc.) and each of the subadvisers retained by the investment adviser for the management of the Registrant’s portfolios is contained in the registration statement currently on file with the Commission for each such entity on Form ADV and is incorporated herein by reference. The file numbers of the investment adviser and each subadviser are listed below:

Investment Adviser or Subadviser	File No.
Ohio National Investments, Inc.	801-51396
Federated Investment Management Company	801-34612
Geode Capital Management, LLC	801-61117
Janus Henderson Investors US LLC	801-13991
BlackRock Investment Management, LLC	801-56972
AllianceBernstein L.P.	801-56720
Intech Investment Management LLC	801-60987

Item 32. Principal Underwriters

Not applicable.

Item 33. Location of Accounts and Records

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a) Journals and other records of original entry:

State Street Bank and Trust Company

(“State Street”)

801 Pennsylvania Street

Kansas City, Missouri 64105

(b) General and auxiliary ledgers:

Fund Services and State Street

(c) Securities records for portfolio securities:

Fund Services and State Street

(d)Corporate charter (Articles of Incorporation), By-Laws and Minute Books:

Kimberly A. Plante, Secretary

Ohio National Fund, Inc.

One Financial Way

Montgomery, Ohio 45242

(e) Records of brokerage orders:

The Adviser

(f) Records of other portfolio transactions:

The Adviser

(g) Records of options:

The Adviser

(h) Records of trial balances:

Fund Services and The Adviser

(i) Quarterly records of allocation of brokerage orders and commissions:

The Adviser

(j) Records identifying persons or group authorizing portfolio transactions:

The Adviser

(k) Files of advisory materials

The Adviser

Item 34. Management Services

Not Applicable

Item 35. Undertakings

Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and that it has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 27th day of April, 2022.

Ohio National Fund, Inc.

By: /s/ Kimberly A. Plante

Kimberly A. Plante, Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tara York	President (Principal Executive Officer)	April 27, 2022

Tara York

/s/ R. Todd Brockman	Treasurer (Principal Financial and Accounting Officer)	April 27, 2022

R. Todd Brockman

*/s/ Christopher A. Carlson	Director	April 27, 2022

Christopher A. Carlson

*/s/ Geoffrey Keenan	Director	April 27, 2022

Geoffrey Keenan

*/s/ Madeleine W. Ludlow	Director	April 27, 2022

Madeleine W. Ludlow

*/s/ Lawrence L. Grypp	Director	April 27, 2022

Lawrence L. Grypp

*/s/ George M. Vredeveld	Director	April 27, 2022

George M. Vredeveld

*/s/ Kimberly A. Plante
Kimberly A. Plante, Attorney in fact pursuant to Powers of Attorney.

Index of Consents and Exhibits

Exhibit Number	Description	Page Number
99(d)(1)(o)	Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc.

99(d)(2)(c)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated High Income Bond Portfolio

99(d)(3)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON Nasdaq -100® Index Portfolio

99(d)(4)(b)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P 500® Index Portfolio

99(d)(5)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Geode Capital Management, LLC as to the ON S&P MidCap 400® Index Portfolio

99(d)(6)(b)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC as to the ON Janus Henderson Forty Portfolio

99(d)(7)(b)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Balanced Allocation Portfolio

99(d)(8)(b)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Core Portfolio

99(d)(9)(b)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Growth Portfolio

99(d)(10)(b)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Small Cap Growth Portfolio

99(d)(11)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage International Equity Portfolio

99(d)(12)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON BlackRock Advantage Large Cap Value Portfolio

99(d)(13)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein L.P. as to the ON Risk Managed Balanced Portfolio

99(d)(14)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON iShares Managed Risk Balanced Portfolio

99(d)(15)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON iShares Managed Risk Moderate Growth Portfolio

99(d)(16)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and BlackRock Investment Management, LLC as to the ON iShares Managed Risk Growth Portfolio

99(d)(17)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC as to the ON Janus Henderson U.S. Low Volatility Portfolio

99(d)(18)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Management Company as to the ON Federated Core Plus Bond Portfolio

99(d)(19)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Mid Cap Core Portfolio

99(d)(20)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Small Cap Portfolio

99(d)(21)(a)	Sub-Advisory Agreement between Ohio National Investments, Inc. and AllianceBernstein, L.P. as to the ON AB Relative Value Portfolio

99(g)(3)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company

99(h)(19)	Third Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company

99(h)(20)	Fourth Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company

99(h)(21)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company

99(h)(22)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company

99(h)(23)	Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and BlacRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., and iShares U.S. ETF Trust

99(h)(24)	Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and DFA Investment Dimensions Group Inc.

99(h)(25)	Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Fidelity Advisor Series VII

99(h)(26)	Fund of Funds Investment Agreement between Registrant and PIMCO Funds

99(h)(27)	Rule 12d1-4 Fund of Funds Investment Agreement between Registrant and Vanguard World Fund is filed herewith as Exhibit 99(h)(27).

99(h)(28)	Fund of Funds Investment Agreement between Registrant and Western Asset Funds, Inc.

99(i)(2)	Consent of Thompson Hine LLP

99(j)(2)	Consent of Independent Registered Public Accounting Firm

(24)	Powers of Attorney